UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Steven I. Koszalka
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mitchell E. Nichter
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Funds
Insurance Series

[photo of the Golden Gate Bridge - a container ship passing underneath]

A worldwide approach:
The beneﬁts of global research

Annual report for the year ended December 31, 2007

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Investment portfolios

Global Discovery Fund	24
Global Growth Fund	28
Global Small Capitalization Fund	31
Growth Fund	36
International Fund	40
New World Fund	43
Blue Chip Income and Growth Fund	46
Global Growth and Income Fund	49
Growth-Income Fund	52
Asset Allocation Fund	55
Bond Fund	60
Global Bond Fund	64
High-Income Bond Fund	68
U.S. Government/AAA-Rated Securities Fund	73
Cash Management Fund	76

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

This report shows investment results for Class 1, 2 and 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the individual fund reports are for Class 2 shares. The mountain charts on pages 2 to 15 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years). The mountain charts reflect results for Class 2 shares. The investment results tables on pages 2 to 16 show the average annual total returns over various periods for Class 1, Class 2 and, where applicable, Class 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations, local, regional or global political, social or economic instability, differing securities regulations and accounting standards, possible changes in taxation and periods of illiquidity. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. Please read the funds’ prospectus for further information regarding the risks associated with investing in the funds.

Fellow investors:

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The year ended December 31, 2007, was a period of gains in stock and bond markets around the globe but also a time of uncertainty and turbulence. Indeed, in many ways, 2007 was a bifurcated year in the United States with markets earning solid returns during the first 10 months of the year and losing ground during the final two months. Despite the late-year downturn, every investment option in American Funds Insurance Series with at least a five-year track record gained value for the fifth consecutive year.

The Standard and Poor’s 500 Composite Index gained 5.49% in the period ended December 31, 2007, with all distributions reinvested. The Nasdaq Composite Index, home to many of the nation’s technology company stocks, gained 9.81%.

Markets outside the U.S. generated strong returns again this year. The MSCI EAFE (Europe, Australasia, Far East) Index rose 11.63%. In Europe, Germany was the strongest market, with the DAX rising 22.3% in euros and 36.4% when measured in dollars. London’s FTSE gained 3.8% when measured in pounds and 5.2% when measured in dollars. The dollar continued to slide in 2007 — it lost 9.6% against the euro and 6.1% against the yen.

Bond markets in the U.S. and abroad also posted gains. The Citigroup Broad Investment-Grade (BIG) Index rose 7.22%, while the Credit Suisse High Yield Index gained 2.65%. The gains came despite problems in the credit markets, which surfaced in August as investors came to believe that they were not being properly compensated for the risks they were taking.

Difficulties in the subprime mortgage market captured the headlines as the number of foreclosures jumped, prices of existing homes fell and construction of new homes declined. But the troubles in the credit markets were deeper and broader than just subprime mortgages. Bond prices, especially the prices of lower-rated securities, fell as investors demanded higher rewards for taking more risk. The fallout quickly spread to the equity markets and cast a shadow over the U.S. economy. Stocks of companies in the financial industry — including some of the nation’s biggest banks and other lenders — were among the hardest hit.

At the same time, signs emerged that the U.S. economy’s growth rate was beginning to slow. To help calm financial markets and to offset a slowing economy, the Federal Reserve lowered two key interest rates. In August, the Fed cut the discount rate (the rate it charges member banks for loans) by 0.5% to 5.75%. It followed in September with a 0.5% reduction in the federal funds rate (the rate banks charge each other on overnight loans) to 4.75%, the first reduction in the federal funds rate since June 2003.

Some economists predict the U.S. will slip into recession during 2008. They cite the high price of oil and the shift in consumer spending from discretionary items, such as new cars, furniture and other durable goods, to consumables such as fuel and food. Still, growth outside the U.S., especially in China, Brazil and India, appears strong, and the dollar’s weakness will make U.S.-made goods less expensive, which should boost exports.

We believe this turbulence and uncertainty could create good long-term opportunities for investors who take a cautious approach. Depressed stock prices, such as we’ve seen in the financial sectors recently, could create buying opportunities. However, a stock’s low price may simply be a way station on the path to even lower prices. Outside the U.S., the outlook is equally uncertain. Soaring markets — such as in China — may be a sign of strength or may indicate an overheated market.

Facing this uncertainty, we will continue to rely on our fundamental global research, our experience — the portfolio counselors in American Funds Insurance Series have an average of more than 24 years investment experience — and our long-term approach in making investment decisions.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

February 1, 2008

Global Discovery Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Discovery Fund gained 17.22% during the year ended December 31, 2007, outpacing both its relevant indexes. The Global Service and Information Index, which tracks the types of companies the fund invests in, rose 2.28%, and the S&P 500 gained 5.49%.

Markets outside the U.S. produced strong returns during 2007 benefiting the fund, which had more than 40% of its assets invested outside the U.S. For developing markets, such as Brazil and India, 2007 was also a very strong year.

The run up in oil prices also helped the fund’s returns. Although Global Discovery Fund doesn’t invest directly in oil producers, its holdings of oil service companies proved very beneficial. It was also helped by holdings in the health care providers and services industry. Holdings in diversified financial services and insurance held the fund back.

While we are very pleased with the fund’s returns — it has outpaced its relevant indexes over the past year, as well as the past three- and five-year periods — we caution our investors against expecting these strong returns to continue. Markets fluctuate, and the fund’s average annual return of 18.22% over the past five years probably is not sustainable.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

47.9%	The Americas
13.6%	Short-term securities & other assets less liabilities
23.3%	Europe
13.7%	Asia/Pacific Basin
1.5%	Other regions
[end pie chart]

The Americas
United States	45.8%
Brazil	1.1
Mexico	1.0
47.9

Europe
Germany	4.8
United Kingdom	3.3
France	2.8
Ireland	2.0
Spain	1.8
Sweden	1.7
Austria	1.4
Finland	1.2
Denmark	1.1
Other	3.2
23.3

Asia/Pacific Basin
China	2.7%
Australia	1.8
Taiwan	1.8
Japan	1.7
India	1.7
Hong Kong	1.7
Other	2.3
13.7

Other regions
South Africa	1.5
1.5

Short-term securities & other
assets less liabilities	13.6

Total	100.0%

[begin mountain chart]
	Global Discovery Fund, Class 2	S&P 500[2]	Global Service and Information Index[1]	Consumer Price Index[3]

7/5/01	$10,000	$10,000	$10,000	$10,000
12/31/01	$9,329	$9,485	$9,163	$9,927
6/30/02	$8,256	$8,237	$7,843	$10,107
12/31/02	$7,307	$7,389	$6,877	$10,163
6/30/03	$8,466	$8,258	$7,848	$10,320
12/31/03	$10,019	$9,508	$9,361	$10,354
6/30/04	$10,360	$9,835	$9,578	$10,657
12/31/04	$11,064	$10,541	$10,589	$10,691
6/30/05	$10,851	$10,456	$10,354	$10,927
12/31/05	$12,259	$11,059	$11,338	$11,056
6/30/06	$12,565	$11,358	$11,740	$11,399
12/31/06	$14,394	$12,804	$13,301	$11,337
6/30/07	$15,728	$13,695	$14,117	$11,705
12/31/07	$16,872	$13,507	$13,604	$11,800
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	17.55%	17.22%
5 years	18.51	18.22
Lifetime (since July 5, 2001)	8.66	8.39
Gross expense ratio	.60	.85

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Subset of MSCI World Index and a market-capitalization weighted index that measures the returns of services and information industries in stock markets in 23 developed countries. The index, which is 70% U.S.-weighted, consists specifically of services and information industries that together represent about 60% of the MSCI World Index.

[2]Standard & Poor’s 500 Composite Index with dividends reinvested.
[3]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth Fund gained 14.85% during the 12 months ended December 31, 2007, and outpaced the MSCI World Index, which gained 9.57%.

Investing outside the United States was a good strategy for the fund during the year. Investments in developing markets, such as Brazil and China, were especially helpful. At the end of 2007, the fund had 56% of its assets invested outside the United States, including 30.8% in Europe and 19.8% in the Asia/Pacific Basin.

While markets in some countries, such as Germany, were particularly strong, others, such as Japan, had a more difficult year. The fund’s U.S. holdings amounted to 25.1% of assets, the largest single-country concentration.

Although the fund outpaced its relevant indexes, it increased its cash position to 18.9% of assets at the end of 2007, up from 15.4% a year earlier.

The fund’s investments in independent power producers and energy traders and in oil, gas and consumable fuels helped boost results, while holdings in the stocks of thrifts and mortgage finance companies hurt returns.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

30.8%	Europe
18.9%	Short-term securities & other assets less liabilities
29.9%	The Americas
19.8%	Asia/Pacific Basin
.6%	Other regions
[end pie chart]

Europe
France	5.2%
United Kingdom	5.1
Germany	5.0
Netherlands	4.2
Denmark	1.6
Russia	1.5
Switzerland	1.5
Greece	1.1
Other	5.6
30.8

The Americas
United States	25.1
Canada	1.9
Brazil	1.8
Mexico	1.0
Argentina	.1
29.9

Asia/Pacific Basin
Japan	6.9%
India	3.5
South Korea	2.7
Australia	2.2
China	1.4
Hong Kong	1.4
Other	1.7
19.8

Other regions	.6

Short-term securities & other
assets less liabilities	18.9

Total	100.0%

[begin mountain chart]
	Global Growth Fund, Class 2	MSCI World Index	Consumer Price Index*

12/31/97	$10,000	$10,000	$10,000
12/31/98	$12,875	$12,480	$10,161
12/31/99	$21,845	$15,642	$10,434
12/31/00	$17,723	$13,621	$10,787
12/31/01	$15,203	$11,371	$10,955
12/31/02	$12,977	$9,149	$11,215
12/31/03	$17,555	$12,238	$11,426
12/31/04	$19,923	$14,103	$11,798
12/31/05	$22,727	$15,517	$12,201
12/31/06	$27,369	$18,722	$12,511
12/31/07	$31,433	$20,513	$13,021
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	15.16%	14.85%
5 years	19.67	19.35
10 years	12.41	12.13
Lifetime (since April 30, 1997)	12.45	12.17
Gross expense ratio	.55	.80

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Small Capitalization Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Small Capitalization Fund had another strong year for the 12 months ended December 31, 2007. The fund posted a gain of 21.43%, outpacing the 9.87% gain in the S&P/Citigroup Global/World Indexes.1 The Lipper Global Small-Cap Funds Average rose 9.70%.

This was another good year for small-company stocks both in the U.S. and abroad. The fund also gained strength from its investments outside the United States where many markets produced strong returns. Investments outside the U.S. also were helped by the weaker dollar.

At the end of the year, the fund had 63% of its assets invested in companies outside the U.S. including developing markets, many of which enjoyed strong returns during 2007. In Brazil, Turkey, India and Indonesia, markets rose more than 55% based on MSCI indices.

While we are pleased with the fund’s return during 2007, almost all of the gains came in the first half of the year. We caution investors that the returns we saw in 2007 may not continue in 2008.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

33.3%	The Americas
13.6%	Short-term securities & other assets less liabilities
30.7%	Asia/Pacific Basin
22.4%	Europe
[end pie chart]

The Americas
United States	23.7%
Canada	7.2
Brazil	2.2
Argentina	.2
33.3

Asia/Pacific Basin
South Korea	7.6
India	4.2
Hong Kong	3.4
Philippines	3.4
Australia	2.5
China	1.9
Thailand	1.8
Taiwan	1.5
Singapore	1.2
Japan	1.0
Kazakhstan	1.0%
Other	1.2
30.7

Europe
United Kingdom	6.3
Greece	5.7
Netherlands	1.9
Italy	1.2
Turkey	1.0
Other	6.3
22.4

Short-term securities & other
assets less liabilities	13.6

Total	100.0%

[begin mountain chart]
	Global Small Capitalization Fund, Class 2	S&P/Citigroup Global/World Indexes[1]	Consumer Price Index[2]

4/30/98	$10,000	$10,000	$10,000
6/30/98	$9,543	$9,536	$10,031
12/31/98	$10,247	$8,901	$10,086
6/30/99	$13,983	$9,927	$10,228
12/31/99	$19,609	$10,892	$10,357
6/30/00	$20,070	$11,402	$10,609
12/31/00	$16,368	$10,375	$10,708
6/30/01	$15,445	$10,620	$10,954
12/31/01	$14,265	$9,939	$10,874
6/30/02	$13,787	$10,249	$11,071
12/31/02	$11,547	$8,832	$11,132
6/30/03	$13,661	$10,521	$11,305
12/31/03	$17,728	$13,545	$11,342
6/30/04	$18,811	$14,732	$11,674
12/31/04	$21,430	$17,010	$11,711
6/30/05	$22,602	$17,331	$11,969
12/31/05	$26,862	$19,943	$12,111
6/30/06	$29,375	$21,382	$12,486
12/31/06	$33,324	$24,180	$12,418
6/30/07	$40,313	$27,609	$12,822
12/31/07	$40,464	$26,566	$12,925
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	21.73%	21.43%
5 years	28.81	28.50
Lifetime (since April 30, 1998)	15.83	15.55
Gross expense ratio	.73	.98

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Reflects results for the fund’s current and previous benchmarks. The S&P/Citigroup Global Index, used since May 2006, tracks more than 8,000 stocks with market capitalizations under $3 billion. Previously, the fund used two S&P/Citigroup World indexes and a S&P/Citigroup Global index, reflecting market capitalizations of less than $1.2 billion, $1.5 billion and $2 billion, respectively.

[2]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund gained 12.35% for the year ended December 31, 2007, outpacing the S&P 500, which rose 5.49%.

The fund’s strong gains during the year can be traced not only to investments it made but also to investments it didn’t make. The fund’s investments in energy and technology helped, but the investment professionals’ decisions to avoid the financials sector were also a major factor. The stocks of many companies in the financials sector lost value during 2007.

Many analysts now believe the U.S. will slip into recession this year. We expect, however, that economies outside the U.S. will continue to grow. The fund invests about 20% of its assets in markets outside the U.S., and we expect many domestic companies to benefit from increased demand for U.S.-made goods, which are cheaper because of the weaker dollar.

During 2007, the fund was helped by its holdings in the energy and materials sectors as well as its investments in technology companies. Its investments in diversified financials, thrifts and mortgage firms as well as in building products companies hurt the fund’s returns.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

14.0%	Energy
15.7%	Consumer discretionary
18.2%	Information technology
7.0%	Short-term securities & other assets less liabilities
9.4%	Health care
7.6%	Materials
28.1%	Other industries
[end pie chart]

[begin mountain chart]
	Growth Fund, Class 2	S&P 500[1]	Consumer Price Index[2]

12/31/97	$10,000	$10,000	$10,000
12/31/98	$13,524	$12,858	$10,161
12/31/99	$21,270	$15,563	$10,434
12/31/00	$22,221	$14,146	$10,787
12/31/01	$18,187	$12,466	$10,955
12/31/02	$13,740	$9,712	$11,215
12/31/03	$18,797	$12,496	$11,426
12/31/04	$21,146	$13,855	$11,798
12/31/05	$24,570	$14,535	$12,201
12/31/06	$27,080	$16,829	$12,511
12/31/07	$30,424	$17,753	$13,021
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	12.64%	12.35%	12.44%
5 years	17.52	17.23	17.31
10 years	12.04	11.77	11.84
Lifetime (since February 8, 1984)	14.67	14.36	14.46
Gross expense ratio	.33	.58	.51

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Standard & Poor’s 500 Composite Index with dividends reinvested.
[2]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund gained 20.02% during the year ended December 31, 2007, and outpaced both the MSCI EAFE (Europe, Australasia, Far East) Index, which rose 11.63%, and the fund’s new benchmark index, the MSCI ACWI (All Country World Index) ex USA, which gained 17.12%. The fund began using the MSCI ACWI ex USA because it best reflects the universe in which the fund invests.

A predominate theme throughout 2007 was the strength of markets outside the U.S. Germany’s DAX rose 36.4% when measured in dollars, while London’s FTSE gained 5.2% in dollar terms.

Developing markets also had a strong year. Brazil’s market rose 80.0% when measured in dollars, and in China, the Shanghai Composite Index advanced 96.7%. India saw its market gain more than 70%.1

Not all countries shared the same good fortune, however. In Japan, for example, the Nikkei 225 Index lost 11.1% in yen and 6.2% in dollars.

The fund’s holdings in construction and engineering companies helped, while its investments in consumer finance and specialty retail held back returns.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

53.2%	Europe
8.5%	Short-term securities & other assets less liabilities
31.1%	Asia/Pacific Basin
3.8%	The Americas
3.4%	Other regions
[end pie chart]

Europe
Germany	13.2%
Switzerland	7.4
France	7.3
United Kingdom	4.2
Spain	3.3
Denmark	2.8
Russia	2.6
Netherlands	2.0
Hungary	1.9
Austria	1.8
Ireland	1.7
Norway	1.2
Italy	1.1
Other	2.7
53.2

Asia/Pacific Basin
Japan	8.5
South Korea	7.1
Taiwan	4.2
India	3.3
Hong Kong	1.5
Australia	1.2%
Philippines	1.1
Singapore	1.1
China	1.1
Other	2.0
31.1

The Americas
Canada	1.4
Brazil	1.3
Mexico	1.1
3.8

Other regions
South Africa	2.6
Other	.8
3.4

Short-term securities & other
assets less liabilities	8.5

Total	100.0%

[begin mountain chart]
	International Fund, Class 2	Consumer Price Index[2]	MSCI ACWI ex USA

12/31/97	$10,000	$10,000	$10,000
12/31/98	$12,092	$10,161	$11,446
12/31/99	$21,279	$10,434	$14,983
12/31/00	$16,585	$10,787	$12,723
12/31/01	$13,286	$10,955	$10,243
12/31/02	$11,314	$11,215	$8,740
12/31/03	$15,258	$11,426	$12,359
12/31/04	$18,205	$11,798	$14,999
12/31/05	$22,120	$12,201	$17,566
12/31/06	$26,318	$12,511	$22,337
12/31/07	$31,587	$13,021	$26,161
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	20.30%	20.02%	20.10%
5 years	23.09	22.79	22.87
10 years	12.47	12.19	12.27
Lifetime (since May 1, 1990)	11.44	11.15	11.24
Gross expense ratio	.52	.77	.70

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Unless otherwise indicated, country returns are based on MSCI indices, assume reinvestment of dividends and are measured in U.S. dollars.
[2]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

New World Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

New World Fund posted the strongest gains of any investment option in American Funds Insurance Series during the 12 months ended December 31, 2007. The fund rose 32.21%, handily outpacing the MSCI ACWI (All Country World Index), which rose 12.18%. The fund trailed the MSCI Emerging Markets Index, which rose 39.78%.

The fund benefited from its holdings in developing markets, such as Russia and Turkey. Although China received much media attention during 2007, other developing markets posted strong gains, too. In Brazil, the market rose 80.0%; in India and Turkey, the benchmarks gained more than 70% each based on MSCI indices.

New World Fund invests in companies in both developed and developing markets and holds stocks and bonds in its portfolio. Thus, in strong up markets, the fund may trail emerging markets indexes, as it did this year, but it may not decline as much in down markets.

The fund’s investments in the stocks of chemicals companies, as well as in construction and engineering firms, helped returns, while its holdings in the containers and packaging industry and in real estate management and development firms hurt returns.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

28.9%	Europe
13.0%	Short-term securities & other assets less liabilities
25.4%	The Americas
25.4%	Asia/Pacific Basin
7.3%	Other regions
[end pie chart]

Europe
Russia	4.6%
United Kingdom	4.4
Turkey	3.5
Switzerland	2.3
Finland	2.1
Poland	1.7
France	1.7
Slovenia	1.7
Greece	1.3
Denmark	1.1
Austria	1.0
Spain	1.0
Other	2.5
28.9

The Americas
Brazil	9.6
United States	7.4
Mexico	4.2
Colombia	1.3
Argentina	1.3
Other	1.6
25.4

Asia/Pacific Basin
India	6.0%
Japan	3.2
China	2.8
South Korea	2.6
Malaysia	2.0
Hong Kong	1.9
Taiwan	1.8
Philippines	1.5
Indonesia	1.4
Other	2.2
25.4

Other regions
Israel	2.7
South Africa	2.6
Oman	1.3
Egypt	.7
7.3

Short-term securities & other
assets less liabilities	13.0

Total	100.0%

[begin mountain chart]
	New World Fund, Class 2	MSCI ACWI	Consumer Price Index*

6/17/99	$10,000	$10,000	$10,000
6/30/99	$10,030	$10,000	$10,000
12/31/99	$11,835	$11,548	$10,126
6/30/00	$11,638	$11,237	$10,373
12/31/00	$10,332	$9,938	$10,469
6/30/01	$10,340	$8,951	$10,710
12/31/01	$9,898	$8,357	$10,632
6/30/02	$10,044	$7,678	$10,824
12/31/02	$9,338	$6,771	$10,884
6/30/03	$10,449	$7,558	$11,053
12/31/03	$12,996	$9,116	$11,089
6/30/04	$13,216	$9,442	$11,414
12/31/04	$15,439	$10,552	$11,450
6/30/05	$16,096	$10,547	$11,703
12/31/05	$18,640	$11,752	$11,841
6/30/06	$20,304	$12,508	$12,208
12/31/06	$24,716	$14,282	$12,142
6/30/07	$28,660	$15,738	$12,536
12/31/07	$32,677	$16,023	$12,638
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	32.53%	32.21%
5 years	28.79	28.47
Lifetime (since June 17, 1999)	15.16	14.87
Gross expense ratio	.82	1.07

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund gained 2.03% during the year and trailed the S&P 500, which gained 5.49%.

The fund, which is designed to be at least 90% invested in top-quality companies at all times, was impacted in 2007 by major moves within the broader market. After a very strong first six months, in which the fund gained 7.31%, it suffered during the final six months of the year. Indeed, during the final three months, the fund declined 6.53%, giving back almost all of what it had gained during the first half of the calendar year.

The fund’s investments in banks and other financials sector stocks, which typically pay steady dividends and help meet the fund’s income objective, were particularly hard hit by the credit crunch during the final months of 2007.

The fund’s investments in energy equipment and services, metals and mining and in communications equipment contributed to gains, while holdings of stocks of thrifts and mortgage finance companies, as well as in consumer finance firms, hurt returns.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

15.3%	Health care
15.9%	Financials
19.5%	Information technology
10.7%	Industrials
9.7%	Consumer staples
21.5%	Other industries
7.4%	Short-term securities & other assets less liabilities
[end pie chart]

[begin mountain chart]
	Blue Chip Income and Growth Fund, Class 2	S&P 500[1]	Consumer Price Index[2]

7/5/01	$10,000	$10,000	$10,000
12/31/01	$9,462	$9,485	$9,927
6/30/02	$8,478	$8,237	$10,107
12/31/02	$7,279	$7,389	$10,163
6/30/03	$8,153	$8,258	$10,320
12/31/03	$9,516	$9,508	$10,354
6/30/04	$9,747	$9,835	$10,657
12/31/04	$10,443	$10,541	$10,691
6/30/05	$10,506	$10,456	$10,927
12/31/05	$11,199	$11,059	$11,056
6/30/06	$11,709	$11,358	$11,399
12/31/06	$13,149	$12,804	$11,337
6/30/07	$14,110	$13,695	$11,705
12/31/07	$13,415	$13,507	$11,800
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	2.25%	2.03%
5 years	13.32	13.01
Lifetime (since July 5, 2001)	4.91	4.63
Gross expense ratio	.42	.67

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Standard & Poor’s 500 Composite Index with dividends reinvested.
[2]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth and Income Fund rose 12.67% during the 12 months ended December 31, 2007, outpacing the MSCI World Index, a measure of markets in developed countries, which gained 9.57%. The fund also had a higher return than its new benchmark, the MSCI ACWI (All Country World Index), a measure of markets in both developed and developing countries, which rose 12.18%. The fund began using the MSCI ACWI because this index best reflects the universe in which the fund invests.

While we are pleased with the fund’s results, it is important to remember that this fund was only 20 months old at the end of 2007 — not a sufficient enough time, we believe, to judge results.

The fund’s returns reflect its global outlook. It gained strength from its holdings outside the U.S. and from the rising stock prices of some U.S. companies. The fund began the year holding 16.3% of its assets in cash and short-term securities and ended the year with 22.0% in cash and short-term securities.

The fund’s investments in mining and metals and in software helped boost returns, while its holdings in leisure equipment and products, as well as in thrifts and mortgage finance companies, hurt returns.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

32.2%	The Americas
22.7%	Bonds, short-term securities & other assets less liabilities
23.1%	Europe
20.7%	Asia/Pacific Basin
1.3%	Other regions
[end pie chart]

The Americas
United States	26.5%
Canada	5.2
Other	0.5
32.2

Europe
France	5.1
United Kingdom	4.5
Netherlands	2.1
Russia	2.1
Germany	1.8
Ireland	1.4
Finland	1.3
Italy	1.2
Other	3.6
23.1

Asia/Pacific Basin
Japan	9.1%
Taiwan	2.7
Australia	2.4
Singapore	1.6
Hong Kong	1.6
Pakistan	1.1
South Korea	1.0
Other	1.2
20.7

Other regions
South Africa	1.3
1.3

Bonds, short-term securities & other
assets less liabilities	22.7

Total	100.0%

[begin mountain chart]
	Global Growth and Income Fund, Class 2	Consumer Price Index*	MSCI ACWI

5/1/06	$10,000	$10,000	$10,000
6/30/06	$9,600	$10,069	$9,599
9/30/06	$10,030	$10,069	$10,041
12/31/06	$11,030	$10,015	$10,961
3/31/07	$11,181	$10,191	$11,244
6/30/07	$11,933	$10,340	$12,078
9/30/07	$12,367	$10,347	$12,510
12/31/07	$12,428	$10,424	$12,297
[end mountain chart]

Average annual total returns based on a $1,000 investment for period ended December 31, 2007

	Class 1	Class 2

1 year	13.04%	12.67%
Lifetime (since May 1, 2006)	14.25	13.91
Gross expense ratio	.71	.96

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund rose 5.04% in value during the 12 months ended December 31, 2007, slightly behind the 5.49% gain posted by the S&P 500.

The fund invests in high-quality, dividend-paying companies. This focus on dividends led to investments in banks and other financial institutions that typically pay healthy dividends. Those holdings were especially hard hit by the credit crunch. The impact of woes in the financial services industry can be seen in the fund’s returns over the course of the year. During the first half of the year, the fund gained 8.07%, but in the last quarter of the year, it lost 5.24% primarily due to troubles in the financial sector.

Not surprisingly, the fund’s investments in the stocks of consumer finance firms, thrifts and mortgage finance companies and in diversified financial services companies all undermined results. Offsetting these investments were gains from holdings in metals and mining, communications equipment and in energy equipment and services.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

12.4%	Health care
12.4%	Financials
21.4%	Information technology
10.0%	Short-term securities & other assets less liabilities
9.1%	Industrials
9.0%	Consumer discretionary
25.7%	Other industries
[end pie chart]

[begin mountain chart]
	Growth-Income Fund, Class 2	S&P 500[1]	Consumer Price Index[2]

12/31/97	$10,000	$10,000	$10,000
12/31/98	$11,809	$12,858	$10,161
12/31/99	$13,131	$15,563	$10,434
12/31/00	$14,175	$14,146	$10,787
12/31/01	$14,538	$12,466	$10,955
12/31/02	$11,871	$9,712	$11,215
12/31/03	$15,721	$12,496	$11,426
12/31/04	$17,352	$13,855	$11,798
12/31/05	$18,364	$14,535	$12,201
12/31/06	$21,155	$16,829	$12,511
12/31/07	$22,222	$17,753	$13,021
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	5.32%	5.04%	5.12%
5 years	13.65	13.36	13.44
10 years	8.58	8.31	8.39
Lifetime (since February 8, 1984)	12.84	12.52	12.64
Gross expense ratio	.27	.52	.45

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

1 Standard & Poor’s 500 Composite Index with dividends reinvested.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Asset Allocation Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Asset Allocation Fund rose 6.55% during the 12 months ended December 31, 2007, beating the S&P 500, which gained 5.49%. It was narrowly lower than the fund’s new fixed-income benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 6.97%. The fund began using the Lehman Brothers U.S. Aggregate Index because it best reflects the fixed-income universe in which the fund invests. The fund also trailed the Citigroup Broad Investment-Grade (BIG) Bond Index, which increased by 7.22%.

At the end of 2007, Asset Allocation Fund’s portfolio was 63.8% invested in equities, 21.7% invested in bonds and 14.5% invested in cash and equivalents.

Asset Allocation Fund’s results were largely helped by equity holdings in energy, information technology and materials. Holdings in financials, consumer discretionary and health care were the primary detractors for the 12-month period.

Bond markets generally offered solid returns, with the exception of high-yield corporate bonds and asset-backed securities. The fund’s bonds made a positive contribution for the calendar year, helped by global sovereign debt, but returns were held back by exposure to high-yield corporate bonds.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

63.8%	Equity securities
.2%	Bonds & notes of governments outside the U.S.
.8%	Asset-backed obligations
14.5%	Short-term securities & other assets less liabilities
8.9%	Corporate bonds
6.2%	Mortgage-backed obligations
5.6%	Bonds & notes of U.S. government & government agencies
[end pie chart]

[begin mountain chart]
	Asset Allocation Fund, Class 2	S&P 500[1]	Consumer Price Index[2]	Lehman Brothers U.S. Aggregate Index

12/31/97	$10,000	$10,000	$10,000	$10,000
12/31/98	$11,294	$12,858	$10,161	$10,869
12/31/99	$12,075	$15,563	$10,434	$10,779
12/31/00	$12,606	$14,146	$10,787	$12,033
12/31/01	$12,671	$12,466	$10,955	$13,049
12/31/02	$11,103	$9,712	$11,215	$14,387
12/31/03	$13,516	$12,496	$11,426	$14,977
12/31/04	$14,644	$13,855	$11,798	$15,627
12/31/05	$15,982	$14,535	$12,201	$16,007
12/31/06	$18,325	$16,829	$12,511	$16,700
12/31/07	$19,526	$17,753	$13,021	$17,864
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	6.82%	6.55%	6.56%
5 years	12.24	11.95	12.03
10 years	7.18	6.92	6.99
Lifetime (since August 1, 1989)	9.54	9.25	9.34
Gross expense ratio	.32	.57	.50

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Standard & Poor’s 500 Composite Index with dividends reinvested.
[2]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund gained 3.33% during the 12 months ended December 31, 2007. It trailed the fund’s new benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 6.97%. The fund began using the Lehman Brothers U.S. Aggregate Index because it best reflects the universe in which the fund invests. The fund also trailed the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 7.22%.

Because the objective of Bond Fund is to maximize current income and preserve capital, much of the fund is invested in securities that offer higher yields than U.S. Treasury bonds. In 2007, however, Treasuries beat other sectors of the bond market. Corporate bonds, particularly lower rated ones, hurt the fund’s relative results as investors became increasingly averse to risk.

Bond Fund had a heavy concentration in the debt of financial organizations, but with problems in the financial industry, those issues did worse than anticipated.

Bonds outside the U.S. helped the fund, in particular those denominated in currencies other than the U.S. dollar. While certain sectors to which the fund was exposed struggled in 2007, the fund’s overall diversification has served shareholders well over longer periods.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

41.3%	Corporate bonds
.6%	Other securities
10.8%	Short-term securities & other assets less liabilities
19.9%	Mortgage-backed obligations
9.8%	Bonds & notes of governments outside the U.S.
7.7%	U.S. Treasury
4.3%	Bonds & notes of U.S. government & government agencies
3.0%	Preferred stocks
2.6%	Asset-backed obligations
[end pie chart]

[begin mountain chart]
	Bond Fund, Class 2	Consumer Price Index*	Lehman Brothers U.S. Aggregate Index

12/31/97	$10,000	$10,000	$10,000
12/31/98	$10,411	$10,161	$10,869
12/31/99	$10,677	$10,434	$10,779
12/31/00	$11,210	$10,787	$12,033
12/31/01	$12,124	$10,955	$13,049
12/31/02	$12,614	$11,215	$14,387
12/31/03	$14,229	$11,426	$14,977
12/31/04	$15,042	$11,798	$15,627
12/31/05	$15,281	$12,201	$16,007
12/31/06	$16,348	$12,511	$16,700
12/31/07	$16,892	$13,021	$17,864
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2

1 year	3.66%	3.33%
5 years	6.30	6.01
10 years	5.65	5.38
Lifetime (since January 2, 1996)	6.04	5.77
Gross expense ratio	.41	.66

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Bond Fund recently completed its first full calendar year, gaining 9.23% during the 12 months ended December 31, 2007, just behind the Lehman Brothers Global Aggregate Index, which rose 9.48%.

The fund benefited from the strength of bonds outside the U.S. in 2007, particularly those denominated in currencies other than the U.S. dollar. Government bonds from Turkey, Brazil, Canada, Norway, Colombia, Poland and Hungary, among other countries, did very well. The fund also benefited from being underweight in the U.S. dollar, which continued to show weakness in 2007, losing 9.6% against the euro and 6.1% against the yen.

Despite the fund’s strong returns, it was a difficult year in the bond markets as investors recalibrated their appetite for risk. Some developing-markets bonds, corporate bonds and mortgage-backed assets lost value. However, we remain positive on the longer term fundamentals of many developing-markets credits and countries, particularly in Asia and Latin America.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

50.7%	Bonds & notes of governments outside the U.S.
1.6%	Preferred stocks
11.4%	Short-term securities & other assets less liabilities
17.4%	Corporate bonds
9.6%	Mortgage- and asset-backed obligations
9.3%	Bonds & notes of U.S. government & government agencies
[end pie chart]

Net assets

Currency weighting by country	Currency weighting (after hedging)

United States[1]	39.0%
EMU[2]	20.1
Japan	9.4
United Kingdom	5.2
Sweden	3.6
Australia	2.8
Malaysia	1.8
Singapore	1.8
South Korea	1.7
Poland	1.6
Hungary	1.6
Norway	1.5%
Israel	1.4
Egypt	1.4
Mexico	1.3
Denmark	1.3
Indonesia	1.1
Turkey	1.0
Brazil	1.0
Canada	.9
Colombia	.2
Argentina	.2
Dominican Republic	.1

100.0%

[begin mountain chart]
	Global Bond Fund, Class 2	Lehman Brothers Global Aggregate Index	Consumer Price Index[3]

10/4/06	$10,000	$10,000	$10,000
12/31/06	$10,238	$10,180	$9,946
3/31/07	$10,419	$10,311	$10,121
6/30/07	$10,429	$10,220	$10,269
9/30/07	$10,942	$10,793	$10,276
12/31/07	$11,182	$11,145	$10,352
[end mountain chart]

Average annual total returns based on a $1,000 investment for period ended December 31, 2007

	Class 1	Class 2

1 year	9.54%	9.23%
Lifetime (since October 4, 2006)	9.79	9.42	[4]
Gross expense ratio	.61	.86

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Includes U.S. dollar-denominated bonds of other countries, totaling 12.3%.

[2]European Monetary Union consists of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

[3]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

[4]Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

High-Income Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

High-Income Bond Fund gained 1.33% during the 12 months ended December 31, 2007, but trailed its relevant index, the Credit Suisse High Yield Index, which increased 2.65%.

It was a challenging year for high-yield debt, as investors reconsidered how much risk they were willing to take in the wake of the subprime mortgage collapse and concerns over the strength of the broader economy. Spreads in high-risk securities widened significantly, which provided a substantial headwind against producing a robust total return. The housing slowdown, which began in 2006, continued to have a negative impact on homebuilding and construction materials, and the ongoing credit and liquidity problems hurt financials.

In this environment, the fund’s results were dampened by exposure to automobiles, homebuilding, financials and construction materials. The fund was helped by its holdings in wireless telecommunication services, media, information technology, and aerospace and defense. Credit and liquidity remain a concern in the high-yield markets, though global economies continue to do well and corporate balance sheets remain strong.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

74.7%	Corporate bonds
.2%	U.S. Treasury bonds & notes
10.8%	Short-term securities & other assets less liabilities
6.6%	Corporate loans
4.5%	Equity securities
1.7%	Mortgage-backed obligations
1.5%	Bonds & notes of governments outside the U.S.
[end pie chart]

[begin mountain chart]
	High-Income Bond Fund, Class 2	Credit Suisse High Yield Index	Citigroup BIG Index[1]	Consumer Price Index[2]

12/31/97	$10,000	$10,000	$10,000	$10,000
12/31/98	$10,027	$10,058	$10,871	$10,161
12/31/99	$10,581	$10,388	$10,781	$10,434
12/31/00	$10,231	$9,847	$12,031	$10,787
12/31/01	$11,022	$10,418	$13,056	$10,955
12/31/02	$10,821	$10,741	$14,373	$11,215
12/31/03	$14,014	$13,742	$14,977	$11,426
12/31/04	$15,359	$15,385	$15,647	$11,798
12/31/05	$15,697	$15,733	$16,049	$12,201
12/31/06	$17,359	$17,608	$16,744	$12,511
12/31/07	$17,591	$18,073	$17,952	$13,021
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	1.62%	1.33%	1.40%
5 years	10.48	10.21	10.26
10 years	6.07	5.81	5.88
Lifetime (since February 8, 1984)	10.06	9.70	9.86
Gross expense ratio	.48	.73	.66

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Citigroup Broad Investment-Grade (BIG) Bond Index.
[2]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

U.S. Government/AAA-Rated Securities Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 6.49% during the 12 months ended December 31, 2007, trailing the unmanaged Citigroup Treasury/Government Sponsored/Mortgage Index, which rose 7.87%. Although it lagged the index, the fund beat its new benchmark, the Lipper General U.S. Government Funds Average, which gained 6.25%. The fund began using the Lipper General U.S. Government Funds Average because it best reflects the universe in which the fund invests. The fund also beat the Lipper Corporate Debt A-Rated Funds Average, which gained 4.47%.

The fund was helped by the strength of U.S. Treasury bonds, which were the strongest part of the AAA-rated bond market for the period. In general, high-quality credits that were not related to the mortgage market had a strong year because of the flight towards quality. Ten-year Treasuries finished 2007 yielding 0.99% more than 2-year Treasuries — a noticeable difference from the previous year-end when 10-year Treasuries yielded 0.11% less than 2-year maturities.

Exposure to mortgage-backed obligations challenged the fund. Even AAA-quality mortgages were stung by the repricing of risk in light of the subprime mortgage problems in the marketplace.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

52.4%	Mortgage-backed obligations
7.3%	Short-term securities & other assets less liabilities
25.3%	U.S. Treasury bonds & notes
8.0%	Asset-backed obligations
6.4%	Federal agency bonds & notes
.6%	Other bonds
[end pie chart]

[begin mountain chart]
	U.S. Govt./AAA-Rated Securities Fund, Class 2	Consumer Price Index*	Lipper Gen US Gvt Funds Avg

12/31/97	$10,000	$10,000	$10,000
12/31/98	$10,793	$10,161	$10,764
12/31/99	$10,709	$10,434	$10,476
12/31/00	$11,928	$10,787	$11,627
12/31/01	$12,765	$10,955	$12,343
12/31/02	$13,933	$11,215	$13,533
12/31/03	$14,250	$11,426	$13,763
12/31/04	$14,721	$11,798	$14,156
12/31/05	$15,076	$12,201	$14,407
12/31/06	$15,642	$12,511	$14,789
12/31/07	$16,656	$13,021	$15,670
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	6.83%	6.49%	6.63%
5 years	3.91	3.63	3.72
10 years	5.50	5.23	5.32
Lifetime (since December 2, 1985)	7.01	6.69	6.82
Gross expense ratio	.46	.71	.64

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Cash Management Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Cash Management Fund rose 4.73% during the 12 months ended December 31, 2007. Most investors view Cash Management Fund — with its investments in highly liquid, short-term money market securities — as a balance against the potential volatility of investing in stocks and bonds and as a place to keep assets while awaiting investment opportunities.

While investors undoubtedly welcome the ongoing positive returns the fund has generated, individuals should remember that the fund may not always have positive results and is not guaranteed to maintain a stable net asset value.

[begin pie chart]
Where the fund’s assets were invested based on total net assets as of December 31, 2007

86.4%	Corporate short-term notes
.3%	Other assets less liabilities
13.3%	Federal agency discount notes
[end pie chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2007

	Class 1	Class 2	Class 3

1 year	4.95%	4.73%	4.83%
5 years	2.86	2.62	2.68
10 years	3.51	3.26	3.33
Lifetime (since February 8, 1984)	4.92	4.62	4.74
Gross expense ratio	.33	.58	.51

The gross expense ratios shown in the table above do not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report for details.

As of December 31, 2007, Cash Management Fund’s annualized seven-day yield was 4.23% (4.20% without the fee waiver) for Class 1 shares; 4.00% (3.96% without the fee waiver) for Class 2 shares; and 4.05% (4.02% without the fee waiver) for Class 3 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

A worldwide approach:
The benefits of global research

[photo of a street lamp - London's House of Parliament in the background]

Global research is an essential component of financial success in today’s interconnected business world. Capital Research and Management Company, the investment adviser for American Funds Insurance Series, founded its first overseas research office in Geneva, Switzerland, in 1962, well before most financial managers began investing internationally.

[Begin Sidebar]
[photo of a folded Kazakhstan flag]
Kazakhstan
[End Sidebar]

[Begin Pull Quote]
“By doing the research and meeting the people you get a pretty good sense of how the global economy is changing.”
— Thomas Hogh
[End Pull Quote]

[Begin Sidebar]
[photo of Thomas Hogh]
Thomas Hogh
portfolio counselor
[End Sidebar]

In the 45 years since we opened our first research office outside the U.S., we have developed an extensive research network of investment professionals from 38 countries located in offices around the world. In today’s interdependent global economy, every single fund in American Funds Insurance Series benefits from a comprehensive global research effort.

Taking a global view

With its vast and sparsely populated steppe terrain, Kazakhstan may not be the first place that comes to mind when considering opportunities for investment. Nor is it a location where one might immediately expect to gain insights into the U.S. bond market.

But on a research visit there last year, Thomas Hogh, an investment analyst in American Funds Insurance Series and a portfolio counselor for U.S. Government/AAA-Rated Securities Fund and Global Bond Fund, gained a new perspective on investing in fixed-income securities.

“By doing the research and meeting the people you get a pretty good sense of how the global economy is changing,” says Hogh, who was born in Denmark and is now based in London. “In Kazakhstan, we visited each of the banks and discussed their operating environments. We met with the financial market regulator. We also met with an opposition politician to find out what he would do differently if he were elected.”

This type of comprehensive global research is routine at Capital Research where the assets of American Funds Insurance Series are managed independently by two divisions. While the divisions do not share research or investment ideas, they share an understanding that global research is vital. It is a key factor in how we identify and evaluate market opportunities around the world.

“Every aspect of what we do involves looking at investments in a global context,” explains portfolio counselor Rob Lovelace. “In fact, the challenge today would be to find a company that isn’t affected by what’s happening in the global markets.”

[Begin Sidebar]
[photo of Jim Dunton]
Jim Dunton
portfolio counselor
[End Sidebar]

[Begin Pull Quote]
“We try to determine what’s going to happen in the future, but there are no facts about the future. ... We work beyond the headlights all the time.”
— Jim Dunton
[End Pull Quote]

For example, the prices of commodities like oil and metals are determined in the global marketplace. “We’ve seen this surprising rise in the crude oil price, and one of the driving forces of that is the increase in Chinese demand,” says portfolio counselor Don O’Neal. “Understanding the role of developing-market growth helps us make decisions on our energy investments all over the world.”

Global competition evolves

Today, manufacturing often occurs far away from a company’s headquarters. Revenues are also increasingly generated by international sources. In fact, most of the larger U.S. companies conduct a significant portion of their business overseas. “I primarily invest in domestic companies, but I still have to stay on top of what’s going on abroad,” says portfolio counselor Jim Dunton. “Good research from our people in the field who understand international operations is critically important.”

In order to stay in touch with investment colleagues around the world, Dunton begins each week with a global conference call, joined by associates in his division in London, Geneva, Hong Kong and Tokyo. “Every Monday morning we hook up the international offices for a call. We review the convictions that people are developing in their markets, and that data may either support or contradict what I’m working on here. We provide information to them about the fundamentals and the markets here, and they provide the same information back to us in the U.S.”

The pharmaceutical industry is an example of an industry driven by worldwide competition. “Our investment analysts overseas are the first to give us information about potential drug breakthroughs by European companies like Roche or Novartis,” Dunton says. “That can be very important in shaping how we view the competitive landscape for U.S.-based drug companies like Merck and Pfizer.”

[Begin Sidebar]
The evolution of global bond markets

The global bond market has grown more than 350% since 1989. The United States component of the global bond market has shrunk from 44% in 1989 to 38% in 2007, while bonds from developed countries in Europe represent a growing portion (35% in 2007, up from 29% in 1989). The developing-country component has more than doubled in that time.

The global bond market

[begin pie chart]
1989

United States	44%
Europe	29
Other developed countries	22
Developing countries	4
Other*	1
[end pie chart]
[begin pie chart]
2007

United States	38%
Europe	35
Other developed countries	15
Developing countries	9
Other*	3
[end pie chart]

*Offshore centers and international organizations.

Source: Bank for International Settlements as of December 1989 and March 2007
(measures total outstanding government and corporate bonds in billions of U.S. dollars)
[End Sidebar]

[Begin Sidebar]
Chinese demand has helped drive up the price of oil

The price of oil has risen along with Chinese GDP and Chinese oil consumption while U.S.
consumption has been fairly level.

Crude oil year-end daily spot prices 1998-2007

U.S. dollars per barrel
[begin line chart]
'98	$11.00
'99	26.34
'00	26.52
'01	20.94
'02	32.38
'03	32.24
'04	42.52
'05	59.82
'06	60.66
'07	95.64
[end line chart]

Source: Datastream, WTI Spot Price

Chinese gross domestic product 1998-2007

U.S. dollars in billions

[begin line chart]
'98	$1,019
'99	1,083
'00	1,198
'01	1,325
'02	1,454
'03	1,641
'04	1,932
'05	2,244
'06	2,645
'07	3,249
[begin line chart]

Source: International Monetary Fund, World Economic Outlook Database, October 2007
(estimated after 2006)
[End Sidebar]

To better understand global changes in specific industries, investment analysts at Capital Research are organized into clusters. “In the financial cluster, for example, we have analysts from the U.S., Europe and Asia who get together and discuss what’s going on with the financial companies they follow,” O’Neal says. “The clusters are an integrated way to compare and contrast what’s happening, not only with fundamentals but also with the valuation of banks across the globe. In addition, analysts discuss trends that are developing in one region that might spread to another.”

The global nature of fixed-income investing

In their efforts to raise operating capital, many companies outside the U.S. choose to issue debt here. Our fixed-income professionals lean heavily on our global network of investment analysts to make more informed investment decisions.

“If, for example, an Indian petrochemical company issues debt in the United States, our bond analysts and portfolio counselors can call one of our analysts in Asia, who may have been covering that company for years,” explains portfolio counselor John Smet. “Information like that really gives us a leg up.”

Investment professionals who look primarily at U.S. companies depend on global research as well. “For us to understand what’s going on with Ford, for example, we need to know what’s going on with Toyota and Nissan,” Smet says.

Even a fund like U.S. Government/AAA-Rated Securities Fund, which invests only in U.S. securities, benefits from global research. That’s because activity in markets outside the U.S. impacts the interest rates and economic climate of the U.S. “A large portion of U.S. government debt is held by international investors, many of which are government institutions with the ability to influence interest rates,” Lovelace says.

[Begin Sidebar]
[photo of Don O’Neal]
Don O’Neal
portfolio counselor
[End Sidebar]

[Begin Pull Quote]
“We’ve seen this surprising rise in the crude oil price, and one of the driving forces of that is the increase in Chinese demand.”
— Don O’Neal
[End Pull Quote]

[Begin Sidebar]
[photo of Hong Kong's skyline and Hong Kong Harbor]
China
[End Sidebar]

When considering a bond issue, our fixed-income analysts examine two primary aspects: the issuer’s ability to pay and the issuer’s willingness to pay. They need to dig beneath the ratings in order to make their evaluations. As Smet explains, “To determine an issuer’s ability to pay, someone can look at a balance sheet and at a rating and say, ‘These guys are rated AA, so they can probably pay.’ And that may be true. But it’s also important to ask questions like, ‘Do they rely on one customer? Is that one customer ready to pull the business?’ The ratings tend to be backward-looking, but in making investment decisions we need to be forward-looking.

“Then the real question is the willingness. When companies have excess cash flow, there are many things they can do with the money: they can buy back stock, raise the dividend, acquire another company or pay back debt. It’s very important for analysts to understand the motivation of the management and how they want to spend their excess cash flow.”

A unique, integrated research approach

One reason why it’s so important to have an extensive global research effort is because of the challenges presented by making financial predictions. As Dunton explains, “We try to determine what’s going to happen in the future, but there are no facts about the future. We have to make an enormous number of assumptions about growth rates, management, raw materials, costs and pricing. We work beyond the headlights all the time.”

Investors in American Funds Insurance Series benefit from an integrated approach that brings together generalists and specialists in both fixed income and equities. In their endeavor to understand markets and find attractive investment opportunities, our investment professionals have a broad mandate to travel all over the world in the interest of their research. In the last year alone, they visited thousands of companies in more than 70 countries.

“The meetings, whether in Taipei, Tokyo or Toledo, are similar in that they are focused on long-term trends and what’s going on in the business,” O’Neal says. “Management likes to talk about long-term horizons and what they’re trying to do strategically with their company rather than what’s going on this month or this quarter. We take a similar approach to investing.”

During their careers, which may span decades, analysts may meet with several successive CEOs at each company they cover. They draw upon insights gained from this long-term coverage to determine how management might react to unexpected events in the future. “There’s a certain deep understanding, a certain two-way communication that develops when you’ve had people following the same company for a long time,” O’Neal says.

[Begin Sidebar]
[photo of Rob Lovelace]
Rob Lovelace
portfolio counselor
[End Sidebar]

[Begin Pull Quote]
“Every aspect of what we do involves looking at investments in a global context. In fact, the challenge today would be to find a company that isn’t affected by what’s happening in the global markets.”
— Rob Lovelace
[End Pull Quote]

[Begin Sidebar]
[photo of the Taj Mahal at dusk]
India
[End Sidebar]

[Begin Pull Quote]
“If, for example, an Indian petrochemical company issues debt in the United States, our bond analysts and portfolio counselors can call one of our analysts in Asia, who may have been covering that company for years.”
— John Smet
[End Pull Quote]

[Begin Sidebar]
[photo of John Smet]
John Smet
portfolio counselor
[End Sidebar]

Portfolio counselors also routinely accompany analysts on research trips. O’Neal, for example, recently visited Asia with a group of technology analysts and came away with new insights that helped him as an investor — not just in Asian businesses, but in domestic companies as well. “While I was there, I learned a lot about the personal computer industry and what happens in Taiwan that impacts not only companies there but also major U.S. companies like Hewlett-Packard, Dell and IBM. That knowledge has had an impact on my investment decisions regarding both Taiwanese and U.S. stocks.”

[Begin Sidebar]
The significance of international sales

For most of the 15 largest companies* in the S&P 500, international revenues play a major role on the bottom line.

Company Name	Domestic Sales	International Sales

ExxonMobil	25%	75%
General Electric	54	46
Microsoft	61	39
Procter & Gamble	42	58
Johnson & Johnson	56	44
Bank of America	92	8
Wal-Mart Stores	78	22
Chevron	34	66
Cisco Systems	55	45
Google	57	43
Citigroup	67	33
Pfizer	53	47
Altria	12	88
Apple	65	35

*AT&T, the fourth-largest company in the S&P 500 by market capitalization, does not report revenue by geographic segment.

Source: FactSet, 2006 figures in millions of dollars
[End Sidebar]

The close collaboration includes equity and fixed-income analysts, who often visit companies together and help each other by sharing insights from both sides of the investing equation. The fact that the funds hold such large equity positions in many companies often allows good access to management for both our equity and fixed-income analysts.

“Management may be more reluctant to talk to bond people because senior managers’ compensation is often based on the performance of the stock, not the bonds,” Smet says. “But by sending our bond analysts with our equity analysts, both gain access. Also, management may prefer to talk to bond analysts about, for example, their emphasis on using excess cash flow to improve the balance sheet and to talk to equity analysts about buying back stock and increasing dividends. When analysts are in the room together, they may get a more realistic impression of the company’s intentions.”

Our investment analysts also manage money in each fund in what we refer to as the research portfolio. “Having to make real buy and sell decisions makes analysts sharper,” O’Neal says. “The research portfolios are also wonderful communication devices — they’re a great way for analysts to show their real convictions through actions, not just words.”

[Begin Pull Quote]
“We value independent thinkers and encourage differences of opinion.”
— Laura Balan
[End Pull Quote]

Global research benefits all shareholders

Of course, while all the investment professionals in American Funds Insurance Series make their own investment decisions, they’re never alone. They regularly share their in-depth knowledge with each other and remain in constant contact.

“One of the real strengths is that we communicate so well even though we’re located throughout the world,” Hogh says. “By operating from various locations, we have a better chance of avoiding the groupthink that’s common in the markets.”

Searching the globe for good ideas is neither easy nor inexpensive. “We have a substantial research budget and a culture that encourages people to think for themselves and to develop convictions,” Smet says. A key element is the ownership structure of Capital. “We’re privately owned, and that gives us the freedom to remain focused on our core principles,” Smet says.

“By being a great global research company, we get better insights that we believe will lead to better long-term results for our shareholders,” O’Neal adds. “That is the core assumption in all this, and we’ve done a reasonably good job of proving it over time.”

[Begin Sidebar]
A diversity of backgrounds and opinions

The funds in American Funds Insurance Series benefit from the rich cultural diversity and wide range of backgrounds of the global investment staff. “We value independent thinkers and encourage differences of opinion,” says Laura Balan, a London-based pharmaceutical analyst who grew up in Romania.

Balan brings her first-hand knowledge of Eastern European health care systems to her investment coverage. “Having lived there, I understand how the system works,” she says. “A lot of the companies that produce generic drugs are based in Eastern Europe. I felt that, particularly in this business, U.S.-based investors didn’t fully understand that market. The growth potential of certain companies had been completely underappreciated.”

“One of the secrets of success at Capital is that we don’t have a rigid process whereby everyone follows the same research procedure,” says Joerg Sponer, a German banking analyst based in the London office. “Instead, we allow for different styles depending on how individual analysts approach company research.

“Clearly, the most important part of the research is very fundamental — understanding the company and its position in the market,” Sponer says. “But when you visit a company you also pick up on small details, like whether employees in the cafeteria seem happy or downbeat. I especially like to go to subsidiaries outside of the home country because I can see whether the competitive advantage of the parent company also applies in the international locations.”

Despite their individual approaches, the analysts routinely help each other understand the global markets. “We all translate news from our national newspapers to keep each other up to date,” Balan says. “We try to keep each other plugged in.”

[Begin Sidebar]
[photo of Joerg Sponer]
Joerg Sponer
investment analyst
[End Sidebar]

[Begin Sidebar]
[photo of Laura Balan]
Laura Balan
investment analyst
[End Sidebar]

Global Discovery Fund
Summary investment portfolio, December 31, 2007

Largets individual equity securities	Percent of net assets

American International Group	3.06
Yahoo	2.20
Ryanair Holdings	1.96
American Medical Systems Holdings	1.94
Google	1.89
Xinao Gas Holdings	1.88
Veolia Environement	1.81
Berkshire Hathaway	1.80
Apple	1.80
Schlumberger	1.79

Common stocks - 86.10%	Shares	Market value (000)	Percent of net assets

Software & services - 9.34%
Yahoo! Inc. (1)	260,000	$6,048	2.20%
Google Inc., Class A (1)	7,500	5,186	1.89
Global Payments Inc.	80,000	3,722	1.35
Microsoft Corp.	83,300	2,965	1.08
United Internet AG (2)	108,000	2,599	.95
Other securities		5,136	1.87
		25,656	9.34

Banks - 8.63%
Banco Bradesco SA, preferred nominative	96,336	3,084	1.12
HDFC Bank Ltd. (2)	70,000	3,056	1.11
People's United Financial, Inc.	150,000	2,670	.97
Raiffeisen International Bank-Holding AG (2)	14,083	2,119	.77
BOC Hong Kong (Holdings) Ltd. (2)	760,000	2,100	.77
Other securities		10,677	3.89
		23,706	8.63

Media - 7.05%
Time Warner Inc.	245,000	4,045	1.47
British Sky Broadcasting Group PLC (2)	305,000	3,726	1.35
CTC Media, Inc. (1)	70,000	2,114	.77
Other securities		9,483	3.46
		19,368	7.05

Insurance - 6.51%
American International Group, Inc.	144,000	8,395	3.06
Berkshire Hathaway Inc., Class A (1)	35	4,956	1.80
Sampo Oyj, Class A (2)	125,000	3,264	1.19
Other securities		1,273	.46
		17,888	6.51

Telecommunication services - 6.29%
Millicom International Cellular SA (1)	40,000	4,718	1.72
MTN Group Ltd. (2)	217,000	4,067	1.48
OJSC Mobile TeleSystems (ADR)	20,000	2,036	.74
Other securities		6,466	2.35
		17,287	6.29

Health care equipment & services - 5.67%
American Medical Systems Holdings, Inc. (1)	369,000	5,336	1.94
Inverness Medical Innovations, Inc. (1)	45,000	2,528	.92
Other securities		7,727	2.81
		15,591	5.67

Technology hardware & equipment - 5.44%
Apple Inc. (1)	25,000	4,952	1.80
Other securities		10,005	3.64
		14,957	5.44

Utilities - 5.22%
Xinao Gas Holdings Ltd. (2)	2,610,000	5,165	1.88
Veolia Environnement (2)	54,700	4,961	1.81
Hong Kong and China Gas Co. Ltd. (2)	715,000	2,179	.79
Other securities		2,029	.74
		14,334	5.22

Pharmaceuticals, biotechnology & life sciences - 5.21%
Novo Nordisk A/S, Class B (2)	46,000	3,000	1.09
Millennium Pharmaceuticals, Inc. (1)	170,000	2,547	.93
Other securities		8,758	3.19
		14,305	5.21

Retailing - 3.85%
Lowe's Companies, Inc.	125,000	2,828	1.03
Best Buy Co., Inc.	38,900	2,048	.74
Other securities		5,706	2.08
		10,582	3.85

Food & staples retailing - 2.94%
Walgreen Co.	100,000	3,808	1.38
Other securities		4,260	1.56
		8,068	2.94

Diversified financials - 2.64%
Citigroup Inc.	118,500	3,489	1.27
State Street Corp.	25,000	2,030	.74
Other securities		1,746	.63
		7,265	2.64

Transportation - 2.26%
Ryanair Holdings PLC (ADR) (1)	136,400	5,380	1.96
Other securities		831	.30
		6,211	2.26

Commercial services & supplies - 1.84%
Wirecard AG (1) (2)	158,000	2,625	.96
Monster Worldwide, Inc. (1)	75,000	2,430	.88
		5,055	1.84

Energy - 1.79%
Schlumberger Ltd.	50,000	4,919	1.79
		4,919	1.79

Consumer services - 1.58%
Las Vegas Sands Corp. (1)	35,000	3,607	1.31
Other securities		737	.27
		4,344	1.58

Consumer durables & apparel - 1.49%
China Dongxiang (Group) Co., Ltd. (1) (2)	3,000,000	2,210	.80
Other securities		1,890	.69
		4,100	1.49

Materials - 1.42%
Bayer AG, non-registered shares (2)	43,000	3,915	1.42
		3,915	1.42

Capital goods - 1.27%
Boart Longyear Ltd. (1) (2) (3)	1,269,230	2,600
Boart Longyear Ltd. (1) (2)	430,770	883	1.27
		3,483	1.27

Other - 1.16%
Other securities		3,185	1.16

Miscellaneous - 4.50%
Other common stocks in initial period of acquisition		12,377	4.50

Total common stocks (cost: $197,136,000)		236,596	86.10

Convertible securities - 0.32%

Miscellaneous - 0.32%
Other convertible securities in initial period of acquisition		$885	0.32%

Total convertible securities (cost: $995,000)		885	.32

Short-term securities - 14.66%

United Parcel Service Inc. 4.15%-4.40% due 2/1-3/11/2008 (4)	$6,200	6,161	2.24
Fannie Mae 4.22%-4.29% due 1/18-1/23/2008	6,000	5,985	2.18
Federal Home Loan Bank 4.29%-4.34% due 1/9-1/16/2008	4,900	4,893	1.78
NetJets Inc. 4.47% due 2/7/2008 (4)	4,000	3,978	1.45
John Deere Capital Corp. 4.50%-4.55% due 1/22-1/23/2008 (4)	3,700	3,689	1.34
Variable Funding Capital Corp. 5.30% due 1/17/2008 (4)	3,600	3,591	1.31
Hewlett-Packard Co. 4.24% due 1/14/2008 (4)	3,100	3,095	1.12
Harley-Davidson Funding Corp. 4.50% due 1/8/2008 (4)	3,000	2,997	1.09
Lowe's Co.s, Inc. 4.28% due 1/4/2008	2,800	2,799	1.02
CAFCO, LLC 5.30% due 1/9/2008 (4)	1,700	1,698	.62
Other securities		1,400	.51
Total short-term securities (cost: $40,293,000)		40,286	14.66

Total investment securities (cost: $238,424,000)		277,767	101.08
Other assets less liabilities		(2,963)	(1.08)

Net assets		$274,804	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $92,974,000.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933.  This security (acquired 4/4/07 at a cost of $1,922,000) may be subject to legal or contractual restrictions on resale.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933.  May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers.  The total value of all such securities, including those in "Other securities," was $25,209,000, which represented 9.17% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

GLOBAL GROWTH FUND
Summary investment portfolio, December 31, 2007

Largets individual equity securities	Percent of net assets

Microsoft	2.15%
Koninklijke KPN	1.70
Novo Nordisk	1.62
General Electric	1.57
Samsung Electronics	1.22
Deutsche Post	1.21
IBM	1.11
Uralkali	1.00
KBR	.96
Vodafone	.96

Common stocks - 81.11%	Shares	Market value (000)	Percent of net assets

Information technology - 11.99%
Microsoft Corp.	3,542,000	$126,095	2.15%
Samsung Electronics Co., Ltd. (1)	121,440	71,397	1.22
International Business Machines Corp.	600,000	64,860	1.11
Oracle Corp. (2)	2,000,000	45,160	.77
Cisco Systems, Inc. (2)	1,346,500	36,449	.62
STMicroelectronics NV (1)	2,564,000	36,447	.62
Other securities		322,627	5.50
		703,035	11.99

Consumer discretionary - 10.17%
GOME Electrical Appliances Holding Ltd. (1)	21,686,000	54,847	.94
Carnival Corp., units	925,000	41,153	.70
Lowe's Companies, Inc.	1,615,000	36,531	.62
Honda Motor Co., Ltd. (1)	535,200	17,697	.30
Other securities		446,336	7.61
		596,564	10.17

Financials - 9.85%
Allianz SE (1)	242,000	51,686	.88
Macquarie Group Ltd. (1)	745,000	49,319	.84
ICICI Bank Ltd. (1)	837,300	26,209
ICICI Bank Ltd. (ADR)	308,750	18,988	.77
Mizuho Financial Group, Inc. (1)	9,000	42,702	.73
Société Générale (1)	260,700	37,203	.63
Lloyds TSB Group PLC (1)	1,000,000	9,293	.16
Other securities		342,419	5.84
		577,819	9.85

Industrials - 9.49%
General Electric Co.	2,475,455	91,765	1.57
Deutsche Post AG (1)	2,084,700	71,146	1.21
KBR, Inc. (2)	1,455,000	56,454	.96
Suzlon Energy Ltd. (1)	858,834	42,186	.72
Other securities		294,950	5.03
		556,501	9.49

Health care - 7.92%
Novo Nordisk A/S, Class B (1)	1,455,200	94,901	1.62
Roche Holding AG (1)	293,500	50,491	.86
UnitedHealth Group Inc.	850,000	49,470	.84
Smith & Nephew PLC (1)	4,019,300	46,054	.79
Other securities		223,439	3.81
		464,355	7.92

Telecommunication services - 7.27%
Koninklijke KPN NV (1)	5,525,830	99,790	1.70
Vodafone Group PLC (ADR)	800,000	29,856
Vodafone Group PLC (1)	7,131,250	26,489	.96
NTT DoCoMo, Inc. (1)	32,058	53,123	.91
América Móvil, SAB de CV, Series L (ADR)	585,000	35,913	.61
Other securities		180,883	3.09
		426,054	7.27

Consumer staples - 6.51%
Unilever NV, depository receipts (1)	1,184,000	43,286	.74
Avon Products, Inc.	945,800	37,387	.64
Other securities		301,246	5.13
		381,919	6.51

Materials - 6.04%
JSC Uralkali (GDR) (1) (2)	1,149,568	42,342
JSC Uralkali (GDR) (1) (2) (3)	444,915	16,387	1.00
Other securities		295,239	5.04
		353,968	6.04

Energy - 5.33%
Reliance Industries Ltd. (1)	567,000	41,468	.71
Royal Dutch Shell PLC, Class B (1)	574,666	23,954
Royal Dutch Shell PLC, Class B (ADR)	139,643	11,590	.60
Other securities		235,795	4.02
		312,807	5.33

Utilities - 4.13%
Public Power Corp. SA (1)	926,700	48,561	.83
Veolia Environnement (1)	425,900	38,623	.66
SUEZ SA (1)	550,000	37,227	.63
Other securities		117,901	2.01
		242,312	4.13

Miscellaneous - 2.41%
Other common stocks in initial period of acquisition		141,117	2.41

Total common stocks (cost: $3,710,926,000)		4,756,451	81.11

Short-term securities - 19.17%	Principal amount (000)	Market value (000)	Percent of net assets

Federal Home Loan Bank 4.20%-4.34% due 1/11-2/13/2008	$76,600	76,309	1.30
Dexia Delaware LLC 4.79%-4.815% due 1/4-1/10/2008	56,857	56,821	.97
Freddie Mac 4.22%-4.25% due 1/24-1/31/2008	54,800	54,612	.93
Royal Bank of Scotland PLC 4.53%-5.06% due 2/4-3/28/2008	55,000	54,497	.93
BASF AG 4.35%-4.52% due 1/24-2/12/2008 (3)	54,500	54,254	.93
Rabobank USA Financial Corp. 5.06% due 1/10/2008	50,000	49,930	.85
Danske Corp. 4.81% due 1/14/2008 (3)	50,000	49,906	.85
Lloyds Bank PLC 4.67% due 1/16/2008	50,000	49,892	.85
American Honda Finance Corp. 4.48%-4.50% due 1/15-1/30/2008	49,800	49,621	.85
Swedish Export Credit Corp. 4.30%-4.50% due 2/14-3/12/2008 (4)	44,700	44,363	.76
Electricité de France 4.40%-4.82% due 1/8-3/3/2008	41,400	41,188	.70
Westpac Banking Corp. 4.86% due 3/13/2008 (3)	40,000	39,623	.68
ING (U.S.) Funding LLC 4.73%-5.15% due 1/9-1/29/2008	37,900	37,780	.64
AstraZeneca PLC 4.65% due 3/4/2008 (3)	38,000	37,689	.64
Eksportfinans ASA 4.56% due 1/9/2008 (3)	34,700	34,659	.59
General Electric Capital Corp. 4.15% due 1/2/2008	12,700	12,697	.22
Other securities		380,087	6.48
Total short-term securities (cost: $1,124,017,000)		1,123,928	19.17

Total investment securities (cost: $4,834,943,000)		5,880,379	100.28
Other assets less liabilities		(16,282)	(.28)

Net assets		$5,864,097	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $1,677,000, which represented .03% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/07 (000)
WestJet Airlines Ltd. (5)	750,000	-	750,000	-	-	-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,869,052,000.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $450,856,000, which represented 7.69% of the net assets of the fund.

(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Unaffiliated issuer at 12/31/2007.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Global Small Capitalization Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Jumbo	2.86%
Fourlis	1.83
Oilexco	1.73
Kingboard Chemical Holdings	1.56
Novell	1.50
Xinao Gas Holdings	1.48
Pantaloon Retail	1.22
International Container Terminal Services	1.19
Kumho Industrial	1.17
KazakhGold Group	.99

Common stocks - 86.00%	Shares	Market value (000)	Percent of net assets

Consumer discretionary - 16.36%
Jumbo SA (1) (2)	3,436,686	$124,117	2.86%
Fourlis (1)	2,010,385	79,315	1.83
Pantaloon Retail (India) Ltd. (1)	2,520,750	52,969	1.22
Schibsted ASA (1)	741,000	31,655	.73
Integrated Distribution Services Group Ltd. (1)	9,458,000	28,713	.66
Lions Gate Entertainment Corp. (3)	2,750,000	25,905	.60
Blue Nile, Inc. (3)	353,600	24,066	.55
Life Time Fitness, Inc. (3)	465,000	23,101	.53
Rambler Media Ltd. (1) (3)	718,400	21,552	.50
Hürriyet Gazetecilik ve Matbaacilik AS (1) (3)	6,760,336	20,782	.48
Other securities		278,380	6.40
		710,555	16.36

Industrials - 13.90%
International Container Terminal Services, Inc. (1)	47,285,000	51,817	1.19
Kumho Industrial Co., Ltd. (1)	830,000	49,402	1.14
Samsung Engineering Co., Ltd. (1)	420,550	41,499	.96
UAP Holding Corp.	910,000	35,126	.81
GS Engineering & Construction Corp. (1)	175,000	28,702	.66
Koninklijke BAM Groep NV (1)	1,167,000	27,425	.63
Sintex Industries Ltd. (1)	1,900,000	27,347	.63
Sungkwang Bend Co., Ltd. (1)	748,934	21,500	.49
Other securities		321,003	7.39
		603,821	13.90

Materials - 11.42%
KazakhGold Group Ltd. (GDR) (1) (3) (4)	1,500,000	38,625
KazakhGold Group Ltd. (GDR) (1) (3)	164,402	4,233	.99
Central African Mining & Exploration Co. PLC (1) (3)	49,705,000	37,726	.87
AMG Advanced Metallurgical Group NV (1) (3)	454,000	33,745	.78
Major Drilling Group International Inc. (3)	475,000	29,957	.69
SSCP Co., Ltd. (1) (3)	865,000	29,050	.67
African Minerals Ltd. (1) (2) (3)	6,905,000	19,550
African Minerals Ltd. (1) (2) (3) (5)	2,480,000	7,022	.61
European Goldfields Ltd. (1) (3)	4,691,100	25,409	.58
Tata Chemicals Ltd. (1)	1,992,000	20,796	.48
Other securities		250,004	5.75
		496,117	11.42

Information technology - 10.87%
Kingboard Chemical Holdings Ltd. (1)	11,482,000	67,977	1.56
Novell, Inc. (3)	9,468,800	65,051	1.50
Other securities		339,105	7.81
		472,133	10.87

Health care - 8.07%
Applera Corp., Celera group (3)	1,940,000	30,788	.71
ArthroCare Corp. (3)	632,000	30,368	.70
Beckman Coulter, Inc.	365,000	26,572	.61
Other securities		262,921	6.05
		350,649	8.07

Financials - 6.94%
Orco Property Group SA (1)	225,549	26,765	.62
Dolphin Capital Investors Ltd. (1) (3)	8,178,820	22,278	.51
Other securities		252,564	5.81
		301,607	6.94

Energy - 6.36%
Oilexco Inc. (GBP denominated) (1) (3) (5)	1,900,000	26,759
Oilexco Inc. (GBP denominated) (1) (3)	1,755,000	24,717
Oilexco Inc. (3) (5)	985,000	13,079
Oilexco Inc. (3)	803,900	10,674	1.73
Quicksilver Resources Inc. (3)	456,450	27,200	.63
Heritage Oil Corp. (3)	456,300	24,125	.56
OPTI Canada Inc. (3)	1,231,100	20,589	.47
Other securities		129,134	2.97
		276,277	6.36

Utilities - 3.83%
Xinao Gas Holdings Ltd. (1)	32,539,000	64,389	1.48
Manila Electric Co. (1)	21,037,280	41,643	.96
Other securities		60,213	1.39
		166,245	3.83

Consumer staples - 2.27%
Other securities		98,536	2.27

Telecommunication services - 1.14%
Other securities		49,331	1.14

Miscellaneous - 4.84%
Other common stocks in initial period of acquisition		210,119	4.84

Total common stocks (cost: $2,814,445,000)		3,735,390	86.00

Rights & warrants - 0.05%	Shares	Market value (000)	Percent of net assets

Other - 0.05%
Kumho Industrial Co., Ltd., rights, expire 2008 (1) (3)	99,600	1,447	.03
Other securities		957	.02

Total rights & warrants (cost: $2,835,000)		2,404	.05

Convertible securities - 0.31%

Other - 0.31%
Other securities		13,285	.31

Total convertible securities (cost: $14,020,000)		13,285	.31

Short-term securities - 13.70%	Principal amount (000)

Federal Home Loan Bank 4.29%-4.35% due 1/16-2/6/2008	$53,500	53,324	1.23
Freddie Mac 4.25%-4.28% due 1/3-1/29/2008	46,800	46,697	1.08
BASF AG 4.45%-4.77% due 1/14-1/25/2008 (4)	37,000	36,905	.85
Eksportfinans ASA 4.53%-4.58% due 1/23-2/14/2008 (4)	35,000	34,828	.80
Swedish Export Credit Corp. 4.52%-4.62% due 1/15-1/31/2008	32,700	32,622	.75
Electricité de France 4.48%-4.82% due 1/8-2/27/2008 (6)	28,500	28,370	.65
Alcon Capital Corp. 4.20% due 2/12/2008 (4)	15,000	14,911
Nestlé Capital Corp. 4.75% due 2/7/2008 (4)	11,400	11,338	.60
KfW International Finance Inc. 4.44% due 1/15/2008 (4)	26,200	26,151	.60
Westpac Banking Corp. 4.65%-4.66% due 1/8-1/25/2008 (4)	25,050	25,000	.58
Canadian Wheat Board 4.30% due 1/11/2008	25,000	24,967	.58
AstraZeneca PLC 4.57% due 1/25/2008 (4)	25,000	24,915	.57
Bank of Ireland 4.78% due 1/25-2/22/2008 (4)	24,300	24,183	.56
Other securities		210,903	4.85

Total short-term securities (cost: $595,166,000)		595,114	13.70

Total investment securities (cost: $3,426,466,000)		4,346,193	100.06
Other assets less liabilities		(2,505)	(0.06)

Net assets		$4,343,688	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/07 (000)
Jumbo SA (1)	1,381,940	2,054,746	-	3,436,686	$1,578	$124,117
African Minerals Ltd. (1) (3)	5,805,000	1,100,000	-	6,905,000	-	19,550
African Minerals Ltd. (1) (3) (5)	2,480,000	-	-	2,480,000	-	7,022
Lonrho PLC (1) (3)	10,715,000	9,509,000	-	20,224,000	-	18,473
Allied Gold Ltd. (1) (3)	-	19,548,500	-	19,548,500	-	12,406
OSIM International Ltd. (1)	1,245,000	27,675,000	-	28,920,000	282	11,995
Southern Pacific Resource Corp. (3)	-	5,950,000		5,950,000	-	9,531
Gemfields Resources PLC (1) (3) (5)	4,816,000	-	-	4,816,000	-	3,296
Gemfields Resources PLC (1) (3)	2,000,000	-	-	2,000,000	-	1,369
CallWave, Inc. (3)	1,348,700	-	-	1,348,700	-	4,181
Ondine Biopharma Corp. (3) (5)	2,620,000	-	-	2,620,000	-	2,613
Ondine Biopharma Corp. (GBP denominated) (1) (3) (5)	490,000	-	-	490,000	-	467
Ondine Biopharma Corp. (3)	400,000	-	-	400,000	-	399
Bordeaux Energy Inc. (3) (5) (7)	-	3,780,000	-	3,780,000	-	-
Bordeaux Energy Inc., warrants, expire 2008 (1) (3) (5) (7)	-	3,780,000	-	3,780,000	-	-
Claymont Steel Holdings, Inc. (3) (7) (8)	825,500	314,500	827,500	312,500	-	-
Jaguar Mining Inc. (3) (5) (7)	1,905,000	-	952,500	952,500	-	-
Jaguar Mining Inc. (7)	1,043,000	-	1,043,000	-	-	-
Min Aik Technology Co., Ltd. (1) (7)	5,586,000	480,415	632,000	5,434,415	438	-
Oxus Gold PLC (1) (3) (7)	14,905,000	3,179,300	-	18,084,300	-	-
TaeWoong Co., Ltd. (7)	942,997	-	942,997	-	-	-
					$2,298	$215,419

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,375,410,000.

(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Security did not produce income during the last 12 months.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $311,591,000, which represented 7.17% of the net assets of the fund.

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Oilexco Inc. (GBP denominated)	12/15/2005	$6,195	$26,759	.62%
Oilexco Inc.	12/22/2005 - 3/7/2007	2,762	13,079	.30
Jaguar Mining Inc.	3/22/2006	4,293	11,602	.27
African Minerals Ltd.	12/12/2006	5,606	7,022	.16
Gemfields Resources PLC	11/7/2005 - 12/20/2006	3,781	3,296	.08
Ondine Biopharma Corp.	6/23/2004 - 10/25/2006	4,110	2,613	.06
Ondine Biopharma Corp. (GBP denominated)	5/18/2005	766	467	.01
Bordeaux Energy Inc.	2/6/2007	1,586	514	.01
Bordeaux Energy Inc., warrants, expire 2008	2/6/2007	493	115	.00
Other restricted securities		52,670	41,914	.96
Total restricted securities		$82,262	$107,381	2.47%

(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(7) Unaffiliated issuer at 12/31/2007.
(8) This security was in its initial period of acquisition at 12/31/2006 and was not publicly disclosed.

GBP = British Pounds
GDR = Global Depositary Receipts

See Notes to Financial Statements

Growth Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Google	3.44%
Microsoft	2.79
Altria Group	2.43
Nokia	2.07
Berkshire Hathaway	1.84
Schlumberger	1.78
Newmont Mining	1.47
Barrick Gold	1.43
Suncor	1.39
Roche	1.38

Common stocks - 92.97%	Shares	Market value (000)	Percent of net assets

Information technology - 18.22%
Google Inc., Class A (1)	1,535,000	$1,061,422	3.44%
Microsoft Corp.	24,125,000	858,850	2.79
Nokia Corp. (ADR)	10,408,000	399,563
Nokia Corp. (2)	6,184,000	237,761	2.07
Cisco Systems, Inc. (1)	14,750,000	399,282	1.29
Oracle Corp. (1)	14,927,800	337,070	1.09
Fidelity National Information Services, Inc.	6,650,000	276,574	.90
Samsung Electronics Co., Ltd. (2)	410,000	241,046	.78
Red Hat, Inc. (1) (3)	11,511,000	239,889	.78
Other securities		1,567,766	5.08
		5,619,223	18.22

Consumer discretionary - 15.74%
Best Buy Co., Inc.	7,920,000	416,988	1.35
Johnson Controls, Inc.	10,949,100	394,606	1.28
MGM Mirage, Inc. (1)	4,680,600	393,264	1.28
Lowe's Companies, Inc.	17,326,000	391,914	1.27
Target Corp.	7,690,000	384,500	1.25
Kohl's Corp. (1)	8,160,000	373,728	1.21
Garmin Ltd.	2,540,000	246,380	.80
International Game Technology	5,156,000	226,503	.73
TomTom NV (1) (2)	2,800,000	208,955	.68
News Corp., Class A	9,490,000	194,450	.63
Other securities		1,622,809	5.26
		4,854,097	15.74

Energy - 14.02%
Schlumberger Ltd.	5,584,600	549,357	1.78
Suncor Energy Inc.	3,942,898	428,650	1.39
Canadian Natural Resources, Ltd.	4,625,700	338,236	1.10
Devon Energy Corp.	3,409,072	303,101	.98
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	2,130,000	245,461	.80
Tenaris SA (ADR)	5,245,000	234,609	.76
Murphy Oil Corp.	2,698,800	228,966	.74
EOG Resources, Inc.	2,215,000	197,689	.64
Other securities		1,795,559	5.83
		4,321,628	14.02

Health care - 9.41%
Roche Holding AG (2)	2,465,000	424,057	1.38
Gilead Sciences, Inc. (1)	6,600,000	303,666	.99
Stryker Corp.	2,990,000	223,413	.72
Charles River Laboratories International, Inc. (1)	2,855,000	187,859	.61
Shire PLC (ADR)	2,700,000	186,165	.60
Other securities		1,575,095	5.11
		2,900,255	9.41

Materials - 7.64%
Newmont Mining Corp.	9,305,000	454,363	1.47
Barrick Gold Corp.	10,500,000	441,525	1.43
Potash Corp. of Saskatchewan Inc.	2,000,000	287,920	.93
Freeport-McMoRan Copper & Gold Inc.	2,704,500	277,049	.90
K+S AG (2)	735,000	173,096	.56
Other securities		722,775	2.35

		2,356,728	7.64
Financials - 7.52%
Berkshire Hathaway Inc., Class A (1)	4,011	567,958	1.84
Fannie Mae	6,440,000	257,471	.83
Freddie Mac	4,572,700	155,792	.51
Other securities		1,338,502	4.34
		2,319,723	7.52

Industrials - 7.35%
Boeing Co.	3,465,000	303,049	.98
General Electric Co.	7,370,000	273,206	.89
KBR, Inc. (1)	5,397,130	209,409	.68
FedEx Corp.	2,080,000	185,473	.60
Other securities		1,296,085	4.20
		2,267,222	7.35

Consumer staples - 7.18%
Altria Group, Inc.	9,895,000	747,864	2.43
Coca-Cola Co.	5,295,000	324,954	1.05
Bunge Ltd.	2,348,100	273,342	.89
PepsiCo, Inc.	3,145,000	238,705	.77
Other securities		628,886	2.04
		2,213,751	7.18

Telecommunication services - 2.49%
Sprint Nextel Corp., Series 1	31,956,100	419,583	1.36
Qwest Communications International Inc. (1)	35,000,000	245,350	.80
Other securities		101,888	.33
		766,821	2.49

Utilities - 0.93%
Other securities		286,314	.93

Miscellaneous - 2.47%
Other common stocks in initial period of acquisition		761,429	2.47

Total common stocks (cost: $22,836,048,000)		28,667,191	92.97

Short-term securities - 7.20%

Fannie Mae 4.13%-4.65% due 1/4-4/1/2008	$249,769	248,547	.81
Federal Home Loan Bank 4.225%-4.56% due 1/2-3/19/2008	245,900	244,706	.79
Freddie Mac 4.14%-4.25% due 1/22-4/18/2008	209,049	207,286	.67
Coca-Cola Co. 4.22%-4.71% due 1/8-2/20/2008 (4)	151,843	151,137	.49
General Electric Capital Corp. 4.15% due 1/2/2008	50,000	49,989
Edison Asset Securitization LLC 4.61% due 1/23/2008 (4)	29,300	29,201	.26
NetJets Inc. 4.47% due 1/24-2/7/2008 (4)	56,000	55,718	.18
Other securities		1,233,522	4.00
		2,220,106	7.20

Total short-term securities (cost: $2,220,006,000)		2,220,106	7.20

Total investment securities (cost: $25,056,054,000)		30,887,297	100.17
Other assets less liabilities		(51,936)	(.17)

Net assets		$30,835,361	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/07 (000)
Chipotle Mexican Grill, Inc., Class B (1)	208,100	987,100	-	1,195,200	$-	$147,069
Chipotle Mexican Grill, Inc., Class A (1)	595,000	325,000	-	920,000	-	135,304
Red Hat, Inc. (1)	1,185,000	10,326,000	-	11,511,000	-	239,889
Core Laboratories NV (1)	1,197,700	-	-	1,197,700	-	149,377
Bare Escentuals, Inc. (1)	-	5,850,000	-	5,850,000	-	141,863
Digital River, Inc. (1)	-	2,430,000	-	2,430,000	-	80,360
Minerals Technologies Inc.	-	1,000,000	-	1,000,000	150	66,950
Rosetta Resources Inc. (1) (5)	2,980,000	-	-	2,980,000	-	59,093
Blue Nile, Inc. (1)	-	824,000	-	824,000	-	56,081
KGen Power Corp. (1) (2) (5)	3,166,128	-	-	3,166,128	-	50,658
Georgia Gulf Corp.	1,360,000	864,000	-	2,224,000	712	14,723
DataPath, Inc. (1) (2) (5)	2,819,968	-	-	2,819,968	-	9,870
NAVTEQ Corp. (6)	5,700,000	30,000	5,730,000	-	-	-
					$862	$1,151,237

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,791,992,000.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,040,992,000, which represented 3.38% of the net assets of the fund.

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Rosetta Resources Inc.	6/28/2005-12/2/2005	$49,745	$59,093	.19%
KGen Power Corp.	12/19/2006	44,326	50,658	.16
DataPath, Inc.	6/23/2006	31,020	9,870	.03
Other restricted security		52,893	25,075	.08
Total restricted securities		$177,984	$144,696	.46%

(6) Unaffiliated issuer at 12/31/2007.

ADR = American Depositary Receipts

See Notes to Financial Statements

International Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Bayer	4.84
Roche	3.45
Novo Nordisk	2.81
MTN Group	2.39
E.ON	2.39
Nestlé	2.00
Samsung Electronics	1.74
Erste Bank	1.61
Veolia Environnement	1.55
L'Oréal	1.49

Common stocks - 91.49%	Shares	Market value (000)	Percent of net assets

Financials - 17.35%
Erste Bank der oesterreichischen Sparkassen AG (1)	2,622,647	$186,130	1.61%
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,083,000	151,230	1.31
Banco Santander, SA (1)	5,700,000	122,963	1.06
Kookmin Bank (1)	1,613,500	118,625	1.03
Banco Bilbao Vizcaya Argentaria, SA (1)	4,626,000	113,453	.98
OTP Bank PLC (1)	2,035,000	102,349	.89
Hana Financial Holdings (1)	1,736,092	94,005	.81
AXA SA (1)	2,281,611	90,712	.79
Credit Suisse Group (1)	1,440,000	86,473	.75
UniCredito Italiano SpA (1)	10,292,000	85,514	.74
Other securities		852,422	7.38
		2,003,876	17.35

Health care - 11.90%
Roche Holding AG (1)	2,314,268	398,126	3.45
Novo Nordisk A/S, Class B (1)	4,984,200	325,045	2.81
Merck KGaA (1)	972,655	124,762	1.08
Novartis AG (1)	1,850,000	100,656	.87
Other securities		425,481	3.69
		1,374,070	11.90

Materials - 10.46%
Bayer AG, non-registered shares (1)	6,138,023	558,808	4.84
Nitto Denko Corp. (1)	3,092,600	163,303	1.41
Linde AG (1)	981,856	129,126	1.12
JSC Uralkali (GDR) (1) (2)	1,780,760	65,590
JSC Uralkali (GDR) (1) (2) (3)	521,427	19,205	.74
Other securities		271,733	2.35
		1,207,765	10.46

Telecommunication services - 9.18%
MTN Group Ltd. (1)	14,702,800	275,550	2.39
Koninklijke KPN NV (1)	8,923,300	161,144	1.40
Singapore Telecommunications Ltd. (1)	45,300,330	124,378	1.08
América Móvil, SAB de CV, Series L (ADR)	1,732,500	106,358	.92
Telenor ASA (1) (2)	4,470,000	105,660	.91
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	83,725,000	90,561	.78
Philippine Long Distance Telephone Co. (1)	809,800	62,143
Philippine Long Distance Telephone Co. (ADR)	340,000	25,745	.76
Other securities		108,588	.94
		1,060,127	9.18

Information technology - 9.12%
Samsung Electronics Co., Ltd. (1)	342,814	201,547	1.74
Hon Hai Precision Industry Co., Ltd. (1)	19,082,865	117,931	1.02
Nokia Corp. (1)	2,500,000	96,120	.83
Lite-On Technology Corp. (1)	53,475,000	92,686	.80
Other securities		544,535	4.73
		1,052,819	9.12

Consumer discretionary - 7.56%
Industria de Diseno Textil, SA (1)	1,668,000	101,268	.88
Vivendi SA (1)	2,008,400	91,383	.79
Lotte Shopping Co. (1)	199,500	87,368	.76
Continental AG (1)	605,000	78,340	.68
Renault SA (1)	552,000	77,339	.67
China Dongxiang (Group) Co., Ltd. (1) (2)	102,534,000	75,534	.65
Other securities		362,119	3.13
		873,351	7.56

Energy - 5.90%
OAO Gazprom (ADR) (1)	2,655,000	149,508	1.30
Reliance Industries Ltd. (1)	1,987,000	145,319	1.26
Royal Dutch Shell PLC, Class B (1)	2,460,219	102,549
Royal Dutch Shell PLC, Class A (1)	522,000	21,909	1.08
Oil & Natural Gas Corp. Ltd. (1)	3,901,276	121,782	1.05
Other securities		140,305	1.21
		681,372	5.90

Consumer staples - 5.41%
Nestlé SA (1)	504,580	230,910	2.00
L'Oréal SA (1)	1,205,500	171,832	1.49
Other securities		222,763	1.92
		625,505	5.41

Industrials - 4.95%
Samsung Engineering Co., Ltd. (1)	1,455,000	143,576	1.24
Siemens AG (1)	771,000	120,861	1.05
Ryanair Holdings PLC (ADR) (2)	2,982,200	117,618	1.02
SMC Corp. (1)	688,000	81,895	.71
Other securities		108,176	.93
		572,126	4.95

Utilities - 4.73%
E.ON AG (1)	1,299,500	275,512	2.39
Veolia Environnement (1)	1,977,064	179,290	1.55
RWE AG (1)	654,000	91,510	.79
		546,312	4.73

Miscellaneous - 4.93%
Other common stocks in initial period of acquisition		569,442	4.93

Total common stocks (cost: $7,827,902,000)		10,566,765	91.49

Short-term securities - 8.34%	Principal amount (000)	Market value (000)	Percent of net assets

Swedish Export Credit Corp. 4.30%-4.62% due 1/17-3/31/2008	$80,400	79,732	.69
Danske Corp. 4.67%-4.79% due 1/15-1/29/2008 (3)	75,000	74,796	.65
Other securities		808,979	7.00

Total short-term securities (cost: $963,650,000)		963,507	8.34

Total investment securities (cost: $8,791,552,000)		11,530,272	99.83
Other assets less liabilities		19,926	.17

Net assets		$11,550,198	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $8,540,000, which represented .07% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/07 (000)
Samsung Engineering Co. (4)	1,592,000	408,000	545,000	1,455,000	$1,131	$-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $9,909,192,000.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $476,891,000, which represented 4.13% of the net assets of the fund.

(4) Unaffiliated issuer at 12/31/2007.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

New World Fund
Summary investment portfolio, December 31, 2007

Largest individual equity portfolio	Percent of net assets

Nokia	1.98%
Petróleo Brasileiro - Petrobras	1.81
Tesco	1.59
Uralkali	1.55
Suzlon Energy	1.43
Krka	1.43
Murray & Roberts Holdings	1.41
Vodafone	1.39
BankMuscat	1.31
IOI	1.30

Common stocks - 81.33%	Shares	Market value (000)	Percent of net assets

Financials - 13.08%
BankMuscat (SAOG) (GDR) (1)	1,257,637	$27,982	1.31%
PT Bank Rakyat Indonesia (Persero) Tbk (1)	28,261,150	22,058	1.03
Banco Santander, SA (1)	782,000	16,870	.79
Asya Katilim Bankasi AS, Class B (1) (2)	1,600,000	15,047	.70
Piraeus Bank SA (1)	359,937	14,000	.66
National Bank of Greece SA (1)	195,700	13,461	.63
Other securities		169,913	7.96
		279,331	13.08

Industrials - 12.01%
Suzlon Energy Ltd. (1)	623,600	30,631	1.43
Murray & Roberts Holdings Ltd. (1)	2,014,000	30,030	1.41
Enka Insaat ve Sanayi AS (1)	1,260,356	22,113	1.03
Schneider Electric SA (1)	142,050	18,966	.89
Chiyoda Corp. (1)	1,525,000	17,433	.82
Boart Longyear Ltd. (1) (2)	8,049,394	16,493	.77
STX Engine Co., Ltd. (1)	237,510	16,255	.76
Other securities		104,664	4.90
		256,585	12.01

Consumer staples - 10.59%
Tesco PLC (1)	3,616,218	34,032	1.59
IOI Corp. Bhd. (1)	12,003,250	27,903	1.30
Alliance Global Group, Inc. (1) (2)	115,948,000	15,778	.74
Nestlé SA (1)	31,500	14,415	.67
Other securities		134,138	6.29
		226,266	10.59

Consumer discretionary - 8.26%
Toyota Motor Corp. (1)	331,100	17,824	.83
GOME Electrical Appliances Holding Ltd. (1)	6,440,000	16,287	.76
Central European Media Enterprises Ltd., Class A (2)	136,600	15,843	.74
Kuoni Reisen Holding AG, Class B (1)	27,250	14,070	.66
Honda Motor Co., Ltd. (1)	353,800	11,699	.55
Other securities		100,749	4.72
		176,472	8.26

Energy - 8.06%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	247,600	28,533
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	106,000	10,199	1.81
OAO Gazprom (ADR) (1)	417,500	23,510	1.10
Oil & Natural Gas Corp. Ltd. (1)	719,453	22,459	1.05
Saipem SpA, Class S (1)	466,000	18,500	.87
Other securities		69,027	3.23
		172,228	8.06

Telecommunication services - 6.54%
Vodafone Group PLC (1)	7,965,000	29,586	1.39
Cellcom Israel Ltd.	724,714	23,017	1.08
América Móvil, SAB de CV, Series L (ADR)	310,000	19,031	.89
Telekomunikacja Polska SA (1)	2,030,000	18,456	.86
Partner Communications Co. Ltd. (1)	721,500	15,915
Partner Communications Co. Ltd. (ADR)	10,000	221	.76
Other securities		33,369	1.56
		139,595	6.54

Materials - 6.38%
JSC Uralkali (GDR) (1) (2)	702,141	25,862
JSC Uralkali (GDR) (1) (2) (3)	197,033	7,257	1.55
Votorantim Celulose e Papel SA, preferred nominative (ADR)	820,000	24,444	1.14
Other securities		78,713	3.69
		136,276	6.38

Information technology - 6.38%
Nokia Corp. (1)	578,600	22,246
Nokia Corp. (ADR)	522,900	20,074	1.98
Samsung Electronics Co., Ltd. (1)	27,100	15,933	.75
Hon Hai Precision Industry Co., Ltd. (1)	2,325,249	14,370	.67
Other securities		63,580	2.98
		136,203	6.38

Health care - 3.12%
Krka, dd, Novo mesto (1)	168,640	30,597	1.43
Novo Nordisk A/S, Class B (1)	350,320	22,846	1.07
Other securities		13,246	.62
		66,689	3.12

Utilities - 2.03%
NTPC Ltd. (1)	2,457,000	15,598	.73
Other securities		27,831	1.30
		43,429	2.03

Miscellaneous - 4.88%
Other common stocks in initial period of acquisition		104,152	4.88

Total common stocks (cost: $1,139,190,000)		1,737,226	81.33

Bonds, notes & other debt instruments - 5.73%	Principal amount (000)	Market value (000)	Percent of net assets

Bonds & notes of governments outside the U.S. - 5.29%
Brazil (Federal Republic of) Global:
!12.50% 2016	BRL 1,500	923
!8.00%-11.00% 2010-2040 (4)	$9,534	11,780
Brazilian Treasury Bill 6.00%-9.418% 2010-2045 (1) (5)	BRL 14,743	7,786
Brazil (Federal Republic of) 10.00% 2014-2017 (1)	13,100	6,300	1.25
Other securities		86,319	4.04
		113,108	5.29

Other - 0.44%
Gaz Capital SA 6.51% 2022 (3)	$600	572	.03
Other securities		8,708	.41
		9,280	.44

Total bonds, notes & other debt instruments (cost: $112,103,000)		122,388	5.73

Short-term securities - 12.88%

Toronto-Dominion Holdings USA Inc. 5.055% due 1/16/2008 (3)	26,600	26,540	1.24
American Honda Finance Corp. 4.49%-4.51% due 1/11-1/25/2008	26,300	26,228	1.23
GlaxoSmithKline Finance PLC 4.55% due 1/18/2008 (3)	22,600	22,548	1.06
Fannie Mae 4.25%-4.29% due 2/8-2/22/2008	21,900	21,777	1.02
Royal Bank of Scotland PLC 5.06% due 2/4/2008	19,800	19,702	.92
Federal Home Loan Bank 4.26%-4.30% due 1/11-2/6/2008	19,300	19,227	.90
National Australia Bank Ltd. 5.01% due 1/14/2008 (3)	18,700	18,664	.87
Export Development Canada 4.30% due 2/8/2008	18,700	18,596	.87
Eksportfinans ASA 4.59% due 2/11/2008 (3)	16,100	16,006	.75
Dexia Delaware LLC 4.95% due 2/8/2008	14,600	14,522	.68
General Electric Capital Corp. 4.15% due 1/2/2008	14,500	14,497	.68
BNP Paribas Finance Inc. 5.138% due 1/7/2008	13,700	13,686	.64
Other securities		43,164	2.02

Total short-term securities (cost: $275,183,000)		275,157	12.88

Total investment securities (cost: $1,526,476,000)		2,134,771	99.94
Other assets less liabilities		1,200	.06

Net assets		$2,135,971	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $7,500,000, which represented .35% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,209,833,000.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $149,889,000, which represented 7.02% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Blue Chip Income and Growth Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

General Electric	4.61
Microsoft	4.23
Wal-Mart Stores	3.87
Hewlett-Packard	3.63
Lowe's	3.45
Aetna	3.27
Bank of America	3.12
Citigroup	3.07
Schlumberger	2.54
UnitedHealth Group	2.50

	Shares	Market value (000)	Percent of net assets

Common stocks - 92.51%

Information technology - 19.54%
Microsoft Corp.	5,250,000	$186,900	4.23%
Hewlett-Packard Co.	3,175,000	160,274	3.63
International Business Machines Corp.	1,000,000	108,100	2.45
Nokia Corp. (ADR)	2,675,000	102,693	2.32
Oracle Corp. (1)	4,200,000	94,836	2.15
Intel Corp.	1,800,000	47,988	1.09
Cisco Systems, Inc. (1)	1,650,000	44,665	1.01
Texas Instruments Inc.	882,116	29,463	.67
Other securities		88,099	1.99
		863,018	19.54

Financials - 15.85%
Bank of America Corp.	3,334,200	137,569	3.12
Citigroup Inc.	4,610,000	135,718	3.07
Fannie Mae	2,500,800	99,982	2.26
American International Group, Inc.	1,540,000	89,782	2.03
JPMorgan Chase & Co.	1,800,000	78,570	1.78
Capital One Financial Corp.	875,000	41,353	.94
Freddie Mac	1,169,100	39,831	.90
Other securities		77,419	1.75
		700,224	15.85

Health care - 15.31%
Aetna Inc.	2,500,000	144,325	3.27
UnitedHealth Group Inc.	1,900,000	110,580	2.50
Eli Lilly and Co.	1,125,000	60,064	1.36
Merck & Co., Inc.	1,000,000	58,110	1.32
Abbott Laboratories	1,000,000	56,150	1.27
Amgen Inc. (1)	1,075,000	49,923	1.13
Cardinal Health, Inc.	810,000	46,777	1.06
Pfizer Inc	1,900,000	43,187	.98
AstraZeneca PLC (ADR)	975,000	41,749	.94
Bristol-Myers Squibb Co.	1,125,000	29,835	.67
Medtronic, Inc.	550,000	27,649	.63
Other securities		7,751	.18
		676,100	15.31

Industrials - 10.72%
General Electric Co.	5,500,000	203,885	4.61
United Technologies Corp.	760,000	58,170	1.32
United Parcel Service, Inc., Class B	750,000	53,040	1.20
Illinois Tool Works Inc.	650,000	34,801	.79
Norfolk Southern Corp.	592,800	29,901	.68
Emerson Electric Co.	500,000	28,330	.64
Other securities		65,485	1.48
		473,612	10.72

Consumer staples - 9.75%
Wal-Mart Stores, Inc.	3,600,000	171,108	3.87
Walgreen Co.	2,055,000	78,254	1.77
PepsiCo, Inc.	650,000	49,335	1.12
Kimberly-Clark Corp.	555,000	38,484	.87
Kellogg Co.	592,000	31,039	.70
ConAgra Foods, Inc.	1,200,000	28,548	.65
Other securities		33,796	.77
		430,564	9.75

Consumer discretionary - 8.55%
Lowe's Companies, Inc.	6,740,000	152,459	3.45
Target Corp.	1,100,000	55,000	1.25
Harley-Davidson, Inc.	860,000	40,171	.91
Leggett & Platt, Inc.	2,000,000	34,880	.79
Carnival Corp., units	650,000	28,918	.65
Other securities		66,057	1.50
		377,485	8.55

Energy - 5.70%
Schlumberger Ltd.	1,140,000	112,142	2.54
Royal Dutch Shell PLC, Class A (ADR)	500,000	42,100	.95
Other securities		97,352	2.21
		251,594	5.70

Telecommunication services - 3.47%
AT&T Inc.	2,581,250	107,277	2.43
Other securities		45,780	1.04
		153,057	3.47

Materials - 0.99%
Other securities		43,947	.99

Utilities - 0.90%
FPL Group, Inc.	400,000	27,112	.61
Other securities		12,760	.29
		39,872	.90

Miscellaneous - 1.73%
Other common stocks in initial period of acquisition		76,565	1.73

Total common stocks (cost: $3,600,908,000)		4,086,038	92.51

Convertible securities - 0.12%

Miscellaneous - 0.12%
Other convertible securities in initial period of acquisition		5,520	.12

Total convertible securities (cost: $5,843,000)		5,520	.12

Short-term securities - 7.30%

Procter & Gamble International Funding S.C.A. 4.22%-4.76% due 1/14-1/25/2008 (2)	$51,000	50,881	1.15
Federal Home Loan Bank 3.15%-4.29% due 1/2-2/15/2008	46,700	46,584	1.06
Coca-Cola Co. 4.18%-4.52% due 1/8-3/7/2008 (2)	29,500	29,320	.66
Freddie Mac 4.25% due 1/22/2008	18,500	18,452	.42
Fannie Mae 4.22% due 1/23/2008	8,100	8,078	.18
United Parcel Service Inc. 4.15% due 3/11/2008 (2)	7,500	7,431	.17
Kimberly-Clark Worldwide Inc. 4.48% due 1/10/2008 (2)	5,700	5,693	.13
International Lease Finance Corp. 4.69% due 1/3/2008	5,100	5,098	.12
Other securities		150,782	3.41

Total short-term securities (cost: $322,362,000)		322,319	7.30

Total investment securities (cost: $3,929,113,000)		4,413,877	99.93
Other assets less liabilities		3,030	.07

Net assets		$4,416,907	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $195,943,000, which represented 4.44% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth and Income Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Microsoft	4.39%
Yamana Gold	2.50
Vodafone	2.26
IBM	2.21
Newmont Mining	1.88
MeadWestvaco	1.73
Citigroup	1.49
MUFG	1.34
Sumitomo Mitsui Financial Group	1.34
Barrick Gold	1.32

	Shares	Market	Percent
		value	of net
Common stocks - 77.05%		(000)	assets

Financials - 15.89%
Citigroup Inc.	1,050,000	$30,912	1.49%
Mitsubishi UFJ Financial Group, Inc. (1)	3,000,000	27,927	1.34
Sumitomo Mitsui Financial Group, Inc. (1)	3,750	27,908	1.34
AEON Credit Service (Asia) Co. Ltd. (1)	1,400,000	20,700	1.00
Berkshire Hathaway Inc., Class B (2)	3,720	17,618	.85
Korea Exchange Bank (1)	1,025,000	15,843	.76
Fannie Mae	50,000	1,999	.10
Other securities		186,966	9.01
		329,873	15.89

Materials - 13.81%
Yamana Gold Inc.	4,000,000	51,944	2.50
Newmont Mining Corp.	800,000	39,064	1.88
MeadWestvaco Corp.	1,150,000	35,995	1.73
Barrick Gold Corp.	650,000	27,333	1.32
Freeport-McMoRan Copper & Gold Inc.	250,000	25,610	1.23
Newcrest Mining Ltd. (1)	675,000	19,431	.94
Evraz Group SA (GDR) (1)	220,000	17,040	.82
Other securities		70,303	3.39
		286,720	13.81

Information technology - 12.86%
Microsoft Corp.	2,560,000	91,136	4.39
International Business Machines Corp.	425,000	45,943	2.21
Google Inc., Class A (2)	24,300	16,803	.81
Yahoo! Inc. (2)	667,000	15,514	.75
Other securities		97,669	4.70
		267,065	12.86

Consumer discretionary - 7.93%
Saks Inc. (2)	1,200,000	24,912	1.20
Macquarie Communications Infrastructure Group (1) (3)	2,000,000	9,489
Macquarie Communications Infrastructure Group (1)	1,554,291	7,375	.81
Honda Motor Co., Ltd. (1)	231,000	7,638	.37
Other securities		115,241	5.55
		164,655	7.93

Industrials - 7.90%
Schneider Electric SA (1)	168,000	22,431	1.08
General Electric Co.	600,000	22,242	1.07
European Aeronautic Defence and Space Co. EADS NV (1)	700,000	22,189	1.07
ALSTOM SA (1)	100,000	21,219	1.02
Nippon Express Co., Ltd. (1)	3,000,000	15,342	.74
Other securities		60,687	2.92
		164,110	7.90

Telecommunication services - 6.52%
Vodafone Group PLC (1)	11,632,000	43,207
Vodafone Group PLC (ADR)	100,000	3,732	2.26
Koninklijke KPN NV (1)	1,000,000	18,059	.87
Verizon Communications Inc.	400,000	17,476	.84
Telekomunikacja Polska SA (1)	1,750,000	15,910	.77
Other securities		36,928	1.78
		135,312	6.52

Consumer staples - 3.81%
Koninklijke Ahold NV (1) (2)	1,380,000	19,134	.92
Shoppers Drug Mart Corp.	306,500	16,446	.79
Other securities		43,495	2.10
		79,075	3.81

Energy - 3.65%
Oil and Gas Development Co. Ltd. (1)	11,576,000	22,439	1.08
OAO Gazprom (ADR) (1)	350,000	19,709	.95
Saipem SpA, Class S (1)	392,000	15,562	.75
Other securities		17,959	.87
		75,669	3.65

Health care - 2.79%
Other securities
		57,891	2.79

Utilities - 1.89%
Other securities
		39,246	1.89

Total common stocks (cost: $1,505,280,000)		1,599,616	77.05

Convertible securities - 0.23%

Other - 0.23%
Other securities		4,709	.23

Total convertible securities (cost: $5,311,000)		4,709	.23

Bonds, notes & other debt instruments - 0.71%

Other - 0.71%
Other securities		14,829	.71

Total bonds, notes & other debt instruments (cost: $15,786,000)		14,829	.71

	Principal
	amount
Short-term securities - 21.97%	(000)

Federal Home Loan Bank 4.20%-4.34% due 1/25-2/13/2008	$39,800	39,619	1.91
Lloyds Bank PLC 4.67% due 1/16/2008	32,800	32,730	1.58
Fannie Mae 4.25%-4.29% due 2/8-2/22/2008	28,600	28,445	1.37
Dexia Delaware LLC 4.95% due 2/8/2008	25,100	24,965	1.20
American Honda Finance Corp. 4.48% due 2/4/2008	23,200	23,083	1.11
Freddie Mac 4.22%-4.25% due 1/24-1/30/2008	23,000	22,927	1.10
Eksportfinans ASA 4.59% due 2/11/2008 (4)	22,500	22,368	1.08
National Australia Funding (Delaware) Inc. 4.56% due 1/18/2008 (4)	20,700	20,653	1.00
Swedish Export Credit Corp. 4.77% due 1/17/2008	20,000	19,954	.96
Royal Bank of Scotland PLC 4.70% due 2/20/2008	20,000	19,861	.96
Calyon North America Inc. 5.09% due 1/8/2008	19,500	19,478	.94
Unilever Capital Corp. 4.23% due 1/11/2008 (4)	19,100	19,075	.92
GlaxoSmithKline Finance PLC 4.62%-4.65% due 2/1/2008 (4)	19,000	18,922	.91
Toronto-Dominion Holdings USA Inc. 4.62% due 1/3/2008 (4)	17,700	17,693	.85
Westpac Banking Corp. 4.68% due 1/25/2008 (4)	16,900	16,842	.81
Jupiter Securitization Co., LLC 6.00% due 1/10/2008 (4)	16,000	15,973	.77
International Bank for Reconstruction and Development 4.30% due 1/28/2008	15,300	15,249	.73
General Electric Capital Corp. 4.15% due 1/2/2008	15,100	15,097	.73
Other securities		63,196	3.04
Total short-term securities (cost: $456,169,000)		456,130	21.97

Total investment securities (cost: $1,982,546,000)		2,075,284	99.96
Other assets less liabilities		829	.04

Net assets		$2,076,113	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees.
The total value of all such securities, including those in "Other securities," was $899,654,000.
(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933.
This security (acquired 4/23/2007 at a cost of $10,154,000) may be subject to legal or contractual restrictions on resale.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $146,436,000, which represented
7.05% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Growth - Income Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Oracle	2.99
Microsoft	2.28
General Electric	2.03
American International Group	1.95
Schlumberger	1.86
Bank of America	1.70
Cisco Systems	1.56
Intel	1.47
Fannie Mae	1.45
Citigroup	1.45

Common stocks - 89.74%	Shares	Market value (000)	Percent of net assets

Information technology - 21.37%
Oracle Corp. (1)	38,805,000	$876,217	2.99%
Microsoft Corp.	18,705,000	665,898	2.28
Cisco Systems, Inc. (1)	16,840,000	455,859	1.56
Intel Corp.	16,175,000	431,226	1.47
International Business Machines Corp.	3,725,000	402,672	1.38
Nokia Corp. (2)	8,330,000	320,270
Nokia Corp. (ADR)	930,000	35,703	1.22
Hewlett-Packard Co.	7,050,000	355,884	1.22
Google Inc., Class A (1)	476,800	329,698	1.13
Yahoo! Inc. (1)	12,860,000	299,124	1.02
Flextronics International Ltd. (1)	22,585,336	272,379	.93
Other securities		1,810,142	6.17
		6,255,072	21.37

Financials - 12.41%
American International Group, Inc.	9,800,000	571,340	1.95
Bank of America Corp.	12,075,000	498,214	1.70
Fannie Mae	10,588,500	423,328	1.45
Citigroup Inc.	14,365,000	422,905	1.45
JPMorgan Chase & Co.	4,147,900	181,056	.62
Freddie Mac	3,666,450	124,916	.43
Other securities		1,408,795	4.81
		3,630,554	12.41

Health care - 12.37%
Aetna Inc.	5,700,000	329,061	1.12
Abbott Laboratories	5,140,000	288,611	.99
Roche Holding AG (2)	1,647,460	283,414	.97
Cardinal Health, Inc.	4,450,000	256,988	.88
Bristol-Myers Squibb Co.	9,260,000	245,575	.84
Amgen Inc. (1)	4,662,200	216,513	.74
Merck & Co., Inc.	3,500,000	203,385	.69
Medtronic, Inc.	4,000,000	201,080	.69
Other securities		1,594,128	5.45
		3,618,755	12.37

Consumer discretionary - 8.97%
Lowe's Companies, Inc.	17,210,000	389,290	1.33
Time Warner Inc.	17,550,000	289,751	.99
Target Corp.	5,760,700	288,035	.98
Best Buy Co., Inc.	4,009,700	211,111	.72
News Corp., Class A	9,515,200	194,966	.67
Other securities		1,251,905	4.28
		2,625,058	8.97

Industrials - 8.86%
General Electric Co.	16,050,000	594,973	2.03
United Technologies Corp.	4,075,000	311,900	1.07
United Parcel Service, Inc., Class B	3,800,000	268,736	.92
Avery Dennison Corp.	3,635,000	193,164	.66
General Dynamics Corp.	2,100,000	186,879	.64
Other securities		1,038,704	3.54
		2,594,356	8.86

Energy - 8.59%
Schlumberger Ltd.	5,525,000	543,494	1.86
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	168,400
Royal Dutch Shell PLC, Class B (ADR)	1,445,391	119,967
Royal Dutch Shell PLC, Class B (2)	139,816	5,828	1.00
Marathon Oil Corp.	4,125,000	251,048	.86
Chevron Corp.	2,563,200	239,223	.82
Halliburton Co.	6,030,000	228,597	.78
Baker Hughes Inc.	2,565,000	208,022	.71
ConocoPhillips	2,225,000	196,468	.67
Other securities		553,541	1.89
		2,514,588	8.59

Consumer staples - 6.62%
PepsiCo, Inc.	4,850,000	368,115	1.26
Molson Coors Brewing Co., Class B	4,430,000	228,677	.78
Altria Group, Inc.	2,725,000	205,956	.70
Avon Products, Inc.	4,802,400	189,839	.65
Wal-Mart Stores, Inc.	3,820,000	181,565	.62
Other securities		761,712	2.61
		1,935,864	6.62

Materials - 3.57%
Air Products and Chemicals, Inc.	2,660,000	262,356	.90
Other securities		783,806	2.67
		1,046,162	3.57

Telecommunication services - 2.97%
Telephone and Data Systems, Inc.	2,850,700	178,454
Telephone and Data Systems, Inc., Special Common Shares	2,300,900	132,532	1.06
Sprint Nextel Corp., Series 1	15,800,000	207,454	.71
Other securities		350,433	1.20
		868,873	2.97

Utilities - 1.57%
Other securities		459,454	1.57

Miscellaneous - 2.44%
Other common stocks in initial period of acquisition		713,815	2.44

Total common stocks (cost: $21,599,712,000)		26,262,551	89.74

Convertible securities - 0.18%

Other - 0.09%
Other securities		24,969	.09

Miscellaneous - 0.09%
Other convertible securities in initial period of acquisition		27,672	.09

Total convertible securities (cost: $57,872,000)		52,641	.18

Bonds, notes & other debt instruments - 0.04%

Other - 0.04%
Other securities		12,934	.04

Total bonds, notes & other debt instruments (cost: $12,602,000)		12,934	.04

Short-term securities - 9.85%	Principal amount (000)

Federal Home Loan Bank 4.15%-4.63% due 1/4-6/20/2008	$361,157	359,386	1.23
Fannie Mae 4.13%-4.29% due 1/18-4/1/2008	220,850	219,289	.75
United Parcel Service Inc. 4.15%-4.50% due 2/1-3/31/2008 (3)	205,900	204,149	.70
Coca-Cola Co. 4.18%-4.52% due 1/8-3/7/2008 (3)	191,700	190,567	.65
Freddie Mac 4.14%-4.25% due 1/30-5/5/2008	179,400	177,457	.61
IBM International Group Capital LLC 4.35%-4.52% due 1/10-2/26/2008 (3)	97,000	96,656
IBM Capital Inc. 4.20% due 3/10/2008 (3)	52,700	52,222
IBM Corp. 4.21% due 1/15/2008 (3)	20,000	19,965	.58
Bank of America Corp. 4.695%-5.00% due 1/16-2/26/2008	147,600	146,786	.50
Jupiter Securitization Co., LLC 4.77%-6.00% due 1/4-1/10/2008 (3)	65,000	64,936
JPMorgan Chase & Co. 4.95% due 3/24/2008	50,000	49,447	.39
Hewlett-Packard Co. 4.25%-4.55% due 1/8-1/16/2008 (3)	109,600	109,470	.37
Edison Asset Securitization LLC 4.61%-4.91% due 1/23-1/24/2008 (3)	96,200	95,866	.33
International Lease Finance Corp. 4.69%-4.85% due 1/3-2/4/2008	67,100	66,955	.23
CAFCO, LLC 4.71%-5.30% due 1/7-1/9/2008 (3)	60,900	60,831	.21
Other securities		967,116	3.30

Total short-term securities (cost: $2,881,366,000)		2,881,098	9.85

Total investment securities (cost: $24,551,552,000)		29,209,224	99.81
Other assets less liabilities		56,591	.19

Net assets		$29,265,815	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,237,377,000.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,490,365,000, which represented 5.09% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Asset Allocation Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Suncor Energy	2.30%
Fannie Mae	2.20
Schlumberger	2.18
Altria Group	1.87
BHP Billiton	1.74
Boeing	1.64
Chevron	1.59
Sprint Nextel	1.57
Nokia	1.39
Deere	1.28

	Shares	Market	Percent
		value	of net
Common stocks - 63.68%		(000)	assets

Energy - 10.85%
Suncor Energy Inc.	1,969,798	$214,146	2.30%
Schlumberger Ltd.	2,059,800	202,623	2.18
Chevron Corp.	1,584,328	147,865	1.59
Petro-Canada	2,150,000	115,341	1.24
Marathon Oil Corp.	1,200,000	73,032.79
Rosetta Resources Inc. (1) (2) (3)	2,970,000	58,895.63
Other securities		197,718	2.12
		1,009,620	10.85

Information technology - 8.38%
Nokia Corp. (ADR)	3,360,000	128,990	1.39
Microsoft Corp.	3,050,000	108,580	1.17
International Business Machines Corp.	800,000	86,480.93
Cisco Systems, Inc. (1)	3,000,000	81,210.87
Hewlett-Packard Co.	1,500,000	75,720.81
Oracle Corp. (1)	3,000,000	67,740.73
Intel Corp.	2,500,000	66,650.71
Other securities		164,858	1.77
		780,228	8.38

Health care - 8.22%
Medtronic, Inc.	2,250,000	113,107	1.21
Wyeth	2,100,000	92,799	1.00
Johnson & Johnson	1,300,000	86,710.93
United Therapeutics Corp. (1)	750,000	73,238.79
Abbott Laboratories	1,300,000	72,995.78
Endo Pharmaceuticals Holdings Inc. (1)	2,500,000	66,675.72
Eli Lilly and Co.	1,200,000	64,068.69
Other securities		195,740	2.10
		765,332	8.22

Financials - 7.30%
Fannie Mae	5,120,000	204,698	2.20
JPMorgan Chase & Co.	1,500,000	65,475.70
Bank of New York Mellon Corp.	1,200,000	58,512.63
Freddie Mac	1,450,000	49,402.53
Other securities		301,298	3.24
		679,385	7.30

Industrials - 6.16%
Boeing Co.	1,750,000	153,055	1.64
Deere & Co.	1,280,000	119,194	1.28
General Electric Co.	2,250,000	83,408.90
Raytheon Co.	1,040,000	63,128.68
Mitsubishi Corp. (4)	2,000,000	54,485.59
Other securities		99,450	1.07
		572,720	6.16

Consumer discretionary - 5.90%
Lowe's Companies, Inc.	4,110,000	92,968	1.00
Best Buy Co., Inc.	1,705,350	89,787.96
Johnson Controls, Inc.	2,400,000	86,496.93
Target Corp.	1,150,000	57,500.62
Other securities		222,008	2.39
		548,759	5.90

Materials - 5.24%
BHP Billiton Ltd. (4)	4,615,000	161,646	1.74
Newmont Mining Corp.	2,365,000	115,483	1.24
Rio Tinto PLC (4)	727,572	75,969.82
Alcoa Inc.	1,500,000	54,825.59
Other securities		79,485.85
		487,408	5.24

Consumer staples - 3.98%
Altria Group, Inc.	2,300,000	173,834	1.87
Coca-Cola Co.	1,550,000	95,124	1.02
PepsiCo, Inc.	1,000,000	75,900.81
Other securities		25,823.28
		370,681	3.98

Telecommunication services - 3.74%
Sprint Nextel Corp., Series 1	11,100,000	145,743	1.57
Vodafone Group PLC (4)	20,000,000	74,289.80
Other securities		127,888	1.37
		347,920	3.74

Utilities - 1.15%
Reliant Energy, Inc. (1)	3,250,000	85,280.92
Other securities		21,432.23
		106,712	1.15

MISCELLANEOUS - 2.76%
Other common stocks in initial period of acquisition		256,901	2.76

Total common stocks (cost: $4,699,189,000)		5,925,666	63.68

		Market	Percent
		value	of net
Preferred stocks - 0.13%		(000)	assets

Other - 0.13%
Other securities		11,934.13

Total preferred stocks (cost: $12,731,000)		11,934.13

Rights & warrants - 0.00%

Other - 0.00%
Other securities		0.00

Total rights & warrants (cost: $117,000)		0.00

	Principal
	amount
Bonds, notes & other debt instruments - 21.70%	(000)

Mortgage-backed obligations (5) - 6.25%
Fannie Mae 0%-7.00% 2009-2047 (4)	$ 174,517	174,886	1.88
Freddie Mac 5.00%-7.50% 2016-2038	90,614	92,118.99
Other securities		314,853	3.38
		581,857	6.25

Bonds & notes of U.S. government & government agencies - 5.59%
U.S. Treasury:
2.00%-9.25% 2008-2036 (4) (6)	122,832	140,598
3.875% 2010	164,000	167,549
4.875% 2012	91,000	96,510	4.35
Fannie Mae 5.25%-7.25% 2012-2030	42,375	46,770.50
Freddie Mac 4.875%-5.25% 2008-2011	31,170	32,585.35
Federal Home Loan Bank 5.125%-5.625% 2013-2016	30,375	32,010.34
Other securities		4,578.05
		520,600	5.59

Financials - 2.06%
Other securities		191,826	2.06

Consumer Discretionary - 1.90%
Other securities		176,741	1.90

Industrials - 0.94%
General Electric Co. 5.25% 2017	4,500	4,499.05
Other securities		82,681.89
		87,180.94

Telecommunication services - 0.86%
Sprint Capital Corp. 6.875%-8.75% 2028-2032	7,525	4,942
Nextel Communications, Inc. Series F, 5.95% 2014	2,800	2,635.08
Other securities		72,402.78
		79,979.86

Other - 4.10%
Other securities		381,471	4.10

Total bonds, notes & other debt instruments (cost: $2,035,280,000)		2,019,654	21.70

	Principal
	amount
Short-term securities - 14.47%	(000)

Federal Home Loan Bank 4.20%-4.36% due 1/2-4/16/2008	$ 122,300	121,926	1.31
Procter & Gamble International Funding S.C.A. 4.25%-4.50% due 1/15-3/7/2008 (7)	111,400	110,816	1.19
Paccar Financial Corp. 4.49%-4.70% due 1/18-2/7/2008	84,700	84,355.91
Coca-Cola Co. 4.46%-4.47% due 1/11-2/15/2008 (7)	84,200	83,941.90
Freddie Mac 4.25% due 1/31-2/8/2008	62,400	62,127.67
Honeywell International Inc. 4.46% due 1/22-1/25/2008 (7)	54,850	54,678.59
Hewlett-Packard Co. 4.55% due 1/4/2008 (7)	50,000	49,975.54
Medtronic Inc. 4.22% due 1/15-1/22/2008 (7)	42,200	42,111.45
IBM Corp. 4.21%-4.44% due 1/16-1/29/2008 (7)	29,400	29,312
IBM International Group Capital LLC 4.67% due 1/18/2008 (7)	12,000	11,971.44
Fannie Mae 4.27% due 3/12/2008	40,900	40,580.44
Johnson & Johnson 4.15% due 1/24/2008 (7)	20,000	19,945.21
John Deere Capital Corp. 4.54% due 2/6/2008 (7)	20,000	19,894.21
General Electric Capital Corp. 4.15% due 1/2/2008	13,400	13,397.14
Other securities		601,814	6.47

Total short-term securities (cost: $1,347,076,000)		1,346,842	14.47

Total investment securities (cost: $8,094,393,000)		9,304,096	99.98
Other assets less liabilities		2,014.02

Net assets		$9,306,110	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holding listed below is shown in the preceding summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2007, appear below.
	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/2007 (000)
Rosetta Resources, Inc.(1) (2)	2,970,000	-	-	2,970,000	-	$58,895

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired
6/28-11/9/2005 with a cost of $48,481,000) may be subject to legal or contractual restrictions on resale.
The total value of all such securities, including those in "Other securities", was $89,394,000, which represented .96% of the net assets of the fund.
(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Valued under fair value procedures adopted by authority of the board of trustees.
The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $850,964,000.
(5) Principal payments may be made periodically.
Therefore, the effective maturity date may be
earlier than the stated maturity date.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $1,042,572,000, which represented 11.20% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Bond Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Freddie Mac	9.62
U.S. Treasury	7.72
Fannie Mae	6.24
Japan Government	1.58
Federal Home Loan Bank	1.23
General Motors Acceptance	.96
Spain Government	.91
Washington Mutual	.91
Sprint Nextel	.79
Wells Fargo Alternative Loan Trust	.77

Bonds, notes & other debt instruments - 85.59%	Principal amount (000)	Market value (000)	Percent of net assets

Mortgage-backed obligations (1) - 19.94%
Freddie Mac:
6.00% 2037	$ 74,998	$ 76,108
6.00% 2037	73,500	74,588
6.00% 2037	54,000	54,815
6.00% 2037	33,467	33,968
6.00% 2038	54,000	54,785
0%-7.00% 2015-2037 (2) (3)	94,221	93,503	7.58%
Fannie Mae:
6.00% 2027	22,417	22,833
5.50% 2037	20,000	19,709
4.50%-12.016% 2010-2042 (2) (3)	188,145	192,024	4.59
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.091% 2037 (3)	19,323	19,197.37
Other securities		378,557	7.40
		1,020,087	19.94

Financials - 14.52%
JPMorgan Chase Capital XXI, Series U, 5.844% 2037 (3)	7,500	5,918
J.P. Morgan Chase & Co. 4.875%-4.891% 2014-2015 (3)	6,070	5,859
JPMorgan Chase Bank NA 6.00% 2017	2,250	2,292
JPMorgan Chase Capital XX, Series T, 6.55% 2066	2,500	2,263
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	2,300	2,218
JPMorgan Chase & Co. 6.00% 2018	2,000	2,039.40
Citigroup Capital XXI 8.30% 2057	17,745	18,582.36
Royal Bank of Scotland Group PLC 6.99% (undated) (3) (4)	17,440	17,418.34
Wells Fargo & Co. 5.25%-5.625% 2012-2017	7,500	7,595
Wells Fargo Bank, National Assn. 4.75% 2015	3,000	2,870.21
Other securities		675,367	13.21
		742,421	14.52

Bonds & notes of U.S. government & government agencies - 11.99%
U.S. Treasury:
3.00% 2012 (2) (5)	21,961	23,805
4.25% 2012	41,825	43,282
3.875% 2013	50,000	50,984
4.50% 2016	27,370	28,480
5.125% 2016	59,000	63,854
2.375% 2017 (2) (5)	15,540	16,416
4.625% 2017	41,800	43,691
8.50% 2020	34,000	47,292
4.50% 2036	23,114	23,240
4.25%-9.25% 2008-2037	46,167	54,005	7.72
Freddie Mac:
5.75% 2008	13,240	13,294
5.25% 2011	30,500	31,933
5.75% 2012	40,000	42,747	1.72
Federal Home Loan Bank:
5.25% 2008	44,385	44,420
5.125%-5.625% 2008-2016	17,820	18,378	1.23
Fannie Mae:
1.75% 2008	¥ 640,000	5,741
5.50% 2011	$ 5,000	5,266
5.25% 2012	26,000	27,087
4.625% 2013	20,000	20,231	1.14
Other securities		9,260.18
		613,406	11.99

Bonds & notes of government & government agencies outside the U.S. - 9.75%
Japanese Government:
1.70% 2016	¥ 4,070,450	37,387
0.90%-2.30% 2008-2035	4,804,350	43,339	1.58
Swedish Government 5.00% 2009	SKr 189,325	29,544.58
Queensland Treasury Corp. 6.00% 2015	A$ 23,470	19,525.38
United Kingdom 4.75% 2015	£ 9,596	19,343.38
Hungarian Government 6.75% 2017	HUF 3,379,570	19,072.37
Israeli Government 6.50% 2016 (2)	ILS 70,755	18,729.37
South Korean Government 5.25% 2015	KRW 17,265,710	17,908.35
Spanish Government 6.15% 2013	€ 10,620	16,876.33
Other securities		276,898	5.41
		498,621	9.75

Consumer discretionary - 8.32%
General Motors Corp. 8.80% 2021	$ 19,360	16,359.32
Other securities		409,022	8.00
		425,381	8.32

Industrials - 4.07%
Other securities		208,035	4.07

Telecommunication services - 3.81%
Nextel Communications, Inc.:
Series E, 6.875% 2013	16,720	16,485
Series D, 7.375% 2015	17,740	17,481.66
Other securities		160,902	3.15
		194,868	3.81

Energy - 2.62%
Other securities		134,212	2.62

Asset-backed obligations - 2.57%
Other securities		131,490	2.57

Materials - 1.94%
Other securities		99,102	1.94

Health care - 1.86%
Other securities		95,173	1.86

Information technology - 1.64%
Other securities		83,611	1.64

Utilities - 1.61%
Other securities		82,582	1.61

Other - 0.95%
Other securities		48,731.95

Total bonds, notes & other debt instruments (cost: $4,438,947,000)		4,377,720	85.59

Convertible securities - 0.28%

Other - 0.28%
Other securities		14,260.28

Total convertible securities (cost: $14,410,000)		14,260.28

	Shares
Preferred stocks - 3.00%

Financials - 2.92%
Fannie Mae:
Series S, 8.25% noncumulative (6)	768,000	19,594
Series O, 7.00% (3) (4)	135,855	6,296.51
MUFG Capital Finance 1 Ltd. 6.346% noncumulative (3)	20,148,000	19,114.37
Freddie Mac, Series Z, 8.375% (6)	618,440	16,311.32
Other securities		88,021	1.72
		149,336	2.92

Miscellaneous - 0.08%
Other preferred stocks in initial period of acquisition		4,293.08

Total preferred stocks (cost: $164,923,000)		153,629	3.00

Common stocks - 0.30%

Other - 0.12%
Other securities		6,129.12

Miscellaneous - 0.18%
Other common stocks in initial period of acquisition		9,075.18

Total common stocks (cost: $16,235,000)		15,204.30

Rights & warrants - 0.00%

Other - 0.00%
Other securities		1.00

Total rights & warrants (cost: $52,000)		1.00

Short-term securities - 13.04%	Principal amount (000)

Wells Fargo & Co. 4.30% due 1/14-1/18/2008	$ 81,400	81,242	1.59
U.S. Treasury Bills 3.20%-4.05% due 4/3-5/22/2008 (7)	65,700	65,044	1.27
Procter & Gamble International Funding S.C.A. 4.47%-4.74% due 1/4-3/4/2008 (4) (7)	54,800	54,618	1.07
Federal Home Loan Bank 4.25%-4.61% due 1/4-1/22/2008 (7)	54,233	54,147	1.06
Freddie Mac 4.0947%-4.62% due 3/10-12/8/2008 (7)	53,000	52,130	1.02
Caterpillar Financial Services Corp. 4.20%-4.47% due 1/24-2/19/2008 (7)	50,800	50,575.99
Coca-Cola Co. 4.47% due 1/15/2008 (4) (7)	49,000	48,909.96
IBM International Group Capital LLC 4.47% due 2/15/2008 (4)	25,000	24,841
IBM Corp. 4.40% due 1/11/2008 (4)	23,000	22,969.93
JPMorgan Chase & Co. 5.05% due 1/4/2008 (7)	40,400	40,379.79
United Parcel Service Inc. 4.38%-4.53% due 1/3-3/19/2008 (4) (7)	37,900	37,688.74
International Bank for Reconstruction and Development 4.33% due 1/22/2008	30,500	30,430.60
Wal-Mart Stores Inc. 4.73% due 1/29/2008 (4)	29,500	29,379.57
Harley-Davidson Funding Corp. 4.75% due 1/17/2008 (4)	20,000	19,954.39
Other securities		54,415	1.06

Total short-term securities (cost: $666,635,000)		666,720	13.04

Total investment securities (cost: $5,301,202,000)		5,227,534	102.21
Other assets less liabilities		(112,935)	(2.21)

Net assets		$5,114,599	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $5,401,000, which represented .10% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $247,371,000.

(3) Coupon rate may change periodically.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $979,499,000, which represented 19.15% of the net assets of the fund.

(5) Index-linked bond whose principal amount moves with a government retail price index.
(6) Security did not produce income during the last 12 months.
(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

Global Bond Fund
Summary investment portfolio, December 31, 2007

Bonds, notes & other debt instruments - 87.05%	Principal amount (000)	Market value (000)	Percent of net assets

Euros - 20.08%
German Government:
4.50% 2009	€ 2,500	US$ 3,669
3.75% 2013	1,650	2,361
4.50% 2013	3,975	5,900
4.25% 2014	2,880	4,212
Series 6, 4.00% 2016	7,125	10,192
4.25% 2017	7,425	10,791
Series 7, 4.00% 2018	2,085	2,964
4.75% 2034	1,225	1,822
5.25%-6.25% 2008-2024	1,195	1,821	14.23%
Spanish Government:
2.90% 2008	2,125	3,070
4.20% 2013	640	934
6.15% 2013	1,694	2,692	2.18
Other securities		11,291	3.67
		61,719	20.08

Japanese yen - 6.89%
Japanese Government:
0.90% 2008	¥ 208,900	1,876
1.30% 2011	320,650	2,914
1.50% 2014	823,550	7,532
1.70% 2016	589,250	5,412
0.50%-2.30% 2008-2035	389,400	3,450	6.89
		21,184	6.89

British pounds - 3.25%
United Kingdom:
5.00% 2014	£ 1,025	2,091
4.00% 2016	1,920	3,674
4.75%-8.00% 2008-2038	1,930	4,117	3.22
Other securities		100.03
		9,982	3.25

Israeli shekels - 2.84%
Israeli Government:
7.50% 2014 (1)	ILS 8,693	2,422
6.50% 2016 (1)	19,180	5,077
5.50% 2017 (1)	5,029	1,239	2.84
		8,738	2.84

Australian dollars - 2.83%
Queensland Treasury Corp. 6.00% 2015	A$ 5,785	4,812	1.56
Other securities		3,895	1.27
		8,707	2.83

Swedish kronor - 2.79%
Swedish Government:
5.00% 2009	SKr 17,290	2,698
4.00%-5.25% 2011-2020 (2)	22,380	3,536	2.03
Other securities		2,343.76
		8,577	2.79

Malaysian ringgit - 1.83%
Malaysian Government:
3.718% 2012	MYR 8,060	2,437
4.262% 2016	6,910	2,114
3.814%-3.869% 2010-2017	3,570	1,085	1.83
		5,636	1.83

Singapore dollars - 1.78%
Singapore (Republic of):
4.375% 2009	S$ 2,590	1,846
3.125% 2011	3,820	2,750
3.75% 2016	1,160	873	1.78
		5,469	1.78

South korean won - 1.69%
South Korean Government:
5.00% 2011	KRW 1,090,000	1,140
5.25% 2015	1,566,430	1,625
5.00% 2016	2,390,000	2,431	1.69
		5,196	1.69

Polish zloty - 1.60%
Polish Government:
5.75% 2010	PLN 6,750	2,711
5.25%-6.00% 2008-2017	5,500	2,215	1.60
		4,926	1.60

Hungarian forint - 1.59%
Hungarian Government:
7.25% 2012	HUF 449,050	2,579
6.75% 2017	407,250	2,298	1.59
		4,877	1.59

Egyptian pounds - 1.37%
Egypt (Arab Republic of) 0%-11.50% 2008-2013 (1)	EGP 23,325	4,226	1.37
		4,226	1.37

Mexican pesos - 1.28%
United Mexican States Government:
9.00% 2012	MXN 20,000	1,910
Series MI10, 9.50% 2014	16,500	1,626
Series M20, 10.00% 2024	3,800	406	1.28
		3,942	1.28

Danish kroner - 1.26%
Nykredit:
5.00% 2038 (2)	DKr 14,702	2,729
6.00% 2038 (1) (2)	3,000	583	1.08
Other securities		556.18
		3,868	1.26

Indonesian rupiah - 1.07%
Indonesia (Republic of):
12.80% 2021	IDR 14,400,000	1,786
11.00%-12.50% due 2013-2025	12,872,000	1,515	1.07
		3,301	1.07

Turkish lire - 1.04%
Turkey (Republic of):
Treasury Bill 0% 2008 (1)	TRY 2,110	1,661
10.00%-16.00% 2012 (1) (3)	1,395	1,234.94
Other securities		311.10
		3,206	1.04

Brazilian reais - 1.01%
Brazilian Treasury Bill 6.00% 2015 (1) (3)	BRL 1,000	861
Brazil (Federal Republic of) 10.00% 2014-2017 (1)	4,600	2,232	1.01
		3,093	1.01

U.S. dollars - 31.85%
U.S. Treasury:
5.50% 2009	US$ 2,190	2,261
4.25% 2011	1,090	1,127
4.25% 2012 (4)	1,750	1,811
4.875% 2012 (4)	5,642	5,984
4.50% 2016 (4)	3,750	3,902
5.125% 2016 (4)	6,175	6,683
4.625% 2017 (4)	4,010	4,191	8.44
Freddie Mac:
5.50% 2037 (2) (4)	1,961	1,957
6.00% 2037 (2) (4)	2,710	2,752
0%-6.00% 2008-2037 (2) (4)	3,581	3,431	2.65
Fannie Mae 0%-7.00% 2035-2037 (2) (4)	3,912	3,849	1.25
Turkey (Republic of) 7.25% 2015 (4)	450	484.16
Other securities		59,471	19.35
		97,903	31.85

Other currencies - 1.00%
Other securities		3,059	1.00

Total bonds, notes & other debt instruments (cost: $263,190,000)		267,609	87.05

Preferred stocks - 1.57%

Other currencies - 1.11%
Other securities		3,406	1.11

Miscellaneous - 0.46%
Other preferred stocks in initial period of acquisition		1,409.46

Total preferred stocks (cost: $4,787,000)		4,815	1.57

Short-term securities - 8.93%	Principal amount (000)	Market value (000)	Percent of net assets

BP Capital Markets PLC 4.20% due 2/14/2008 (4) (6)	US$ 5,100	5,073	1.65
Liberty Street Funding Corp. 6.25% due 1/2/2008 (6)	2,400	2,399.78
ING (U.S.) Funding LLC 5.15% due 1/9/2008	2,400	2,397.78
American Honda Finance Corp. 4.50% due 1/3/2008 (4)	2,300	2,299.75
BASF AG 4.52% due 1/24/2008 (4) (6)	2,200	2,193.72
HBOS Treasury Services PLC 4.80% due 1/15/2008 (4)	2,040	2,036.66
Fannie Mae 4.24% due 1/22/2008	2,000	1,995.65
Electricité de France 4.30% due 3/10/2008 (4)	1,800	1,784.58
Other securities		7,259	2.36

Total short-term securities (cost: $27,437,000)		27,435	8.93

Total investment securities (cost: $295,414,000)		299,859	97.55
Other assets less liabilities		7,541	2.45

Net assets		US$307,400	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $24,819,000.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Security did not produce income during the last 12 months.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $30,220,000, which represented 9.83% of the net assets of the fund.

See Notes to Financial Statements

High-Income Bond Fund
Summary investment portfolio, December 31, 2007

Largest individual equity securities	Percent of net assets

Charter Communications	1.95%
Edison International	1.71
Williams Companies	1.57
NXP	1.43
Univision Communications	1.33
Ford Motor	1.26
Nielsen Co.	1.13
DigitalGlobe	1.11
GMAC	1.03
General Motors	1.03

Bonds, notes & other debt instruments - 84.64%	Principal amount (000)	Market value (000)	Percent of net assets

Consumer discretionary - 23.71%
Charter Communications Operating, LLC, Term Loan Facilities B, 6.99% 2014 (1) (2) (3)	$8,225	$7,699
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	6,208	5,960
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	6,975	5,719
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%-8.375% 2012-2014 (4)	3,900	3,786
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125%-13.50% 2011-2012	2,050	1,612
CCH I, LLC and CCH I Capital Corp. 10.25% 2010	1,167	1,149	1.95%
Univision Communications Inc. 9.75% 2015 (4) (5)	13,990	12,818
Univision Communications, Inc. First Lien Term Loan B, 7.21% 2014 (1) (2) (3)	4,850	4,430
Univision Communications, Inc. Second Lien Term Loan, 7.345% 2009 (1) (2) (3)	500	490	1.33
General Motors Corp.:
!7.25% 2013	400	520
!8.80% 2021	7,957	6,724
!7.125%-8.375% 2011-2033	7,355	6,399	1.03
Michaels Stores, Inc. 10.00% 2014	7,575	7,234	.54
Allison Transmission Holdings, Inc. 11.25% 2015 (4) (5)	8,050	7,144	.54
Ford Motor Co. 6.50%-8.875% 2018-2022	6,399	4,789
Ford Motor Co., Term Loan B, 8.00% 2013 (1) (2) (3)	1,990	1,846
Ford Capital BV 9.50% 2010	200	189	.51
CanWest Media Inc., Series B, 8.00% 2012	7,076	6,713	.50
Idearc Inc. 8.00% 2016	6,400	5,904	.44
Young Broadcasting Inc. 10.00% 2011	7,467	5,871	.44
Pinnacle Entertainment, Inc. 7.50% 2015 (4)	5,500	5,019	.38
Other securities		213,798	16.05
		315,813	23.71

Industrials - 11.87%
Nielsen Finance LLC and Nielsen Finance Co.:
!10.00% 2014	7,600	7,809
!0%/12.50% 2016 (6)	9,965	7,050
Nielsen Finance LLC, Term Loan B, 7.146% 2013 (1) (2) (3)	249	237	1.13
Hawker Beechcraft 8.875% 2015 (4) (5)	8,110	8,049	.60
DAE Aviation Holdings, Inc. 11.25% 2015 (4)	6,845	7,256	.55
Other securities		127,725	9.59
		158,126	11.87

Financials - 7.82%
General Motors Acceptance Corp. 6.625%-8.00% 2011-2031 (1)	9,142	7,627
Residential Capital Corp. 7.875%-8.544% 2009-2010 (1) (4)	7,425	4,383
Residential Capital, LLC 5.646%-8.00% 2008-2012 (1)	2,240	1,689	1.03
Ford Motor Credit Co. 5.80%-9.875% 2009-2012 (1)	11,075	10,018	.75
Citigroup Capital XXI 8.30% 2057	5,625	5,890	.44
Other securities		74,530	5.60
		104,137	7.82

Telecommunication services - 7.81%
American Tower Corp. 7.125% 2012	8,115	8,379	.63
Triton PCS, Inc. 8.50% 2013	6,625	6,890	.52
MetroPCS Wireless, Inc. 9.25% 2014	7,250	6,851	.51
Rural Cellular Corp. 8.124% 2013 (1)	5,675	5,789	.44
Nextel Communications, Inc., Series D, 7.375% 2015	5,175	5,099	.38
Other securities		71,050	5.33
		104,058	7.81

Information technology - 6.60%
NXP BV and NXP Funding LLC:
!9.50% 2015	12,145	11,158
!7.875%-7.993% 2013-2014 (1)	8,375	7,887	1.43
Hughes Communications, Inc. 9.50% 2014	9,150	9,310	.70
First Data Corp., Term Loan B2, 7.634% 2014 (1) (2) (3)	8,978	8,545	.64
Sanmina-SCI Corp. 8.125% 2016	9,350	8,333	.62
SunGard Data Systems Inc. 9.125% 2013	6,984	7,141	.54
Serena Software, Inc. 10.375% 2016	5,975	5,915	.44
Other securities		29,668	2.23
		87,957	6.60

Materials - 5.96%
Georgia Gulf Corp. 9.50% 2014	7,135	5,726	.43
Other securities		73,708	5.53
		79,434	5.96

Health care - 5.29%
HCA Inc., Term Loan B, 7.09% 2013 (1) (2) (3)	9,566	9,219	.69
HealthSouth Corp. 10.75% 2016	8,005	8,405	.63
VWR International, Inc. 10.25% 2015 (1) (4) (5)	6,310	6,042	.46
Warner Chilcott Corp. 8.75% 2015	5,187	5,369	.40
PTS Acquisition Corp. 9.50% 2015 (4) (5)	5,345	4,984	.38
Other securities		36,407	2.73
		70,426	5.29

Energy - 5.04%
Williams Companies, Inc.:
!8.75% 2032	6,825	8,378
!6.375%-8.125% 2010-2021 (1) (4)	4,650	4,899
Williams Partners L.P. and Williams Partners Finance Corp. 7.25%-7.50% 2011-2017	6,350	6,629
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	1,041	1.57
Enterprise Products Operating LP 7.034% 2068 (1)	5,675	5,153	.39
Other securities		41,126	3.08
		67,226	5.04

Utilities - 4.34%
Edison Mission Energy:
!7.50% 2013	4,700	4,841
!7.00% 2017	5,525	5,456
!7.20% 2019	5,725	5,653
!7.625%-7.75% 2016-2027	4,625	4,569
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	2,108	2,250	1.71
Other securities		35,055	2.63
		57,824	4.34

Consumer staples - 2.86%
Stater Bros. Holdings Inc. 8.125% 2012	4,900	4,863	.37
Other securities		33,222	2.49
		38,085	2.86

Mortgage-backed obligations (2) - 1.70%
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036 (4) (7)	5,970	5,816	.44
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037 (4) (7)	6,050	5,499	.41
Other securities		11,290	.85
		22,605	1.70

Bonds & notes of governments outside the U.S. - 1.44%
Other securities		19,155	1.44

Other - 0.20%
Other securities		2,600	.20

Total bonds, notes & other debt instruments (cost: $1,184,478,000)		1,127,446	84.64

Convertible securities - 0.77%

Other - 0.59%
Other securities		7,832	.59

Miscellaneous - 0.18%
Other convertible securities in initial period of acquisition		2,373	.18

Total convertible securities (cost: $8,639,000)		10,205	.77

Preferred stocks - 1.77%

Other - 1.50%
Other securities		19,955	1.50

Miscellaneous - 0.27%
Other preferred stocks in initial period of acquisition		3,623	.27

Total preferred stocks (cost: $24,943,000)		23,578	1.77

Common stocks - 1.99%	Shares

Industrials - 1.11%
DigitalGlobe Inc. (7) (8) (9)	3,677,578	14,710	1.11

Other - 0.52%
Other securities		6,960	.52

Miscellaneous - 0.36%
Other common stocks in initial period of acquisition		4,779	.36

Total common stocks (cost: $16,516,000)		26,449	1.99

Rights & warrants - 0.00%

Other - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $428,000)		-	.00

Short-term securities - 8.70%

Federal Home Loan Bank 4.20%-4.61% due 1/4-4/16/2008 (10)	$25,100	24,940	1.87
Hewlett-Packard Co. 4.24% due 1/14/2008 (4)	17,300	17,271	1.30
Caterpillar Financial Services Corp. 4.47% due 1/24/2008	16,800	16,744	1.26
Wal-Mart Stores Inc. 4.73% due 1/29/2008 (4)	16,200	16,133	1.21
Ranger Funding Co. LLC 5.02% due 1/25/2008 (4)	13,150	13,102	.98
Procter & Gamble International Funding S.C.A. 4.74% due 1/4/2008 (4)	6,800	6,796	.51
General Electric Capital Corp. 4.15% due 1/2/2008	5,100	5,099	.38
Fannie Mae 4.23% due 3/12/2008 (10)	4,900	4,862	.37
Other securities		10,981	.82

Total short-term securities (cost: $115,931,000)		115,928	8.70

Total investment securities (cost: $1,350,935,000)		1,303,606	97.87
Other assets less liabilities		28,373	2.13

Net assets		$1,331,979	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; the total value of all such loans, including those in "Other securities," was $88,132,000, which represents 6.62% of the net assets of the fund.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $329,727,000, which represented 24.75%% of the net assets of the fund.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Step bond; coupon rate will increase at a later date.
(7) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $59,720,000.

(8) Security did not produce income during the last 12 months.
(9) Purchased in a transaction exempt from registration under the Securities Act of 1933.  This security (acquired 4/14/1999-7/31/2003 at a cost of $3,000,000) may be subject to legal or contractual restriction on resale. The total value of all such securities, including those in "Other securities," was $14,811,000, which represented 1.12% of the net assets of the fund.

(10) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio, December 31, 2007

	Principal	Market	Percent
	amount	value	of net
Bonds, notes and other debt instruments - 92.68%	(000)	(000)	assets

Mortgage-backed obligations - 52.43%
Federal agency mortgage-backed obligations (1) - 37.51%
Fannie Mae:
Series 2003-T1, Class B, 4.491% 2012	$ 6,750	$ 6,755
6.00% 2027	7,699	7,842
5.50% 2033	15,965	15,972
4.50% 2035	11,027	10,449
5.50% 2035	12,265	12,259
5.50% 2036	5,208	5,138
5.424% 2037 (2)	5,292	5,339
6.356% 2037 (2)	5,000	5,107
6.50% 2037	17,503	17,905
7.00% 2037	8,617	8,876
7.00% 2037 (3)	5,250	5,407
6.519% 2047 (2)	4,921	5,017
0%-12.016% 2015-2042 (2) (3)	80,147	80,468	22.28%
Freddie Mac:
6.00% 2026	7,594	7,739
6.00% 2027	14,682	14,962
6.00% 2036	5,246	5,324
5.50% 2037	9,364	9,342
Series 3312, Class PA, 5.50% 2037	7,804	7,857
6.00% 2037	29,486	29,922
0%-11% 2008-2038 (2)	52,197	51,849	15.16
Other securities		582.07
		314,111	37.51

Commercial mortgage-backed securities (1) - 7.72%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 3.972%-5.481% 2034-2044 (2)	9,441	9,351	1.12
Fannie Mae, Series 2000-T5, Class B, 6.32%-7.30% 2008-2010	2,106	2,254.27
Other securities		53,064	6.33
		64,669	7.72

Collateralized mortgage-backed obligations (privately originated) (1) - 7.20%
Countrywide Alternative Loan Trust, 5.00%-6.00% 2020-2047 (2) (3)	12,045	11,742	1.40
CHL Mortgage Pass-Through Trust, Series 2004-J6, Class 3-A-1, 5.00% 2018-2019	8,866	8,633	1.03
Structured Adjustable Rate Mortgage Loan Trust, 5.91%-6.00% 2036-2037 (2) (3)	8,689	8,582	1.03
Other securities		31,307	3.74
		60,264	7.20

Total mortgage-backed obligations		439,044	52.43

U.S. Treasury bonds & notes - 25.28%
U.S. Treasury:
4.625% 2011	12,250	12,847
3.00% 2012 (3) (4)	11,620	12,595
4.625% 2012 (5)	8,000	8,396
4.25% 2013	37,994	39,365
4.25% 2014	5,000	5,169
11.25% 2015	7,500	10,959
5.125% 2016	19,250	20,834
8.875% 2017	13,690	18,833
8.125% 2019	13,695	18,462
8.50% 2020	12,600	17,526
7.875% 2021 (5)	3,750	5,043
7.125% 2023	7,500	9,676
4.50% 2036	19,600	19,707
2.38%-5.375% 2011-2031 (3) (4) (5)	11,579	12,239	25.28
		211,651	25.28

Asset-backed obligations (1) - 8.01%
CPS Auto Receivables Trust:
Series 2006-C, Class A-4, XLCA insured, 5.14% 2013 (6)	6,125	6,156
Class A-4, FSA insured, 5.60%-5.92% 2014 (6)	2,650	2,625	1.05
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,570	5,643.67
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	4,977.60
Other securities		47,681	5.69
		67,082	8.01

Federal agency bonds & notes - 6.35%
Freddie Mac:
4.50% 2014	5,500	5,615
5.25% 2016	5,000	5,277
5.50% 2016	5,000	5,363
5.50% 2017	3,500	3,750	2.39
Fannie Mae 6.00% 2011	13,750	14,718	1.76
Small Business Administration:
Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	5,292	5,315
4.84%-6.44% 2021-2023 (1)	5,810	5,942	1.34
Other securities		7,154.86
		53,134	6.35

Other - 0.61%
Other securities		5,166.61

Total bonds, notes and other debt insturments (cost: $763,025,000)		776,077	92.68

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 8.72%	(000)	(000)	assets

Federal Home Loan Bank 4.20% due 4/16/2008	18,545	18,322	2.19
Procter & Gamble International Funding S.C.A. 4.25% due 1/22/2008 (6)	13,400	13,365	1.60
E.I. duPont de Nemours and Co. 4.20% due 1/11/2008 (6)	10,000	9,987	1.19
Walgreen & Co. 4.20% due 1/4/2008	9,000	8,996	1.07
General Electric Capital Corp. 4.15% due 1/2/2008	8,900	8,898	1.06
Hewlett-Packard Co. 4.52% due 1/2/2008 (6)	8,000	7,998.95
Estée Lauder Companies Inc. 4.24% due 1/3/2008 (6)	5,500	5,498.66

Total short-term securities (cost: $73,056,000)		73,064	8.72

Total investment securities (cost: $836,081,000)		849,141	101.40
Other assets less liabilities		(11,750)	(1.40)

Net assets		$837,391	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Principal payments may be made periodically.
Therefore, the effective maturity date may be
earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Valued under fair value procedures adopted by authority of the board of trustees.
The total value of all such securities, including those in "Other securities," was $59,611,000.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $85,193,000, which represented 10.17% of the net assets of the fund.

See Notes to Financial Statements

Cash Management
Investment portfolio, December 31, 2007

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 99.69%	(000)	(000)	assets

Corporate short-term notes - 86.44%

Nestlé Capital Corp. 4.15% due 2/13/2008 (1)	$20,500	$20,396	3.49%
Toronto-Dominion Holdings USA Inc. 4.73%-4.83% due 1/8-1/31/2008 (1)	20,100	20,045	3.43
BMW U.S. Capital LLC 4.45% due 1/3/2008 (1)	20,000	19,993	3.42
American Honda Finance Corp. 4.50% due 1/9/2008	20,000	19,977	3.42
Wells Fargo & Co. 4.30% due 1/11/2008	20,000	19,974	3.42
Brown-Forman Corp. 4.25% due 1/18/2008 (1)	20,000	19,957	3.42
KfW International Finance Inc. 4.30% due 1/24/2008 (1)	20,000	19,943	3.41
Eksportfinans ASA 4.58% due 1/23/2008 (1)	20,000	19,937	3.41
IBM International Group Capital LLC 4.47% due 1/30/2008 (1)	20,000	19,915	3.41
Chevron Funding Corp. 4.27%-4.28% due 2/5-2/6/2008	20,000	19,913	3.41
Hewlett-Packard Co. 4.52%-4.55% due 1/2-1/4/2008 (1)	18,700	18,691	3.20
HBOS Treasury Services PLC 4.85%-5.15% due 1/15-2/4/2008	17,400	17,326	2.97
Procter & Gamble International Funding S.C.A. 4.20%-4.22% due 1/25-1/28/2008 (1)	16,500	16,448	2.81
Bank of America Corp. 4.93% due 1/25/2008	16,400	16,344	2.80
Anheuser-Busch Cos. Inc. 4.18% due 2/1/2008 (1)	16,000	15,940	2.73
Honeywell International Inc. 4.47% due 1/10/2008 (1)	15,000	14,981	2.56
Sheffield Receivables Corp. 4.88% due 1/7/2008 (1)	7,900	7,892
Barclays U.S. Funding Corp. 4.60% due 1/30/2008	6,500	6,472	2.46
Canadian Wheat Board 4.22% due 1/15/2008	13,600	13,576	2.32
Walgreen & Co. 4.40% due 1/14/2008	13,000	12,978	2.22
Coca-Cola Co. 4.47% due 1/17/2008 (1)	13,000	12,972	2.22
GlaxoSmithKline Finance PLC 4.55% due 1/22/2008 (1)	13,000	12,961	2.22
Medtronic Inc. 4.22% due 1/17-1/22/2008 (1)	12,900	12,870	2.20
PepsiCo Inc. 4.15% due 1/14/2008 (1)	12,600	12,580	2.15
Caterpillar Financial Services Corp. 4.20%-4.47% due 1/7-1/8/2008	11,900	11,889	2.03
United Parcel Service Inc. 4.36% due 1/24/2008 (1)	11,800	11,766	2.01
Westpac Banking Corp. 5.10% due 1/14/2008 (1)	11,700	11,677	2.00
Old Line Funding, LLC 4.85% due 1/16/2008 (1)	11,700	11,673	2.00
Dexia Delaware LLC 4.77% due 1/10/2008	11,600	11,585	1.98
Johnson & Johnson 4.20% due 1/9/2008 (1)	10,000	9,989	1.71
CAFCO, LLC 5.30% due 1/8/2008 (1)	9,500	9,489	1.62
Bank of Ireland 4.86% due 1/28/2008 (1)	8,590	8,556	1.46
International Lease Finance Corp. 4.69% due 1/3/2008	8,000	7,997	1.37
Lowe's Co.s, Inc. 4.28% due 1/4/2008	6,400	6,397	1.10
Unilever Capital Corp. 4.23% due 1/25/2008 (1)	5,181	5,166	.88
ANZ National (International) Ltd. 4.50% due 2/1/2008 (1)	5,000	4,980	.85
Kimberly-Clark Worldwide Inc. 4.45% due 1/7/2008 (1)	1,900	1,898	.33
		505,143	86.44

Federal agency discount notes - 13.25%

Federal Home Loan Bank 4.215% due 2/8/2008	31,000	30,858	5.28
Fannie Mae 4.27%-4.29% due 1/18-2/8/2008	25,900	25,833	4.42
Freddie Mac 4.21%-4.25% due 1/31-2/7/2008	18,000	17,929	3.07
International Bank for Reconstruction and Development 4.33% due 1/22/2008	2,800	2,794	.48
		77,414	13.25

Total investment securities (cost: $582,578,000)		582,557	99.69
Other assets less liabilities		1,807	.31

Net assets		$584,364	100.00%
(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $340,715,000, which represented 58.31% of the net assets of the fund.

See Notes to Financial Statements

Financial Statements

Statement of assets and liabilities
at December 31, 2007																(dollars and shares in thousands, except per-share amounts)
	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund		Growth Fund		International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund		Growth-Income Fund		Asset Allocation Fund	Bond Fund		Global Bond Fund		High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Assets:

Investment securities at market:
Unaffiliated issuers	$277,767		$5,880,379	$4,130,774		$29,736,060		$11,530,272	$2,134,771	$4,413,877	$2,075,284		$29,209,224		$9,245,201	$5,227,534		$299,859		$1,303,606	$849,141		$582,557
Affiliated issuers	-		-	215,419		1,151,237		-	-	-	-		-		58,895	-		-		-	-		-
Cash denominated in currencies other than U.S. dollars	-		7	-	*	-	*	1,246	213	-	-	*	-	*	-	-	*	-	*	26	-		-
Cash	64		122	231		208		98	111	134	453		141		421	1,442		127		2,743	358		656
Receivables for:
Sales of investments	5		8,189	11,050		2,983		46,122	297	-	1,228		31,713		919	63		6		3,611	172		-
Sales of fund's shares	711		6,686	7,351		34,069		7,225	4,021	3,740	11,777		74,812		9,808	6,741		2,048		1,898	1,168		1,985
Open forward currency contracts	-		-	-		-		-	-	-	-		-		-	781		237		19	-		-
Closed forward currency contracts	-		-	-		-		-	-	-	-		-		-	109		892		-	-		-
Dividends and interest	127		7,057	6,358		28,052		20,357	6,301	5,407	3,964		26,545		32,995	63,561		4,989		23,261	6,435		-
Other assets	-	*	2	589		11		4	-	1	194		11		163	96		5		265	-	*	-	*
	278,674		5,902,442	4,371,772		30,952,620		11,605,324	2,145,714	4,423,159	2,092,900		29,342,446		9,348,402	5,300,327		308,163		1,335,429	857,274		585,198
Liabilities:
Payables for:
Purchases of investments	3,577		24,863	19,128		52,586		14,109	6,879	2,788	14,823		58,120		36,693	150,104		28		1,603	18,956		-
Repurchases of fund's shares	6		6,891	3,301		50,757		32,928	64	1,103	116		6,565		1,599	32,036		-		750	443		556
Open forward currency contracts	-		-	-		-		-	-	-	-		-		4	897		505		6	-		-
Closed forward currency contracts	-		-	-		-		-	-	-	-		-		-	-		41		-	-		-
Investment advisory services	120		2,318	2,288		7,499		4,279	1,195	1,407	927		5,863		2,157	1,519		127		479	280		142
Distribution services	50		1,098	838		5,474		2,075	393	914	415		5,019		1,565	989		56		215	129		98
Trustees' deferred compensation	2		65	38		891		388	13	39	3		1,015		238	54		-	*	93	75		38
Other	115		3,110	2,491		52		1,347	1,199	1	503		49		36	129		6		304	-	*	-	*
	3,870		38,345	28,084		117,259		55,126	9,743	6,252	16,787		76,631		42,292	185,728		763		3,450	19,883		834
Net assets at December 31, 2007 (total: $108,244,797)	$274,804		$5,864,097	$4,343,688		$30,835,361		$11,550,198	$2,135,971	$4,416,907	$2,076,113		$29,265,815		$9,306,110	$5,114,599		$307,400		$1,331,979	$837,391		$584,364
Investment securities at cost:
Unaffiliated issuers	$238,424		$4,834,943	$3,264,025		$24,071,275		$8,791,552	$1,526,476	$3,929,113	$1,982,546		$24,551,552		$8,045,912	$5,301,202		$295,414		$1,350,935	$836,081		$582,578
Affiliated issuers	$-		$-	$162,441		$984,779		$-	$-	$-	$-		$-		$48,481	$-		$-		$-	$-		$-
Cash denominated in currencies other than U.S. dollars at cost	$-		$7	$-	*	$-	*	$1,246	$213	$-	$-	*	$-	*	$-	$-	*	$-	*	$26	$-		$-

Net assets consist of:
Capital paid in on shares of beneficial interest	$229,461		$4,373,987	$3,024,176		$22,019,750		$7,486,715	$1,380,886	$3,666,494	$1,969,602		$22,918,883		$7,705,026	$5,125,785		$301,657		$1,493,137	$825,303		$580,391
Undistributed (distributions in excess of) net investment income	(12)		3,943	(59,598)		21,694		15,527	(2,541)	14,776	(1,372)		82,693		39,608	49,998		1,377		15,604	6,027		3,995
Undistributed (accumulated) net realized gain (loss)	6,126		443,787	461,731		2,962,467		1,309,775	150,428	250,873	15,579		1,606,516		351,805	12,323		108		(129,461)	(6,999)		(1)
Net unrealized appreciation (depreciation)	39,229		1,042,380	917,379		5,831,450		2,738,181	607,198	484,764	92,304		4,657,723		1,209,671	(73,507)		4,258		(47,301)	13,060		(21)
Net assets at December 31, 2007	$274,804		$5,864,097	$4,343,688		$30,835,361		$11,550,198	$2,135,971	$4,416,907	$2,076,113		$29,265,815		$9,306,110	$5,114,599		$307,400		$1,331,979	$837,391		$584,364

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $16,970,496)	$35,161		$683,751	$369,280		$5,051,099		$1,707,577	$261,085	$142,476	$79,498		$5,618,032		$1,927,088	$436,150		$27,783		$308,197	$211,304		$112,015
Shares outstanding	2,495		27,192	13,576		75,140		68,836	10,087	12,353	6,750		132,131		104,115	39,167		2,564		26,462	18,015		9,824
Net asset value per share	$14.09		$25.15	$27.20		$67.22		$24.81	$25.88	$11.53	$11.78		$42.52		$18.51	$11.14		$10.83		$11.65	$11.73		$11.40
Class 2:
Net assets (total: $90,172,231)	$239,643		$5,180,346	$3,974,408		$25,358,763		$9,719,162	$1,874,886	$4,274,431	$1,996,615		$23,242,713		$7,307,690	$4,678,449		$279,617		$996,092	$597,224		$452,192
Shares outstanding	17,091		207,180	147,495		380,069		393,200	72,973	373,215	169,874		549,982		397,430	424,083		25,859		86,229	51,245		39,836
Net asset value per share	$14.02		$25.00	$26.95		$66.72		$24.72	$25.69	$11.45	$11.75		$42.26		$18.39	$11.03		$10.81		$11.55	$11.65		$11.35
Class 3:
Net assets (total: $1,102,070)	-		-	-		$425,499		$123,459	-	-	-		$405,070		$71,332	-		-		$27,690	$28,863		$20,157
Shares outstanding	-		-	-		6,331		4,979	-	-	-		9,528		3,855	-		-		2,376	2,459		1,768
Net asset value per share	-		-	-		$67.21		$24.80	-	-	-		$42.51		$18.50	-		-		$11.65	$11.74		$11.40

* Amount less than one thousand.

See Notes to Financial Statements

Statements of operations
for the year ended December 31, 2007
(dollars in thousands)

	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund
Investment income:
Income (net of non-U.S. taxes) (1) (2):
Dividends	$2,416		$92,659	$28,337		$291,998	$209,230
Interest	1,580		37,609	15,006		88,054	24,237
	3,996		130,268	43,343		380,052	233,467
Fees and expenses (3):
Investment advisory services	1,306		26,735	27,298		93,790	50,363
Distribution services - Class 2	483		11,594	8,995		61,182	21,178
Distribution services - Class 3	-		-	-		804	221
Transfer agent services	-	(4)	3	2		18	6
Reports to shareholders	6		151	117		1,284	312
Registration statement and prospectus	2		54	41		481	113
Postage, stationery and supplies	2		46	35		269	95
Trustees' compensation	2		45	33		334	126
Auditing and legal	5		38	36		164	67
Custodian	26		658	968		698	2,329
State and local taxes	2		42	31		258	87
Other	4		34	43		52	53
Total fees and expenses before waiver	1,838		39,400	37,599		159,334	74,950
Less waiver of fees and expenses:
Investment advisory services	131		2,714	2,730		9,379	5,036
Total fees and expenses after waiver	1,707		36,686	34,869		149,955	69,914
Net investment income	2,289		93,582	8,474		230,097	163,553

Net realized gain and unrealized
appreciation (depreciation) on investments
and currency:
Net realized gain (loss) on:
Investments (2)	22,813		442,683	510,382		2,966,674	1,311,910
Currency transactions	18		(1,085)	(740)		(3,822)	1,345
	22,831		441,598	509,642		2,962,852	1,313,255
Net unrealized appreciation (depreciation) on:
Investments	9,014		141,895	162,605		146,965	363,035
Currency translations	(9)		(73)	-	(4)	7	533
	9,005		141,822	162,605		146,972	363,568
Net realized gain and
unrealized appreciation (depreciation)
on investments and currency	31,836		583,420	672,247		3,109,824	1,676,823
Net increase in net assets resulting
from operations	$34,125		$677,002	$680,721		$3,339,921	$1,840,376

	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes) (1) (2):
Dividends	$28,885	$84,983	$28,462	$439,895	$98,655
Interest	15,510	18,009	11,791	157,015	155,146
	44,395	102,992	40,253	596,910	253,801
Fees and expenses (3):
Investment advisory services	12,656	18,332	9,447	75,627	26,249
Distribution services - Class 2	3,723	10,674	3,250	58,512	17,563
Distribution services - Class 3	-	-	-	799	135
Transfer agent services	1	3	1	18	5
Reports to shareholders	51	140	38	1,260	254
Registration statement and prospectus	17	48	14	474	92
Postage, stationery and supplies	16	43	10	263	77
Trustees' compensation	13	38	9	348	93
Auditing and legal	28	22	16	153	45
Custodian	709	10	200	543	139
State and local taxes	13	39	9	256	73
Other	42	7	11	52	18
Total fees and expenses before waiver	17,269	29,356	13,005	138,305	44,743
Less waiver of fees and expenses:
Investment advisory services	1,266	1,833	1,786	7,563	2,625
Total fees and expenses after waiver	16,003	27,523	11,219	130,742	42,118
Net investment income	28,392	75,469	29,034	466,168	211,683

Net realized gain and unrealized
appreciation (depreciation) on investments
and currency:
Net realized gain (loss) on:
Investments (2)	165,235	254,410	77,310	1,631,859	357,028
Currency transactions	(62)	-	496	1,482	73
	165,173	254,410	77,806	1,633,341	357,101
Net unrealized appreciation (depreciation) on:
Investments	263,388	(250,926)	41,785	(740,115)	(75,524)
Currency translations	(3)	-	11	(250)	132
	263,385	(250,926)	41,796	(740,365)	(75,392)
Net realized gain and
unrealized appreciation (depreciation)
on investments and currency	428,558	3,484	119,601	892,976	281,709
Net increase in net assets resulting
from operations	$456,950	$78,953	$148,636	$1,359,144	$493,392

	Bond Fund	Global Bond Fund		High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Investment income:
Income (net of non-U.S. taxes) (1) (2):
Dividends	$1,987	$-		$1,482	$-		$-
Interest	258,016	7,085		98,936	37,507		25,277
	260,003	7,085		100,418	37,507		25,277
Fees and expenses (3):
Investment advisory services	17,355	776		6,066	3,222		1,566
Distribution services - Class 2	10,166	295		2,375	1,188		916
Distribution services - Class 3	-	-		57	54		34
Transfer agent services	3	-	(4)	1	-	(4)	- (4)
Reports to shareholders	138	3		35	20		13
Registration statement and prospectus	47	1		14	8		5
Postage, stationery and supplies	43	1		10	6		4
Trustees' compensation	38	1		22	15		9
Auditing and legal	24	4		7	4		3
Custodian	218	37		18	4		1
State and local taxes	36	-	(4)	12	6		4
Other	14	4		5	2		1
Total fees and expenses before waiver	28,082	1,122		8,622	4,529		2,556
Less waiver of fees and expenses:
Investment advisory services	1,736	78		607	322		157
Total fees and expenses after waiver	26,346	1,044		8,015	4,207		2,399
Net investment income	233,657	6,041		92,403	33,300		22,878

Net realized gain and unrealized
appreciation (depreciation) on investments
and currency:
Net realized gain (loss) on:
Investments (2)	34,155	1,559		3,529	2,138		3
Currency transactions	642	1,785		(436)	-		-
	34,797	3,344		3,093	2,138		3
Net unrealized appreciation (depreciation) on:
Investments	(128,031)	4,340		(81,453)	12,104		(32)
Currency translations	(175)	(176)		122	-		-
	(128,206)	4,164		(81,331)	12,104		(32)
Net realized gain and
unrealized appreciation (depreciation)
on investments and currency	(93,409)	7,508		(78,238)	14,242		(29)
Net increase in net assets resulting
from operations	$140,248	$13,549		$14,165	$47,542		$22,849

(1) Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
(2) Additional information related to affiliated transactions is included in the Notes to Financial Statements.
(3) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
(4) Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets
(dollars and shares in thousands)

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$2,289	$1,365	$93,582	$59,518	$8,474	$17,133	$230,097	$228,628	$163,553	$137,525
Net realized gain (loss) on investments and
currency transactions	22,831	7,701	441,598	267,086	509,642	299,107	2,962,852	1,980,628	1,313,255	500,368
Net unrealized appreciation (depreciation)
on investments and currency translations	9,005	14,780	141,822	325,522	162,605	253,788	146,972	227,023	363,568	722,497
Net increase in net assets
resulting from operations	34,125	23,846	677,002	652,126	680,721	570,028	3,339,921	2,436,279	1,840,376	1,360,390

Dividends and distributions paid to shareholders:
Dividends from net investment income
and currency gains:
Class 1	(377)	(271)	(15,248)	(2,252)	(9,957)	(1,490)	(50,378)	(34,631)	(27,717)	(28,625)
Class 2	(2,059)	(1,137)	(129,196)	(27,641)	(106,466)	(11,446)	(192,512)	(174,167)	(135,569)	(108,664)
Class 3	-	-	-	-	-	-	(3,515)	(3,616)	(1,795)	(1,878)
Total dividends from net investment income
and currency gains	(2,436)	(1,408)	(144,444)	(29,893)	(116,423)	(12,936)	(246,405)	(212,414)	(165,081)	(139,167)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(1,013)	(558)	(1,007)	-	(5,130)	(538)	(23,434)	-	(13,679)	-
Class 2	(6,707)	(2,896)	(13,287)	-	(65,805)	(5,511)	(113,371)	-	(67,770)	-
Class 3	-	-	-	-	-	-	(2,111)	-	(991)	-
Long-term net realized gains:
Class 1	(1,382)	(465)	(13,121)	-	(15,875)	(11,953)	(310,646)	(21,900)	(67,908)	(14,699)
Class 2	(9,278)	(2,418)	(173,088)	-	(203,660)	(122,408)	(1,502,851)	(127,584)	(336,431)	(54,210)
Class 3	-	-	-	-	-	-	(27,987)	(2,908)	(4,920)	(1,054)
Total distributions from net realized gain on investments	(18,380)	(6,337)	(200,503)	-	(290,470)	(140,410)	(1,980,400)	(152,392)	(491,699)	(69,963)
Total dividends and distributions paid to shareholders	(20,816)	(7,745)	(344,947)	(29,893)	(406,893)	(153,346)	(2,226,805)	(364,806)	(656,780)	(209,130)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-	-	-
Proceeds from shares sold	6,060	3,836	399,261	53,477	126,470	24,884	2,309,420	75,477	10,273	6,333
Proceeds from reinvestment of dividends and distributions	2,772	1,294	29,376	2,252	30,962	13,981	384,458	56,531	109,304	43,324
Cost of shares repurchased	(4,255)	(2,250)	(43,793)	(25,878)	(54,125)	(61,177)	(1,277,505)	(634,730)	(261,901)	(240,979)
Net increase (decrease) from Class 1 transactions	4,577	2,880	384,844	29,851	103,307	(22,312)	1,416,373	(502,722)	(142,324)	(191,322)
Class 2:
Proceeds from shares sold	71,657	46,346	675,865	844,863	650,430	605,175	2,390,962	3,219,737	1,410,185	1,576,966
Proceeds from reinvestment of dividends and distributions	18,044	6,451	315,571	27,641	375,931	139,365	1,808,734	301,751	539,770	162,874
Cost of shares repurchased	(11,522)	(4,507)	(137,454)	(54,850)	(234,256)	(172,814)	(2,925,475)	(477,546)	(457,606)	(163,789)
Net increase from Class 2 transactions	78,179	48,290	853,982	817,654	792,105	571,726	1,274,221	3,043,942	1,492,349	1,576,051
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	4,170	6,187	3,053	7,615
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	33,613	6,524	7,706	2,931
Cost of shares repurchased	-	-	-	-	-	-	(82,589)	(99,810)	(22,414)	(23,044)
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(44,806)	(87,099)	(11,655)	(12,498)
Net increase in net assets resulting from
capital share transactions	82,756	51,170	1,238,826	847,505	895,412	549,414	2,645,788	2,454,121	1,338,370	1,372,231

Total increase in net assets	96,065	67,271	1,570,881	1,469,738	1,169,240	966,096	3,758,904	4,525,594	2,521,966	2,523,491

Net assets:
Beginning of period	178,739	111,468	4,293,216	2,823,478	3,174,448	2,208,352	27,076,457	22,550,863	9,028,232	6,504,741
End of period	$274,804	$178,739	$5,864,097	$4,293,216	$4,343,688	$3,174,448	$30,835,361	$27,076,457	$11,550,198	$9,028,232

Undistributed (distributions in excess of) net investment income	$(12)	$(168)	$3,943	$58,293	$(59,598)	$1,723	$21,694	$43,246	$15,527	$15,449

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-	-	-
Shares sold	423	309	15,922	2,469	4,520	1,070	33,820	1,227	415	313
Shares issued on reinvestment of dividends and distributions	202	101	1,195	113	1,132	668	5,708	924	4,615	2,124
Shares repurchased	(304)	(186)	(1,788)	(1,224)	(1,999)	(2,682)	(18,697)	(10,324)	(11,093)	(11,857)
Net increase (decrease) in shares outstanding	321	224	15,329	1,358	3,653	(944)	20,831	(8,173)	(6,063)	(9,420)
Class 2:
Shares sold	5,027	3,786	27,538	39,535	23,682	26,182	35,619	52,766	59,148	77,838
Shares issued on reinvestment of dividends and distributions	1,325	502	12,903	1,402	13,858	6,710	27,058	4,975	22,881	7,986
Shares repurchased	(832)	(376)	(5,664)	(2,587)	(8,879)	(7,671)	(43,455)	(7,881)	(19,682)	(8,194)
Net increase in shares outstanding	5,520	3,912	34,777	38,350	28,661	25,221	19,222	49,860	62,347	77,630
Class 3:
Shares sold	-	-	-	-	-	-	63	100	130	375
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	499	107	326	144
Shares repurchased	-	-	-	-	-	-	(1,224)	(1,629)	(951)	(1,144)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(662)	(1,422)	(495)	(625)

	New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund		Asset Allocation Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Period ended December 31, 2006 (1)	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$28,392	$19,941	$75,469	$53,818	$29,034	$3,148	$466,168	$411,852	$211,683	$164,993
Net realized gain (loss) on investments and
currency transactions	165,173	101,979	254,410	136,955	77,806	3,716	1,633,341	926,245	357,101	275,335
Net unrealized appreciation (depreciation)
on investments and currency translations	263,385	163,011	(250,926)	388,512	41,796	50,508	(740,365)	2,133,468	(75,392)	488,795
Net increase in net assets
resulting from operations	456,950	284,931	78,953	579,285	148,636	57,372	1,359,144	3,471,565	493,392	929,123

Dividends and distributions paid to shareholders:
Dividends from net investment income
and currency gains:
Class 1	(6,659)	(1,693)	(4,468)	(1,925)	(1,370)	(271)	(99,611)	(63,674)	(42,539)	(24,341)
Class 2	(49,605)	(13,873)	(109,535)	(39,240)	(30,736)	(3,240)	(355,785)	(327,704)	(157,653)	(132,041)
Class 3	-	-	-	-	-	-	(6,561)	(6,935)	(1,590)	(1,651)
Total dividends from net investment income
and currency gains	(56,264)	(15,566)	(114,003)	(41,165)	(32,106)	(3,511)	(461,957)	(398,313)	(201,782)	(158,033)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(2,014)	-	(1,063)	(613)	(1,952)	-	(17,061)	(3,880)	(5,053)	-
Class 2	(19,962)	-	(28,489)	(14,642)	(47,286)	-	(69,728)	(20,518)	(28,051)	-
Class 3	-	-	-	-	-	-	(1,354)	(474)	(297)	-
Long-term net realized gains:
Class 1	(7,335)	(777)	(3,868)	(6,818)	(565)	-	(164,342)	(84,523)	(36,748)	(11,851)
Class 2	(72,698)	(6,937)	(103,659)	(162,814)	(14,077)	-	(671,641)	(447,010)	(204,006)	(72,811)
Class 3	-	-	-	-	-	-	(13,040)	(10,336)	(2,162)	(1,004)
Total distributions from net realized gain on investments	(102,009)	(7,714)	(137,079)	(184,887)	(63,880)	-	(937,166)	(566,741)	(276,317)	(85,666)
Total dividends and distributions paid to shareholders	(158,273)	(23,280)	(251,082)	(226,052)	(95,986)	(3,511)	(1,399,123)	(965,054)	(478,099)	(243,699)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	10,000	-	-	-	-
Proceeds from shares sold	120,507	29,547	8,279	15,459	44,895	30,969	2,341,348	3,828	896,096	169,379
Proceeds from reinvestment of dividends and distributions	16,008	2,470	9,399	9,356	3,887	271	281,014	152,077	84,340	36,192
Cost of shares repurchased	(29,946)	(21,658)	(29,039)	(14,648)	(18,147)	(74)	(673,969)	(608,513)	(115,427)	(102,082)
Net increase (decrease) from Class 1 transactions	106,569	10,359	(11,361)	10,167	30,635	41,166	1,948,393	(452,608)	865,009	103,489
Class 2:
Proceeds from shares sold	374,113	293,407	462,760	482,725	1,224,641	585,540	2,013,524	2,849,467	717,517	777,608
Proceeds from reinvestment of dividends and distributions	142,265	20,810	241,683	216,696	92,099	3,240	1,097,154	795,232	389,710	204,852
Cost of shares repurchased	(86,420)	(50,811)	(200,407)	(130,490)	(6,505)	(1,214)	(2,602,486)	(636,700)	(193,263)	(321,253)
Net increase from Class 2 transactions	429,958	263,406	504,036	568,931	1,310,235	587,566	508,192	3,007,999	913,964	661,207
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	778	1,254	3,124	3,176
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	20,955	17,745	4,049	2,655
Cost of shares repurchased	-	-	-	-	-	-	(77,378)	(80,096)	(12,795)	(13,663)
Net (decrease) increase from Class 3 transactions	-	-	-	-	-	-	(55,645)	(61,097)	(5,622)	(7,832)
Net increase in net assets resulting from
capital share transactions	536,527	273,765	492,675	579,098	1,340,870	628,732	2,400,940	2,494,294	1,773,351	756,864

Total increase in net assets	835,204	535,416	320,546	932,331	1,393,520	682,593	2,360,961	5,000,805	1,788,644	1,442,288

Net assets:
Beginning of period	1,300,767	765,351	4,096,361	3,164,030	682,593	-	26,904,854	21,904,049	7,517,466	6,075,178
End of period	$2,135,971	$1,300,767	$4,416,907	$4,096,361	$2,076,113	$682,593	$29,265,815	$26,904,854	$9,306,110	$7,517,466

Undistributed (distributions in excess of) net investment income	$(2,541)	$10,927	$14,776	$53,310	$(1,372)	$(408)	$82,693	$77,000	$39,608	$29,378

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	1,000	-	-	-	-
Shares sold	4,878	1,569	668	1,362	3,807	3,083	52,474	93	46,825	9,512
Shares issued on reinvestment of dividends and distributions	681	146	769	895	337	25	6,397	3,862	4,483	2,052
Shares repurchased	(1,305)	(1,184)	(2,380)	(1,308)	(1,495)	(7)	(15,323)	(15,201)	(6,055)	(5,805)
Net increase (decrease) in shares outstanding	4,254	531	(943)	949	2,649	4,101	43,548	(11,246)	45,253	5,759
Class 2:
Shares sold	15,801	15,627	38,123	42,906	104,297	57,949	46,137	71,465	37,981	44,538
Shares issued on reinvestment of dividends and distributions	6,123	1,238	19,932	20,876	8,017	298	25,097	20,312	20,722	11,718
Shares repurchased	(3,867)	(2,831)	(16,554)	(11,663)	(561)	(126)	(59,040)	(15,943)	(10,240)	(18,153)
Net increase in shares outstanding	18,057	14,034	41,501	52,119	111,753	58,121	12,194	75,834	48,463	38,103
Class 3:
Shares sold	-	-	-	-	-	-	18	31	165	183
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	476	452	214	151
Shares repurchased	-	-	-	-	-	-	(1,757)	(2,004)	(671)	(776)
Net (decrease) increase in shares outstanding	-	-	-	-	-	-	(1,263)	(1,521)	(292)	(442)

	Bond Fund		Global Bond Fund			High-Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Period ended December 31, 2006 (2)		Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2007	Year ended December 31, 2006

Operations:
Net investment income	$233,657	$158,314	$6,041	$150		$92,403	$73,713	$33,300	$28,326	$22,878	$15,292
Net realized gain (loss) on investments and
currency transactions	34,797	(4,416)	3,344	(10)		3,093	3,708	2,138	(3,537)	3	-	(3)
Net unrealized appreciation (depreciation)
on investments and currency translations	(128,206)	57,361	4,164	94		(81,331)	27,773	12,104	(923)	(32)	8
Net increase in net assets
resulting from operations	140,248	211,259	13,549	234		14,165	105,194	47,542	23,866	22,849	15,300

Dividends and distributions paid to shareholders:
Dividends from net investment income
and currency gains:
Class 1	(27,191)	(7,578)	(761)	(79)		(34,436)	(18,213)	(15,945)	(9,348)	(7,248)	(1,903)
Class 2	(327,209)	(106,551)	(7,129)	(76)		(110,945)	(41,173)	(37,372)	(14,236)	(25,540)	(4,485)
Class 3	-	-	-	-		(3,325)	(2,049)	(2,188)	(1,245)	(1,300)	(378)
Total dividends from net investment income
and currency gains	(354,400)	(114,129)	(7,890)	(155)		(148,706)	(61,435)	(55,505)	(24,829)	(34,088)	(6,766)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	-	-	-	-		-	-	-	-	-	-
Class 2	-	-	-	-		-	-	-	-	-	-
Class 3	-	-	-	-		-	-	-	-	-	-
Long-term net realized gains:
Class 1	-	-	-	-		-	-	-	-	-	-
Class 2	-	-	-	-		-	-	-	-	-	-
Class 3	-	-	-	-		-	-	-	-	-	-
Total distributions from net realized gain on investments	-	-	-	-		-	-	-	-	-	-
Total dividends and distributions paid to shareholders	(354,400)	(114,129)	(7,890)	(155)		(148,706)	(61,435)	(55,505)	(24,829)	(34,088)	(6,766)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	10,000		-	-	-	-	-	-
Proceeds from shares sold	223,507	52,576	15,323	1,200		64,447	6,186	17,198	4,334	82,701	78,397
Proceeds from reinvestment of dividends and distributions	27,191	7,578	761	79		34,436	18,213	15,945	9,348	7,248	1,903
Cost of shares repurchased	(27,058)	(19,886)	(687)	-

					(3)	(54,035)	(52,667)	(37,415)	(47,068)	(73,550)	(59,631)
Net increase (decrease) from Class 1 transactions	223,640	40,268	15,397	11,279		44,848	(28,268)	(4,272)	(33,386)	16,399	20,669
Class 2:
Proceeds from shares sold	1,307,778	923,008	256,862	15,491		222,164	199,599	179,695	74,330	400,501	260,270
Proceeds from reinvestment of dividends and distributions	327,209	106,551	7,129	76		110,945	41,173	37,372	14,236	25,540	4,485
Cost of shares repurchased	(133,653)	(57,649)	(4,474)	(98)		(67,426)	(28,107)	(17,046)	(27,041)	(247,164)	(141,648)
Net increase from Class 2 transactions	1,501,334	971,910	259,517	15,469		265,683	212,665	200,021	61,525	178,877	123,107
Class 3:
Proceeds from shares sold	-	-	-	-		2,454	2,705	3,966	2,168	20,409	23,065
Proceeds from reinvestment of dividends and distributions	-	-	-	-		3,325	2,049	2,188	1,245	1,300	378
Cost of shares repurchased	-	-	-	-		(8,871)	(10,123)	(8,953)	(10,244)	(19,332)	(21,422)
Net (decrease) increase from Class 3 transactions	-	-	-	-		(3,092)	(5,369)	(2,799)	(6,831)	2,377	2,021
Net increase in net assets resulting from
capital share transactions	1,724,974	1,012,178	274,914	26,748		307,439	179,028	192,950	21,308	197,653	145,797

Total increase in net assets	1,510,822	1,109,308	280,573	26,827		172,898	222,787	184,987	20,345	186,414	154,331

Net assets:
Beginning of period	3,603,777	2,494,469	26,827	-		1,159,081	936,294	652,404	632,059	397,950	243,619
End of period	$5,114,599	$3,603,777	$307,400	$26,827		$1,331,979	$1,159,081	$837,391	$652,404	$584,364	$397,950

Undistributed (distributions in excess of) net investment income	$49,998	$154,269	$1,377	$(6)		$15,604	$71,733	$6,027	$28,343	$3,995	$15,205

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	1,000		-	-	-	-	-	-
Shares sold	19,367	4,625	1,435	116		5,144	498	1,447	370	7,068	6,852
Shares issued on reinvestment of dividends and distributions	2,432	691	71	8		2,837	1,518	1,385	826	633	168
Shares repurchased	(2,340)	(1,746)	(66)	-	(3)	(4,245)	(4,196)	(3,160)	(4,006)	(6,295)	(5,209)
Net increase (decrease) in shares outstanding	19,459	3,570	1,440	1,124		3,736	(2,180)	(328)	(2,810)	1,406	1,811
Class 2:
Shares sold	113,731	81,863	24,105	1,514		17,346	16,013	15,266	6,368	34,457	22,823
Shares issued on reinvestment of dividends and distributions	29,490	9,793	667	7		9,210	3,457	3,262	1,264	2,244	398
Shares repurchased	(11,757)	(5,122)	(425)	(9)		(5,429)	(2,248)	(1,450)	(2,323)	(21,256)	(12,425)
Net increase in shares outstanding	131,464	86,534	24,347	1,512		21,127	17,222	17,078	5,309	15,445	10,796
Class 3:
Shares sold	-	-	-	-		191	219	333	185	1,743	2,015
Shares issued on reinvestment of dividends and distributions	-	-	-	-		273	171	190	110	114	34
Shares repurchased	-	-	-	-		(690)	(804)	(759)	(869)	(1,658)	(1,876)
Net (decrease) increase in shares outstanding	-	-	-	-		(226)	(414)	(236)	(574)	199	173

(1) For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2) For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3) Amount less than one thousand.

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 15 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund	Seeks long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.
Global Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies located around the world.
Global Small Capitalization Fund	Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
International Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.
New World Fund	Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
Blue Chip Income and Growth Fund	Seeks to produce income exceeding the average yield on U.S. stocks and provide an opportunity for growth of principal.
Global Growth and Income Fund	Seeks long-term growth of capital and to provide current income by investing primarily in stocks of well-established companies located around the world.
Growth-Income Fund	Seeks growth of capital and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.
Asset Allocation Fund	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Bond Fund	Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.
Global Bond Fund
Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund	Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.
U.S. Government/AAA-Rated Securities Fund
Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund	Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders–Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation– Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts– The series may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls – The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions– The series may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2.	Investments outside of the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid.  Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

3.	Federal income taxation and distributions

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The series adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the funds.

As of and during the period ended December 31, 2007, the funds did not have a liability for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the funds did not incur any interest or penalties.

All of the funds, with the exception of Global Growth and Income Fund and Global Bond Fund, are not subject to examination by U.S. federal tax authorities for years before 2004, nor by state tax authorities for years before 2003. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 and 2007, remain open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2001; Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; and Growth Fund for tax years before 2005.  All other funds are not subject to examination by tax authorities outside the U.S.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes.  Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table below and on the following page, three funds in the series had capital loss carryforwards available at December 31, 2007.  These will be used to offset any capital gains realized by the funds in future years through the expiration dates.  The funds will not make distributions from capital gains while capital loss carryforwards remain.

Additional tax basis disclosures are as follows:

						(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

As of December 31, 2007:
Undistributed ordinary income	$3,099	$67,002	$71,155	$359,823	$160,621	$28,543	$49,874
Post-October currency loss deferrals (realized during the period
November 1, 2007, through December 31, 2007)*	(11)	(640)	(574)	(1,397)	(662)	-	-
Undistributed long-term capital gain	3,027	387,152	390,606	2,633,369	1,165,731	127,723	217,880
Reclassification to (from) undistributed net investment income
from (to) undistributed net realized gain	$303	$(3,488)	$46,628	$(5,244)	$1,606	$14,404	$-
Reclassification to (from) undistributed net investment income
from (to) capital paid in on shares of beneficial interest	-	-	-	-	-	-	-
Reclassification to (from) undistributed net realized gain
from (to) capital paid in on shares of beneficial interest	-	-	-	-	-	-	-

Gross unrealized appreciation on investment securities	$49,536	$1,260,045	$1,133,229	$7,568,459	$3,017,822	$630,024	$798,794
Gross unrealized depreciation on investment securities	(10,193)	(220,327)	(272,517)	(1,743,960)	(279,102)	(30,095)	(316,096)
Net unrealized appreciation (depreciation) on investment securities	$39,343	$1,039,718	$860,712	$5,824,499	$2,738,720	$599,929	$482,698
Cost of investment securities	$238,424	$4,840,661	$3,485,481	$25,062,798	$8,791,552	$1,534,842	$3,931,179

* These deferrals are considered incurred in the subsequent year.
† Amount less than $1,000.

							(dollars in thousands)

	Global Growth and Income Fund	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2007:
Undistributed ordinary income	$9,814	$258,828	$49,061	$58,594	$1,345	$17,217	$6,102	$4,033
Post-October currency loss deferrals (realized during the period
November 1, 2007, through December 31, 2007)*	-	(505)	-	-	-	(28)	-	-
Undistributed long-term capital gain	5,766	1,452,853	345,444	4,691	-	-	-	-
Post-October capital loss deferrals (realized during the period
November 1, 2007, through December 31, 2007)*	-	-	-	-	(13)	(1,347)	(29)	-
Capital loss carryforwards:
Expiring 2008	-	-	-	-	-	$-	$2,459	$-
Expiring 2009	-	-	-	-	-	41,518	-	-
Expiring 2010	-	-	-	-	-	50,900	-	-
Expiring 2011	-	-	-	-	-	35,517	-	-
Expiring 2013	-	-	-	-	-	-	-	1
Expiring 2014	-	-	-	-	-	-	4,453	- †
	$-	$-	$-	$-	$-	$127,935	$6,912	$1
Capital loss carryforwards utilized	$-	$-	$-	$4,425	$-	$2,196	$2,318	$3
Reclassification to (from) undistributed net investment income
from (to) undistributed net realized gain	$2,108	$1,482	$329	$16,472	$3,232	$174	$(111)	$-
Reclassification to (from) undistributed net investment income
from (to) capital paid in on shares of beneficial interest	-	-	-	-	-	-	-	-
Reclassification to (from) undistributed net realized gain
from (to) capital paid in on shares of beneficial interest	-	-	-	-	- †	-	-	-

Gross unrealized appreciation on investment securities	$180,911	$6,128,802	$1,666,884	$76,029	$7,130	$30,922	$16,393	$6
Gross unrealized depreciation on investment securities	(89,542)	(1,492,083)	(460,298)	(151,216)	(2,850)	(79,871)	(3,391)	(27)
Net unrealized appreciation (depreciation) on investment securities	$91,369	$4,636,719	$1,206,586	$(75,187)	$4,280	$(48,949)	$13,002	$(21)
Cost of investment securities	$1,983,915	$24,572,505	$8,097,510	$5,302,721	$295,579	$1,352,555	$836,139	$582,578

* These deferrals are considered incurred in the subsequent year.
† Amount less than $1,000.

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the series’ investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the series’ transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the distributor of the series’ shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for Global Growth Fund, Global Growth and Income Fund, and Bond Fund, effective January 1, 2008, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2007, CRMC voluntarily reduced investment advisory service fees to the proposed rates for Global Growth Fund, Global Growth and Income Fund, and Bond Fund. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total aggregate investment advisory services fees waived by CRMC were $37,963,000. As a result, the aggregate fees shown on the accompanying financial statements of $370,788,000 were reduced to $332,825,000. The range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended	For the year ended
Fund	Beginning with	Ending with	Up to	In excess of	December 31, 2007, before waiver	December 31, 2007, after waiver
Global Discovery	.580%	.440%	$.5	$1.0	.58%	.52%
Global Growth	.690	.460	.6	5.0	.53	.48
Global Small Capitalization	.800	.650	.6	3.0	.70	.63
Growth	.500	.285	.6	27.0	.32	.29
International	.690	.430	.5	21.0	.49	.44
New World	.850	.660	.5	1.5	.76	.68
Blue Chip Income and Growth	.500	.370	.6	4.0	.41	.37
Global Growth and Income	.690	.500	.6	2.0	.69	.56
Growth-Income	.500	.222	.6	27.0	.26	.24
Asset Allocation	.500	.250	.6	8.0	.31	.28
Bond	.480	.340	.6	5.0	.40	.36
Global Bond	.570		all		.57	.51
High-Income Bond	.500	.420	.6	2.0	.47	.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.45	.40
Cash Management	.320		all		.32	.29

Transfer agent services– The aggregate fee of $61,000 was incurred during the year ended December 31, 2007, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Trustees’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows:

	(dollars in thousands)

	Current fees	Increase in value of deferred amounts

Global Discovery	$2	$-	*
Global Growth	37	8
Global Small Capitalization	29	4
Growth	220	114
International	76	50
New World	12	1
Blue Chip Income and Growth	33	5
Global Growth and Income	9	-	*
Growth-Income	217	131
Asset Allocation	63	30
Bond	32	6
Global Bond	1	-	*
High-Income Bond	10	12
U.S. Government/AAA-Rated Securities	5	10
Cash Management	4	5

* Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5.	Distribution services

The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2007, distribution expenses under the plans for the series aggregated $212,094,000 for Class 2 and $2,104,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

6.	Investment transactions and other disclosures

As of December 31, 2007, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

				(amounts in thousands)

		Contract amount		U.S. valuation at December 31, 2007

Fund		Receive	Deliver	Amount	Unrealized appreciation (depreciation)
Purchases:

Bond	Euros, expiring 3/20-3/27/2008	€8,569	$12,368	$12,540	$172
Bond	Japanese yen, expiring 2/29/2008	¥2,104,110	19,553	18,958	(595)
Global Bond	British pounds, expiring 3/6-3/14/2008	£3,884	7,903	7,692	(211)
Global Bond	Canadian dollars, expiring 2/13/2008	C$1,074	1,114	1,082	(32)
Global Bond	Euros, expiring 1/4-3/27/2008	€10,114	14,746	14,786	40
Global Bond	Japanese yen, expiring 1/30-3/12/2008	¥858,904	7,866	7,735	(131)
Global Bond	Norwegian kroner, expiring 3/5-3/7/2008	NKr25,341	4,627	4,656	29
Global Bond	Swedish kronor, expiring 3/31/2008	SKr16,491	2,574	2,572	(2)

Sales:

Asset Allocation	Euros, expiring 2/15-3/19/2008	$608	€419	612	(4)
Bond	British pounds, expiring 1/28-3/20/2008	19,751	£9,820	19,455	296
Bond	Euros, expiring 1/28-3/14/2008	54,514	€37,310	54,504	10
Global Bond	British pounds, expiring 3/12/2008	1,997	£980	1,941	56
Global Bond	Euros, expiring 3/5-3/31/2008	17,000	€11,590	16,949	51
Global Bond	Israeli shekels, expiring 3/10-3/20/2008	4,354	ILS17,050	4,422	(68)
High-Income Bond	Euros, expiring 3/14-3/19/2008	2,931	€1,997	2,918	13

The following table presents additional information for the year ended December 31, 2007:

							(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund		Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

Purchases of investment securities*	$149,233	$2,158,719	$1,907,394		$11,601,028	$4,695,236	$756,781	$1,465,100
Sales of investment securities*	98,262	1,632,260	1,781,271		11,031,224	4,040,204	523,329	1,113,050
Non-U.S taxes paid on dividend income	238	6,220	2,888		8,297	24,754	2,934	582
Non-U.S taxes paid on interest income	-	-	-		-	-	-	-
Non-U.S taxes paid on realized gains	-	2,442	-	†	1,421	-	477	-
Non-U.S taxes provided on unrealized gains as of December 31, 2007	112	3,049	2,375		-	1,138	1,132	-
Dividends from affiliated issuers	-	-	2,298		862	1,131	-	-
Net realized gain from affiliated issuers	-	1,962	18,122		224,548	44,771	-	-

*Excludes short-term securities, except for Cash Management Fund.
† Amount less than ine thousand.

							(dollars in thousands)

	Global Growth and Income Fund	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Purchases of investment securities*	$1,349,071	$8,329,286	$3,191,445	$3,738,293	$339,662	$594,725	$762,170	$4,164,007
Sales of investment securities*	416,684	6,242,953	2,230,654	1,996,400	102,602	366,059	615,794	4,002,834
Non-U.S taxes paid on dividend income	2,075	7,504	1,397	-	-	-	-	-
Non-U.S taxes paid on interest income	-	-	44	191	52	33	-	-
Non-U.S taxes paid on realized gains	93	-	-	-	-	-	-	-
Non-U.S taxes provided on unrealized gains as of December 31, 2007	460	-	-	-	-	-	-	-
Dividends from affiliated issuers	-	-	-	-	-	-	-	-
Net realized gain from affiliated issuers	-	-	-	-	-	-	-	-

*Excludes short-term securities, except for Cash Management Fund.
† Amount less than ine thousand.

Financial Highlights(1)

		Income from investment operations (2)					Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver (3)	Ratio of net income (loss) to average net assets (3)

Global Discovery Fund
Class 1
12/31/07	$13.05	$.17		$ 2.07		$ 2.24	$ (.16)	$ (1.04)	$ (1.20)	$14.09	17.55%	$ 35.60%			.54%	1.25%
12/31/06	11.63	.15		1.89		2.04	(.13)	(.49)	(.62)	13.05	17.66	28.62			.56	1.19
12/31/05	10.79	.14		1.05		1.19	(.11)	(.24)	(.35)	11.63	11.07	22.61			.56	1.27
12/31/04	9.94	.08		.98		1.06	(.09)	(.12)	(.21)	10.79	10.72	20.61			.60	.81
12/31/03	7.26	.05		2.67		2.72	(.04)	-	(.04)	9.94	37.41	17.61			.61	.55
Class 2
12/31/07	13.00	.14		2.05		2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240.85			.79	.98
12/31/06	11.59	.11		1.89		2.00	(.10)	(.49)	(.59)	13.00	17.41	151.87			.81	.94
12/31/05	10.76	.11		1.05		1.16	(.09)	(.24)	(.33)	11.59	10.80	89.86			.81	1.04
12/31/04	9.92	.06		.97		1.03	(.07)	(.12)	(.19)	10.76	10.43	51.86			.85	.60
12/31/03	7.25	.02		2.67		2.69	(.02)	-	(.02)	9.92	37.11	24.86			.86	.28
Global Growth Fund
Class 1
12/31/07	$23.44	$.51		$ 2.98		$ 3.49	$ (.76)	$ (1.02)	$ (1.78)	$25.15	15.16%	$ 684.55%			.50%	2.06%
12/31/06	19.63	.41		3.62		4.03	(.22)	-	(.22)	23.44	20.73	278.58			.53	1.95
12/31/05	17.31	.28		2.19		2.47	(.15)	-	(.15)	19.63	14.37	206.62			.57	1.56
12/31/04	15.30	.18		1.92		2.10	(.09)	-	(.09)	17.31	13.80	202.65			.64	1.15
12/31/03	11.35	.12		3.91		4.03	(.08)	-	(.08)	15.30	35.63	188.70			.70	.94
Class 2
12/31/07	23.29	.45		2.95		3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180.80			.75	1.84
12/31/06	19.52	.36		3.59		3.95	(.18)	-	(.18)	23.29	20.43	4,015.83			.78	1.71
12/31/05	17.23	.23		2.18		2.41	(.12)	-	(.12)	19.52	14.07	2,617.87			.82	1.30
12/31/04	15.25	.14		1.91		2.05	(.07)	-	(.07)	17.23	13.49	1,796.90			.89	.92
12/31/03	11.32	.09		3.89		3.98	(.05)	-	(.05)	15.25	35.27	1,082.95			.95	.68
Global Small Capitalization Fund
Class 1
12/31/07	$24.87	$.12		$ 5.27		$ 5.39	$ (.90)	$ (2.16)	$ (3.06)	$27.20	21.73%	$ 369.73%			.66%	.45%
12/31/06	21.29	.19		4.74		4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247.77			.69	.82
12/31/05	17.14	.13		4.23		4.36	(.21)	-	(.21)	21.29	25.66	231.79			.73	.72
12/31/04	14.15	.02		2.97		2.99	-	-	-	17.14	21.13	193.81			.80	.15
12/31/03	9.27	-	(4)	4.97		4.97	(.09)	-	(.09)	14.15	53.92	163.83			.83	(.03)
Class 2
12/31/07	24.64	.05		5.22		5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975.98			.91	.20
12/31/06	21.12	.14		4.70		4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02		.94	.61
12/31/05	17.02	.09		4.19		4.28	(.18)	-	(.18)	21.12	25.35	1,977	1.04		.97	.49
12/31/04	14.08	(.01)		2.95		2.94	-	-	-	17.02	20.88	1,198	1.06		1.05	(.07)
12/31/03	9.23	(.03)		4.95		4.92	(.07)	-	(.07)	14.08	53.53	665	1.08		1.08	(.28)
Growth Fund
Class 1
12/31/07	$64.51	$.68		$ 7.44		$ 8.12	$ (.68)	$ (4.73)	$ (5.41)	$67.22	12.64%	$ 5,051.33%			.30%	1.00%
12/31/06	59.36	.70		5.46		6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503.34			.31	1.14
12/31/05	51.39	.46		8.00		8.46	(.49)	-	(.49)	59.36	16.50	3,709.35			.32	.87
12/31/04	45.74	.32		5.51		5.83	(.18)	-	(.18)	51.39	12.75	3,744.36			.36	.68
12/31/03	33.47	.16		12.26		12.42	(.15)	-	(.15)	45.74	37.15	3,877.39			.39	.41
Class 2
12/31/07	64.08	.50		7.39		7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359.58			.55	.74
12/31/06	58.98	.54		5.43		5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122.59			.56	.89
12/31/05	51.10	.34		7.92		8.26	(.38)	-	(.38)	58.98	16.19	18,343.60			.57	.64
12/31/04	45.50	.23		5.45		5.68	(.08)	-	(.08)	51.10	12.50	12,055.61			.61	.50
12/31/03	33.29	.06		12.19		12.25	(.04)	-	(.04)	45.50	36.80	7,107.64			.64	.16
Class 3
12/31/07	64.50	.55		7.45		8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425.51			.48	.81
12/31/06	59.34	.59		5.46		6.05	(.51)	(.38)	(.89)	64.50	10.29	451.52			.49	.95
12/31/05	51.38	.37		7.98		8.35	(.39)	-	(.39)	59.34	16.28	499.53			.50	.69
12/31/04 (5)	47.74	.24		3.50		3.74	(.10)	-	(.10)	51.38	7.85	516.54		(6)	.53 (6)	.54 (6)
International Fund
Class 1
12/31/07	$22.01	$.43		$ 3.95		$ 4.38	$ (.41)	$ (1.17)	$ (1.58)	$24.81	20.30%	$ 1,708.52%			.47%	1.82%
12/31/06	18.96	.41		3.21		3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648.54			.49	1.99
12/31/05	15.82	.32		3.11		3.43	(.29)	-	(.29)	18.96	21.75	1,599.57			.52	1.92
12/31/04	13.41	.22		2.41		2.63	(.22)	-	(.22)	15.82	19.66	1,495.60			.59	1.54
12/31/03	10.07	.15		3.38		3.53	(.19)	-	(.19)	13.41	35.12	1,431.63			.63	1.40
Class 2
12/31/07	21.94	.36		3.94		4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719.77			.72	1.55
12/31/06	18.92	.35		3.20		3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260.79			.74	1.72
12/31/05	15.79	.28		3.11		3.39	(.26)	-	(.26)	18.92	21.50	4,790.82			.77	1.64
12/31/04	13.39	.18		2.41		2.59	(.19)	-	(.19)	15.79	19.32	2,752.84			.83	1.27
12/31/03	10.05	.12		3.37		3.49	(.15)	-	(.15)	13.39	34.85	1,385.88			.88	1.08
Class 3
12/31/07	22.00	.39		3.94		4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123.70			.65	1.64
12/31/06	18.96	.37		3.20		3.57	(.34)	(.19)	(.53)	22.00	19.07	120.72			.67	1.81
12/31/05	15.82	.29		3.11		3.40	(.26)	-	(.26)	18.96	21.54	116.75			.70	1.74
12/31/04 (5)	13.76	.20		2.05		2.25	(.19)	-	(.19)	15.82	16.45	115.77		(6)	.77 (6)	1.45 (6)
New World Fund
Class 1
12/31/07	$21.56	$.46		$ 6.25		$ 6.71	$ (.83)	$ (1.56)	$ (2.39)	$25.88	32.53%	$ 261.82%			.74%	1.92%
12/31/06	16.67	.41		4.95		5.36	(.32)	(.15)	(.47)	21.56	32.88	126.88			.80	2.19
12/31/05	13.96	.33		2.58		2.91	(.20)	-	(.20)	16.67	21.10	88.92			.85	2.22
12/31/04	11.99	.23		2.01		2.24	(.27)	-	(.27)	13.96	19.07	63.93			.92	1.81
12/31/03	8.76	.21		3.21		3.42	(.19)	-	(.19)	11.99	39.56	47.92			.92	2.15
Class 2
12/31/07	21.40	.40		6.20		6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07		.99	1.69
12/31/06	16.56	.36		4.92		5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13		1.05	1.93
12/31/05	13.89	.29		2.56		2.85	(.18)	-	(.18)	16.56	20.74	677	1.17		1.10	1.97
12/31/04	11.94	.19		2.01		2.20	(.25)	-	(.25)	13.89	18.80	373	1.18		1.17	1.57
12/31/03	8.73	.19		3.19		3.38	(.17)	-	(.17)	11.94	39.18	224	1.17		1.17	1.90
Blue Chip Income and Growth Fund
Class 1
12/31/07	$11.97	$.24		$ .07		$ .31	$ (.36)	$ (.39)	$ (.75)	$11.53	2.25%	$ 143.42%			.38%	1.95%
12/31/06	10.91	.20		1.63		1.83	(.16)	(.61)	(.77)	11.97	17.73	159.43			.39	1.75
12/31/05	10.26	.18		.59		.77	(.12)	-	(.12)	10.91	7.57	135.45			.41	1.73
12/31/04	9.41	.15		.78		.93	(.08)	-	(.08)	10.26	9.94	129.46			.46	1.60
12/31/03	7.17	.13		2.11		2.24	-	-	-	9.41	31.24	107.52			.50	1.67
Class 2
12/31/07	11.87	.21		.07		.28	(.31)	(.39)	(.70)	11.45	2.03	4,274.67			.63	1.70
12/31/06	10.83	.17		1.61		1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937.68			.64	1.50
12/31/05	10.20	.15		.58		.73	(.10)	-	(.10)	10.83	7.24	3,029.70			.66	1.48
12/31/04	9.36	.13		.78		.91	(.07)	-	(.07)	10.20	9.74	2,349.71			.70	1.37
12/31/03	7.16	.11		2.09		2.20	-	-	-	9.36	30.73	1,490.76			.74	1.41
Global Growth and Income
Class 1
12/31/07	$10.98	$.28		$ 1.14		$ 1.42	$ (.22)	$ (.40)	$ (.62)	$11.78	13.04%	$ 79.71%			.58%	2.37%
12/31/06 (7)	10.00	.14		.91		1.05	(.07)	-	(.07)	10.98	10.49	45.72		(6)	.65 (6)	2.10 (6)
Class 2
12/31/07	10.97	.25		1.13		1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997.96			.83	2.11
12/31/06 (7)	10.00	.11		.92		1.03	(.06)	-	(.06)	10.97	10.30	638.97		(6)	.90 (6)	1.64 (6)
Growth-Income Fund
Class 1
12/31/07	$42.43	$.80		$ 1.51		$ 2.31	$ (.77)	$ (1.45)	$ (2.22)	$42.52	5.32%	$ 5,618.27%			.25%	1.82%
12/31/06	38.31	.77		5.03		5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759.28			.25	1.92
12/31/05	36.81	.62		1.61		2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825.29			.27	1.68
12/31/04	33.61	.48		3.09		3.57	(.37)	-	(.37)	36.81	10.66	4,213.31			.30	1.39
12/31/03	25.63	.42		7.96		8.38	(.40)	-	(.40)	33.61	32.76	4,402.34			.34	1.45
Class 2
12/31/07	42.19	.68		1.50		2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243.52			.50	1.57
12/31/06	38.12	.67		4.99		5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688.53			.50	1.67
12/31/05	36.64	.53		1.60		2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608.54			.52	1.44
12/31/04	33.48	.41		3.06		3.47	(.31)	-	(.31)	36.64	10.37	13,105.56			.55	1.19
12/31/03	25.52	.34		7.92		8.26	(.30)	-	(.30)	33.48	32.43	7,824.59			.59	1.18
Class 3
12/31/07	42.42	.73		1.50		2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405.45			.43	1.64
12/31/06	38.31	.70		5.01		5.71	(.64)	(.96)	(1.60)	42.42	15.30	458.46			.43	1.74
12/31/05	36.80	.56		1.61		2.17	(.51)	(.15)	(.66)	38.31	5.88	471.47			.45	1.50
12/31/04 (5)	34.64	.41		2.07		2.48	(.32)	-	(.32)	36.80	7.18	537.49		(6)	.48 (6)	1.24 (6)
Asset Allocation Fund
Class 1
12/31/07	$18.34	$.51		$ .75		$ 1.26	$ (.45)	$ (.64)	$ (1.09)	$18.51	6.82%	$ 1,927.32%			.29%	2.69%
12/31/06	16.56	.47		1.97		2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079.33			.30	2.67
12/31/05	15.49	.41		1.05		1.46	(.39)	-	(.39)	16.56	9.45	879.35			.32	2.57
12/31/04	14.58	.39		.84		1.23	(.32)	-	(.32)	15.49	8.50	899.38			.37	2.64
12/31/03	12.23	.41		2.29		2.70	(.35)	-	(.35)	14.58	22.14	911.42			.42	3.12
Class 2
12/31/07	18.23	.47		.74		1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308.57			.54	2.45
12/31/06	16.47	.42		1.96		2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362.58			.55	2.42
12/31/05	15.42	.37		1.04		1.41	(.36)	-	(.36)	16.47	9.14	5,120.60			.57	2.31
12/31/04	14.51	.36		.84		1.20	(.29)	-	(.29)	15.42	8.34	3,797.62			.62	2.42
12/31/03	12.18	.37		2.27		2.64	(.31)	-	(.31)	14.51	21.74	2,314.67			.67	2.81
Class 3
12/31/07	18.34	.48		.74		1.22	(.42)	(.64)	(1.06)	18.50	6.56	71.50			.47	2.52
12/31/06	16.56	.44		1.97		2.41	(.40)	(.23)	(.63)	18.34	14.75	76.51			.48	2.49
12/31/05	15.49	.38		1.05		1.43	(.36)	-	(.36)	16.56	9.26	76.53			.50	2.39
12/31/04 (5)	14.85	.36		.58		.94	(.30)	-	(.30)	15.49	6.38	81.55		(6)	.55 (6)	2.50 (6)
Bond Fund
Class 1
12/31/07	$11.64	$.65		$ (.24)		$ .41	$ (.91)	-	$ (.91)	$11.14	3.66%	$ 436.41%			.37%	5.59%
12/31/06	11.31	.63		.17		.80	(.47)	-	(.47)	11.64	7.31	230.43			.39	5.54
12/31/05	11.57	.60		(.40)		.20	(.46)	-	(.46)	11.31	1.77	182.44			.40	5.30
12/31/04	11.34	.56		.10		.66	(.43)	-	(.43)	11.57	6.04	195.45			.44	4.94
12/31/03	10.41	.57		.78		1.35	(.42)	-	(.42)	11.34	13.07	213.47			.47	5.19
Class 2
12/31/07	11.53	.61		(.24)		.37	(.87)	-	(.87)	11.03	3.33	4,679.66			.62	5.34
12/31/06	11.22	.60		.16		.76	(.45)	-	(.45)	11.53	6.99	3,374.68			.64	5.29
12/31/05	11.48	.57		(.39)		.18	(.44)	-	(.44)	11.22	1.59	2,312.69			.65	5.06
12/31/04	11.27	.53		.09		.62	(.41)	-	(.41)	11.48	5.72	1,759.70			.69	4.68
12/31/03	10.36	.53		.78		1.31	(.40)	-	(.40)	11.27	12.80	1,280.72			.72	4.88
Global Bond Fund
Class 1
12/31/07	$10.18	$.49		$ .47		$ .96	$ (.31)	-	$ (.31)	$10.83	9.54%	$ 28.61%			.55%	4.61%
12/31/06 (8)	10.00	.10		.15		.25	(.07)	-	(.07)	10.18	2.52	12.15			.13	1.00
Class 2
12/31/07	10.17	.47		.47		.94	(.30)	-	(.30)	10.81	9.23	279.86			.80	4.41
12/31/06 (9)	10.00	.06		.18		.24	(.07)	-	(.07)	10.17	1.99	15.13			.12	.60
High-Income Bond Fund
Class 1
12/31/07	$12.90	$.95		$ (.72)		$ .23	$ (1.48)	-	$ (1.48)	$11.65	1.62%	$ 308.48%			.44%	7.41%
12/31/06	12.41	.92		.37		1.29	(.80)	-	(.80)	12.90	10.89	293.49			.45	7.36
12/31/05	12.89	.85		(.55)		.30	(.78)	-	(.78)	12.41	2.46	309.50			.46	6.76
12/31/04	12.54	.84		.32		1.16	(.81)	-	(.81)	12.89	9.83	364.50			.50	6.74
12/31/03	10.44	.90		2.12		3.02	(.92)	-	(.92)	12.54	29.79	411.51			.51	7.74
Class 2
12/31/07	12.79	.91		(.72)		.19	(1.43)	-	(1.43)	11.55	1.33	996.73			.69	7.17
12/31/06	12.32	.89		.36		1.25	(.78)	-	(.78)	12.79	10.59	832.74			.70	7.12
12/31/05	12.81	.81		(.55)		.26	(.75)	-	(.75)	12.32	2.20	590.75			.71	6.55
12/31/04	12.47	.81		.32		1.13	(.79)	-	(.79)	12.81	9.59	444.75			.74	6.48
12/31/03	10.39	.86		2.12		2.98	(.90)	-	(.90)	12.47	29.51	319.76			.76	7.41
Class 3
12/31/07	12.88	.92		(.72)		.20	(1.43)	-	(1.43)	11.65	1.40	28.66			.62	7.21
12/31/06	12.39	.90		.36		1.26	(.77)	-	(.77)	12.88	10.66	34.67			.63	7.19
12/31/05	12.87	.82		(.55)		.27	(.75)	-	(.75)	12.39	2.25	37.68			.64	6.58
12/31/04 (5)	12.79	.78		.11		.89	(.81)	-	(.81)	12.87	7.52	46.68		(6)	.68 (6)	6.57 (6)
U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/07	$11.87	$.58		$ .20		$ .78	$ (.92)	-	$ (.92)	$11.73	6.83%	$ 211.46%			.41%	4.83%
12/31/06	11.91	.55		(.10)		.45	(.49)	-	(.49)	11.87	3.95	218.47			.42	4.64
12/31/05	12.07	.48		(.16)		.32	(.48)	-	(.48)	11.91	2.70	252.47			.43	3.99
12/31/04	12.24	.45		(.03)		.42	(.59)	-	(.59)	12.07	3.58	286.47			.46	3.68
12/31/03	12.37	.46		(.15)		.31	(.44)	-	(.44)	12.24	2.51	373.46			.46	3.71
Class 2
12/31/07	11.79	.54		.19		.73	(.87)	-	(.87)	11.65	6.49	597.71			.66	4.58
12/31/06	11.83	.51		(.09)		.42	(.46)	-	(.46)	11.79	3.75	402.72			.67	4.40
12/31/05	12.00	.45		(.16)		.29	(.46)	-	(.46)	11.83	2.41	341.72			.68	3.75
12/31/04	12.17	.41		(.03)		.38	(.55)	-	(.55)	12.00	3.30	285.72			.71	3.42
12/31/03	12.31	.42		(.14)		.28	(.42)	-	(.42)	12.17	2.28	273.71			.71	3.43
Class 3
12/31/07	11.86	.55		.20		.75	(.87)	-	(.87)	11.74	6.63	29.64			.59	4.65
12/31/06	11.89	.52		(.09)		.43	(.46)	-	(.46)	11.86	3.80	32.65			.60	4.45
12/31/05	12.05	.46		(.16)		.30	(.46)	-	(.46)	11.89	2.50	39.65			.61	3.81
12/31/04 (5)	12.34	.41		(.11)		.30	(.59)	-	(.59)	12.05	2.58	43.65		(6)	.65 (6)	3.51 (6)
Cash Management Fund
Class 1
12/31/07	$11.62	$.57		$ -	(4)	$ .57	$ (.79)	-	$ (.79)	$11.40	4.95%	$ 112.33%			.30%	4.88%
12/31/06	11.31	.54		-	(4)	.54	(.23)	-	(.23)	11.62	4.81	98.33			.30	4.74
12/31/05	11.09	.33		-	(4)	.33	(.11)	-	(.11)	11.31	2.97	75.33			.30	2.91
12/31/04	11.07	.11		-	(4)	.11	(.09)	-	(.09)	11.09	.96	78.37			.36	.96
12/31/03	11.17	.07		-	(4)	.07	(.17)	-	(.17)	11.07	.67	103.47			.47	.68
Class 2
12/31/07	11.56	.54		-	(4)	.54	(.75)	-	(.75)	11.35	4.73	452.58			.55	4.61
12/31/06	11.26	.51		-	(4)	.51	(.21)	-	(.21)	11.56	4.59	282.58			.55	4.52
12/31/05	11.05	.30		-	(4)	.30	(.09)	-	(.09)	11.26	2.68	153.58			.55	2.71
12/31/04	11.03	.08		-	(4)	.08	(.06)	-	(.06)	11.05	.70	110.61			.61	.76
12/31/03	11.12	.05		-	(4)	.05	(.14)	-	(.14)	11.03	.47	99.72			.72	.42
Class 3
12/31/07	11.60	.55		-	(4)	.55	(.75)	-	(.75)	11.40	4.83	20.51			.48	4.70
12/31/06	11.29	.52		-	(4)	.52	(.21)	-	(.21)	11.60	4.64	18.51			.48	4.53
12/31/05	11.07	.30		-	(4)	.30	(.08)	-	(.08)	11.29	2.74	16.51			.48	2.70
12/31/04 (5)	11.07	.09		-	(4)	.09	(.09)	-	(.09)	11.07	.78	20.54		(6)	.54 (6)	.80 (6)

	Year Ended December 31
Portfolio turnover rate for all classes of shares	2007	2006		2005	2004	2003

Global Discovery Fund	50%	31%		53%	28%	30%
Global Growth Fund	38	31		26	24	27
Global Small Capitalization Fund	49	50		47	49	51
Growth Fund	40	35		29	30	34
International Fund	41	29		40	37	40
New World Fund	34	32		26	18	19
Blue Chip Income and Growth Fund	27	21		33	13	12
Global Growth and Income Fund	36	8	(7)	-	-	-
Growth-Income Fund	24	25		20	21	21
Asset Allocation Fund	29	38		23	20	20
Bond Fund	57	57		46	34	20
Global Bond Fund	85	7	(8)	-	-	-
High-Income Bond Fund	32	35		35	38	48
U.S. Government/AAA-Rated Securities Fund	91	76		86	68	63
Cash Management Fund	-	-		-	-	-
(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(4) Amount less than $.01.
(5) From January 16, 2004, when Class 3 shares were first issued.
(6) Annualized.
(7) From May 1, 2006, commencement of operations.
(8) From October 4, 2006 , commencement of operations.
(9) From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") at December 31, 2007, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2008

Expense example
                                                                                                                                                                unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products.  As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products.   The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 -- actual return	$1,000.00	$1,074.67	$2.82	.54%
Class 1 -- assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 -- actual return	1,000.00	1,072.71	4.13	.79
Class 2 -- assumed 5% return	1,000.00	1,021.22	4.02	.79
Global Growth Fund
Class 1 -- actual return	$1,000.00	$1,044.86	$2.53	.49%
Class 1 -- assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 2 -- actual return	1,000.00	1,043.18	3.81	.74
Class 2 -- assumed 5% return	1,000.00	1,021.48	3.77	.74
Global Small Capitalization Fund
Class 1 -- actual return	$1,000.00	$1,004.85	$3.34	.66%
Class 1 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 -- actual return	1,000.00	1,003.75	4.60	.91
Class 2 -- assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth Fund
Class 1 -- actual return	$1,000.00	$1,017.17	$1.53	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 -- actual return	1,000.00	1,015.88	2.79	.55
Class 2 -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 -- actual return	1,000.00	1,016.22	2.44	.48
Class 3 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
International Fund
Class 1 -- actual return	$1,000.00	$1,066.95	$2.45	.47%
Class 1 -- assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 2 -- actual return	1,000.00	1,065.70	3.75	.72
Class 2 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 3 -- actual return	1,000.00	1,066.25	3.39	.65
Class 3 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
New World Fund
Class 1 -- actual return	$1,000.00	$1,141.41	$3.94	.73%
Class 1 -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 -- actual return	1,000.00	1,140.18	5.29	.98
Class 2 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Blue Chip Income and Growth Fund
Class 1 -- actual return	$1,000.00	$952.32	$1.87	.38%
Class 1 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 2 -- actual return	1,000.00	950.79	3.10	.63
Class 2 -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Global Growth and Income Fund
Class 1 -- actual return	$1,000.00	$1,043.21	$2.94	.57%
Class 1 -- assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 2 -- actual return	1,000.00	1,041.47	4.22	.82
Class 2 -- assumed 5% return	1,000.00	1,021.07	4.18	.82
Growth-Income Fund
Class 1 -- actual return	$1,000.00	973.33	$1.24	.25%
Class 1 -- assumed 5% return	1,000.00	1,023.95	1.28	.25
Class 2 -- actual return	1,000.00	971.94	2.49	.50
Class 2 -- assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 3 -- actual return	1,000.00	972.12	2.14	.43
Class 3 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Asset Allocation Fund
Class 1 -- actual return	$1,000.00	$989.71	$1.40	.28%
Class 1 -- assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 2 -- actual return	1,000.00	988.70	2.66	.53
Class 2 -- assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 3 -- actual return	1,000.00	988.62	2.31	.46
Class 3 -- assumed 5% return	1,000.00	1,022.89	2.35	.46
Bond Fund
Class 1 -- actual return	$1,000.00	$1,019.25	$1.88	.37%
Class 1 -- assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 -- actual return	1,000.00	1,016.72	3.15	.62
Class 2 -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Global Bond Fund
Class 1 -- actual return	$1,000.00	$1,074.25	$2.88	.55%
Class 1 -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 -- actual return	1,000.00	1,072.23	4.18	.80
Class 2 -- assumed 5% return	1,000.00	1,021.17	4.08	.80
High-Income Bond Fund
Class 1 -- actual return	$1,000.00	$979.65	$2.15	.43%
Class 1 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 2 -- actual return	1,000.00	978.35	3.39	.68
Class 2 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 3 -- actual return	1,000.00	977.94	3.04	.61
Class 3 -- assumed 5% return	1,000.00	1,022.13	3.11	.61
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return	$1,000.00	$1,058.34	$2.13	.41%
Class 1 -- assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 2 -- actual return	1,000.00	1,056.11	3.42	.66
Class 2 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 3 -- actual return	1,000.00	1,057.54	3.06	.59
Class 3 -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Cash Management Fund
Class 1 -- actual return	$1,000.00	$1,024.46	$1.48	.29%
Class 1 -- assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 2 -- actual return	1,000.00	1,022.82	2.75	.54
Class 2 -- assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 -- actual return	1,000.00	1,023.15	2.40	.47
Class 3 -- assumed 5% return	1,000.00	1,022.84	2.40	.47

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2008. The agreement was amended to add additional advisory fee breakpoints if and when Global Growth and Income Fund’s net assets exceed $1.2 billion and $2 billion and if and when Global Growth Fund’s or Bond Fund’s net assets exceed $5 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to all three indexes over each period, and over the lifetime of the fund since July 5, 2001.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) a blended S&P/Citigroup Global/World Index and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both indexes.

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the S&P 500 and the Lipper Growth Funds Index in each period and superior to the Lipper Capital Appreciation Funds Index over the three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that while the fund’s investment results were mixed as compared to both indexes for shorter periods, over the 10-year period and over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index but significantly higher than the MSCI All Country World Index in each period, as well as for the lifetime of the fund since June 17, 1999.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to all three indexes over the five-year and three-year periods, mixed over the 10-month period, and lower over the one-year period. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were superior to the S&P 500, but lower than both Lipper indexes.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for 10-month, three-month and one-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each period and over the lifetime of the fund since May 1, 2006.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes over each of the periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than both indexes.

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the Lipper and Citigroup indexes over each period and superior to the S&P 500 over each period other than the five-year period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were superior to the Lipper and Citigroup indexes but lower than the S&P 500.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to the Lipper index over the 10-, five- and three-year periods, and superior to the Citigroup Index over the five- and three-year periods. The fund’s investment results for its lifetime since January 2, 1996, were superior to both indexes. The board and the committee further noted that over the lifetime of the fund since January 2, 1996, the fund’s investment results were higher than both indexes.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lehman Brothers Global Aggregate Index and (ii) the Lipper Global Income Funds Index. The board and the committee examined investment results for 10-month and one-year periods ended October 31, 2007, and noted that the fund’s investment results were superior to both indexes in each period. The board and the committee also noted that the fund had been in operation for a short period of time, and investment results for longer periods were, therefore, not available.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and, generally, lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were higher than the Lipper index over the five- and 10-year periods and for the lifetime of the fund since February 8, 1984, and lower than the Credit Suisse index over the 10-month, one- and three-year periods.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and for the lifetime of the fund since December 2, 1985, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Citigroup Treasury/Government Sponsored/Mortgage Index over each period.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2007, and noted that the fund’s investment results were higher than the index over each period. The fund’s investment results for its lifetime since February 8, 1984, were lower than the index.

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the series[1]	Principal occupation(s) during past five years

Lee A. Ault III, 71	1999	Private investor and corporate director; former
Chairman of the Board		Chairman of the Board, In-Q-Tel, Inc. (technology
(Independent and		venture company funded principally by the Central
Non-Executive)		Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)

H. Frederick Christie, 74	1994	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Joe E. Davis, 73	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production); former President and CEO,
		National Health Enterprises, Inc.

Martin Fenton, 72	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 61	1999	President and CEO, Fuller Consulting (financial management consulting firm)

W. Scott Hedrick, 62	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business

Merit E. Janow, 49	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body

Mary Myers Kauppila, 53	1994	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

Kirk P. Pendleton, 68	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Lee A. Ault III, 71	2	Anworth Mortgage Asset Corporation; Office Depot,
Chairman of the Board		Inc.
(Independent and
Non-Executive)

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Joe E. Davis, 73	2	Anworth Mortgage Asset Corporation; Natural Alternatives Inc.

Martin Fenton, 72	18	None

Leonard R. Fuller, 61	16	None

W. Scott Hedrick, 62	2	Hot Topic, Inc.; Office Depot, Inc.

Merit E. Janow, 49	4	The Nasdaq Stock Market, Inc.

Mary Myers Kauppila, 53	6	None

Kirk P. Pendleton, 68	7	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with series	the series¹	underwriter of the series

James K. Dunton, 70	1993	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Donald D. O’Neal, 47	1998	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with series	trustee	Other directorships[3] held by trustee

James K. Dunton, 70	2	None
Vice Chairman of the Board

Donald D. O’Neal, 47	3	None
President

The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities
position with series	of the series[1]	or the principal underwriter of the series

Michael J. Downer, 53	1991	Senior Vice President, Fund Business Management
Executive Vice President		Group, and Coordinator, Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Alan N. Berro, 47	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Abner D. Goldstine, 78	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

John H. Smet, 51	1994	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 55	1994	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 45	1997	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

Susan M. Tolson, 45	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

Steven I. Koszalka, 43	2003	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and Management Company

David A. Pritchett, 41	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Karl C. Grauman, 40	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Sheryl F. Johnson, 39	1997	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the series serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

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The right choice for the long term®

Offices of the series and
of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2007, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2008, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds   Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. INGEAR-995-0208P

Litho in USA RCG/L/8074-S10052

Printed on recycled paper

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Martin Fenton, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$323,000
2007	$359,000

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$118,000
2007	$132,000
The tax fees consist of professional services relating to the preparation of the registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$4,000
2007	$4,000
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $131,000 for fiscal year 2006 and $135,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

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American Funds Insurance Series®
Global Discovery Fund
Investment portfolio

December 31, 2007

Common stocks — 86.10%	Shares	Market value (000)

SOFTWARE & SERVICES — 9.34%
Yahoo! Inc.[1]	260,000	$6,048
Google Inc., Class A1	7,500	5,186
Global Payments Inc.	80,000	3,722
Microsoft Corp.	83,300	2,965
United Internet AG2	108,000	2,599
SAP AG2	35,000	1,806
Oracle Corp.[1]	74,000	1,671
eBay Inc.[1]	50,000	1,659
		25,656

BANKS — 8.63%
Banco Bradesco SA, preferred nominative	96,336	3,084
HDFC Bank Ltd.[2]	70,000	3,056
People’s United Financial, Inc.	150,000	2,670
Raiffeisen International Bank-Holding AG2	14,083	2,119
BOC Hong Kong (Holdings) Ltd.[2]	760,000	2,100
Hudson City Bancorp, Inc.	125,000	1,877
HSBC Holdings PLC (Hong Kong)[2]	110,000	1,839
Erste Bank der oesterreichischen Sparkassen AG2	25,000	1,774
BNP Paribas SA2	11,110	1,193
Grupo Financiero Banorte, SAB de CV, Series O	280,000	1,157
Banco Bilbao Vizcaya Argentaria, SA2	45,600	1,118
Banco Santander, SA2	29,558	638
Siam City Bank PCL[2]	1,045,000	460
Mizuho Financial Group, Inc.[2]	75	356
Malayan Banking Bhd.[2]	76,500	265
		23,706

MEDIA — 7.05%
Time Warner Inc.	245,000	4,045
British Sky Broadcasting Group PLC[2]	305,000	3,726
CTC Media, Inc.[1]	70,000	2,114
E. W. Scripps Co., Class A	44,200	1,990
Comcast Corp., Class A1	90,000	1,643
Vivendi SA2	36,000	1,638
XM Satellite Radio Holdings Inc., Class A1	125,000	1,530
Walt Disney Co.	38,000	1,227
Grupo Televisa, SAB, ordinary participation certificates (ADR)	44,000	1,046
Next Media Ltd.[2]	1,157,000	409
		19,368

INSURANCE — 6.51%
American International Group, Inc.	144,000	8,395
Berkshire Hathaway Inc., Class A1	35	4,956
Sampo Oyj, Class A2	125,000	3,264
Genworth Financial, Inc., Class A	50,000	1,273
		17,888

TELECOMMUNICATION SERVICES — 6.29%
Millicom International Cellular SA1	40,000	4,718
MTN Group Ltd.[2]	217,000	4,067
OJSC Mobile TeleSystems (ADR)	20,000	2,036
Singapore Telecommunications Ltd.[2]	730,000	2,004
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B2	1,574,000	1,702
Philippine Long Distance Telephone Co.[2]	9,100	698
Philippine Long Distance Telephone Co. (ADR)	9,100	689
Vodafone Group PLC[2]	259,875	965
LG Telecom Ltd.[2]	38,855	408
		17,287

HEALTH CARE EQUIPMENT & SERVICES — 5.67%
American Medical Systems Holdings, Inc.[1]	369,000	5,336
Inverness Medical Innovations, Inc.[1]	45,000	2,528
Varian Medical Systems, Inc.[1]	38,000	1,982
Beckman Coulter, Inc.	20,300	1,478
Express Scripts, Inc.[1]	20,000	1,460
St. Jude Medical, Inc.[1]	26,500	1,077
Smith & Nephew PLC[2]	85,200	976
Medtronic, Inc.	15,000	754
		15,591

TECHNOLOGY HARDWARE & EQUIPMENT — 5.44%
Apple Inc.[1]	25,000	4,952
Delta Electronics, Inc.[2]	525,000	1,784
EMC Corp.[1]	95,136	1,763
Seagate Technology	65,000	1,658
HOYA Corp.[2]	45,000	1,436
Cisco Systems, Inc.[1]	50,000	1,353
Advantech Co., Ltd.[2]	410,214	931
Wintek Corp.[2]	421,368	573
Acer Inc.[2]	260,895	507
		14,957

UTILITIES — 5.22%
Xinao Gas Holdings Ltd.[2]	2,610,000	5,165
Veolia Environnement[2]	54,700	4,961
Hong Kong and China Gas Co. Ltd.[2]	715,000	2,179
RWE AG2	14,500	2,029
		14,334

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.21%
Novo Nordisk A/S, Class B2	46,000	3,000
Millennium Pharmaceuticals, Inc.[1]	170,000	2,547
Forest Laboratories, Inc.[1]	50,000	1,822
Roche Holding AG2	10,000	1,720
Bristol-Myers Squibb Co.	60,000	1,591
Chugai Pharmaceutical Co., Ltd.[2]	100,000	1,429
Richter Gedeon NYRT[2]	5,500	1,311
UCB SA2	19,654	885
		14,305

RETAILING — 3.85%
Lowe’s Companies, Inc.	125,000	2,828
Best Buy Co., Inc.	38,900	2,048
Target Corp.	40,000	2,000
O’Reilly Automotive, Inc.[1]	48,900	1,586
Tractor Supply Co.[1]	30,000	1,078
Takashimaya Co., Ltd.[2]	46,000	554
Liberty Media Holding Corp., Liberty Interactive, Series A1	25,600	488
		10,582

FOOD & STAPLES RETAILING — 2.94%
Walgreen Co.	100,000	3,808
Whole Foods Market, Inc.	45,000	1,836
Costco Wholesale Corp.	16,000	1,116
Koninklijke Ahold NV1,2	64,800	898
Wal-Mart de México, SAB de CV, Series V	118,600	410
		8,068

DIVERSIFIED FINANCIALS — 2.64%
Citigroup Inc.	118,500	3,489
State Street Corp.	25,000	2,030
JPMorgan Chase & Co.	40,000	1,746
		7,265

TRANSPORTATION — 2.26%
Ryanair Holdings PLC (ADR)[1]	136,400	5,380
Nippon Express Co., Ltd.[2]	139,000	711
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	2,700	120
		6,211

COMMERCIAL SERVICES & SUPPLIES — 1.84%
Wirecard AG1,2	158,000	2,625
Monster Worldwide, Inc.[1]	75,000	2,430
		5,055

ENERGY — 1.79%
Schlumberger Ltd.	50,000	4,919

CONSUMER SERVICES — 1.58%
Las Vegas Sands Corp.[1]	35,000	3,607
OPAP (Greek Organization of Football Prognostics) SA2	18,490	737
		4,344

CONSUMER DURABLES & APPAREL — 1.49%
China Dongxiang (Group) Co., Ltd.[1,2]	3,000,000	2,210
GEOX SpA[2]	47,550	948
Burberry Group PLC[2]	84,000	942
		4,100

MATERIALS — 1.42%
Bayer AG, non-registered shares[2]	43,000	3,915

CAPITAL GOODS — 1.27%
Boart Longyear Ltd.[1,2,3]	1,269,230	2,600
Boart Longyear Ltd.[1,2]	430,770	883
		3,483

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.05%
Intel Corp.	65,000	1,733
Siliconware Precision Industries Co., Ltd.[2]	603,611	1,075
Sunplus Technology Co. Ltd.[2]	59,595	88
		2,896

REAL ESTATE — 0.11%
AEON Mall Co., Ltd.[2]	11,000	289

MISCELLANEOUS — 4.50%
Other common stocks in initial period of acquisition		12,377

Total common stocks (cost: $197,136,000)		236,596

Convertible securities — 0.32%

MISCELLANEOUS — 0.32%
Other convertible securities in initial period of acquisition		885

Total convertible securities (cost: $995,000)		885

	Principal amount
Short-term securities — 14.66%	(000)

United Parcel Service Inc. 4.15%–4.40% due 2/1–3/11/2008[4]	$6,200	6,161
Fannie Mae 4.22%-4.29% due 1/18-1/23/2008	6,000	5,985
Federal Home Loan Bank 4.29%–4.34% due 1/9–1/16/2008	4,900	4,893
NetJets Inc. 4.47% due 2/7/2008[4]	4,000	3,978
John Deere Capital Corp. 4.50%–4.55% due 1/22–1/23/2008[4]	3,700	3,689
Variable Funding Capital Corp. 5.30% due 1/17/2008[4]	3,600	3,591
Hewlett-Packard Co. 4.24% due 1/14/2008[4]	3,100	3,095
Harley-Davidson Funding Corp. 4.50% due 1/8/2008[4]	3,000	2,997
Lowe’s Co.s, Inc. 4.28% due 1/4/2008	2,800	2,799
CAFCO, LLC 5.30% due 1/9/2008[4]	1,700	1,698
General Electric Capital Corp. 4.15% due 1/2/2008	1,400	1,400

Total short-term securities (cost: $40,293,000)		40,286

Total investment securities (cost: $238,424,000)		277,767
Other assets less liabilities		(2,963)

Net assets		$274,804

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $92,974,000.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/4/2007 at a cost of $1,922,000) may be subject to legal or contractual restrictions on resale.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,209,000, which represented 9.17% of the net assets of the fund.

ADR = American Depositary Receipts

Global Growth Fund
Investment portfolio

December 31, 2007

Common stocks — 81.11%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 11.99%
Microsoft Corp.	3,542,000	$126,095
Samsung Electronics Co., Ltd.[1]	121,440	71,397
International Business Machines Corp.	600,000	64,860
Oracle Corp.[2]	2,000,000	45,160
Cisco Systems, Inc.[2]	1,346,500	36,449
STMicroelectronics NV1	2,564,000	36,447
Nokia Corp.[1]	682,000	26,221
ASML Holding NV (New York registered)[2]	686,044	21,466
ASML Holding NV1,2	111,111	3,487
Hon Hai Precision Industry Co., Ltd.[1]	3,862,692	23,871
Citizen Holdings Co., Ltd.[1]	2,275,000	22,121
Google Inc., Class A2	30,000	20,744
Advanced Micro Devices, Inc.[2]	2,600,000	19,500
Motorola, Inc.	1,175,000	18,847
Nortel Networks Corp.[2]	1,200,000	18,108
Yahoo! Inc.[2]	725,000	16,864
MoneyGram International, Inc.	975,000	14,986
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	713,468	7,106
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	3,604,633	6,859
Hynix Semiconductor Inc.[1,2]	507,000	13,888
Tyco Electronics Ltd.	366,250	13,599
Venture Corp. Ltd.[1]	1,300,000	11,390
Altera Corp.	550,000	10,626
Murata Manufacturing Co., Ltd.[1]	175,000	10,179
Rohm Co., Ltd.[1]	98,000	8,531
Texas Instruments Inc.	250,000	8,350
Dell Inc.[2]	300,000	7,353
Elpida Memory, Inc.[1,2]	210,000	7,249
livedoor holdings Co., Ltd.[1,2]	64,000	5,443
Chartered Semiconductor Manufacturing Ltd[1,2]	6,009,000	4,013
KLA-Tencor Corp.	37,921	1,826
		703,035

CONSUMER DISCRETIONARY — 10.17%
GOME Electrical Appliances Holding Ltd.[1]	21,686,000	54,847
Carnival Corp., units	925,000	41,153
Lowe’s Companies, Inc.	1,615,000	36,531
Virgin Media Inc.[2]	2,014,000	34,520
News Corp., Class A	1,583,407	32,444
Esprit Holdings Ltd.[1]	2,100,500	30,870
Kohl’s Corp.[2]	625,000	28,625
Yue Yuen Industrial (Holdings) Ltd.[1]	7,300,000	26,113
Liberty Media Holding Corp., Liberty Interactive, Series A2	1,210,000	23,087
H & M Hennes & Mauritz AB, Class B1	376,000	22,728
Burberry Group PLC[1]	1,870,000	20,980
adidas AG1	278,000	20,668
Aristocrat Leisure Ltd.[1]	1,949,756	19,157
Target Corp.	370,000	18,500
Honda Motor Co., Ltd.[1]	535,200	17,697
OPAP (Greek Organization of Football Prognostics) SA1	443,510	17,681
Viacom Inc., Class B2	352,000	15,460
Yamaha Corp.[1]	600,000	13,694
Aisin Seiki Co., Ltd.[1]	316,000	13,140
Toyota Motor Corp.[1]	242,500	13,054
Best Buy Co., Inc.	235,000	12,373
Kesa Electricals PLC[1]	2,473,400	11,361
Grupo Televisa, SAB, ordinary participation certificates (ADR)	460,000	10,934
Nikon Corp.[1]	301,000	10,269
Suzuki Motor Corp.[1]	313,000	9,415
Hyundai Motor Co.[1]	119,973	9,146
Cie. Financière Richemont AG, Class A, units[1]	115,000	7,836
Harman International Industries, Inc.	100,000	7,371
DSG International PLC[1]	3,466,929	6,744
Carnival PLC[1]	107,500	4,703
Limited Brands, Inc.	200,000	3,786
SET India Ltd.[1,2,3]	16,148	1,677
		596,564

FINANCIALS — 9.85%
Allianz SE1	242,000	51,686
Macquarie Group Ltd.[1]	745,000	49,319
ICICI Bank Ltd.[1]	837,300	26,209
ICICI Bank Ltd. (ADR)	308,750	18,988
Mizuho Financial Group, Inc.[1]	9,000	42,702
Société Générale[1]	260,700	37,203
Banco Santander, SA1	1,461,914	31,537
AEON Credit Service (Asia) Co. Ltd.[1]	2,000,000	29,571
Kookmin Bank[1]	366,310	26,931
Sumitomo Mitsui Financial Group, Inc.[1]	3,500	26,047
Industrial and Commercial Bank of China Ltd., Class H1	34,500,000	24,522
Marsh & McLennan Companies, Inc.	800,000	21,176
AFLAC Inc.	336,000	21,044
Erste Bank der oesterreichischen Sparkassen AG1	288,480	20,474
Bumiputra-Commerce Holdings Bhd.[1]	5,675,000	18,709
Türkiye Is Bankasi AS, Class C1	2,405,000	15,078
Citigroup Inc.	500,000	14,720
ING Groep NV, depository receipts[1]	347,422	13,541
Chuo Mitsui Trust Holdings, Inc.[1]	1,730,000	13,410
St.George Bank Ltd.[1]	355,000	9,775
AXA SA1	238,000	9,462
UniCredito Italiano SpA[1]	1,125,000	9,347
Lloyds TSB Group PLC[1]	1,000,000	9,293
Westfield Group[1]	458,603	8,393
HSBC Holdings PLC (United Kingdom)[1]	500,000	8,359
Countrywide Financial Corp.	795,000	7,107
Bank of Nova Scotia	140,000	7,092
BOC Hong Kong (Holdings) Ltd.[1]	2,216,000	6,124
		577,819

INDUSTRIALS — 9.49%
General Electric Co.	2,475,455	91,765
Deutsche Post AG1	2,084,700	71,146
KBR, Inc.[2]	1,455,000	56,454
Suzlon Energy Ltd.[1]	858,834	42,186
Siemens AG1	213,000	33,390
Tata Engineering and Locomotive Co. Ltd.[1]	1,535,000	28,826
Ryanair Holdings PLC (ADR)[2]	703,100	27,730
ALSTOM SA1	106,400	22,577
Illinois Tool Works Inc.	410,000	21,951
Randstad Holding NV1	517,000	20,498
United Technologies Corp.	245,000	18,752
Macquarie Infrastructure Group[1]	6,055,468	16,026
European Aeronautic Defence and Space Co. EADS NV1	500,000	15,850
Tyco International Ltd.	366,250	14,522
Bidvest Group Ltd.[1]	754,500	13,302
Michael Page International PLC[1]	1,995,000	11,320
Asahi Glass Co., Ltd.[1]	826,000	10,955
ABB Ltd[1]	355,000	10,222
FANUC LTD[1]	100,000	9,757
Finmeccanica SpA[1]	235,000	7,438
Cie. de Saint-Gobain[1]	69,000	6,530
United Parcel Service, Inc., Class B	75,000	5,304
		556,501

HEALTH CARE — 7.92%
Novo Nordisk A/S, Class B1	1,455,200	94,901
Roche Holding AG1	293,500	50,491
UnitedHealth Group Inc.	850,000	49,470
Smith & Nephew PLC[1]	4,019,300	46,054
CIGNA Corp.	555,000	29,820
Pfizer Inc	1,100,000	25,003
Aetna Inc.	400,000	23,092
UCB SA1	490,020	22,068
Pharmaceutical Product Development, Inc.	544,350	21,975
Mentor Corp.	460,000	17,986
Shire PLC (ADR)	250,000	17,237
Stryker Corp.	200,000	14,944
ResMed Inc[2]	267,000	14,026
Intuitive Surgical, Inc.[2]	35,700	11,585
Rhön-Klinikum AG, non-registered shares[1]	301,600	9,419
Merck & Co., Inc.	150,000	8,716
AstraZeneca PLC (Sweden)[1]	91,005	3,884
AstraZeneca PLC (United Kingdom)[1]	57,000	2,441
Chugai Pharmaceutical Co., Ltd.[1]	87,000	1,243
		464,355

TELECOMMUNICATION SERVICES — 7.27%
Koninklijke KPN NV1	5,525,830	99,790
Vodafone Group PLC (ADR)	800,000	29,856
Vodafone Group PLC[1]	7,131,250	26,489
NTT DoCoMo, Inc.[1]	32,058	53,123
América Móvil, SAB de CV, Series L (ADR)	585,000	35,913
Sprint Nextel Corp., Series 1	2,501,750	32,848
SOFTBANK CORP.[1]	1,594,600	32,827
Telekom Austria AG, non-registered shares[1]	1,033,200	28,591
Telefónica, SA1	680,799	21,969
KDDI Corp.[1]	2,517	18,692
Qwest Communications International Inc.[2]	2,000,000	14,020
AT&T Inc.	300,000	12,468
Telekomunikacja Polska SA1	896,900	8,154
France Télécom SA1	185,000	6,629
MTN Group Ltd.[1]	250,000	4,685
		426,054

CONSUMER STAPLES — 6.51%
Unilever NV, depository receipts[1]	1,184,000	43,286
Avon Products, Inc.	945,800	37,387
Cosan Ltd., Class A2	2,600,000	32,760
PepsiCo, Inc.	337,000	25,578
Coca-Cola Co.	360,000	22,093
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	246,000	17,473
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	44,000	2,992
IOI Corp. Bhd.[1]	7,980,000	18,550
Parmalat Spa[1]	4,790,000	18,490
Woolworths Ltd.[1]	608,483	18,040
Koninklijke Ahold NV1,2	1,126,600	15,620
Wal-Mart Stores, Inc.	300,000	14,259
SABMiller PLC[1]	500,000	14,021
Tesco PLC[1]	1,430,000	13,458
Groupe Danone SA1	145,000	12,936
C&C Group PLC[1]	2,000,000	11,934
METRO AG1	127,500	10,626
Seven & I Holdings Co., Ltd.[1]	350,000	10,180
Procter & Gamble Co.	135,000	9,912
Altria Group, Inc.	125,000	9,447
Nestlé SA1	20,000	9,153
Wal-Mart de México, SAB de CV, Series V (ADR)	200,000	6,970
Kimberly-Clark de México, SAB de CV, Class A	1,540,000	6,754
		381,919

MATERIALS — 6.04%
JSC Uralkali (GDR)[1,2]	1,149,568	42,342
JSC Uralkali (GDR)[1,2,4]	444,915	16,387
K+S AG1	112,000	26,377
Freeport-McMoRan Copper & Gold Inc.	255,000	26,122
Newmont Mining Corp.	500,000	24,415
Bayer AG, non-registered shares[1]	250,000	22,760
UPM-Kymmene Corp.[1]	1,090,000	21,807
Nitto Denko Corp.[1]	396,400	20,932
Akzo Nobel NV1	258,000	20,515
Barrick Gold Corp.	408,594	17,198
Aracruz Celulose SA, Class B, preferred nominative (ADR)	217,000	16,134
Weyerhaeuser Co.	200,000	14,748
OAO Severstal (GDR)[1]	574,600	13,255
Sigma-Aldrich Corp.	239,649	13,085
Potash Corp. of Saskatchewan Inc.	85,000	12,237
First Quantum Minerals Ltd.	132,900	11,390
Gold Fields Ltd.[1]	763,100	10,952
Holcim Ltd.[1]	100,000	10,612
Alcoa Inc.	183,100	6,692
Norsk Hydro ASA[1]	425,000	6,008
		353,968

ENERGY — 5.33%
Reliance Industries Ltd.[1]	567,000	41,468
Royal Dutch Shell PLC, Class B1	574,666	23,954
Royal Dutch Shell PLC, Class B (ADR)	139,643	11,590
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	200,000	23,048
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	125,000	12,027
Canadian Natural Resources, Ltd.	466,700	34,126
TOTAL SA1	390,000	32,318
Schlumberger Ltd.	260,000	25,576
Baker Hughes Inc.	250,000	20,275
Oil & Natural Gas Corp. Ltd.[1]	577,500	18,027
SK Energy Co., Ltd.[1]	88,706	17,067
OAO Gazprom (ADR)[1]	300,000	16,894
Imperial Oil Ltd.	257,928	14,193
StatoilHydro ASA[1]	366,435	11,329
ENI SpA[1]	300,000	10,915
		312,807

UTILITIES — 4.13%
Public Power Corp. SA1	926,700	48,561
Veolia Environnement[1]	425,900	38,623
SUEZ SA1	550,000	37,227
E.ON AG1	142,800	30,276
British Energy Group plc[1]	2,700,000	29,207
NTPC Ltd.[1]	4,395,649	27,905
CLP Holdings Ltd.[1]	2,430,000	16,521
RWE AG1	100,000	13,992
		242,312

MISCELLANEOUS — 2.41%
Other common stocks in initial period of acquisition		141,117

Total common stocks (cost: $3,710,926,000)		4,756,451

	Principal amount
Short-term securities — 19.17%	(000)

Federal Home Loan Bank 4.20%–4.34% due 1/11–2/13/2008	$76,600	76,309
Dexia Delaware LLC 4.79%–4.815% due 1/4–1/10/2008	56,857	56,821
Freddie Mac 4.22%–4.25% due 1/24–1/31/2008	54,800	54,612
Royal Bank of Scotland PLC 4.53%–5.06% due 2/4–3/28/2008	55,000	54,497
BASF AG 4.35%–4.52% due 1/24–2/12/2008[4]	54,500	54,254
Rabobank USA Financial Corp. 5.06% due 1/10/2008	50,000	49,930
Danske Corp. 4.81% due 1/14/2008[4]	50,000	49,906
Lloyds Bank PLC 4.67% due 1/16/2008	50,000	49,892
American Honda Finance Corp. 4.48%–4.50% due 1/15–1/30/2008	49,800	49,621
Swedish Export Credit Corp. 4.30%–4.50% due 2/14–3/12/2008[5]	44,700	44,363
Electricité de France 4.40%–4.82% due 1/8–3/3/2008	41,400	41,188
Westpac Banking Corp. 4.86% due 3/13/2008[4]	40,000	39,623
ING (U.S.) Funding LLC 4.73%–5.15% due 1/9–1/29/2008	37,900	37,780
AstraZeneca PLC 4.65% due 3/4/2008[4]	38,000	37,689
Eksportfinans ASA 4.56% due 1/9/2008[4]	34,700	34,659
Barclays U.S. Funding Corp. 5.105%–5.20% due 2/7–2/12/2008	32,000	31,813
Nestlé Capital Corp. 4.22% due 1/17/2008[4]	20,000	19,960
Alcon Capital Corp. 4.55% due 1/23/2008[4]	11,000	10,966
Allied Irish Banks North America Inc. 5.04% due 2/12/2008[4]	30,500	30,319
International Bank for Reconstruction and Development 4.28%–4.30% due 1/22–1/28/2008	29,800	29,721
BMW U.S. Capital LLC 4.21%–4.22% due 1/25–1/30/2008[4]	28,000	27,907
GlaxoSmithKline Finance PLC 4.55% due 1/18/2008[4]	27,400	27,338
Bank of Ireland 4.78% due 2/22/2008[4]	25,400	25,221
UBS Finance (Delaware) LLC 5.045% due 1/18/2008	25,000	24,937
BP Capital Markets PLC 4.46% due 2/13/2008[4]	25,000	24,849
Export Development Canada 4.30% due 2/8/2008	24,400	24,264
BNP Paribas Finance Inc. 5.138% due 1/7/2008	21,100	21,079
Toronto-Dominion Holdings USA Inc. 5.075% due 1/11/2008[4]	20,000	19,971
HBOS Treasury Services PLC 4.72% due 1/22/2008	20,000	19,939
General Electric Capital Corp. 4.15% due 1/2/2008	12,700	12,697
Variable Funding Capital Corp. 5.30% due 1/17/2008[4]	12,500	12,469
Canadian Imperial Holdings Inc. 4.665% due 1/3/2008	10,000	9,996
Unilever Capital Corp. 4.22% due 1/24/2008[4]	10,000	9,972
E.I. duPont de Nemours and Co. 4.19% due 1/31/2008[4]	9,400	9,366

Total short-term securities (cost: $1,124,017,000)		1,123,928

Total investment securities (cost: $4,834,943,000)		5,880,379
Other assets less liabilities		(16,282)

Net assets		$5,864,097

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,869,052,000.
[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 9/6/2000-4/18/2002 at a cost of $6,378,000) may be subject to legal or contractual restrictions on resale.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $450,856,000, which represented 7.69% of the net assets of the fund.

[5]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Global Small Capitalization Fund
Investment portfolio

December 31, 2007

Common stocks — 86.00%	Shares	Market value (000)

CONSUMER DISCRETIONARY — 16.36%
Jumbo SA1,2	3,436,686	$124,117
Fourlis[1]	2,010,385	79,315
Pantaloon Retail (India) Ltd.[1]	2,520,750	52,969
Schibsted ASA[1]	741,000	31,655
Integrated Distribution Services Group Ltd.[1]	9,458,000	28,713
Lions Gate Entertainment Corp.[3]	2,750,000	25,905
Blue Nile, Inc.[3]	353,600	24,066
Life Time Fitness, Inc.[3]	465,000	23,101
Rambler Media Ltd.[1,3]	718,400	21,552
Hürriyet Gazetecilik ve Matbaacilik AS1,3	6,760,336	20,782
CKE Restaurants, Inc.	1,350,000	17,820
Central European Media Enterprises Ltd., Class A3	153,500	17,803
GEOX SpA[1]	695,750	13,870
Cheil Industries Inc.[1]	240,000	13,235
CTC Media, Inc.[3]	425,000	12,835
CarMax, Inc.[3]	620,000	12,245
OSIM International Ltd.[1,2]	28,920,000	11,995
Saks Inc.	550,000	11,418
Banyan Tree Holdings Ltd.[1]	8,000,000	11,342
Cheil Communications Inc.[1]	37,100	11,162
Cyrela Brazil Realty SA, ordinary nominative	820,000	11,155
Bob Evans Farms, Inc.	350,000	9,425
Pinnacle Entertainment, Inc.[3]	400,000	9,424
Gafisa SA, ordinary nominative	500,000	9,328
Café de Coral Holdings Ltd.[1]	3,800,000	9,326
Rightmove PLC[1]	957,552	8,776
Tractor Supply Co.[3]	228,700	8,219
Titan Industries Ltd.[1]	169,900	6,706
Austar United Communications Ltd.[1,3]	4,539,430	6,291
Land & Houses PCL[1]	23,500,000	6,279
Billabong International Ltd.[1]	380,000	4,932
New Oriental Education & Technology Group Inc. (ADR)[3]	56,905	4,586
Denny’s Corp.[3]	1,200,000	4,500
Nien Made Enterprise Co., Ltd.[1]	3,622,274	4,342
Children’s Place Retail Stores, Inc.[3]	150,000	3,889
Amtek Auto Ltd.[1]	360,000	3,882
Galaxy Entertainment Group Ltd.[1,3]	4,000,000	3,738
Ten Alps PLC[1,3]	2,600,000	2,941
Ruby Tuesday, Inc.	300,000	2,925
Largan Precision Co., Ltd.[1]	214,200	2,821
Timberland Co., Class A3	150,000	2,712
Riken Corp.[1]	525,000	2,708
Entertainment Rights PLC[1,3]	8,500,000	2,602
Kimball International, Inc., Class B	175,000	2,398
Next Media Ltd.[1]	6,324,000	2,238
Ekornes ASA[1]	112,800	1,983
Bloomsbury Publishing PLC[1]	625,000	1,873
Kuoni Reisen Holding AG, Class B1	3,437	1,775
Restoration Hardware, Inc.[3]	192,000	1,261
Golden Land Property Development PCL, nonvoting depositary receipt[1,3]	5,265,943	1,188
Gaming VC Holdings SA1	200,000	377
Mobil Travel Guide[1,3,4]	219,739	55
		710,555

INDUSTRIALS — 13.90%
International Container Terminal Services, Inc.[1]	47,285,000	51,817
Kumho Industrial Co., Ltd.[1]	830,000	49,402
Samsung Engineering Co., Ltd.[1]	420,550	41,499
UAP Holding Corp.	910,000	35,126
GS Engineering & Construction Corp.[1]	175,000	28,702
Koninklijke BAM Groep NV1	1,167,000	27,425
Sintex Industries Ltd.[1]	1,900,000	27,347
Sungkwang Bend Co., Ltd.[1]	748,934	21,500
JVM Co., Ltd.[1]	316,500	19,044
Lonrho PLC[1,2,3]	20,224,000	18,473
Michaniki SA1	2,299,000	18,372
Corrections Corporation of America[3]	600,000	17,706
ALL — América Latina Logística, units	1,228,000	15,904
Hyunjin Materials Co., Ltd.[1]	325,000	13,721
J&P-AVAX SA1	1,406,000	13,174
Container Corp. of India Ltd.[1]	240,763	11,722
IJM Corp. Bhd.[1]	4,165,000	10,795
Georg Fischer Ltd[1,3]	15,550	9,513
Danieli & C. Officine Meccaniche SpA[1]	400,000	9,449
MISUMI Group Inc.[1]	537,000	9,388
Aboitiz Equity Ventures, Inc.[1]	48,700,000	8,103
Goodpack Ltd.[1]	4,940,000	7,683
NCI Building Systems, Inc.[3]	258,000	7,428
NEPES Corp.[1,3]	906,163	7,264
Obrascon Huarte Lain Brasil SA, ordinary nominative	522,000	6,599
ELLINIKI TECHNODOMIKI TEB SA1	460,000	6,563
SIA Engineering Co. Ltd.[1]	1,929,000	5,983
JetBlue Airways Corp.[3]	1,000,000	5,900
Mine Safety Appliances Co.	110,000	5,706
I. Kloukinas — I. Lappas SA1	403,000	5,224
Trakya Cam Sanayii AS1	2,113,152	5,063
MSC Industrial Direct Co., Inc., Class A	125,000	5,059
BayWa AG1	101,450	5,030
Aker American Shipping ASA[1,3]	188,000	4,346
Aalberts Industries NV1	210,000	4,133
Daekyung Machinery & Engineering Co., Ltd.[1,3]	80,000	4,048
Herman Miller, Inc.	122,500	3,968
Northgate PLC[1]	259,246	3,928
Latécoère SA1	150,801	3,839
Rollins, Inc.	180,000	3,456
Nabtesco Corp.[1]	188,000	2,998
S1 Corp.[1]	50,000	2,995
Kaba Holding AG1	9,500	2,966
PRONEXUS INC.[1]	318,000	2,869
BELIMO Holding AG1	2,500	2,825
sia Abrasives Holding AG1	7,892	2,778
Emeco Holdings Ltd.[1]	2,810,000	2,622
GfK AG1	62,500	2,499
Wabash National Corp.	325,000	2,499
Uponor Oyj[1]	95,000	2,370
Permasteelisa SpA[1]	120,000	2,359
Houston Wire & Cable Co.	160,000	2,262
Geberit AG1	16,500	2,247
G-Shank Enterprise Co., Ltd.[1]	1,748,880	2,039
Watsco, Inc.	45,000	1,654
United Stationers Inc.[3]	28,000	1,294
Hopewell Highway Infrastructure Ltd.[1]	1,454,000	1,246
Aker Philadelphia Shipyard ASA[1,3,4]	110,800	1,163
Dalian Port (PDA) Co. Ltd., Class H1	1,300,000	979
Beacon Roofing Supply, Inc.[3]	115,000	968
Ballast Nedam NV, depository receipts[1]	19,119	787
		603,821

MATERIALS — 11.42%
KazakhGold Group Ltd. (GDR)[1,3,5]	1,500,000	38,625
KazakhGold Group Ltd. (GDR)[1,3]	164,402	4,233
Central African Mining & Exploration Co. PLC[1,3]	49,705,000	37,726
AMG Advanced Metallurgical Group NV1,3	454,000	33,745
Major Drilling Group International Inc.[3]	475,000	29,957
SSCP Co., Ltd.[1,3]	865,000	29,050
African Minerals Ltd.[1,2,3]	6,905,000	19,550
African Minerals Ltd.[1,2,3,4]	2,480,000	7,022
European Goldfields Ltd.[1,3]	4,691,100	25,409
Tata Chemicals Ltd.[1]	1,992,000	20,796
Kenmare Resources PLC[1,3]	15,842,759	16,618
Gindalbie Metals Ltd.[1,3]	15,648,885	16,322
Oxus Gold PLC[1,3]	18,084,300	15,437
Macarthur Coal Ltd.[1]	1,610,000	13,773
Gem Diamonds Ltd.[1,3]	690,000	13,102
Lynas Corp. Ltd.[1,3]	14,582,300	12,435
Allied Gold Ltd.[1,2,3]	19,548,500	12,406
Rusoro Mining Ltd.[1,3,4]	4,500,000	6,582
Rusoro Mining Ltd.[3]	1,666,667	2,687
Rusoro Mining Ltd.[3,4]	1,511,765	2,437
Jaguar Mining Inc.[3,4]	952,500	11,602
Banro Corp.[3]	891,100	10,234
FUCHS PETROLUB AG1	91,000	8,339
Kemira Oyj[1]	382,337	7,965
Mineral Deposits Ltd.[1,3]	4,731,343	5,583
Mineral Deposits Ltd. (CAD denominated)[3]	2,100,000	2,327
Claymont Steel Holdings, Inc.[3]	312,500	7,297
Gammon Gold Inc.[3]	814,900	6,535
Nikanor PLC[1,3]	525,859	6,502
Anadolu Cam Sanayii AS1	2,712,694	6,449
Yamana Gold Inc.	475,000	6,168
Mwana Africa PLC[1,3]	7,000,000	5,950
Samling Global Ltd.[1]	28,860,000	5,743
Cleveland-Cliffs Inc	55,700	5,615
Gemfields Resources PLC[1,2,3,4]	4,816,000	3,296
Gemfields Resources PLC[1,2,3]	2,000,000	1,369
Caledon Resources PLC[1,3,4]	5,300,000	3,836
Caledon Resources PLC[1,3]	985,000	713
Gladstone Pacific Nickel Ltd.[1,3]	1,394,000	4,093
Taiwan Cement Corp.[1]	2,681,826	3,685
Mangalam Cement Ltd.[1]	560,000	2,632
Uruguay Mineral Exploration Inc.	700,000	2,433
Nihon Parkerizing Co., Ltd.[1]	175,000	2,323
Marshalls PLC[1]	475,000	2,256
PT Sumalindo Lestari Jaya, Tbk[1,3]	6,530,000	2,244
Madalena Ventures Inc.[3]	4,265,000	2,148
J.K. Cement Ltd.[1]	380,000	2,090
Hard Creek Nickel Corp.[3,4]	1,997,100	1,891
Zoloto Resources Ltd.[3]	1,395,200	1,518
Midwest Corp. Ltd.[1,3]	334,588	1,405
Chaarat Gold Holdings Ltd.[1,3,4]	1,710,000	1,357
Energem Resources Inc.[3]	4,065,000	1,229
Lafarge Malayan Cement Bhd.[1]	393,060	694
Murchison Metals Ltd.[1,3]	227,027	684
		496,117

INFORMATION TECHNOLOGY — 10.87%
Kingboard Chemical Holdings Ltd.[1]	11,482,000	67,977
Novell, Inc.[3]	9,468,800	65,051
Infotech Enterprises Ltd.[1]	2,469,799	19,599
CNET Networks, Inc.[3]	2,125,000	19,423
Delta Electronics (Thailand) PCL[1]	23,250,000	14,996
Tessera Technologies, Inc.[3]	360,000	14,976
Mentor Graphics Corp.[3]	1,155,000	12,451
Xchanging PLC[1,3]	2,187,120	12,094
Verifone Holdings, Inc.[3]	515,000	11,974
Varian Semiconductor Equipment Associates, Inc.[3]	290,000	10,730
TradeDoubler AB1	496,000	10,580
Kingboard Laminates Holdings Ltd.[1]	15,393,509	10,249
CyberSource Corp.[3]	575,000	10,218
DTS, Inc.[3]	364,095	9,310
Moneysupermarket.com Group PLC[1,3]	3,015,000	8,297
Internet Capital Group, Inc.[3]	700,000	8,218
HSW International, Inc.[1,3,4]	1,739,753	7,740
Wistron Corp.[1]	4,027,620	7,435
Semtech Corp.[3]	470,000	7,294
NCsoft Corp.[1,3]	140,500	7,268
Min Aik Technology Co., Ltd.[1]	5,434,415	6,814
LoopNet, Inc.[3]	480,700	6,754
Wintek Corp.[1]	4,576,747	6,228
Simmtech Co., Ltd.[1]	715,000	5,983
Hana Microelectronics PCL[1]	9,370,000	5,980
Verigy Ltd.[3]	220,000	5,977
SEEK Ltd.[1]	828,409	5,777
TIBCO Software Inc.[3]	715,000	5,770
SupportSoft, Inc.[3]	1,225,000	5,451
Tripod Technology Corp.[1]	1,459,200	5,238
Stratasys, Inc.[3]	200,000	5,168
AAC Acoustic Technologies Holdings Inc.[1,3]	3,500,000	4,684
Applied Micro Circuits Corp.[3]	525,000	4,589
austriamicrosystems AG, non-registered shares[1,3]	99,868	4,523
CallWave, Inc.[2,3]	1,348,700	4,181
Red Hat, Inc.[3]	200,000	4,168
Cogent, Inc.[3]	365,000	4,070
PMC-Sierra, Inc.[3]	610,000	3,989
Intermec, Inc.[3]	190,000	3,859
Advantech Co., Ltd.[1]	1,677,784	3,807
Spark Networks, Inc.[3]	694,478	3,465
Solera Holdings, Inc.[3]	130,000	3,221
Virtusa Corp.[3]	180,000	3,119
Japan Aviation Electronics Industry, Ltd.[1]	205,000	2,986
Renishaw PLC[1]	205,000	2,526
DFI, Inc.[1]	987,560	2,487
Delta Networks, Inc.[1,3]	7,000,000	2,311
Venture Corp. Ltd.[1]	258,000	2,260
Fairchild Semiconductor International, Inc.[3]	153,100	2,209
Cyntec Co., Ltd.[1]	1,415,069	2,073
King Yuan Electronics Co., Ltd.[1]	3,478,399	1,685
Ono Sokki Co., Ltd.[1]	287,000	1,650
i2 Technologies, Inc.[3]	95,294	1,201
Sanken Electric Co., Ltd.[1]	165,000	876
Redington (India) Ltd.[1]	47,671	518
3PAR Inc.[3]	24,300	311
KEC Holdings Co. Ltd.[1,3]	74,999	170
Avid Technology, Inc.[3]	4,922	140
Infoteria Corp.[1,3]	123	35
		472,133

HEALTH CARE — 8.07%
Applera Corp., Celera group[3]	1,940,000	30,788
ArthroCare Corp.[3]	632,000	30,368
Beckman Coulter, Inc.	365,000	26,572
Volcano Corp.[3]	1,625,000	20,329
Laboratorios Almirall, SA1,3	830,000	18,080
Gerresheimer AG, non-registered shares[1,3]	292,500	16,226
NuVasive, Inc.[3]	401,300	15,859
Cochlear Ltd.[1]	228,389	14,976
EGIS NYRT[1]	126,600	13,665
Apollo Hospitals Enterprise Ltd.[1]	1,000,000	13,267
Sirona Dental Systems, Inc.[3]	390,000	13,057
Integra LifeSciences Holdings Corp.[3]	250,000	10,482
DiaSorin SpA[1,3]	525,600	10,077
Eclipsys Corp.[3]	350,000	8,859
Greatbatch, Inc.[3]	405,200	8,100
Vital Images, Inc.[3]	415,000	7,499
Top Glove Corp. Bhd.[1]	3,625,000	7,094
Array BioPharma Inc.[3]	790,000	6,652
Arpida Ltd.[1,3]	369,967	6,592
Vital Signs, Inc.	122,599	6,267
American Medical Systems Holdings, Inc.[3]	390,000	5,639
A&D Pharma Holdings NV (GDR)[1]	242,000	5,476
Phase Forward Inc.[3]	200,000	4,350
ICU Medical, Inc.[3]	115,000	4,141
Introgen Therapeutics, Inc.[3]	1,379,153	4,041
Laboratorios Farmacéuticos ROVI, SA1,3	255,000	4,002
Haemonetics Corp.[3]	60,400	3,806
Invacare Corp.	140,000	3,528
Ondine Biopharma Corp.[2,3,4]	2,620,000	2,613
Ondine Biopharma Corp. (GBP denominated)[1,2,3,4]	490,000	467
Ondine Biopharma Corp.[2,3]	400,000	399
Conceptus, Inc.[3]	176,600	3,398
Mentor Corp.	86,800	3,394
Exelixis, Inc.[3]	385,000	3,323
QRxPharma Ltd.[1,3]	3,000,000	2,919
AS ONE Corp.[1]	115,000	2,702
Grifols, SA1	112,400	2,503
WuXi PharmaTech (Cayman) Inc. (ADR)[3]	69,500	2,032
Sosei Co. Ltd.[1,3]	1,300	1,780
Ipca Laboratories Ltd.[1]	95,000	1,640
Arcadia Resources, Inc.[3,4]	1,250,000	1,275
Gyrus Group PLC[1,3]	99,000	1,210
BIOLASE Technology, Inc.[3]	356,900	842
athenahealth, Inc.[3]	10,000	360
		350,649

FINANCIALS — 6.94%
Orco Property Group SA1	225,549	26,765
Dolphin Capital Investors Ltd.[1,3]	8,178,820	22,278
Banco Daycoval SA, preferred nominative	1,835,700	17,593
Chimera Investment Corp.	941,100	16,827
HDFC Bank Ltd.[1]	305,300	13,328
Daegu Bank, Ltd.[1]	790,000	12,966
Banco Pine SA, preferred nominative	1,200,000	12,007
National Bank of Pakistan[1]	2,932,500	11,065
East West Bancorp, Inc.	450,000	10,903
Azimut Holding SpA[1]	760,000	9,730
Pusan Bank[1]	575,000	9,554
Asya Katilim Bankasi AS, Class B1,3	1,014,680	9,542
Central Pattana PCL[1]	11,818,000	8,775
Union Bank of the Philippines[1]	7,758,200	8,103
Russian Real Estate Investment Co. AB, Series B1,3	180,321	8,095
Hargreaves Lansdown PLC[1,3]	2,108,000	7,520
Cathay Real Estate Development Co. Ltd.[1]	15,228,000	7,040
Banco Macro SA, Class B (ADR)	282,200	6,982
Union Bank of India[1]	1,250,000	6,519
Jeonbuk Bank[1]	656,435	6,254
S P Setia Bhd.[1]	2,517,000	3,779
S P Setia Bhd.[1,3]	1,258,500	1,839
Hung Poo Real Estate Development Corp.[1]	7,565,910	5,539
Robinsons Land Corp., Class B1	13,811,700	5,483
TISCO Bank PCL[1]	5,990,000	5,289
Banco Cruzeiro do Sol SA, preferred nominative	747,100	4,976
Paraná Banco SA, preferred nominative	1,001,280	4,897
RAB Capital PLC[1]	2,400,000	4,161
eHealth, Inc.[3]	100,000	3,211
Sumitomo Real Estate Sales Co., Ltd.[1]	70,000	3,141
Farglory Land Development Co., Ltd.[1]	1,231,000	3,024
Gruppo MutuiOnline SpA[1,3]	475,000	3,021
Interhyp AG1	42,000	3,011
United Bankshares, Inc.	105,000	2,942
CapitaCommercial Trust Management Ltd.[1]	1,658,000	2,820
TICON Industrial Connection PCL[1]	4,585,000	2,818
Public Service Properties Investments Ltd.[1]	1,222,000	2,618
Pirelli & C. Real Estate S.p.A.[1]	57,500	2,097
Banco ABC Brasil SA, preferred nominative	274,300	1,827
Eastern Property Holdings Ltd.[1]	14,166	1,232
Cyrela Commercial Properties SA, ordinary nominative[3]	164,000	1,107
Banco Patagonia SA, Class B (BDR)[3]	29,000	632
IndyMac Bancorp, Inc.	50,000	297
		301,607

ENERGY — 6.36%
Oilexco Inc. (GBP denominated)[1,3,4]	1,900,000	26,759
Oilexco Inc. (GBP denominated)[1,3]	1,755,000	24,717
Oilexco Inc.[3,4]	985,000	13,079
Oilexco Inc.[3]	803,900	10,674
Quicksilver Resources Inc.[3]	456,450	27,200
Heritage Oil Corp.[3]	456,300	24,125
OPTI Canada Inc.[3]	1,231,100	20,589
Regal Petroleum PLC[1,3]	5,055,500	15,119
First Calgary Petroleums Ltd.[3]	3,655,000	10,642
First Calgary Petroleums Ltd. (GBP denominated)[1,3]	760,000	2,164
Ithaca Energy Inc. (GBP denominated)[1,3,4]	2,121,500	6,682
Ithaca Energy Inc.[3]	1,300,000	4,126
Denison Mines Corp.[3]	1,200,000	10,748
Synenco Energy Inc., Class A3	1,200,000	10,203
Core Laboratories NV3	80,000	9,978
Southern Pacific Resource Corp.[2,3]	5,950,000	9,531
Serica Energy PLC[1,3]	4,667,000	8,630
Timan Oil & Gas PLC[1,3]	5,335,000	5,946
GS Holdings Corp.[1]	92,000	5,635
KNM Group Bhd.[1]	2,400,000	5,542
Bankers Petroleum Ltd.[3,4]	3,000,000	2,629
Bankers Petroleum Ltd.[3]	2,086,000	1,828
White Nile Ltd.[1,3]	4,780,000	3,742
BowLeven PLC[1,3]	580,926	3,682
Mart Resources, Inc.[3,4]	3,875,625	1,757
Mart Resources, Inc.[1,3,4]	4,000,000	1,722
Alpha Natural Resources, Inc.[3]	94,000	3,053
Coalcorp Mining Inc.[3]	1,285,715	2,759
Sound Oil PLC[1,3]	30,000,000	1,800
Bordeaux Energy Inc.[3,4]	3,780,000	514
Caspian Energy Inc.[3]	1,000,000	332
Equator Exploration Ltd.[1,3]	2,000,000	287
Wah Seong Corp. Bhd.[1]	69,700	83
		276,277

UTILITIES — 3.83%
Xinao Gas Holdings Ltd.[1]	32,539,000	64,389
Manila Electric Co.[1]	21,037,280	41,643
EDF Energies Nouvelles SA1	283,400	19,656
First Philippine Holdings Corp.[1]	8,150,000	14,355
PNOC Energy Development Corp.[1]	77,650,000	12,261
Glow Energy PCL[1]	8,385,000	8,272
Ratchaburi Electricity Generating Holding PCL[1]	2,850,000	3,840
Electricity Generating PCL[1]	550,000	1,829
		166,245

CONSUMER STAPLES — 2.27%
Andersons, Inc.	400,000	17,920
Hite Brewery Co., Ltd.[1]	100,000	15,182
Hain Celestial Group, Inc.[3]	415,000	13,280
PT Indofood Sukses Makmur Tbk[1]	45,800,000	12,426
Bare Escentuals, Inc.[3]	350,000	8,488
China Mengniu Dairy Co.[1]	2,108,000	7,709
CP ALL PCL[1]	23,580,000	7,555
Universal Robina Corp.[1]	15,765,000	5,331
Crown Confectionery Co., Ltd.[1]	37,988	3,866
Chattem, Inc.[3]	45,000	3,399
China Huiyuan Juice Group Ltd.[1,3]	2,116,500	2,201
Drogasil SA, ordinary nominative	146,100	1,179
		98,536

TELECOMMUNICATION SERVICES — 1.14%
LG Telecom Ltd.[1]	1,750,000	18,354
Time Warner Telecom Inc., Class A3	500,000	10,145
True Corp. PCL[1,3]	54,000,000	9,208
Telemig Celular Participações SA, preferred nominative (ADR)	80,000	4,492
Telemig Celular Participações SA, preferred nominative	163,735	4,465
StarHub Ltd[1]	1,372,250	2,667
		49,331

MISCELLANEOUS — 4.84%
Other common stocks in initial period of acquisition		210,119

Total common stocks (cost: $2,814,445,000)		3,735,390

Rights & warrants — 0.05%

INDUSTRIALS — 0.04%
Kumho Industrial Co., Ltd., rights, expire 2008[1,3]	99,600	1,447
Goodpack Ltd., warrants, expire 2009[3]	617,500	215
		1,662

MATERIALS — 0.01%
Rusoro Mining Ltd., warrants, expire 2012[1,3,4]	4,500,000	409
Rusoro Mining Ltd., warrants, expire 2011[1,3]	833,334	87
Rusoro Mining Ltd., warrants, expire 2012[1,3,4]	755,882	23
Madalena Ventures Inc., warrants, expire 2008[1,3]	2,132,500	69
Hard Creek Nickel Corp., warrants, expire 2008[1,3,4]	998,550	39
		627

ENERGY — 0.00%
Bordeaux Energy Inc., warrants, expire 2008[1,3,4]	3,780,000	115
Mart Resources, Inc., warrants, expire 2008[1,3,4]	1,937,812	—
		115

Total rights & warrants (cost: $2,835,000)		2,404

	Shares or
Convertible securities — 0.31%	principal amount

ENERGY — 0.22%
First Calgary Petroleums Ltd. 9.00% convertible debentures 2012[1]	$7,000,000	7,000
High Arctic Energy Services Inc. 12.00% convertible debentures 2012[1,4]	C$2,300,000	2,317
		9,317

MATERIALS — 0.09%
Caledon Resources PLC 8.50% convertible loan notes 2010	£2,000,000	3,968

INFORMATION TECHNOLOGY — 0.00%
Socratic Technologies, Inc., Series A, convertible preferred[1,3,4]	125,000	—

Total convertible securities (cost: $14,020,000)		13,285

	Principal amount	Market value
Short-term securities — 13.70%	(000)	(000)

Federal Home Loan Bank 4.29%–4.35% due 1/16–2/6/2008	$53,500	$53,324
Freddie Mac 4.25%–4.28% due 1/3–1/29/2008	46,800	46,697
BASF AG 4.45%–4.77% due 1/14–1/25/2008[5]	37,000	36,905
Eksportfinans ASA 4.53%–4.58% due 1/23–2/14/2008[5]	35,000	34,828
Swedish Export Credit Corp. 4.52%–4.62% due 1/15–1/31/2008	32,700	32,622
Electricité de France 4.48% due 2/27/2008[6]	15,500	15,384
Electricité de France 4.82% due 1/8/2008	13,000	12,986
Alcon Capital Corp. 4.20% due 2/12/2008[5]	15,000	14,911
Nestlé Capital Corp. 4.75% due 2/7/2008[5]	11,400	11,338
KfW International Finance Inc. 4.44% due 1/15/2008[5]	26,200	26,151
Westpac Banking Corp. 4.65%–4.66% due 1/8–1/25/2008[5]	25,050	25,000
Canadian Wheat Board 4.30% due 1/11/2008	25,000	24,967
AstraZeneca PLC 4.57% due 1/25/2008[5]	25,000	24,915
Bank of Ireland 4.78% due 1/25–2/22/2008[5]	24,300	24,183
Lloyds Bank PLC 4.70% due 1/22/2008	20,000	19,939
CAFCO, LLC 4.71% due 1/7/2008[5]	19,100	19,081
ING (U.S.) Funding LLC 5.15% due 1/7/2008	19,000	18,981
Danske Corp. 4.65% due 2/29/2008[5]	16,300	16,173
HBOS Treasury Services PLC 4.55%–4.80% due 1/22–3/25/2008	15,900	15,759
U.S. Treasury Bills 3.15% due 5/1/2008	15,800	15,630
UBS Finance (Delaware) LLC 5.05% due 1/4/2008	15,000	14,992
Fannie Mae 4.31% due 1/14/2008	13,400	13,380
Abbey National N.A. LLC 4.87% due 1/22/2008	12,400	12,362
Swedbank Mortgage AB 4.80% due 1/11/2008	10,200	10,185
Park Avenue Receivables Co., LLC 4.25% due 1/2/2008[5]	10,000	9,998
Bank of America Corp. 4.595% due 1/30/2008	10,000	9,957
BP Capital Markets PLC 4.20% due 2/14/2008[5]	8,800	8,754
Procter & Gamble International Funding S.C.A. 4.48% due 2/8/2008[5]	8,700	8,652
Variable Funding Capital Corp. 4.78% due 1/10/2008[5]	7,100	7,090
BMW U.S. Capital LLC 4.21% due 1/22/2008[5]	5,000	4,987
Export Development Canada 4.32% due 1/28/2008	5,000	4,983

Total short-term securities (cost: $595,166,000)		595,114

Total investment securities (cost: $3,426,466,000)		4,346,193
Other assets less liabilities		(2,505)

Net assets		$4,343,688

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,375,410,000.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Oilexco Inc. (GBP denominated)	12/15/2005	$6,195	$26,759	.62%
Oilexco Inc.	12/22/2005–3/7/2007	2,762	13,079	.30
Jaguar Mining Inc.	3/22/2006	4,293	11,602	.27
Rusoro Mining Ltd.	10/29/2007	9,865	6,582	.15
Rusoro Mining Ltd.	2/23/2007	4,844	2,437	.06
Rusoro Mining Ltd., warrants, expire 2012	10/29/2007	1,477	409	.01
Rusoro Mining Ltd., warrants, expire 2012	2/23/2007	256	23	.00
HSW International, Inc.	10/2/2007–12/17/2007	9,076	7,740	.18
African Minerals Ltd.	12/12/2006	5,606	7,022	.16
Ithaca Energy Inc. (GBP denominated)	5/26/2006	3,941	6,682	.15
Caledon Resources PLC	11/20/2006	4,019	3,836	.09
Mart Resources, Inc.	1/16/2007	1,990	1,757	.04
Mart Resources, Inc.	9/7/2007	1,519	1,722	.04
Mart Resources, Inc., warrants, expire 2008	1/16/2007	—	—	.00
Gemfields Resources PLC	11/7/2005–12/20/2006	3,781	3,296	.08
Ondine Biopharma Corp.	6/23/2004–10/25/2006	4,110	2,613	.06
Ondine Biopharma Corp. (GBP denominated)	5/18/2005	766	467	.01
Bankers Petroleum Ltd.	3/8/2005	2,806	2,629	.06
High Arctic Energy Services Inc. 12.00% convertible debentures 2012	11/19/2007	2,370	2,317	.05
Hard Creek Nickel Corp.	5/22/2007	3,436	1,891	.04
Hard Creek Nickel Corp., warrants, expire 2008	5/22/2007	609	39	.00
Chaarat Gold Holdings Ltd.	10/30/2007	2,121	1,357	.03
Arcadia Resources, Inc.	12/29/2006	2,500	1,275	.03
Aker Philadelphia Shipyard ASA	12/5/2007	1,161	1,163	.03
Bordeaux Energy Inc.	2/6/2007	1,586	514	.01
Bordeaux Energy Inc., warrants, expire 2008	2/6/2007	493	115	.00
Mobil Travel Guide	12/17/2007	55	55	.00
Socratic Technologies, Inc., Series A, convertible preferred	6/9/2000	625	—	.00

Total restricted securities		$82,262	$107,381	2.47%

[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $311,591,000, which represented 7.17% of the net assets of the fund.

[6]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
CAD = Canadian Dollar
GBP = British Pound
GDR = Global Depositary Receipts

Growth Fund
Investment portfolio

December 31, 2007

Common stocks — 92.97%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 18.22%
Google Inc., Class A1	1,535,000	$1,061,422
Microsoft Corp.	24,125,000	858,850
Nokia Corp. (ADR)	10,408,000	399,563
Nokia Corp.[2]	6,184,000	237,761
Cisco Systems, Inc.[1]	14,750,000	399,282
Oracle Corp.[1]	14,927,800	337,070
Fidelity National Information Services, Inc.	6,650,000	276,574
Samsung Electronics Co., Ltd.[2]	410,000	241,046
Red Hat, Inc.[1,3]	11,511,000	239,889
International Business Machines Corp.	1,600,000	172,960
Yahoo! Inc.[1]	6,750,000	157,005
Maxim Integrated Products, Inc.	5,845,000	154,776
Iron Mountain Inc.[1]	4,150,000	153,633
Trimble Navigation Ltd.[1]	4,500,000	136,080
Paychex, Inc.	3,170,000	114,817
Linear Technology Corp.	2,895,000	92,148
Digital River, Inc.[1,3]	2,430,000	80,360
QUALCOMM Inc.	2,000,000	78,700
Advanced Micro Devices, Inc.[1]	7,003,100	52,523
Kyocera Corp.[2]	500,000	43,755
THQ Inc.[1]	1,470,900	41,465
EMC Corp.[1]	2,000,000	37,060
Nortel Networks Corp.[1]	2,455,000	37,046
Dell Inc.[1]	1,500,000	36,765
Motorola, Inc.	2,291,400	36,754
Texas Instruments Inc.	1,080,000	36,072
Hon Hai Precision Industry Co., Ltd.[2]	5,643,554	34,877
KLA-Tencor Corp.	555,000	26,729
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,383,128	13,776
Xilinx, Inc.	500,000	10,935
DataPath, Inc.[1,2,3,4]	2,819,968	9,870
Altera Corp.	500,000	9,660
		5,619,223

CONSUMER DISCRETIONARY — 15.74%
Best Buy Co., Inc.	7,920,000	416,988
Johnson Controls, Inc.	10,949,100	394,606
MGM Mirage, Inc.[1]	4,680,600	393,264
Lowe’s Companies, Inc.	17,326,000	391,914
Target Corp.	7,690,000	384,500
Kohl’s Corp.[1]	8,160,000	373,728
Chipotle Mexican Grill, Inc., Class B1,3	1,195,200	147,069
Chipotle Mexican Grill, Inc., Class A1,3	920,000	135,304
Garmin Ltd.	2,540,000	246,380
International Game Technology	5,156,000	226,503
TomTom NV1,2	2,800,000	208,955
News Corp., Class A	9,490,000	194,450
Liberty Media Holding Corp., Liberty Interactive, Series A1	7,620,000	145,390
Shaw Communications Inc., Class B, nonvoting	6,000,000	142,080
Penn National Gaming, Inc.[1]	2,100,000	125,055
CarMax, Inc.[1]	6,280,000	124,030
Time Warner Inc.	7,000,000	115,570
Starbucks Corp.[1]	4,993,000	102,207
Williams-Sonoma, Inc.	3,460,000	89,614
Harrah’s Entertainment, Inc.	839,000	74,461
Fortune Brands Inc.	1,000,000	72,360
Magna International Inc., Class A	725,000	58,312
Harman International Industries, Inc.	780,000	57,494
Blue Nile, Inc.[1,3]	824,000	56,081
Saks Inc.[1]	2,040,000	42,350
Toyota Motor Corp.[2]	765,000	41,182
Apollo Group, Inc., Class A1	500,000	35,075
Weight Watchers International, Inc.	500,000	22,590
Limited Brands, Inc.	1,087,457	20,586
Getty Images, Inc.[1]	551,700	15,999
		4,854,097

ENERGY — 14.02%
Schlumberger Ltd.	5,584,600	549,357
Suncor Energy Inc.	3,942,898	428,650
Canadian Natural Resources, Ltd.	4,625,700	338,236
Devon Energy Corp.	3,409,072	303,101
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	2,130,000	245,461
Tenaris SA (ADR)	5,245,000	234,609
Murphy Oil Corp.	2,698,800	228,966
EOG Resources, Inc.	2,215,000	197,689
Peabody Energy Corp.	2,653,000	163,531
Petro-Canada	3,005,300	161,225
Noble Energy, Inc.	1,900,000	151,088
Core Laboratories NV1,3	1,197,700	149,377
Newfield Exploration Co.[1]	1,917,200	101,036
OPTI Canada Inc.[1]	5,680,000	94,991
Arch Coal, Inc.	2,000,000	89,860
Denbury Resources Inc.[1]	2,800,000	83,300
ConocoPhillips	937,820	82,810
Baker Hughes Inc.	1,000,000	81,100
Cameco Corp.	1,947,500	77,530
OAO Gazprom (ADR)[2]	1,300,000	73,205
BG Group PLC[2]	3,050,000	69,985
Quicksilver Resources Inc.[1]	1,120,000	66,741
Anadarko Petroleum Corp.	1,000,000	65,690
Rosetta Resources Inc.[1,3,4]	2,980,000	59,093
Transocean Inc.[1]	382,261	54,721
Exxon Mobil Corp.	550,000	51,530
CNX Gas Corp.[1]	1,500,000	47,925
Caltex Australia Ltd.[2]	1,484,030	25,060
Saipem SpA, Class S2	593,700	23,570
Energy XXI (Bermuda) Ltd.[1,2,5]	2,390,758	11,117
Patriot Coal Corp.[1]	265,300	11,074
		4,321,628

HEALTH CARE — 9.41%
Roche Holding AG2	2,465,000	424,057
Gilead Sciences, Inc.[1]	6,600,000	303,666
Stryker Corp.	2,990,000	223,413
Charles River Laboratories International, Inc.[1]	2,855,000	187,859
Shire PLC (ADR)	2,700,000	186,165
Medtronic, Inc.	3,175,000	159,607
Henry Schein, Inc.[1]	2,500,000	153,500
UnitedHealth Group Inc.	2,495,000	145,209
Schering-Plough Corp.	4,586,000	122,171
Endo Pharmaceuticals Holdings Inc.[1]	4,500,000	120,015
Patterson Companies, Inc.[1]	3,500,000	118,825
Hospira, Inc.[1]	2,200,000	93,808
Boston Scientific Corp.[1]	6,800,000	79,084
C. R. Bard, Inc.	800,000	75,840
PDL BioPharma, Inc.[1]	4,000,000	70,080
Amgen Inc.[1]	1,500,000	69,660
Mentor Corp.	1,500,000	58,650
Onyx Pharmaceuticals, Inc.[1]	1,000,000	55,620
Eli Lilly and Co.	970,000	51,788
WellPoint, Inc.[1]	500,000	43,865
McKesson Corp.	665,000	43,564
Cardinal Health, Inc.	700,000	40,425
Aveta, Inc.[1,2,4]	3,918,000	25,075
Forest Laboratories, Inc.[1]	573,200	20,893
Allergan, Inc.	320,000	20,557
APP Pharmaceuticals, Inc.[1]	667,900	6,859
		2,900,255

MATERIALS — 7.64%
Newmont Mining Corp.	9,305,000	454,363
Barrick Gold Corp.	10,500,000	441,525
Potash Corp. of Saskatchewan Inc.	2,000,000	287,920
Freeport-McMoRan Copper & Gold Inc.	2,704,500	277,049
K+S AG2	735,000	173,096
Rio Tinto PLC[2]	1,464,233	152,888
Gold Fields Ltd.[2]	10,000,000	143,527
Newcrest Mining Ltd.[2]	2,746,666	79,067
Newcrest Mining Ltd.[2]	961,333	27,673
USX Corp.	700,000	84,637
Minerals Technologies Inc.[3]	1,000,000	66,950
E.I. du Pont de Nemours and Co.	1,500,000	66,135
CRH PLC[2]	1,758,577	60,969
Sealed Air Corp.	1,132,500	26,206
Georgia Gulf Corp.[3]	2,224,000	14,723
		2,356,728

FINANCIALS — 7.52%
Berkshire Hathaway Inc., Class A1	4,011	567,958
Fannie Mae	6,440,000	257,471
White Mountains Insurance Group, Ltd.	309,500	159,098
Freddie Mac	4,572,700	155,792
Wells Fargo & Co.	4,700,000	141,893
Bank of Ireland[2]	9,096,177	134,654
Marsh & McLennan Companies, Inc.	4,963,200	131,376
Citigroup Inc.	3,500,000	103,040
Zions Bancorporation	2,061,501	96,251
T. Rowe Price Group, Inc.	1,500,000	91,320
Countrywide Financial Corp.	7,740,000	69,196
AMP Ltd.[2]	7,860,210	68,318
SunTrust Banks, Inc.	935,000	58,428
American International Group, Inc.	1,000,000	58,300
Onex Corp.	1,532,800	54,033
East West Bancorp, Inc.	2,200,000	53,306
American Express Co.	1,000,000	52,020
AFLAC Inc.	650,000	40,709
PMI Group, Inc.	2,000,000	26,560
		2,319,723

INDUSTRIALS — 7.35%
Boeing Co.	3,465,000	303,049
General Electric Co.	7,370,000	273,206
KBR, Inc.[1]	5,397,130	209,409
FedEx Corp.	2,080,000	185,473
Lockheed Martin Corp.	1,150,000	121,049
Caterpillar Inc.	1,600,000	116,096
General Dynamics Corp.	1,300,000	115,687
Panalpina Welttransport (Holding) AG2	650,000	112,079
Roper Industries, Inc.	1,540,000	96,312
Joy Global Inc.	1,400,000	92,148
Northrop Grumman Corp.	1,150,000	90,436
UAL Corp.[1]	2,000,000	71,320
Illinois Tool Works Inc.	1,249,200	66,882
Robert Half International Inc.	2,000,000	54,080
Allied Waste Industries, Inc.[1]	4,500,000	49,590
Actuant Corp., Class A	1,300,000	44,213
Kingspan Group PLC[2]	2,800,000	42,137
MSC Industrial Direct Co., Inc., Class A	1,000,000	40,470
United Parcel Service, Inc., Class B	500,000	35,360
Southwest Airlines Co.	2,400,000	29,280
Continental Airlines, Inc., Class B1	1,250,000	27,812
Tyco International Ltd.	649,125	25,738
Grafton Group PLC, units[1,2]	2,800,000	21,972
AMR Corp.[1]	1,084,257	15,212
Raytheon Co.	246,000	14,932
ChoicePoint Inc.[1]	313,500	11,418
Mitsubishi Heavy Industries, Ltd.[2]	435,000	1,862
		2,267,222

CONSUMER STAPLES — 7.18%
Altria Group, Inc.	9,895,000	747,864
Coca-Cola Co.	5,295,000	324,954
Bunge Ltd.	2,348,100	273,342
PepsiCo, Inc.	3,145,000	238,705
Walgreen Co.	4,395,000	167,362
Bare Escentuals, Inc.[1,3]	5,850,000	141,863
SYSCO Corp.	2,000,000	62,420
Constellation Brands, Inc., Class A1	2,624,000	62,031
Wm. Wrigley Jr. Co.	1,027,500	60,160
Diageo PLC[2]	2,650,000	56,534
Cosan Ltd., Class A1	3,800,000	47,880
Avon Products, Inc.	775,000	30,636
		2,213,751

TELECOMMUNICATION SERVICES — 2.49%
Sprint Nextel Corp., Series 1	31,956,100	419,583
Qwest Communications International Inc.[1]	35,000,000	245,350
Telephone and Data Systems, Inc., Special Common Shares	1,190,000	68,544
KDDI Corp.[2]	4,490	33,344
		766,821

UTILITIES — 0.93%
Reliant Energy, Inc.[1]	5,696,500	149,476
KGen Power Corp.[1,2,3,4]	3,166,128	50,658
NRG Energy, Inc.[1]	1,000,000	43,340
Dynegy Inc., Class A1	6,000,000	42,840
		286,314

MISCELLANEOUS — 2.47%
Other common stocks in initial period of acquisition		761,429

Total common stocks (cost: $22,836,048,000)		28,667,191

	Principal amount
Short-term securities — 7.20%	(000)

Fannie Mae 4.13%–4.65% due 1/4–4/1/2008	$249,769	248,547
Federal Home Loan Bank 4.225%–4.56% due 1/2–3/19/2008	245,900	244,706
Freddie Mac 4.14%–4.25% due 1/22–4/18/2008	209,049	207,286
Coca-Cola Co. 4.22%–4.71% due 1/8–2/20/2008[5]	151,843	151,137
JPMorgan Chase & Co. 4.95%–5.06% due 2/6–3/24/2008	100,000	99,182
Jupiter Securitization Co., LLC 4.77%–6.00% due 1/4–1/10/2008[5]	45,000	44,947
Procter & Gamble International Funding S.C.A. 4.22%–4.76% due 1/9–3/7/2008[5]	137,800	136,996
Hewlett-Packard Co. 4.24%–4.55% due 1/7–1/16/2008[5]	134,200	134,015
IBM Capital Inc. 4.20% due 3/10/2008[5]	42,866	42,477
IBM Corp. 4.21%–4.41% due 1/11–1/15/2008[5]	79,000	78,881
Bank of America Corp. 5.0%–5.015% due 1/14–1/16/2008	95,850	95,663
United Parcel Service Inc. 4.15%–4.46% due 2/1–3/26/2008[5]	83,000	82,354
General Electric Capital Corp. 4.15% due 1/2/2008	50,000	49,989
Edison Asset Securitization LLC 4.61% due 1/23/2008[5]	29,300	29,201
U.S. Treasury Bills 3.0%–4.021% due 1/3–5/1/2008	61,000	60,674
Medtronic Inc. 4.22%–4.58% due 1/15–1/18/2008[5]	55,900	55,785
NetJets Inc. 4.47% due 1/24–2/7/2008[5]	56,000	55,718
International Lease Finance Corp. 4.69%–4.85% due 1/3–1/14/2008	50,800	50,757
FCAR Owner Trust I 5.55% due 1/28/2008	50,000	49,784
Kimberly-Clark Corp. 4.20%–4.47% due 1/11–1/29/2008[5]	43,800	43,690
Variable Funding Capital Corp. 5.40% due 1/17/2008[5]	40,000	39,898
Johnson & Johnson 4.20% due 1/10/2008[5]	38,400	38,355
Anheuser-Busch Cos. Inc. 4.18% due 2/20/2008[5]	30,000	29,791
Harvard University 4.40% due 1/8/2008	25,000	24,976
Honeywell International Inc. 4.45% due 1/8/2008[5]	25,000	24,975
Wells Fargo & Co. 4.30% due 1/18/2008	25,000	24,946
CAFCO, LLC 5.3% due 1/9/2008[5]	16,700	16,678
Wal-Mart Stores Inc. 4.73% due 1/23/2008[5]	15,100	15,053
Becton, Dickinson and Co. 4.52% due 1/24/2008	15,000	14,955
Paccar Financial Corp. 4.75% due 1/14/2008	13,200	13,176
Harley-Davidson Funding Corp. 4.50% due 2/27/2008[5]	10,000	9,924
Caterpillar Financial Services Corp. 4.2% due 1/15/2008	5,600	5,590

Total short-term securities (cost: $2,220,006,000)		2,220,106

Total investment securities (cost: $25,056,054,000)		30,887,297
Other assets less liabilities		(51,936)

Net assets		$30,835,361

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,791,992,000.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Rosetta Resources Inc.	6/28/2005–12/2/2005	$49,745	$59,093	.19%
KGen Power Corp.	12/19/2006	44,326	50,658	.16
Aveta, Inc.	12/21/2005	52,893	25,075	.08
DataPath, Inc.	6/23/2006	31,020	9,870	.03

Total restricted securities		$177,984	$144,696	.46%

[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,040,992,000, which represented 3.38% of the net assets of the fund.

ADR = American Depositary Receipts

International Fund
Investment portfolio

December 31, 2007

Common stocks — 91.49%	Shares	Market value (000)

FINANCIALS — 17.35%
Erste Bank der oesterreichischen Sparkassen AG1	2,622,647	$186,130
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,083,000	151,230
Banco Santander, SA1	5,700,000	122,963
Kookmin Bank[1]	1,613,500	118,625
Banco Bilbao Vizcaya Argentaria, SA1	4,626,000	113,453
OTP Bank PLC[1]	2,035,000	102,349
Hana Financial Holdings[1]	1,736,092	94,005
AXA SA1	2,281,611	90,712
Credit Suisse Group[1]	1,440,000	86,473
UniCredito Italiano SpA[1]	10,292,000	85,514
ICICI Bank Ltd.[1]	2,303,900	72,115
Sun Hung Kai Properties Ltd.[1]	3,347,000	70,409
Sumitomo Mitsui Financial Group, Inc.[1]	9,285	69,100
ORIX Corp.[1]	387,500	64,809
BNP Paribas SA1	496,000	53,239
ING Groep NV, depository receipts[1]	1,306,534	50,922
Fortis SA/NV1	1,950,000	50,809
JSC Kazkommertsbank (GDR)[1,2]	3,143,100	42,804
JSC Kazkommertsbank (GDR)[1,2,3]	326,000	4,440
Sumitomo Realty & Development Co., Ltd.[1]	1,493,000	36,727
Shinhan Financial Group Co., Ltd.[1]	634,670	36,425
Macquarie Group Ltd.[1]	530,000	35,086
Hypo Real Estate Holding AG1	661,900	34,384
GuangZhou R&F Properties Co., Ltd., Class H1	9,460,000	33,299
HSBC Holdings PLC (United Kingdom)[1]	767,460	12,831
HSBC Holdings PLC (Hong Kong)[1]	650,000	10,868
Commerzbank U.S. Finance, Inc.[1]	600,000	22,677
Mizuho Financial Group, Inc.[1]	4,650	22,063
AMP Ltd.[1]	2,535,799	22,040
Türkiye Halk Bankasi AS1,2	2,095,000	21,815
Société Générale[1]	149,750	21,370
DnB NOR ASA[1]	1,217,800	18,468
Shui On Land Ltd.[1]	16,000,000	18,424
Admiral Group PLC[1]	787,000	17,113
Sampo Oyj, Class A1	390,000	10,185
		2,003,876

HEALTH CARE — 11.90%
Roche Holding AG1	2,314,268	398,126
Novo Nordisk A/S, Class B1	4,984,200	325,045
Merck KGaA[1]	972,655	124,762
Novartis AG1	1,850,000	100,656
Richter Gedeon NYRT[1]	307,000	73,182
Zentiva NV1	1,112,000	59,513
Chugai Pharmaceutical Co., Ltd.[1]	3,967,800	56,690
Teva Pharmaceutical Industries Ltd. (ADR)	1,150,000	53,452
EGIS NYRT[1]	389,200	42,010
OJSC Pharmstandard (GDR)[1,2]	1,106,500	30,208
OJSC Pharmstandard (GDR)[1,2,3]	307,300	8,389
Smith & Nephew PLC[1]	2,393,000	27,420
Straumann Holding AG1	90,950	24,944
UCB SA1	552,000	24,859
Shionogi & Co., Ltd.[1]	757,000	13,350
Nobel Biocare Holding AG1	43,393	11,464
		1,374,070

MATERIALS — 10.46%
Bayer AG, non-registered shares[1]	6,138,023	558,808
Nitto Denko Corp.[1]	3,092,600	163,303
Linde AG1	981,856	129,126
JSC Uralkali (GDR)[1,2]	1,780,760	65,590
JSC Uralkali (GDR)[1,2,3]	521,427	19,205
CRH PLC[1]	1,978,397	68,590
Barrick Gold Corp.	1,067,683	44,940
Yamana Gold Inc.	3,190,000	41,426
L’Air Liquide, non-registered shares[1]	231,428	34,240
Siam Cement PCL[1]	4,020,000	27,780
BlueScope Steel Ltd.[1]	3,300,000	27,760
JSR Corp.[1]	1,043,500	26,997
		1,207,765

TELECOMMUNICATION SERVICES — 9.18%
MTN Group Ltd.[1]	14,702,800	275,550
Koninklijke KPN NV1	8,923,300	161,144
Singapore Telecommunications Ltd.[1]	45,300,330	124,378
América Móvil, SAB de CV, Series L (ADR)	1,732,500	106,358
Telenor ASA[1,2]	4,470,000	105,660
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	83,725,000	90,561
Philippine Long Distance Telephone Co.[1]	809,800	62,143
Philippine Long Distance Telephone Co. (ADR)	340,000	25,745
Total Access Communication PCL[1,2]	25,500,000	28,964
Telefónica, SA1	785,000	25,332
Vodafone Group PLC[1]	6,011,250	22,329
Telekom Austria AG, non-registered shares[1]	583,453	16,145
KDDI Corp.[1]	2,130	15,818
Bayan Telecommunications Corp., Class A1,2,4	43,010	0
Bayan Telecommunications Corp., Class B1,2,4	14,199	0
		1,060,127

INFORMATION TECHNOLOGY — 9.12%
Samsung Electronics Co., Ltd.[1]	342,814	201,547
Hon Hai Precision Industry Co., Ltd.[1]	19,082,865	117,931
Nokia Corp.[1]	2,500,000	96,120
Lite-On Technology Corp.[1]	53,475,000	92,686
Murata Manufacturing Co., Ltd.[1]	1,285,000	74,742
AU Optronics Corp.[1]	37,431,503	72,349
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	27,444,695	52,220
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,888,714	18,812
Rohm Co., Ltd.[1]	592,100	51,542
HOYA Corp.[1]	1,533,600	48,951
Delta Electronics, Inc.[1]	14,377,900	48,870
Mediatek Incorporation[1]	3,455,760	44,490
Hirose Electric Co., Ltd.[1]	371,300	43,023
Hynix Semiconductor Inc.[1,2]	1,005,000	27,529
Catcher Technology Co., Ltd.[1]	3,681,800	21,284
Toshiba Corp.[1]	2,280,000	17,004
Foxconn Technology Co., Ltd.[1]	2,038,950	16,458
Chartered Semiconductor Manufacturing Ltd[1,2]	10,872,000	7,261
		1,052,819

CONSUMER DISCRETIONARY — 7.56%
Industria de Diseno Textil, SA1	1,668,000	101,268
Vivendi SA1	2,008,400	91,383
Lotte Shopping Co.[1]	199,500	87,368
Continental AG1	605,000	78,340
Renault SA1	552,000	77,339
China Dongxiang (Group) Co., Ltd.[1,2]	102,534,000	75,534
Sony Corp.[1]	1,225,000	66,487
William Hill PLC[1]	3,802,965	39,309
Techtronic Industries Co. Ltd.[1]	39,690,000	39,233
Esprit Holdings Ltd.[1]	2,497,500	36,704
Land & Houses PCL[1]	135,000,000	36,071
JCDecaux SA1	835,000	32,668
Kingfisher PLC[1]	9,530,000	27,350
Honda Motor Co., Ltd.[1]	691,000	22,848
Carnival PLC[1]	485,000	21,219
OPAP (Greek Organization of Football Prognostics) SA1	429,330	17,115
Kesa Electricals PLC[1]	3,173,300	14,575
SET India Ltd.[1,2,4]	82,217	8,540
		873,351

ENERGY — 5.90%
OAO Gazprom (ADR)[1]	2,655,000	149,508
Reliance Industries Ltd.[1]	1,987,000	145,319
Royal Dutch Shell PLC, Class B1	2,460,219	102,549
Royal Dutch Shell PLC, Class A1	522,000	21,909
Oil & Natural Gas Corp. Ltd.[1]	3,901,276	121,782
Canadian Natural Resources, Ltd.	1,000,000	73,121
ENI SpA[1]	1,250,000	45,479
PetroChina Co. Ltd., Class H1	12,300,000	21,705
		681,372

CONSUMER STAPLES — 5.41%
Nestlé SA1	504,580	230,910
L’Oréal SA1	1,205,500	171,832
Shinsegae Co., Ltd.[1]	86,000	66,279
SABMiller PLC[1]	1,626,234	45,602
Groupe Danone SA1	424,800	37,897
Wal-Mart de México, SAB de CV, Series V	6,180,240	21,351
Tesco PLC[1]	2,263,260	21,299
Koninklijke Ahold NV1,2	1,308,000	18,135
InBev[1]	148,100	12,200
		625,505

INDUSTRIALS — 4.95%
Samsung Engineering Co., Ltd.[1]	1,455,000	143,576
Siemens AG1	771,000	120,861
Ryanair Holdings PLC (ADR)[2]	2,982,200	117,618
SMC Corp.[1]	688,000	81,895
Toll Holdings Ltd.[1]	5,178,065	51,798
Fraport AG1	447,900	35,111
FANUC LTD[1]	130,100	12,694
Mitsui & Co., Ltd.[1]	404,000	8,573
		572,126

UTILITIES — 4.73%
E.ON AG1	1,299,500	275,512
Veolia Environnement[1]	1,977,064	179,290
RWE AG1	654,000	91,510
		546,312

MISCELLANEOUS — 4.93%
Other common stocks in initial period of acquisition		569,442

Total common stocks (cost: $7,827,902,000)		10,566,765

	Principal amount
Short-term securities — 8.34%	(000)

Swedish Export Credit Corp. 4.30%–4.62% due 1/17–3/31/2008	$80,400	79,732
Danske Corp. 4.67%–4.79% due 1/15–1/29/2008[3]	75,000	74,796
GlaxoSmithKline Finance PLC 4.56%–4.65% due 2/1–4/28/2008[3]	71,800	71,330
American Honda Finance Corp. 4.48%–4.50% due 1/16–2/4/2008	66,800	66,585
BASF AG 4.35%–4.52% due 1/24–2/12/2008[3]	66,400	66,088
AstraZeneca PLC 4.20%–4.80% due 1/17–4/7/2008[3]	53,900	53,498
Fannie Mae 4.25%–4.29% due 1/29–2/22/2008	50,200	49,971
KfW International Finance Inc. 4.45% due 1/22/2008[3]	50,000	49,848
National Australia Funding (Delaware) Inc. 5.01% due 1/14/2008[3]	41,300	41,219
Barclays U.S. Funding Corp. 5.20% due 2/7/2008	38,300	38,089
HBOS Treasury Services PLC 4.95%–5.00% due 1/16–2/29/2008	36,100	35,895
Freddie Mac 4.22% due 1/30/2008	35,400	35,275
BNP Paribas Finance Inc. 5.015%–5.138% due 1/7–3/11/2008	35,300	35,064
Westpac Banking Corp. 4.65% due 1/25/2008[3]	30,000	29,897
Toyota Motor Credit Corp. 4.78% due 1/4/2008	28,200	28,185
ING (U.S.) Funding LLC 5.15% due 1/9/2008	23,500	23,470
Dexia Delaware LLC 4.72% due 1/4/2008	22,800	22,788
Barton Capital LLC 4.88% due 1/10/2008[3]	20,500	20,471
Canadian Imperial Holdings Inc. 4.665% due 1/3/2008	20,000	19,992
Calyon North America Inc. 5.09% due 1/8/2008	20,000	19,977
Electricité de France 4.53% due 2/27/2008	20,000	19,850
Eksportfinans ASA 4.59% due 2/11/2008[3]	19,800	19,684
General Electric Capital Corp. 4.15% due 1/2/2008	19,200	19,196
Federal Home Loan Bank 4.34%–4.45% due 1/25/2008	19,050	19,000
Bank of Ireland 4.60% due 4/1/2008[3]	9,700	9,586
Harley-Davidson Funding Corp. 4.48% due 2/21/2008[3,5]	8,500	8,440
International Bank for Reconstruction and Development 4.30% due 1/28/2008	5,600	5,581

Total short-term securities (cost: $963,650,000)		963,507

Total investment securities (cost: $8,791,552,000)		11,530,272
Other assets less liabilities		19,926

Net assets		$11,550,198

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $9,909,192,000.
[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in  transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $476,891,000, which represented 4.13% of the net assets of the fund.

[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition dates	Cost (000)	Market value (000)	Percent of net assets

SET India Ltd.	9/6/2000–4/18/2002	$32,519	$8,540	.07%
Bayan Telecommunications Holdings Corp., Class A	2/11/1998–8/31/1998	104	0	.00
Bayan Telecommunications Holdings Corp., Class B	2/11/1998–8/31/1998	34	0	.00

Total restricted securities		$32,657	$8,540	.07%

[5]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

New World Fund
Investment portfolio

December 31, 2007

Common stocks — 81.33%	Shares	Market value (000)

FINANCIALS — 13.08%
Bank Muscat (SAOG) (GDR)[1]	1,257,637	$27,982
PT Bank Rakyat Indonesia (Persero) Tbk[1]	28,261,150	22,058
Banco Santander, SA1	782,000	16,870
Asya Katilim Bankasi AS, Class B1,2	1,600,000	15,047
Piraeus Bank SA1	359,937	14,000
National Bank of Greece SA1	195,700	13,461
Unibanco-União de Bancos Brasileiros SA, units (GDR)	96,000	13,406
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B	2,100,000	12,973
ICICI Bank Ltd.[1]	302,174	9,458
ICICI Bank Ltd. (ADR)	30,500	1,876
Banco Itaú Holding Financeira SA, preferred nominative	417,600	10,681
Türkiye Is Bankasi AS, Class C1	1,550,000	9,718
Bancolombia SA (ADR)	252,000	8,573
Kotak Mahindra Bank Ltd.[1]	259,943	8,553
Housing Development Finance Corp. Ltd.[1]	113,600	8,226
Brascan Residential Properties SA, ordinary nominative	1,260,300	7,793
JSC Sistema-Hals (GDR)[1,2]	675,875	6,356
JSC Sistema-Hals (GDR)[1,2,3]	138,253	1,300
Industrial and Commercial Bank of China Ltd., Class H1	10,550,000	7,499
Grupo Financiero Banorte, SAB de CV, Series O	1,800,000	7,438
Bumiputra-Commerce Holdings Bhd.[1]	2,250,000	7,418
Itaúsa — Investimentos Itaú SA, preferred nominative	1,092,735	7,218
Krung Thai Bank PCL[1]	19,756,000	5,881
Allied Irish Banks, PLC[1]	250,000	5,736
Bank Pekao SA1	60,000	5,472
FirstRand Ltd.[1]	1,756,500	5,115
Erste Bank der oesterreichischen Sparkassen AG1	58,424	4,146
Bank Hapoalim BM1	830,000	4,128
Türkiye Garanti Bankasi AS1	385,000	3,449
Bank of the Philippine Islands[1]	2,213,539	3,273
Orco Property Group SA1	25,200	2,990
Citigroup Inc.	42,000	1,237
China Construction Bank Corp., Class H1	500	—
		279,331

INDUSTRIALS — 12.01%
Suzlon Energy Ltd.[1]	623,600	30,631
Murray & Roberts Holdings Ltd.[1]	2,014,000	30,030
Enka Insaat ve Sanayi AS1	1,260,356	22,113
Schneider Electric SA1	142,050	18,966
Chiyoda Corp.[1]	1,525,000	17,433
Boart Longyear Ltd.[1,2]	8,049,394	16,493
STX Engine Co., Ltd.[1]	237,510	16,255
Siemens AG1	74,000	11,600
Wienerberger AG1	194,000	10,701
Orascom Construction Industries Co. (GDR)[1]	50,600	10,597
ABB Ltd[1]	352,000	10,136
Container Corp. of India Ltd.[1]	189,900	9,246
United Technologies Corp.	100,000	7,654
Caterpillar Inc.	93,500	6,784
Embraer — Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	105,000	4,787
FedEx Corp.	50,000	4,458
Daelim Industrial Co., Ltd.[1]	21,484	4,035
Bidvest Group Ltd.[1]	225,000	3,967
Italian-Thai Development PCL[1,2]	15,221,100	3,689
Asahi Glass Co., Ltd.[1]	272,000	3,607
Hyundai Engineering & Construction Co., Ltd.[1,2]	38,000	3,536
GS Engineering & Construction Corp.[1]	20,700	3,395
Daewoo Engineering & Construction Co., Ltd.[1]	93,504	2,435
Intertek Group PLC[1]	117,000	2,286
Doosan Heavy Industries and Construction Co., Ltd.[1]	13,000	1,751
		256,585

CONSUMER STAPLES — 10.59%
Tesco PLC[1]	3,616,218	34,032
IOI Corp. Bhd.[1]	12,003,250	27,903
Alliance Global Group, Inc.[1,2]	115,948,000	15,778
Nestlé SA1	31,500	14,415
Fomento Económico Mexicano, SAB de CV (ADR)	341,900	13,050
Coca-Cola Co.	207,000	12,704
Wal-Mart de México, SAB de CV, Series V (ADR)	258,000	8,991
Wal-Mart de México, SAB de CV, Series V	420,000	1,451
PepsiCo, Inc.	120,000	9,108
Migros Türk TAS[1]	429,926	8,393
Avon Products, Inc.	210,200	8,309
China Yurun Food Group Ltd.[1]	4,899,000	8,049
Grupo Nacional de Chocolates SA	935,000	7,649
X5 Retail Group NV (GDR)[1,2,3]	198,800	7,240
Bunge Ltd.	60,100	6,996
SABMiller PLC[1]	238,500	6,688
Olam International Ltd.[1]	3,030,000	5,960
Poslovni sistem Mercator, dd1	11,274	5,517
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	60,000	4,262
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	12,000	816
Groupe Danone SA1	50,000	4,461
Unilever NV, depository receipts[1]	117,000	4,277
Diageo PLC[1]	190,000	4,053
Procter & Gamble Co.	55,000	4,038
Kimberly-Clark de México, SAB de CV, Class A	480,000	2,105
Scottish & Newcastle PLC[1]	1,411	21
		226,266

CONSUMER DISCRETIONARY — 8.26%
Toyota Motor Corp.[1]	331,100	17,824
GOME Electrical Appliances Holding Ltd.[1]	6,440,000	16,287
Central European Media Enterprises Ltd., Class A2	136,600	15,843
Kuoni Reisen Holding AG, Class B1	27,250	14,070
Grupo Clarín SA, Class B (GDR)[1,2,3]	540,900	9,790
Grupo Clarín SA, Class B (GDR)[1,2]	127,300	2,304
Honda Motor Co., Ltd.[1]	353,800	11,699
Melco PBL Entertainment (Macau) Ltd. (ADR)[2]	760,000	8,786
Desarrolladora Homex, SA de CV (ADR)[2]	160,000	7,912
Swatch Group Ltd[1]	80,000	4,671
Swatch Group Ltd, non-registered shares[1]	10,450	3,129
Yue Yuen Industrial (Holdings) Ltd.[1]	2,160,000	7,726
Agora SA1	340,000	7,596
Nitori Co., Ltd.[1]	138,000	6,569
Naspers Ltd., Class N1	254,700	5,999
C C Land Holdings Ltd.[1]	3,960,000	5,711
Gafisa SA, ordinary nominative	300,000	5,597
Grupo Televisa, SAB, ordinary participation certificates (ADR)	215,000	5,111
Truworths International Ltd.[1]	1,282,000	5,066
TVN SA1	500,000	5,053
Las Vegas Sands Corp.[2]	40,000	4,122
Li & Fung Ltd.[1]	886,600	3,543
Stockmann Oyj, Class B1	48,000	2,064
		176,472

ENERGY — 8.06%
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	247,600	28,533
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	106,000	10,199
OAO Gazprom (ADR)[1]	417,500	23,510
Oil & Natural Gas Corp. Ltd.[1]	719,453	22,459
Saipem SpA, Class S1	466,000	18,500
Oil and Gas Development Co. Ltd.[1]	4,530,000	8,781
Eurasia Drilling Co. Ltd. (GDR)[1,2,3]	254,800	6,880
Eurasia Drilling Co. Ltd. (GDR)[1,2]	49,500	1,337
TOTAL SA1	60,000	4,972
TOTAL SA (ADR)	32,500	2,684
Tenaris SA (ADR)	150,000	6,709
OAO TMK (GDR)[1,3]	142,826	6,416
Reliance Industries Ltd.[1]	80,000	5,851
Noble Energy, Inc.	70,000	5,566
Sterling Energy PLC[1,2]	19,010,000	5,308
Chevron Corp.	45,000	4,200
Nexen Inc.	127,384	4,120
Cameco Corp.	100,000	3,987
Smith International, Inc.	30,000	2,216
		172,228

TELECOMMUNICATION SERVICES — 6.54%
Vodafone Group PLC[1]	7,965,000	29,586
Cellcom Israel Ltd.	724,714	23,017
América Móvil, SAB de CV, Series L (ADR)	310,000	19,031
Telekomunikacja Polska SA1	2,030,000	18,456
Partner Communications Co. Ltd.[1]	721,500	15,915
Partner Communications Co. Ltd. (ADR)	10,000	221
China Unicom Ltd.[1]	5,038,000	11,377
TIM Participações SA, ordinary nominative	825,000	3,896
Telekom Austria AG, non-registered shares[1]	220,000	6,088
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	5,440,000	5,884
Telefónica, SA1	161,000	5,195
HT — Hrvatske telekomunikacije dd (GDR)[1,2,3]	13,471	929
		139,595

MATERIALS — 6.38%
JSC Uralkali (GDR)[1,2]	702,141	25,862
JSC Uralkali (GDR)[1,2,3]	197,033	7,257
Votorantim Celulose e Papel SA, preferred nominative (ADR)	820,000	24,444
Taiwan Cement Corp.[1]	9,492,777	13,045
Freeport-McMoRan Copper & Gold Inc.	97,500	9,988
Israel Chemicals Ltd.[1]	715,000	9,084
Cia. Vale do Rio Doce, Class A, preferred nominative	252,000	7,189
Sigma-Aldrich Corp.	110,000	6,006
Aracruz Celulose SA, Class B, preferred nominative (ADR)	78,000	5,799
Mondi PLC[1]	650,450	5,438
BHP Billiton PLC[1]	142,664	4,380
ACC Ltd.[1]	145,000	3,750
Holcim Ltd.[1]	31,500	3,342
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)	118,809	3,071
OAO Severstal (GDR)[1]	114,900	2,651
AngloGold Ashanti Ltd.[1]	49,500	2,124
Harmony Gold Mining Co. Ltd.[1,2]	200,000	2,063
Sealed Air Corp.	32,400	750
Mondi Ltd.[1]	3,500	33
		136,276

INFORMATION TECHNOLOGY — 6.38%
Nokia Corp.[1]	578,600	22,246
Nokia Corp. (ADR)	522,900	20,074
Samsung Electronics Co., Ltd.[1]	27,100	15,933
Hon Hai Precision Industry Co., Ltd.[1]	2,325,249	14,370
Acer Inc.[1]	6,112,960	11,868
Kingboard Chemical Holdings Ltd.[1]	1,859,000	11,006
Euronet Worldwide, Inc.[2,4]	250,000	7,500
Euronet Worldwide, Inc.[2]	42,285	1,268
HOYA Corp.[1]	234,400	7,482
Cisco Systems, Inc.[2]	210,000	5,685
Redecard SA, ordinary nominative	347,100	5,619
Net 1 UEPS Technologies, Inc.[2]	166,600	4,891
Venture Corp. Ltd.[1]	440,000	3,855
NetEase.com, Inc. (ADR)[2]	120,000	2,275
MoneyGram International, Inc.	135,000	2,075
Kingboard Laminates Holdings Ltd.[1]	84,500	56
		136,203

HEALTH CARE — 3.12%
Krka, dd, Novo mesto[1]	168,640	30,597
Novo Nordisk A/S, Class B1	350,320	22,846
Zentiva NV1	119,000	6,369
Teva Pharmaceutical Industries Ltd. (ADR)	110,000	5,113
Richter Gedeon NYRT[1]	7,400	1,764
		66,689

UTILITIES — 2.03%
NTPC Ltd.[1]	2,457,000	15,598
AES Corp.[2]	600,000	12,834
CLP Holdings Ltd.[1]	887,000	6,030
Veolia Environnement[1]	55,125	4,999
Cheung Kong Infrastructure Holdings Ltd.[1]	1,066,000	3,968
		43,429

MISCELLANEOUS — 4.88%
Other common stocks in initial period of acquisition		104,152

Total common stocks (cost: $1,139,190,000)		1,737,226

	Principal amount	Market value
Bonds, notes & other debt instruments — 5.73%	(000)	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 5.29%
Brazil (Federal Republic of) Global 9.25% 2010	$2,200	$2,447
Brazilian Treasury Bill 6.00% 2010[1,5]	BRL6,529	3,532
Brazilian Treasury Bill 9.418% 2011[1,5]	853	456
Brazil (Federal Republic of) 10.00% 2014[1]	4,600	2,273
Brazilian Treasury Bill 6.00% 2015[1,5]	4,015	2,067
Brazil (Federal Republic of) Global 12.50% 2016	1,500	923
Brazil (Federal Republic of) 10.00% 2017[1]	8,500	4,027
Brazil (Federal Republic of) Global 8.00% 2018[6]	$2,434	2,730
Brazil (Federal Republic of) Global 8.875% 2019	1,000	1,240
Brazil (Federal Republic of) Global 8.875% 2024	100	128
Brazil (Federal Republic of) Global 10.125% 2027	1,425	2,059
Brazil (Federal Republic of) Global 11.00% 2040	2,375	3,176
Brazilian Treasury Bill 6.00% 2045[1,5]	BRL3,346	1,731
United Mexican States Government Global 5.943% 2009[7]	$1,250	1,254
United Mexican States Government Global 10.375% 2009	397	423
United Mexican States Government Global 9.875% 2010	4,125	4,575
United Mexican States Government Global 6.375% 2013	3,875	4,131
United Mexican States Government, Series MI10, 8.00% 2013	MXN 7,671	704
United Mexican States Government, Series MI10, 9.50% 2014	25,500	2,513
United Mexican States Government, Series M10, 8.00% 2015	20,000	1,815
Turkey (Republic of) Treasury Bill 0% 2008[1]	TRY1,230	968
Turkey (Republic of) 14.00% 2011[1]	6,900	5,588
Turkey (Republic of) 10.00% 2012[1,5]	3,120	2,786
Turkey (Republic of) 16.00% 2012[1]	2,000	1,702
Turkey (Republic of) 7.00% 2016	$2,000	2,125
Colombia (Republic of) Global 11.75% 2010	COP6,000,000	3,098
Colombia (Republic of) Global 10.00% 2012	$2,100	2,452
Colombia (Republic of) Global 10.75% 2013	1,360	1,676
Colombia (Republic of) Global 8.25% 2014	400	458
Colombia (Republic of) Global 12.00% 2015	COP2,780,000	1,544
Colombia (Republic of) Global 11.75% 2020	$315	470
Colombia (Republic of) Global 8.125% 2024	500	599
Colombia (Republic of) Global 7.375% 2037	474	529
Argentina (Republic of) 3.368% 2012[1,6,7]	2,000	1,110
Argentina (Republic of) 2.00% 2014[1,5,6]	ARS 1,318	305
Argentina (Republic of) 5.83% 2033[1,5,6,8]	22,988	5,399
Argentina (Republic of) GDP-Linked 2035	43,865	1,233
Argentina (Republic of) 0.63% 2038[1,5,6]	13,392	1,226
Russian Federation 8.25% 2010[6]	$4,000	4,157
Russian Federation 8.25% 2010[3,6]	314	327
Russian Federation 7.50% 2030[3,6]	3,372	3,844
Russian Federation 7.50% 2030[6]	743	846
Philippines (Republic of) 8.375% 2009	1,665	1,732
Philippines (Republic of) 9.875% 2019	2,200	2,893
Philippines (Republic of) 7.75% 2031	2,735	3,169
Peru (Republic of) 8.375% 2016	4,453	5,243
Peru (Republic of) 7.35% 2025	500	573
Peru (Republic of) 6.55% 2037	782	819
Panama (Republic of) Global 9.625% 2011	219	247
Panama (Republic of) Global 9.375% 2012	790	924
Panama (Republic of) Global 7.125% 2026	890	983
Panama (Republic of) Global 8.875% 2027	300	392
Panama (Republic of) Global 9.375% 2029	450	618
Panama (Republic of) Global 6.70% 2036[6]	1,824	1,933
Dominican Republic 9.50% 2011[6]	307	327
Dominican Republic 9.04% 2018	437	501
Dominican Republic 8.625% 2027[3,6]	2,150	2,505
Egypt (Arab Republic of) Treasury Bill 0% 2008[1]	EGP6,700	1,204
Egypt (Arab Republic of) Treasury Bill 0% 2008[1]	3,100	546
Egypt (Arab Republic of) 8.75% 2012[1]	5,000	933
Egypt (Arab Republic of) 11.625% 2014[1]	2,679	561
Hungarian Government 6.00% 2011	HUF200,000	1,103
South Africa (Republic of), Series 197, 7.676% 2023[1,5]	ZAR5,094	1,033
Venezuela (Republic of) Global 8.50% 2014	$55	53
Venezuela (Republic of) Global 9.25% 2027	170	170
		113,108

MATERIALS — 0.12%
C10 Capital (SPV) Ltd. 6.722% (undated)[3,7]	1,150	1,062
Vale Overseas Ltd. 6.25% 2017	800	806
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	225	239
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	395	425
		2,532

ENERGY — 0.12%
Pemex Project Funding Master Trust 6.625% 2035	1,800	1,906
Gaz Capital SA 6.51% 2022[3]	600	572
		2,478

UTILITIES — 0.10%
AES Panamá, SA 6.35% 2016[3]	1,100	1,087
Enersis SA 7.375% 2014	650	697
AES Gener SA 7.50% 2014	400	423
		2,207

FINANCIALS — 0.04%
Kazkommerts International BV 8.00% 2015	1,000	835

TELECOMMUNICATION SERVICES — 0.04%
Orascom Telecom 7.875% 2014[3]	850	807

INDUSTRIALS — 0.02%
TFM, SA de CV 9.375% 2012	400	421

Total bonds, notes & other debt instruments (cost: $112,103,000)		122,388

Short-term securities — 12.88%

Toronto-Dominion Holdings USA Inc. 5.055% due 1/16/2008[3]	26,600	26,540
American Honda Finance Corp. 4.49%–4.51% due 1/11–1/25/2008	26,300	26,228
GlaxoSmithKline Finance PLC 4.55% due 1/18/2008[3]	22,600	22,548
Fannie Mae 4.25%–4.29% due 2/8–2/22/2008	21,900	21,777
Royal Bank of Scotland PLC 5.06% due 2/4/2008	19,800	19,702
Federal Home Loan Bank 4.26%–4.30% due 1/11–2/6/2008	19,300	19,227
National Australia Bank Ltd. 5.01% due 1/14/2008[3]	18,700	18,664
Export Development Canada 4.30% due 2/8/2008	18,700	18,596
Eksportfinans ASA 4.59% due 2/11/2008[3]	16,100	16,006
Dexia Delaware LLC 4.95% due 2/8/2008	14,600	14,522
General Electric Capital Corp. 4.15% due 1/2/2008	14,500	14,497
BNP Paribas Finance Inc. 5.138% due 1/7/2008	13,700	13,686
Electricité de France 4.82% due 1/8/2008	11,300	11,288
Lloyds Bank PLC 4.67% due 1/16/2008	10,000	9,979
BASF AG 4.35% due 2/12/2008[3]	8,200	8,157
BP Capital Markets PLC 4.20% due 2/14/2008[3,9]	8,000	7,958
HBOS Treasury Services PLC 4.72% due 1/22/2008	5,800	5,782

Total short-term securities (cost: $275,183,000)		275,157

Total investment securities (cost: $1,526,476,000)		2,134,771
Other assets less liabilities		1,200

Net assets		$2,135,971

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,209,833,000.
[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $149,889,000, which represented 7.02% of the net assets of the fund.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 3/8/2007 at a cost of $6,250,000) may be subject to legal or contractual restrictions on resale.

[5]	Index-linked bond whose principal amount moves with a government retail price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[9]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Blue Chip Income and Growth Fund
Investment portfolio

December 31, 2007

Common stocks — 92.51%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 19.54%
Microsoft Corp.	5,250,000	$186,900
Hewlett-Packard Co.	3,175,000	160,274
International Business Machines Corp.	1,000,000	108,100
Nokia Corp. (ADR)	2,675,000	102,693
Oracle Corp.[1]	4,200,000	94,836
Intel Corp.	1,800,000	47,988
Cisco Systems, Inc.[1]	1,650,000	44,665
Texas Instruments Inc.	882,116	29,463
Linear Technology Corp.	550,000	17,506
Yahoo! Inc.[1]	600,000	13,956
Automatic Data Processing, Inc.	250,000	11,133
Applied Materials, Inc.	600,000	10,656
Maxim Integrated Products, Inc.	400,000	10,592
QUALCOMM Inc.	200,000	7,870
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	770,000	7,669
Tyco Electronics Ltd.	175,000	6,498
Analog Devices, Inc.	70,000	2,219
		863,018

FINANCIALS — 15.85%
Bank of America Corp.	3,334,200	137,569
Citigroup Inc.	4,610,000	135,718
Fannie Mae	2,500,800	99,982
American International Group, Inc.	1,540,000	89,782
JPMorgan Chase & Co.	1,800,000	78,570
Capital One Financial Corp.	875,000	41,353
Freddie Mac	1,169,100	39,831
Bank of New York Mellon Corp.	415,096	20,240
HSBC Holdings PLC (ADR)	225,000	18,835
Wachovia Corp.	400,000	15,212
Banco Santander, SA (ADR)	600,000	12,924
Washington Mutual, Inc.	750,000	10,208
		700,224

HEALTH CARE — 15.31%
Aetna Inc.	2,500,000	144,325
UnitedHealth Group Inc.	1,900,000	110,580
Eli Lilly and Co.	1,125,000	60,064
Merck & Co., Inc.	1,000,000	58,110
Abbott Laboratories	1,000,000	56,150
Amgen Inc.[1]	1,075,000	49,923
Cardinal Health, Inc.	810,000	46,777
Pfizer Inc	1,900,000	43,187
AstraZeneca PLC (ADR)	975,000	41,749
Bristol-Myers Squibb Co.	1,125,000	29,835
Medtronic, Inc.	550,000	27,649
Covidien Ltd.	175,000	7,751
		676,100

INDUSTRIALS — 10.72%
General Electric Co.	5,500,000	203,885
United Technologies Corp.	760,000	58,170
United Parcel Service, Inc., Class B	750,000	53,040
Illinois Tool Works Inc.	650,000	34,801
Norfolk Southern Corp.	592,800	29,901
Emerson Electric Co.	500,000	28,330
Avery Dennison Corp.	350,000	18,599
Waste Management, Inc.	500,000	16,335
Southwest Airlines Co.	1,000,000	12,200
Pitney Bowes Inc.	300,000	11,412
Tyco International Ltd.	175,000	6,939
		473,612

CONSUMER STAPLES — 9.75%
Wal-Mart Stores, Inc.	3,600,000	171,108
Walgreen Co.	2,055,000	78,254
PepsiCo, Inc.	650,000	49,335
Kimberly-Clark Corp.	555,000	38,484
Kellogg Co.	592,000	31,039
ConAgra Foods, Inc.	1,200,000	28,548
Avon Products, Inc.	400,000	15,812
General Mills, Inc.	250,000	14,250
H.J. Heinz Co.	80,000	3,734
		430,564

CONSUMER DISCRETIONARY — 8.55%
Lowe’s Companies, Inc.	6,740,000	152,459
Target Corp.	1,100,000	55,000
Harley-Davidson, Inc.	860,000	40,171
Leggett & Platt, Inc.	2,000,000	34,880
Carnival Corp., units	650,000	28,918
Mattel, Inc.	1,150,000	21,896
Royal Caribbean Cruises Ltd.	500,000	21,220
Time Warner Inc.	900,000	14,859
Home Depot, Inc.	300,000	8,082
		377,485

ENERGY — 5.70%
Schlumberger Ltd.	1,140,000	112,142
Royal Dutch Shell PLC, Class A (ADR)	500,000	42,100
ConocoPhillips	300,000	26,490
Marathon Oil Corp.	332,700	20,248
Exxon Mobil Corp.	200,000	18,738
EOG Resources, Inc.	200,000	17,850
Devon Energy Corp.	120,000	10,669
Spectra Energy Corp	130,000	3,357
		251,594

TELECOMMUNICATION SERVICES — 3.47%
AT&T Inc.	2,581,250	107,277
Embarq Corp.	390,000	19,317
Sprint Nextel Corp., Series 1	1,350,000	17,725
Verizon Communications Inc.	200,000	8,738
		153,057

MATERIALS — 0.99%
Air Products and Chemicals, Inc.	200,000	19,726
E.I. du Pont de Nemours and Co.	350,000	15,432
Newmont Mining Corp.	180,000	8,789
		43,947

UTILITIES — 0.90%
FPL Group, Inc.	400,000	27,112
Xcel Energy Inc.	250,000	5,642
Duke Energy Corp.	260,000	5,244
FirstEnergy Corp.	25,901	1,874
		39,872

MISCELLANEOUS — 1.73%
Other common stocks in initial period of acquisition		76,565

Total common stocks (cost: $3,600,908,000)		4,086,038

Convertible securities — 0.12%

MISCELLANEOUS — 0.12%
Other convertible securities in initial period of acquisition		5,520

Total convertible securities (cost: $5,843,000)		5,520

	Principal amount
Short-term securities — 7.30%	(000)

Procter & Gamble International Funding S.C.A. 4.22%–4.76% due 1/14–1/25/2008[2]	$51,000	50,881
Federal Home Loan Bank 3.15%–4.29% due 1/2–2/15/2008	46,700	46,584
Coca-Cola Co. 4.18%–4.52% due 1/8–3/7/2008[2]	29,500	29,320
NetJets Inc. 4.22%–4.47% due 1/9–1/11/2008[2]	26,900	26,869
Becton, Dickinson and Co. 4.48%–4.52% due 1/10–1/24/2008	22,500	22,445
Variable Funding Capital Corp. 4.65% due 1/8/2008[2]	20,000	19,977
Freddie Mac 4.25% due 1/22/2008	18,500	18,452
Medtronic Inc. 4.22% due 1/11/2008[2]	14,100	14,082
Brown-Forman Corp. 4.27% due 1/11/2008[2]	13,175	13,158
Paccar Financial Corp. 4.48%–4.49% due 2/7–2/15/2008	10,100	10,042
Wells Fargo & Co. 4.30% due 1/18/2008	10,000	9,979
Eaton Corp. 4.25% due 2/25/2008[2]	9,000	8,933
Johnson & Johnson 4.20% due 1/10/2008[2]	8,400	8,390
Fannie Mae 4.22% due 1/23/2008	8,100	8,078
United Parcel Service Inc. 4.15% due 3/11/2008[2]	7,500	7,431
Private Export Funding Corp. 4.21% due 3/25/2008[2]	7,000	6,922
Tennessee Valley Authority 4.22% due 1/3/2008	5,700	5,698
Kimberly-Clark Worldwide Inc. 4.48% due 1/10/2008[2]	5,700	5,693
International Lease Finance Corp. 4.69% due 1/3/2008	5,100	5,098
John Deere Capital Corp. 4.50% due 1/22/2008[2]	4,300	4,287

Total short-term securities (cost: $322,362,000)		322,319

Total investment securities (cost: $3,929,113,000)		4,413,877
Other assets less liabilities		3,030

Net assets		$4,416,907

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $195,943,000, which represented 4.44% of the net assets of the fund.

ADR = American Depositary Receipts

Global Growth and Income Fund
Investment portfolio

December 31, 2007

Common stocks — 77.05%	Shares	Market value (000)

FINANCIALS — 15.89%
Citigroup Inc.	1,050,000	$30,912
Mitsubishi UFJ Financial Group, Inc.[1]	3,000,000	27,927
Sumitomo Mitsui Financial Group, Inc.[1]	3,750	27,908
AEON Credit Service (Asia) Co. Ltd.[1]	1,400,000	20,700
Berkshire Hathaway Inc., Class B2	3,720	17,618
Korea Exchange Bank[1]	1,025,000	15,843
Industrial and Commercial Bank of China Ltd., Class H1	18,910,000	13,441
Urban Corp.[1]	1,000,000	13,305
National Bank of Greece SA1	185,000	12,725
Banco Santander, SA1	570,000	12,296
Mizuho Financial Group, Inc.[1]	2,500	11,862
Grupo Financiero Banorte, SAB de CV, Series O	2,665,000	11,012
BOC Hong Kong (Holdings) Ltd.[1]	3,510,000	9,700
Macquarie International Infrastructure Fund Ltd.[1]	14,000,000	9,567
Wachovia Corp.	250,000	9,508
Cathay Financial Holding Co., Ltd.[1]	4,236,624	8,767
AXA SA1	213,222	8,477
Fairfax Financial Holdings Ltd.	27,000	7,807
Saizen Real Estate Investment Trust[1,2]	12,274,000	7,593
Fubon Financial Holding Co., Ltd.[1]	8,000,000	7,059
Westfield Group[1]	370,000	6,771
Allco Commercial REIT[1]	10,937,800	6,770
AEON Mall Co., Ltd.[1]	250,000	6,563
ING Groep NV, depository receipts[1]	160,000	6,236
FirstRand Ltd.[1]	1,650,000	4,805
Countrywide Financial Corp.	530,000	4,738
Onex Corp.	89,000	3,137
iStar Financial, Inc.	110,000	2,866
Fannie Mae	50,000	1,999
Cambridge Industrial Trust[1]	3,998,000	1,961
		329,873

MATERIALS — 13.81%
Yamana Gold Inc.	4,000,000	51,944
Newmont Mining Corp.	800,000	39,064
MeadWestvaco Corp.	1,150,000	35,995
Barrick Gold Corp.	650,000	27,333
Freeport-McMoRan Copper & Gold Inc.	250,000	25,610
Newcrest Mining Ltd.[1]	675,000	19,431
Evraz Group SA (GDR)[1]	220,000	17,040
Bayer AG, non-registered shares[1]	166,000	15,113
Impala Platinum Holdings Ltd.[1]	410,000	14,153
Anglo American PLC[1]	220,575	13,369
Sterlite Industries (India) Ltd.[1,2]	400,000	10,444
Gold Fields Ltd.[1]	500,000	7,176
Nitto Denko Corp.[1]	100,000	5,281
UPM-Kymmene Oyj[1]	218,200	4,365
Mondi PLC[1]	33,125	277
Mondi Ltd.[1]	13,250	125
		286,720

INFORMATION TECHNOLOGY — 12.86%
Microsoft Corp.	2,560,000	91,136
International Business Machines Corp.	425,000	45,943
Google Inc., Class A2	24,300	16,803
Yahoo! Inc.[2]	667,000	15,514
STMicroelectronics NV1	1,000,000	14,215
EMC Corp.[2]	747,000	13,842
Nokia Corp.[1]	353,400	13,587
Trend Micro Inc.[1]	329,000	11,795
Lite-On Technology Corp.[1]	6,000,749	10,401
High Tech Computer Corp.[1]	552,500	10,111
Cisco Systems, Inc.[2]	201,180	5,446
Hynix Semiconductor Inc.[1,2]	180,000	4,931
Tyco Electronics Ltd.	100,000	3,713
Hon Hai Precision Industry Co., Ltd.[1]	491,280	3,036
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	270,103	2,690
Advanced Micro Devices, Inc.[2]	350,000	2,625
Quanta Computer Inc.[1]	902,996	1,277
		267,065

CONSUMER DISCRETIONARY — 7.93%
Saks Inc.[2]	1,200,000	24,912
Macquarie Communications Infrastructure Group[1,3]	2,000,000	9,489
Macquarie Communications Infrastructure Group[1]	1,554,291	7,375
McDonald’s Corp.	200,000	11,782
Toyota Motor Corp.[1]	192,000	10,336
Fiat Group Automobiles SpA[1]	375,000	9,621
Lowe’s Companies, Inc.	400,000	9,048
News Corp., Class A	425,000	8,708
Honda Motor Co., Ltd.[1]	231,000	7,638
NOK Corp.[1]	358,300	7,554
SEGA SAMMY HOLDINGS INC.[1]	600,000	7,492
Carphone Warehouse Group PLC[1]	1,060,000	7,206
Yue Yuen Industrial (Holdings) Ltd.[1]	2,000,000	7,154
Kohl’s Corp.[2]	150,000	6,870
Ford Motor Co.[2]	880,000	5,922
Virgin Media Inc.[2]	300,000	5,142
General Motors Corp.	205,000	5,102
Target Corp.	76,500	3,825
Haseko Corp.[1,2]	1,605,000	2,757
Time Warner Inc.	150,000	2,477
Industria de Diseno Textil, SA1	35,150	2,134
Pioneer Corp.[1]	133,000	1,198
Yamaha Corp.[1]	40,000	913
		164,655

INDUSTRIALS — 7.90%
Schneider Electric SA1	168,000	22,431
General Electric Co.	600,000	22,242
European Aeronautic Defence and Space Co. EADS NV1	700,000	22,189
ALSTOM SA1	100,000	21,219
Nippon Express Co., Ltd.[1]	3,000,000	15,342
Ryanair Holdings PLC (ADR)[2]	313,000	12,345
Enka Insaat ve Sanayi AS1	619,301	10,866
Siemens AG1	63,500	9,954
Outotec Oyj[1]	165,000	8,925
Rickmers Maritime[1]	8,750,000	6,974
Toll Holdings Ltd.[1]	600,000	6,002
Tyco International Ltd.	100,000	3,965
Asciano Ltd., units[1]	270,904	1,656
		164,110

TELECOMMUNICATION SERVICES — 6.52%
Vodafone Group PLC[1]	11,632,000	43,207
Vodafone Group PLC (ADR)	100,000	3,732
Koninklijke KPN NV1	1,000,000	18,059
Verizon Communications Inc.	400,000	17,476
Telekomunikacja Polska SA1	1,750,000	15,910
Hutchison Telecommunications International Ltd.[1]	9,000,000	13,533
Chunghwa Telecom Co., Ltd. (ADR)[4]	625,000	13,194
AT&T Inc.	150,000	6,234
France Télécom SA1	110,700	3,967
		135,312

CONSUMER STAPLES — 3.81%
Koninklijke Ahold NV1,2	1,380,000	19,134
Shoppers Drug Mart Corp.	306,500	16,446
Diageo PLC[1]	450,000	9,600
Tesco PLC[1]	805,000	7,576
Seven & I Holdings Co., Ltd.[1]	250,000	7,271
C&C Group PLC[1]	1,000,000	5,967
Altria Group, Inc.	50,000	3,779
AEON CO., LTD.[1]	230,000	3,358
Coca-Cola Co.	50,000	3,068
SABMiller PLC[1]	100,000	2,804
Scottish & Newcastle PLC[1]	4,900	72
		79,075

ENERGY — 3.65%
Oil and Gas Development Co. Ltd.[1]	11,576,000	22,439
OAO Gazprom (ADR)[1]	350,000	19,709
Saipem SpA, Class S1	392,000	15,562
Chevron Corp.	75,000	7,000
OAO TMK (GDR)[1]	86,500	3,886
OAO TMK (GDR)[1,5]	54,359	2,442
Royal Dutch Shell PLC, Class A (ADR)	55,000	4,631
		75,669

HEALTH CARE — 2.79%
Roche Holding AG1	75,850	13,049
Merck & Co., Inc.	210,000	12,203
Elan Corp., PLC (ADR)[2]	540,000	11,869
UnitedHealth Group Inc.	200,000	11,640
Novo Nordisk A/S, Class B1	140,000	9,130
		57,891

UTILITIES — 1.89%
SUEZ SA1	200,000	13,537
E.ON AG1	57,000	12,085
AES Corp.[2]	535,700	11,458
Hongkong Electric Holdings Ltd.[1]	200,000	1,146
CLP Holdings Ltd.[1]	150,000	1,020
		39,246

Total common stocks (cost: $1,505,280,000)		1,599,616

	Principal amount	Market value
Convertible securities — 0.23%	(000)	(000)

FINANCIALS — 0.23%
Countrywide Financial Corp., Series A, 1.74% convertible debentures 2037[5,6]	$6,000,000	$4,709

Total convertible securities (cost: $5,311,000)		4,709

Bonds, notes & other debt instruments — 0.71%

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.59%
Brazil (Federal Republic of) 10.00% 2014[1]	BRL 9,200	4,545
Brazil (Federal Republic of) 10.00% 2017[1]	16,500	7,818
		12,363

CONSUMER STAPLES — 0.12%
Spectrum Brands, Inc., Term Loan B, 8.896% 2013[6,7]	$2,411	2,344
Spectrum Brands, Inc., Term Loan B, Letter of Credit, 5.086% 2013[6,7]	125	122
		2,466

Total bonds, notes & other debt instruments (cost: $15,786,000)		14,829

Short-term securities — 21.97%

Federal Home Loan Bank 4.20%–4.34% due 1/25–2/13/2008	39,800	39,619
Lloyds Bank PLC 4.67% due 1/16/2008	32,800	32,730
Fannie Mae 4.25%–4.29% due 2/8–2/22/2008	28,600	28,445
Dexia Delaware LLC 4.95% due 2/8/2008	25,100	24,965
American Honda Finance Corp. 4.48% due 2/4/2008	23,200	23,083
Freddie Mac 4.22%–4.25% due 1/24–1/30/2008	23,000	22,927
Eksportfinans ASA 4.59% due 2/11/2008[5]	22,500	22,368
National Australia Funding (Delaware) Inc. 4.56% due 1/18/2008[5]	20,700	20,653
Swedish Export Credit Corp. 4.77% due 1/17/2008	20,000	19,954
Royal Bank of Scotland PLC 4.70% due 2/20/2008	20,000	19,861
Calyon North America Inc. 5.09% due 1/8/2008	19,500	19,478
Unilever Capital Corp. 4.23% due 1/11/2008[5]	19,100	19,075
GlaxoSmithKline Finance PLC 4.62%–4.65% due 2/1/2008[5]	19,000	18,922
Toronto-Dominion Holdings USA Inc. 4.62% due 1/3/2008[5]	17,700	17,693
Westpac Banking Corp. 4.68% due 1/25/2008[5]	16,900	16,842
Jupiter Securitization Co., LLC 6.00% due 1/10/2008[5]	16,000	15,973
International Bank for Reconstruction and Development 4.30% due 1/28/2008	15,300	15,249
General Electric Capital Corp. 4.15% due 1/2/2008	15,100	15,097
BNP Paribas Finance Inc. 5.138% due 1/7/2008	14,500	14,486
ING (U.S.) Funding LLC 5.15% due 1/9/2008	14,000	13,982
Barclays U.S. Funding Corp. 5.20% due 2/7/2008	13,300	13,227
Canadian Imperial Holdings Inc. 4.665% due 1/3/2008	10,000	9,996
BASF AG 4.35% due 2/12/2008[5]	7,800	7,759
Toyota Motor Credit Corp. 4.49% due 3/19/2008	3,785	3,746

Total short-term securities (cost: $456,169,000)		456,130

Total investment securities (cost: $1,982,546,000)		2,075,284
Other assets less liabilities		829

Net assets		$2,076,113

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $899,654,000.
[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/23/2007 at a cost of $10,154,000) may be subject to legal or contractual restrictions on resale.

[4]	This security has been authorized but has not yet been issued.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $146,436,000, which represented 7.05% of the net assets of the fund.

[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Growth-Income Fund
Investment portfolio

December 31, 2007

Common stocks — 89.74%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 21.37%
Oracle Corp.[1]	38,805,000	$876,217
Microsoft Corp.	18,705,000	665,898
Cisco Systems, Inc.[1]	16,840,000	455,859
Intel Corp.	16,175,000	431,226
International Business Machines Corp.	3,725,000	402,672
Nokia Corp.[2]	8,330,000	320,270
Nokia Corp. (ADR)	930,000	35,703
Hewlett-Packard Co.	7,050,000	355,884
Google Inc., Class A1	476,800	329,698
Yahoo! Inc.[1]	12,860,000	299,124
Flextronics International Ltd.[1]	22,585,336	272,379
Texas Instruments Inc.	4,600,000	153,640
Samsung Electronics Co., Ltd.[2]	245,000	144,040
Motorola, Inc.	8,612,500	138,144
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	71,082,875	135,251
Linear Technology Corp.	3,500,000	111,405
Seagate Technology	3,900,000	99,450
Maxim Integrated Products, Inc.	3,389,000	89,741
Xilinx, Inc.	4,000,000	87,480
MEMC Electronic Materials, Inc.[1]	986,800	87,322
HOYA Corp.[2]	2,550,000	81,394
Symantec Corp.[1]	4,600,000	74,244
Micron Technology, Inc.[1]	9,600,000	69,600
Automatic Data Processing, Inc.	1,455,000	64,791
EMC Corp.[1]	3,469,600	64,292
Lexmark International, Inc., Class A1	1,800,000	62,748
Dell Inc.[1]	2,400,000	58,824
Analog Devices, Inc.	1,750,000	55,475
KLA-Tencor Corp.	1,000,000	48,160
Telefonaktiebolaget LM Ericsson, Class B2	20,000,000	46,766
Applied Materials, Inc.	2,000,000	35,520
SAP AG2	500,000	25,795
Microchip Technology Inc.	820,000	25,764
Tyco Electronics Ltd.	578,750	21,489
Advanced Micro Devices, Inc.[1]	2,000,000	15,000
Western Union Co.	400,000	9,712
Sanmina-SCI Corp.[1]	2,250,000	4,095
		6,255,072

FINANCIALS — 12.41%
American International Group, Inc.	9,800,000	571,340
Bank of America Corp.	12,075,000	498,214
Fannie Mae	10,588,500	423,328
Citigroup Inc.	14,365,000	422,905
JPMorgan Chase & Co.	4,147,900	181,056
HSBC Holdings PLC (ADR)	1,086,050	90,913
HSBC Holdings PLC (Hong Kong)[2]	5,350,000	89,455
Bank of New York Mellon Corp.	3,372,655	164,451
SLM Corp.	8,087,500	162,882
Capital One Financial Corp.	3,350,000	158,321
State Street Corp.	1,600,000	129,920
Freddie Mac	3,666,450	124,916
Genworth Financial, Inc., Class A	4,800,000	122,160
Banco Santander, SA2	3,750,000	80,897
Marsh & McLennan Companies, Inc.	2,955,000	78,219
Countrywide Financial Corp.	8,500,000	75,990
XL Capital Ltd., Class A	1,380,000	69,428
Wachovia Corp.	1,330,419	50,596
Washington Mutual, Inc.	2,440,550	33,216
Allstate Corp.	635,000	33,166
Wells Fargo & Co.	920,000	27,775
MGIC Investment Corp.	1,055,000	23,664
Credit Suisse Group[2]	295,454	17,742
		3,630,554

HEALTH CARE — 12.37%
Aetna Inc.	5,700,000	329,061
Abbott Laboratories	5,140,000	288,611
Roche Holding AG2	1,647,460	283,414
Cardinal Health, Inc.	4,450,000	256,988
Bristol-Myers Squibb Co.	9,260,000	245,575
Amgen Inc.[1]	4,662,200	216,513
Merck & Co., Inc.	3,500,000	203,385
Medtronic, Inc.	4,000,000	201,080
UnitedHealth Group Inc.	3,000,000	174,600
CIGNA Corp.	3,000,000	161,190
Schering-Plough Corp.	5,294,800	141,053
Novo Nordisk A/S, Class B2	2,000,000	130,430
Medco Health Solutions, Inc.[1]	1,268,341	128,610
Pfizer Inc	5,260,000	119,560
St. Jude Medical, Inc.[1]	2,860,000	116,230
Biogen Idec Inc.[1]	1,800,000	102,456
Eli Lilly and Co.	1,850,000	98,771
Genentech, Inc.[1]	1,410,000	94,569
WellPoint, Inc.[1]	1,000,000	87,730
Covidien Ltd.	1,786,325	79,116
Millennium Pharmaceuticals, Inc.[1]	5,000,000	74,900
AstraZeneca PLC (ADR)	678,400	29,049
AstraZeneca PLC (Sweden)[2]	242,000	10,328
Boston Scientific Corp.[1]	2,768,324	32,196
Johnson & Johnson	200,000	13,340
		3,618,755

CONSUMER DISCRETIONARY — 8.97%
Lowe’s Companies, Inc.	17,210,000	389,290
Time Warner Inc.	17,550,000	289,751
Target Corp.	5,760,700	288,035
Best Buy Co., Inc.	4,009,700	211,111
News Corp., Class A	9,515,200	194,966
Carnival Corp., units	3,906,300	173,791
Magna International Inc., Class A	1,878,400	151,080
Carnival PLC[2]	2,750,000	120,314
Royal Caribbean Cruises Ltd.	2,470,000	104,827
Vivendi SA2	2,300,000	104,651
Walt Disney Co.	3,000,000	96,840
D.R. Horton, Inc.	6,950,000	91,532
Harley-Davidson, Inc.	1,950,000	91,084
XM Satellite Radio Holdings Inc., Class A1	5,100,000	62,424
VF Corp.	800,000	54,928
Gentex Corp.	3,000,000	53,310
Mattel, Inc.	1,400,000	26,656
Ross Stores, Inc.	1,000,000	25,570
Expedia, Inc.[1]	786,100	24,856
SEGA SAMMY HOLDINGS INC.[2]	1,880,000	23,473
Kohl’s Corp.[1]	428,800	19,639
Home Depot, Inc.	600,000	16,164
Toyota Motor Corp.[2]	200,000	10,766
		2,625,058

INDUSTRIALS — 8.86%
General Electric Co.	16,050,000	594,973
United Technologies Corp.	4,075,000	311,900
United Parcel Service, Inc., Class B	3,800,000	268,736
Avery Dennison Corp.	3,635,000	193,164
General Dynamics Corp.	2,100,000	186,879
Norfolk Southern Corp.	3,326,500	167,789
3M Co.	1,700,000	143,344
Southwest Airlines Co.	10,945,000	133,529
FANUC LTD[2]	1,000,000	97,570
Tyco International Ltd.	2,236,325	88,670
Emerson Electric Co.	1,400,000	79,324
Waste Management, Inc.	2,150,000	70,241
Ingersoll-Rand Co. Ltd., Class A	1,426,200	66,275
Lockheed Martin Corp.	600,000	63,156
Pitney Bowes Inc.	1,552,200	59,046
Illinois Tool Works Inc.	780,800	41,804
Allied Waste Industries, Inc.[1]	2,536,800	27,956
		2,594,356

ENERGY — 8.59%
Schlumberger Ltd.	5,525,000	543,494
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	168,400
Royal Dutch Shell PLC, Class B (ADR)	1,445,391	119,967
Royal Dutch Shell PLC, Class B2	139,816	5,828
Marathon Oil Corp.	4,125,000	251,048
Chevron Corp.	2,563,200	239,223
Halliburton Co.	6,030,000	228,597
Baker Hughes Inc.	2,565,000	208,022
ConocoPhillips	2,225,000	196,468
Murphy Oil Corp.	1,500,000	127,260
Devon Energy Corp.	1,340,000	119,139
Exxon Mobil Corp.	1,150,000	107,744
BP PLC[2]	7,500,000	91,413
EOG Resources, Inc.	700,000	62,475
Smith International, Inc.	500,000	36,925
Spectra Energy Corp	332,500	8,585
		2,514,588

CONSUMER STAPLES — 6.62%
PepsiCo, Inc.	4,850,000	368,115
Molson Coors Brewing Co., Class B	4,430,000	228,677
Altria Group, Inc.	2,725,000	205,956
Avon Products, Inc.	4,802,400	189,839
Wal-Mart Stores, Inc.	3,820,000	181,565
Walgreen Co.	3,318,800	126,380
L’Oréal SA2	780,000	111,181
Wm. Wrigley Jr. Co.	1,800,000	105,390
Nestlé SA2	230,000	105,254
Kraft Foods Inc., Class A	3,025,000	98,706
Sara Lee Corp.	5,000,000	80,300
Kellogg Co.	1,378,300	72,264
ConAgra Foods, Inc.	1,800,000	42,822
Kimberly-Clark Corp.	280,000	19,415
		1,935,864

MATERIALS — 3.57%
Air Products and Chemicals, Inc.	2,660,000	262,356
USX Corp.	1,225,000	148,115
Dow Chemical Co.	1,900,000	74,898
Mosaic Co.[1]	757,531	71,465
Monsanto Co.	633,000	70,700
Barrick Gold Corp.	1,590,000	66,859
International Paper Co.	1,950,000	63,141
E.I. du Pont de Nemours and Co.	1,300,000	57,317
Weyerhaeuser Co.	750,000	55,305
Newmont Mining Corp.	1,125,000	54,934
Syngenta AG2	175,000	44,345
JSC Uralkali (GDR)[1,2]	721,606	26,578
JSC Uralkali (GDR)[1,2,3]	250,003	9,208
Sealed Air Corp.	1,420,000	32,859
MeadWestvaco Corp.	258,200	8,082
		1,046,162

TELECOMMUNICATION SERVICES — 2.97%
Telephone and Data Systems, Inc.	2,850,700	178,454
Telephone and Data Systems, Inc., Special Common Shares	2,300,900	132,532
Sprint Nextel Corp., Series 1	15,800,000	207,454
Qwest Communications International Inc.[1]	25,710,200	180,228
AT&T Inc.	2,450,000	101,822
Verizon Communications Inc.	1,500,000	65,535
Embarq Corp.	57,500	2,848
		868,873

UTILITIES — 1.57%
Exelon Corp.	1,935,000	157,973
Dominion Resources, Inc.	2,500,000	118,625
Public Service Enterprise Group Inc.	800,000	78,592
FirstEnergy Corp.	650,000	47,021
FPL Group, Inc.	600,000	40,668
Duke Energy Corp.	665,000	13,413
American Electric Power Co., Inc.	67,900	3,162
		459,454

MISCELLANEOUS — 2.44%
Other common stocks in initial period of acquisition		713,815

Total common stocks (cost: $21,599,712,000)		26,262,551

	Shares or	Market value
Convertible securities — 0.18%	principal amount	(000)

CONSUMER DISCRETIONARY — 0.09%
Ford Motor Co. 4.25% convertible notes 2036	$25,000,000	$24,969

MISCELLANEOUS — 0.09%
Other convertible securities in initial period of acquisition		27,672

Total convertible securities (cost: $57,872,000)		52,641

	Principal amount
Bonds, notes & other debt instruments — 0.04%	(000)

CONSUMER DISCRETIONARY — 0.04%
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	$13,300	12,934

Total bonds, notes & other debt instruments (cost: $12,602,000)		12,934

Short-term securities — 9.85%

Federal Home Loan Bank 4.15%–4.63% due 1/4–6/20/2008	361,157	359,386
Fannie Mae 4.13%–4.29% due 1/18–4/1/2008	220,850	219,289
United Parcel Service Inc. 4.15%–4.50% due 2/1–3/31/2008[3]	205,900	204,149
Coca-Cola Co. 4.18%–4.52% due 1/8–3/7/2008[3]	191,700	190,567
Freddie Mac 4.14%–4.25% due 1/30–5/5/2008	179,400	177,457
IBM International Group Capital LLC 4.35%–4.52% due 1/10–2/26/2008[3]	97,000	96,656
IBM Capital Inc. 4.20% due 3/10/2008[3]	52,700	52,222
IBM Corp. 4.21% due 1/15/2008[3]	20,000	19,965
Procter & Gamble International Funding S.C.A. 4.22%–4.76% due 1/9–2/20/2008[3]	137,100	136,588
Procter & Gamble Co. 4.47% due 2/8/2008[3]	25,000	24,861
Bank of America Corp. 4.695%–5.00% due 1/16–2/26/2008	147,600	146,786
U.S. Treasury Bills 3.00%–4.021% due 1/3–6/19/2008	133,800	132,846
Jupiter Securitization Co., LLC 4.77%–6.00% due 1/4–1/10/2008[3]	65,000	64,936
JPMorgan Chase & Co. 4.95% due 3/24/2008	50,000	49,447
Hewlett-Packard Co. 4.25%–4.55% due 1/8–1/16/2008[3]	109,600	109,470
Edison Asset Securitization LLC 4.61%–4.91% due 1/23–1/24/2008[3]	96,200	95,866
Wal-Mart Stores Inc. 4.68%–4.72% due 1/8–1/29/2008[3]	70,000	69,797
International Lease Finance Corp. 4.69%–4.85% due 1/3–2/4/2008	67,100	66,955
Variable Funding Capital Corp. 4.65%–5.08% due 1/8–1/9/2008[3]	65,000	64,921
CAFCO, LLC 4.71%–5.30% due 1/7–1/9/2008[3]	60,900	60,831
Medtronic Inc. 4.25%–4.58% due 1/18–1/29/2008[3]	55,600	55,421
NetJets Inc. 4.19%–4.47% due 1/11–2/25/2008[3]	52,800	52,546
FCAR Owner Trust I 5.55% due 1/28/2008	50,000	49,784
Private Export Funding Corp. 4.42%–4.75% due 1/8–1/25/2008[3]	46,600	46,493
Paccar Financial Corp. 4.73% due 1/10/2008	42,500	42,444
Honeywell International Inc. 4.45% due 1/24–1/29/2008[3]	41,800	41,646
Walgreen & Co. 4.46% due 1/15/2008	40,000	39,926
Federal Farm Credit Banks 4.15%–4.21% due 1/2–1/8/2008	39,400	39,377
Harley-Davidson Funding Corp. 4.50%–4.68% due 1/8–2/27/2008[3]	38,830	38,657
Prudential Funding, LLC 4.30% due 2/5/2008	28,025	27,904
Harvard University 4.40% due 2/13/2008	20,000	19,873
Anheuser-Busch Cos. Inc. 4.18% due 2/20/2008[3]	20,000	19,861
Becton, Dickinson and Co. 4.48% due 1/10/2008	17,500	17,478
E.I. duPont de Nemours and Co. 4.19% due 1/31/2008[3]	15,600	15,544
Estée Lauder Companies Inc. 4.51% due 1/18/2008[3]	15,000	14,966
Yale University 4.60% due 1/8/2008	11,000	10,989
Johnson & Johnson 4.20% due 1/10/2008[3]	5,200	5,194

Total short-term securities (cost: $2,881,366,000)		2,881,098

Total investment securities (cost: $24,551,552,000)		29,209,224
Other assets less liabilities		56,591

Net assets		$29,265,815

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,237,377,000.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,490,365,000, which represented 5.09% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Asset Allocation Fund
Investment portfolio

December 31, 2007

Common stocks — 63.68%	Shares	Market value (000)

ENERGY — 10.85%
Suncor Energy Inc.	1,969,798	$214,146
Schlumberger Ltd.	2,059,800	202,623
Chevron Corp.	1,584,328	147,865
Petro-Canada	2,150,000	115,341
Marathon Oil Corp.	1,200,000	73,032
Rosetta Resources Inc.[1,2,3]	2,970,000	58,895
Arch Coal, Inc.	1,000,000	44,930
Cameco Corp.	1,015,600	40,487
Pioneer Natural Resources Co.	580,000	28,327
CONSOL Energy Inc.	395,000	28,250
Murphy Oil Corp.	200,000	16,968
Baker Hughes Inc.	200,000	16,220
EOG Resources, Inc.	150,000	13,387
Energy XXI (Bermuda) Ltd.[1,4,5]	1,108,618	5,155
CNX Gas Corp.[1,5]	125,000	3,994
		1,009,620

INFORMATION TECHNOLOGY — 8.38%
Nokia Corp. (ADR)	3,360,000	128,990
Microsoft Corp.	3,050,000	108,580
International Business Machines Corp.	800,000	86,480
Cisco Systems, Inc.[1]	3,000,000	81,210
Hewlett-Packard Co.	1,500,000	75,720
Oracle Corp.[1]	3,000,000	67,740
Intel Corp.	2,500,000	66,650
Avnet, Inc.[1]	1,400,000	48,958
Yahoo! Inc.[1]	1,500,000	34,890
Kyocera Corp.[4]	380,000	33,254
Nortel Networks Corp.[1]	1,100,000	16,599
Google Inc., Class A1	20,000	13,830
VeriSign, Inc.[1]	350,000	13,163
DataPath, Inc.[1,2,4]	1,189,763	4,164
		780,228

HEALTH CARE — 8.22%
Medtronic, Inc.	2,250,000	113,107
Wyeth	2,100,000	92,799
Johnson & Johnson	1,300,000	86,710
United Therapeutics Corp.[1]	750,000	73,238
Abbott Laboratories	1,300,000	72,995
Endo Pharmaceuticals Holdings Inc.[1]	2,500,000	66,675
Eli Lilly and Co.	1,200,000	64,068
Bristol-Myers Squibb Co.	2,000,000	53,040
Roche Holding AG4	271,780	46,755
Amgen Inc.[1]	750,000	34,830
Shire PLC (ADR)	500,000	34,475
Schering-Plough Corp.	1,000,000	26,640
		765,332

FINANCIALS — 7.30%
Fannie Mae	5,120,000	204,698
JPMorgan Chase & Co.	1,500,000	65,475
Bank of New York Mellon Corp.	1,200,000	58,512
Bank of America Corp.	1,250,000	51,575
Citigroup Inc.	1,700,000	50,048
Freddie Mac	1,450,000	49,402
AMP Ltd.[4]	4,925,210	42,808
Allied Irish Banks, PLC[4]	1,815,000	41,646
T. Rowe Price Group, Inc.	600,000	36,528
Wells Fargo & Co.	1,000,000	30,190
Marshall & Ilsley Corp.	999,999	26,480
Berkshire Hathaway Inc., Class A1	120	16,992
XL Capital Ltd., Class A	100,000	5,031
		679,385

INDUSTRIALS — 6.16%
Boeing Co.	1,750,000	153,055
Deere & Co.	1,280,000	119,194
General Electric Co.	2,250,000	83,408
Raytheon Co.	1,040,000	63,128
Mitsubishi Corp.[4]	2,000,000	54,485
UAL Corp.[1]	1,002,469	35,748
ITT Corp.	300,000	19,812
AMR Corp.[1]	1,000,000	14,030
Grafton Group PLC, units[4]	1,760,000	13,811
FedEx Corp.	125,000	11,146
DigitalGlobe Inc.[1,2,4]	1,225,858	4,903
		572,720

CONSUMER DISCRETIONARY — 5.90%
Lowe’s Companies, Inc.	4,110,000	92,968
Best Buy Co., Inc.	1,705,350	89,787
Johnson Controls, Inc.	2,400,000	86,496
Target Corp.	1,150,000	57,500
Saks Inc.[1]	2,000,000	41,520
Kohl’s Corp.[1]	900,000	41,220
Pinnacle Entertainment, Inc.[1]	1,575,000	37,107
Fortune Brands Inc.	500,000	36,180
Penn National Gaming, Inc.[1]	495,000	29,477
Magna International Inc., Class A	320,000	25,738
Toyota Motor Corp.[4]	200,000	10,766
		548,759

MATERIALS — 5.24%
BHP Billiton Ltd.[4]	4,615,000	161,646
Newmont Mining Corp.	2,365,000	115,483
Rio Tinto PLC[4]	727,572	75,969
Alcoa Inc.	1,500,000	54,825
E.I. du Pont de Nemours and Co.	1,000,000	44,090
Weyerhaeuser Co.	480,000	35,395
		487,408

CONSUMER STAPLES — 3.98%
Altria Group, Inc.	2,300,000	173,834
Coca-Cola Co.	1,550,000	95,124
PepsiCo, Inc.	1,000,000	75,900
C&C Group PLC[4]	4,327,519	25,823
		370,681

TELECOMMUNICATION SERVICES — 3.74%
Sprint Nextel Corp., Series 1	11,100,000	145,743
Vodafone Group PLC[4]	20,000,000	74,289
Verizon Communications Inc.	1,200,000	52,428
Telephone and Data Systems, Inc., Special Common Shares	575,000	33,120
KDDI Corp.[4]	3,400	25,249
AT&T Inc.	400,000	16,624
American Tower Corp., Class A1	7,045	300
COLT Telecom Group SA1,4	51,200	167
		347,920

UTILITIES — 1.15%
Reliant Energy, Inc.[1]	3,250,000	85,280
KGen Power Corp.[1,2,4]	1,339,516	21,432
		106,712

MISCELLANEOUS — 2.76%
Other common stocks in initial period of acquisition		256,901

Total common stocks (cost: $4,699,189,000)		5,925,666

Preferred stocks — 0.13%

FINANCIALS — 0.13%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[6]	4,925,000	4,672
Sumitomo Mitsui Banking Corp. 6.078%[5,6]	2,600,000	2,408
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[5,6]	1,755,000	1,486
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	60,000	1,306
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[5,6]	1,025,000	1,034
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[5,6]	150,000	152
XL Capital Ltd., Series E, 6.50% (undated)[6]	1,000,000	876

Total preferred stocks (cost: $12,731,000)		11,934

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
GT Group Telecom Inc., warrants, expire 2010[1,4,5]	2,250	0

Total rights & warrants (cost: $117,000)		0

	Principal amount
Bonds, notes & other debt instruments — 21.70%	(000)

MORTGAGE-BACKED OBLIGATIONS[7]— 6.25%
Fannie Mae 7.00% 2009	$9	9
Fannie Mae 4.89% 2012	10,000	10,021
Fannie Mae 4.00% 2015	5,786	5,712
Fannie Mae 5.50% 2017	2,396	2,449
Fannie Mae 5.00% 2018	6,306	6,349
Fannie Mae 5.50% 2020	11,752	11,924
Fannie Mae 6.00% 2021	595	609
Fannie Mae 6.00% 2021	472	483
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	4,387	4,319
Fannie Mae 6.00% 2026	3,766	3,836
Fannie Mae 5.50% 2033	8,988	8,992
Fannie Mae 5.50% 2033	5,459	5,460
Fannie Mae 4.50% 2035	18,226	17,271
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	907	686
Fannie Mae 6.00% 2036	18,954	19,253
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	3,206	3,301
Fannie Mae 5.50% 2037	17,272	17,247
Fannie Mae 6.00% 2037	42,841	43,515
Fannie Mae 6.00% 2037[4]	4,736	4,759
Fannie Mae 6.50% 2037	2,187	2,229
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	774	808
Fannie Mae 7.00% 2047	4,238	4,358
Fannie Mae 7.00% 2047	1,260	1,296
Freddie Mac 6.50% 2016	800	824
Freddie Mac 5.00% 2018	2,204	2,214
Freddie Mac 6.00% 2026	21,263	21,669
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	801	849
Freddie Mac, Series 3233, Class PA, 6.00% 2036	5,881	6,059
Freddie Mac, Series 3312, Class PA, 5.50% 2037	5,853	5,893
Freddie Mac 6.00% 2037	29,375	29,818
Freddie Mac 6.00% 2037	1,437	1,458
Freddie Mac 6.00% 2038	23,000	23,334
Wells Fargo Mortgage-backed Securities Trust, Series 2003-13, Class A-1, 4.50% 2018	13,485	12,897
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	3,432	3,281
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	6,471	6,302
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	6,213	6,102
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[6]	6,142	6,043
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	5,499	5,263
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	9,466	9,438
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	4,043	3,926
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.876% 2047[6]	15,187	14,780
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019[4]	3,377	3,328
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[4]	7,518	7,292
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.25% 2036[6]	4,861	4,813
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	3,008	3,020
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	3,923	3,946
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.922% 2036[6]	13,557	13,453
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[6]	6,122	6,010
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	16,190	15,851
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[6]	12,000	12,035
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[6]	2,625	2,721
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020[4]	1,903	1,849
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,225	3,269
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,644	1,625
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	135	135
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	2,000	2,086
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	5,000	5,219
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[6]	4,000	3,949
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.266% 2044[6]	10,000	9,924
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	9,695	9,600
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	3,880	3,895
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	5,910	5,872
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-3, 4.868% 2042	7,000	6,872
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4,5]	3,125	3,031
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[4,5]	2,125	2,037
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[4,5]	1,875	1,735
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[4,5]	2,725	2,510
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[4,5]	2,950	2,681
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	8,103	8,054
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.617% 2035[6]	6,696	6,474
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.928% 2036[6]	750	738
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	1,000	1,043
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	5,000	5,217
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[5]	3,800	3,764
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[4,5]	1,800	1,721
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[4,5]	700	662
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	6,218	6,039
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	4,000	4,036
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044[6]	2,000	2,003
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.844% 2036[6]	2,569	2,519
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.883% 2036[4,6]	3,378	3,349
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[6]	5,908	5,859
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,000	5,773
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[4,5]	4,000	3,981
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[4,5]	1,460	1,422
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[4,5]	4,000	3,993
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[4,5]	335	316
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[4,5]	335	312
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[4,5]	335	316
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[4,5]	335	313
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	5,000	5,063
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[6]	5,000	5,029
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	3,975	3,861
GE Capital Commercial Mortgage Corp., Series 2002-1, Class A-3, 6.269% 2035	3,338	3,518
GSR Mortgage Loan Trust, Series 2004-6F, Class IVA-1, 5.00% 2019	1,677	1,633
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	1,774	1,752
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	3,363	3,271
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[4]	2,826	2,825
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A-2, 4.112% 2017	2,675	2,639
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.964% 2034[6]	2,061	2,025
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[5]	1,770	1,836
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	1,771	1,774
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[6]	1,291	1,301
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class C, 7.786% 2036	1,000	1,040
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	989	1,030
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	1,006	996
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.516% 2027[5,6]	457	456
DLJ Mortgage Acceptance Corp., Series 1998-CF1, Class A-1B, 6.41% 2031	61	61
Government National Mortgage Assn. 8.50% 2021	44	49
		581,857

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 5.59%
U.S. Treasury 3.375% 2008	6,500	6,501
U.S. Treasury 3.625% 2009	7,000	7,054
U.S. Treasury 4.50% 2009	6,000	6,107
U.S. Treasury 3.875% 2010	164,000	167,549
U.S. Treasury 2.00% 2012[4,8]	7,207	7,474
U.S. Treasury 4.875% 2012	91,000	96,510
U.S. Treasury 7.25% 2016	2,000	2,459
U.S. Treasury 9.25% 2016	2,000	2,731
U.S. Treasury 8.875% 2017	5,000	6,879
U.S. Treasury 7.875% 2021	12,000	16,138
U.S. Treasury 6.625% 2027	35,000	44,423
U.S. Treasury 5.25% 2029	5,125	5,641
U.S. Treasury 4.50% 2036	35,000	35,191
Fannie Mae 5.25% 2012	30,000	31,254
Fannie Mae 6.25% 2029	5,375	6,309
Fannie Mae 7.25% 2030	7,000	9,207
Freddie Mac 4.875% 2008	1,170	1,175
Freddie Mac 5.25% 2011	30,000	31,410
Federal Home Loan Bank 5.125% 2013	13,000	13,682
Federal Home Loan Bank 5.625% 2016	17,375	18,328
Federal Agricultural Mortgage Corp. 4.25% 2008	3,000	2,999
CoBank ACB 5.591% 2022[4,5,6]	1,750	1,579
		520,600

FINANCIALS — 2.06%
Citigroup Inc. 6.125% 2017	3,000	3,087
Citigroup Capital XXI 8.30% 2057	5,825	6,100
Washington Mutual, Inc. 5.25% 2017	2,000	1,671
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[4,5,6]	5,100	2,958
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[5,6]	7,100	4,193
Lazard Group LLC 7.125% 2015	4,880	4,973
Lazard Group LLC 6.85% 2017	2,275	2,251
Countrywide Home Loans, Inc., Series L, 3.25% 2008	725	655
Countrywide Home Loans, Inc., Series M, 4.125% 2009	2,840	2,084
Countrywide Financial Corp., Series A, 4.50% 2010	150	109
Countrywide Financial Corp., Series B, 5.80% 2012	5,700	4,168
Residential Capital Corp. 7.875% 2010	6,550	4,225
General Motors Acceptance Corp. 6.75% 2014	3,105	2,508
JPMorgan Chase & Co. 6.00% 2018	3,500	3,568
JPMorgan Chase Capital XVIII, Series R, 6.95% 2066	2,560	2,439
Lehman Brothers Holdings Inc. 6.50% 2017	1,250	1,267
Lehman Brothers Holdings Inc. 6.75% 2017	4,300	4,440
Prudential Financial, Inc., Series D, 5.50% 2016	2,000	1,987
Prudential Holdings, LLC, Series C, 8.695% 2023[5,7]	3,000	3,711
TuranAlem Finance BV 8.50% 2015	4,750	4,192
TuranAlem Finance BV 8.25% 2037[5]	1,750	1,496
HBOS PLC, Series B, 5.92% (undated)[5,6]	6,500	5,678
Royal Bank of Scotland Group PLC 6.99% (undated)[5,6]	5,500	5,493
UniCredito Italiano SpA 5.584% 2017[5]	3,500	3,470
HVB Funding Trust III 9.00% 2031[5]	1,600	1,811
Wachovia Bank NA 6.60% 2038	4,875	4,915
Barclays Bank PLC 7.434% (undated)[5,6]	4,640	4,830
Developers Diversified Realty Corp. 3.875% 2009	3,000	2,932
Developers Diversified Realty Corp. 5.50% 2015	2,000	1,871
International Lease Finance Corp. 4.35% 2008	1,500	1,490
American General Finance Corp., Series J, 6.50% 2017	3,000	2,930
SLM Corp., Series A, 5.00% 2015[4]	5,000	4,250
BNP Paribas 7.195% (undated)[5,6]	4,000	3,956
BOI Capital Funding (No. 2) LP 5.571% (undated)[5,6]	4,500	3,893
Monumental Global Funding III 5.443% 2014[5,6]	4,000	3,887
Hospitality Properties Trust 6.70% 2018	3,830	3,789
CIT Group Inc. 7.625% 2012	3,650	3,703
Merrill Lynch & Co., Inc., Series C, 6.40% 2017	1,000	1,018
Merrill Lynch & Co., Inc. 6.11% 2037	3,000	2,658
Realogy Corp., Term Loan B, 8.24% 2013[6,7]	627	551
Realogy Corp., Term Loan B, Letter of Credit, 8.24% 2013[6,7]	169	148
Realogy Corp. 10.50% 2014[5]	2,275	1,706
Realogy Corp. 11.00% 2014[5,9]	1,725	1,203
Charles Schwab Corp., Series A, 6.375% 2017	2,000	2,061
Schwab Capital Trust I 7.50% 2037	1,500	1,512
AXA SA 6.379% (undated)[5,6]	4,000	3,458
Goldman Sachs Group, Inc. 6.75% 2037	3,500	3,440
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	3,500	3,417
iStar Financial, Inc. 6.05% 2015	4,000	3,394
E*TRADE Financial Corp. 8.00% 2011	1,575	1,374
E*TRADE Financial Corp. 7.875% 2015	2,560	1,965
Wells Fargo & Co. 5.625% 2017	3,250	3,258
QBE Capital Funding II LP 6.797% (undated)[5,6]	3,250	3,117
HSBK (Europe) BV 7.25% 2017[5]	2,295	2,002
HSBK (Europe) BV 7.25% 2017	1,250	1,091
Allstate Corp., Series B, 6.125% 2067	3,070	2,967
Liberty Mutual Group Inc. 6.50% 2035[5]	1,335	1,222
Liberty Mutual Group Inc. 7.50% 2036[5]	1,750	1,713
ZFS Finance (USA) Trust V 6.50% 2067[5]	3,000	2,774
Fifth Third Capital Trust IV 6.50% 2067	3,000	2,725
Ford Motor Credit Co. 7.375% 2009	650	612
Ford Motor Credit Co. 7.375% 2011	2,000	1,792
Kimco Realty Corp. 5.70% 2017	2,495	2,333
Capmark Financial Group, Inc. 5.875% 2012[5]	2,600	2,060
Northern Rock PLC 5.60% (undated)[4,5,6]	200	115
Northern Rock PLC 6.594% (undated)[4,5,6]	3,200	1,840
Glen Meadow Pass Through Trust 6.505% 2067[4,5]	2,000	1,917
Sumitomo Mitsui Banking Corp. 5.625% (undated)[5,6]	1,780	1,665
CNA Financial Corp. 7.25% 2023	1,550	1,596
PNC Funding Corp., Series II, 6.113% (undated)[4,5,6]	1,800	1,521
Simon Property Group, LP 5.875% 2017	1,500	1,440
Ambac Financial Group, Inc. 6.15% 2087	1,765	1,293
Rouse Co. 6.75% 2013[5]	1,225	1,144
Assurant, Inc. 5.625% 2014	1,150	1,127
Brandywine Operating Partnership, LP 5.75% 2012	1,000	991
ProLogis 5.625% 2015	525	503
Plum Creek Timberlands, LP 5.875% 2015	125	123
		191,826

CONSUMER DISCRETIONARY — 1.90%
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,825	5,592
Charter Communications Operating, LLC, Term Loan Facilities B, 6.99% 2014[6,7]	3,050	2,855
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[5]	1,150	1,118
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,865	3,989
Univision Communications, Inc., Second Lien Term Loan, 7.345% 2009[6,7]	1,000	980
Univision Communications, Inc., First Lien Term Loan B, 7.21% 2014[6,7]	1,410	1,288
Univision Communications Inc. 9.75% 2015[5,9]	8,680	7,953
CanWest Media Inc., Series B, 8.00% 2012	5,102	4,840
CanWest MediaWorks Inc. 9.25% 2015[5]	500	492
TL Acquisitions, Inc., Term Loan B, 7.60% 2014[6,7]	2,594	2,459
Thomson Learning 0%/13.25% 2015[5,10]	940	748
Thomson Learning 10.50% 2015[5]	2,150	2,077
Sun Media Corp. 7.625% 2013	2,000	1,958
Quebecor Media Inc. 7.75% 2016[5]	2,075	2,002
Quebecor Media Inc. 7.75% 2016	1,325	1,279
Michaels Stores, Inc., Term Loan B, 7.625% 2013[6,7]	995	918
Michaels Stores, Inc. 10.00% 2014	3,575	3,414
Michaels Stores, Inc. 11.375% 2016	850	784
Boyd Gaming Corp. 7.75% 2012	1,000	1,018
Boyd Gaming Corp. 6.75% 2014	1,100	1,053
Boyd Gaming Corp. 7.125% 2016	2,725	2,589
American Media Operations, Inc., Series B, 10.25% 2009	3,700	3,061
American Media Operations, Inc. 8.875% 2011	1,839	1,513
Hanesbrands Inc., Series B, 8.204% 2014[6]	4,585	4,562
Comcast Corp. 6.95% 2037	4,000	4,331
Cox Communications, Inc. 7.875% 2009	4,000	4,186
Cablevision Systems Corp., Series B, 8.00% 2012	4,050	3,949
Tenneco Automotive Inc. 8.625% 2014	3,865	3,817
Ford Motor Co. 6.50% 2018	3,007	2,229
Ford Motor Co. 8.875% 2022	1,925	1,540
Pulte Homes, Inc. 4.875% 2009	3,000	2,793
Pulte Homes, Inc. 7.875% 2011	1,000	967
Centex Corp. 5.25% 2015	3,285	2,786
Centex Corp. 6.50% 2016	1,090	970
AOL Time Warner Inc. 7.625% 2031	3,125	3,468
Radio One, Inc., Series B, 8.875% 2011	2,810	2,638
Radio One, Inc. 6.375% 2013	950	790
Allison Transmission Holdings, Inc. 11.25% 2015[5,9]	3,850	3,417
Dex Media, Inc., Series B, 8.00% 2013	1,750	1,654
R.H. Donnelley Corp. 8.875% 2017[5]	1,795	1,669
Pinnacle Entertainment, Inc. 7.50% 2015[5]	3,500	3,194
Seneca Gaming Corp. 7.25% 2012	2,100	2,126
Seneca Gaming Corp., Series B, 7.25% 2012	950	962
McGraw-Hill Companies, Inc. 5.375% 2012	3,000	3,058
Neiman Marcus Group, Inc. 9.00% 2015[9]	2,900	3,005
Education Management LLC and Education Management Finance Corp. 8.75% 2014	450	454
Education Management LLC and Education Management Finance Corp. 10.25% 2016	2,345	2,427
Young Broadcasting Inc. 10.00% 2011	3,367	2,647
Riddell Bell Holdings Inc. 8.375% 2012	2,925	2,647
William Lyon Homes, Inc. 10.75% 2013	3,200	1,936
William Lyon Homes, Inc. 7.50% 2014	1,000	605
MGM MIRAGE 6.75% 2013	1,645	1,604
MGM MIRAGE 6.625% 2015	925	872
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	2,450	2,438
Idearc Inc. 8.00% 2016	2,625	2,422
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,295	2,381
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,379
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	3,250	2,377
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,470	845
K. Hovnanian Enterprises, Inc. 7.75% 2013	2,200	1,243
K. Hovnanian Enterprises, Inc. 6.50% 2014	250	176
NTL Cable PLC 8.75% 2014	2,250	2,244
WDAC Intermediate Corp. 8.375% 2014[5]	1,675	1,675
WDAC Intermediate Corp. 8.50% 2014	€375	515
LBI Media, Inc. 8.50% 2017[5]	$2,230	2,160
Vidéotron Ltée 6.875% 2014	1,225	1,205
Vidéotron Ltée 6.375% 2015	1,000	944
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,300	2,139
Toys “R” Us, Inc. 7.625% 2011	2,505	2,123
DaimlerChrysler North America Holding Corp. 7.20% 2009	1,000	1,032
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,000	1,075
Grupo Posadas, SA de CV 8.75% 2011[5]	2,000	2,055
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	2,250	2,005
Warner Music Group 7.375% 2014	2,500	1,938
Burlington Coat Factory Warehouse Corp. 11.125% 2014	2,250	1,817
Standard Pacific Corp. 5.125% 2009	1,002	797
Standard Pacific Corp. 6.50% 2010	923	632
Standard Pacific Corp. 6.25% 2014	60	40
Standard Pacific Corp. 7.00% 2015	310	206
iesy Repository GmbH 10.125% 2015	€1,000	1,529
Toll Brothers Finance Corp. 5.95% 2013	$500	462
Toll Brothers, Inc. 4.95% 2014	800	709
Toll Brothers, Inc. 5.15% 2015	315	286
Liberty Media Corp. 8.25% 2030	1,375	1,326
DaimlerChrysler Financial Services Americas LLC, First Lien Term Loan, 9.00% 2012[6,7]	264	255
DaimlerChrysler Financial Services Americas LLC, Second Lien Term Loan, 11.50% 2013[6,7]	1,050	933
News America Inc. 5.30% 2014	1,165	1,161
TRW Automotive Inc. 7.00% 2014[5]	1,250	1,156
Claire’s Stores, Inc., Term Loan, 7.595% 2014[6,7]	1,343	1,140
Local T.V. Finance LLC 9.25% 2015[5,9]	1,170	1,123
Limited Brands, Inc. 6.90% 2017	640	619
Meritage Homes Corp. 6.25% 2015	825	578
Delphi Corp. 6.50% 2013[11]	985	576
Carmike Cinemas, Inc., Term Loan B, 8.65% 2012[6,7]	422	413
Cooper-Standard Automotive Inc. 7.00% 2012	375	327
Stoneridge, Inc. 11.50% 2012	2	2
		176,741

INDUSTRIALS — 0.94%
Nielsen Finance LLC, Term Loan B, 7.146% 2013[6,7]	1,570	1,496
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	3,500	3,596
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[10]	6,050	4,280
DRS Technologies, Inc. 6.875% 2013	3,050	3,050
DRS Technologies, Inc. 6.625% 2016	850	844
DRS Technologies, Inc. 7.625% 2018	1,025	1,043
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 8.58% 2014[6,7]	852	847
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 8.60% 2014[6,7]	645	641
DAE Aviation Holdings, Inc. 11.25% 2015[5]	3,200	3,392
Hawker Beechcraft 8.50% 2015[5]	525	526
Hawker Beechcraft 8.875% 2015[5,9]	3,865	3,836
Hawker Beechcraft 9.75% 2017[5]	350	349
General Electric Co. 5.25% 2017	4,500	4,499
US Investigations Services 10.50% 2015[5]	3,100	2,852
US Investigations Services 11.75% 2016[5]	1,735	1,518
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[5,7]	3,566	3,745
ARAMARK Corp., Term Loan B, 6.83% 2014[6,7]	2,446	2,332
ARAMARK Corp., Term Loan B, Letter of Credit, 6.83% 2014[6,7]	175	167
ARAMARK Corp. 8.50% 2015	1,125	1,145
THL Buildco, Inc. 8.50% 2014	4,480	3,606
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	3,278	3,430
TransDigm Inc. 7.75% 2014	3,125	3,188
Northwest Airlines, Inc., Term Loan B, 8.33% 2013[6,7]	1,030	959
Northwest Airlines, Inc., Term Loan A, 6.58% 2018[6,7]	2,244	2,177
Raytheon Co. 4.85% 2011	3,000	3,010
Atlas Copco AB 5.60% 2017[5]	2,750	2,756
Accuride Corp. 8.50% 2015	3,340	2,722
TFM, SA de CV 9.375% 2012	2,500	2,631
Allied Waste North America, Inc., Series B, 7.375% 2014	2,415	2,421
Hertz Corp. 10.50% 2016	2,125	2,210
Caterpillar Financial Services Corp., Series F, 4.85% 2012	2,125	2,131
Waste Management, Inc. 6.875% 2009	2,000	2,054
USG Corp. 6.30% 2016	2,000	1,810
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	704	715
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[7]	1,070	1,065
Ashtead Group PLC 8.625% 2015[5]	1,050	924
Ashtead Capital, Inc. 9.00% 2016[5]	900	801
Navios Maritime Holdings Inc. 9.50% 2014	1,600	1,644
BNSF Funding Trust I 6.613% 2055	1,115	1,044
ACIH, Inc. 0%/11.50% 2012[5,10]	1,815	1,044
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[7]	109	109
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[7]	251	251
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[4,7,11]	1,680	588
RSC Holdings III, LLC, Second Lien Term Loan B, 8.75% 2013[6,7]	895	835
Union Pacific Corp. 5.75% 2017	805	803
Goodman Global Holdings, Inc., Series B, 7.875% 2012	765	792
Alion Science and Technology Corp. 10.25% 2015	840	720
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[7]	635	582
		87,180

TELECOMMUNICATION SERVICES — 0.86%
American Tower Corp. 7.125% 2012	7,840	8,095
American Tower Corp. 7.50% 2012	250	259
American Tower Corp. 7.00% 2017[5]	3,875	3,914
SBC Communications Inc. 4.125% 2009	2,250	2,237
BellSouth Corp. 4.20% 2009	3,000	2,983
SBC Communications Inc. 5.10% 2014	1,125	1,115
AT&T Corp 8.00% 2031	2,000	2,463
Nextel Communications, Inc., Series F, 5.95% 2014	2,800	2,635
Sprint Capital Corp. 6.875% 2028	2,225	2,116
Sprint Capital Corp. 8.75% 2032	2,500	2,826
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,475	1,556
Centennial Communications Corp. 10.981% 2013[6]	1,000	1,028
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014	3,600	3,564
Triton PCS, Inc. 8.50% 2013	5,800	6,032
Rural Cellular Corp. 10.661% 2012[6]	1,300	1,333
Rural Cellular Corp. 8.124% 2013[6]	4,250	4,335
Verizon Communications Inc. 5.50% 2017	5,050	5,083
Telecom Italia Capital SA 7.20% 2036	4,000	4,424
Intelsat (Bermuda), Ltd. 8.25% 2013	1,855	1,874
Intelsat Corp. 9.00% 2016	1,750	1,772
British Telecommunications PLC 5.95% 2018	3,500	3,534
Vodafone Group PLC 6.15% 2037	3,500	3,468
Hawaiian Telcom Communications, Inc. 9.75% 2013	2,545	2,539
Hawaiian Telcom Communications, Inc. 10.318% 2013[6]	175	177
Hawaiian Telcom Communications, Inc., Term Loan C, 7.08% 2014[6,7]	607	575
Windstream Corp. 8.125% 2013	2,225	2,314
Windstream Corp. 8.625% 2016	150	158
Level 3 Financing, Inc. 9.25% 2014	2,625	2,389
Millicom International Cellular SA 10.00% 2013	2,010	2,151
Cricket Communications, Inc. 9.375% 2014	1,710	1,612
MetroPCS Wireless, Inc. 9.25% 2014	1,500	1,418
		79,979

ASSET-BACKED OBLIGATIONS[7]— 0.78%
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.079% 2013[6]	9,860	9,823
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[5]	6,860	6,845
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[4,5]	6,600	6,596
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[4,6]	2,000	1,500
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[4,6]	4,250	3,798
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014[4]	2,500	2,406
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	2,750	2,769
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 5.615% 2034[4,6]	5,000	4,500
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 5.025% 2036[6]	4,000	3,739
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[5]	3,250	3,198
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[5]	3,000	3,043
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.328% 2019[4,5,6]	3,167	3,024
CWABS Asset-backed Certificates Trust, Series 2006-14, Class 2-A-2, 5.015% 2037[4,6]	2,875	2,839
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	2,750	2,743
Home Equity Mortgage Trust, Series 2006-3, Class A-1, 5.594% 2036[4,6]	996	647
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[4,6]	2,774	1,581
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[6]	1,861	1,853
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[4]	1,942	1,757
Securitized Asset-backed Receivables LLC Trust, Series 2006-NC3, Class A-2B, 5.015% 2036[6]	2,065	1,744
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,621
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[5]	1,498	1,486
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	1,472	1,463
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[5]	738	732
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[5]	700	707
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[6]	750	679
GSAA Home Equity Trust, Series 2006-7, Class AF-5A, 6.205% 2046[4,6]	750	673
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.265% 2034[6]	381	368
		72,134

ENERGY — 0.73%
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	675	699
Transcontinental Gas Pipe Line Corp. 7.25% 2026	1,575	1,681
Williams Companies, Inc. 8.75% 2032	8,695	10,673
Enterprise Products Operating LP 6.875% 2033	4,025	4,218
Enterprise Products Operating LP 8.375% 2066	235	241
Enterprise Products Operating LP 7.034% 2068	5,440	4,940
Kinder Morgan Energy Partners LP 6.00% 2017	6,285	6,296
Canadian Natural Resources Ltd. 5.70% 2017	6,000	5,974
Ras Laffan Liquefied Natural Gas III 5.838% 2027[5,7]	5,000	4,733
K N Energy, Inc. 7.25% 2028	4,450	4,198
Husky Energy Inc. 6.80% 2037	3,375	3,559
Gaz Capital SA, Series 9, 6.51% 2022	3,625	3,455
Drummond Co., Inc. 7.375% 2016[5]	3,600	3,357
Petroplus Finance Ltd. 6.75% 2014[5]	1,750	1,638
Petroplus Finance Ltd. 7.00% 2017[5]	1,550	1,426
TransCanada PipeLines Ltd. 6.35% 2067	3,230	3,033
EOG Resources, Inc. 5.875% 2017	2,125	2,183
Overseas Shipholding Group, Inc. 8.25% 2013	2,125	2,168
TEPPCO Partners LP 7.00% 2067	1,400	1,283
Newfield Exploration Co. 6.625% 2014	1,225	1,219
International Coal Group, Inc. 10.25% 2014	1,250	1,200
		68,174

HEALTH CARE — 0.59%
Tenet Healthcare Corp. 6.375% 2011	2,185	1,999
Tenet Healthcare Corp. 7.375% 2013	2,090	1,839
Tenet Healthcare Corp. 9.875% 2014	2,550	2,442
Tenet Healthcare Corp. 9.25% 2015	2,265	2,106
Cardinal Health, Inc. 6.30% 2016[5]	7,250	7,443
HealthSouth Corp. 10.75% 2016	5,750	6,038
Bausch & Lomb Inc. 9.875% 2015[5]	5,475	5,571
VWR International, Inc. 10.25% 2015[5,9]	4,025	3,854
HCA Inc., Term Loan B, 7.09% 2013[6,7]	2,624	2,528
HCA Inc. 9.625% 2016[9]	875	928
PTS Acquisition Corp. 9.50% 2015[5,9]	3,460	3,226
AstraZeneca PLC 5.40% 2012	2,750	2,846
Warner Chilcott Corp. 8.75% 2015	2,496	2,583
Team Finance LLC and Health Finance Corp. 11.25% 2013	2,300	2,450
Hospira, Inc. 5.55% 2012	2,395	2,438
Mylan Inc., Term Loan B, 8.313% 2014[6,7]	1,875	1,859
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	1,705	1,807
Viant Holdings Inc. 10.125% 2017[5]	1,621	1,491
Surgical Care Affiliates, Inc. 8.875% 2015[5,9]	800	732
Accellent Inc. 10.50% 2013	565	477
		54,657

INFORMATION TECHNOLOGY — 0.56%
NXP BV and NXP Funding LLC 7.993% 2013[6]	600	554
NXP BV and NXP Funding LLC 7.875% 2014	1,650	1,576
NXP BV and NXP Funding LLC 9.50% 2015	6,665	6,123
First Data Corp., Term Loan B2, 7.634% 2014[6,7]	5,486	5,222
Sanmina-SCI Corp. 8.125% 2016	5,500	4,902
Electronic Data Systems Corp., Series B, 6.50% 2013	3,500	3,543
Electronic Data Systems Corp. 7.45% 2029	1,135	1,168
Hughes Communications, Inc. 9.50% 2014	4,550	4,630
Ceridian Corp. 11.25% 2015[5]	3,900	3,627
SunGard Data Systems Inc. 9.125% 2013	3,380	3,456
Freescale Semiconductor, Inc. 9.125% 2014[9]	3,975	3,399
Sensata Technologies BV 8.00% 2014	3,010	2,844
Serena Software, Inc. 10.375% 2016	2,730	2,703
Celestica Inc. 7.875% 2011	1,655	1,601
Celestica Inc. 7.625% 2013	1,145	1,073
Iron Mountain Inc. 7.75% 2015	1,590	1,626
Iron Mountain Inc. 6.625% 2016	980	932
Cisco Systems, Inc. 5.25% 2011	2,375	2,437
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	740	559
		51,975

UTILITIES — 0.45%
Edison Mission Energy 7.50% 2013	3,725	3,837
Edison Mission Energy 7.75% 2016	1,150	1,190
Midwest Generation, LLC, Series B, 8.56% 2016[7]	3,214	3,431
Edison Mission Energy 7.00% 2017	600	593
Edison Mission Energy 7.20% 2019	650	642
Edison Mission Energy 7.625% 2027	2,325	2,197
Intergen Power 9.00% 2017[5]	5,850	6,186
NRG Energy, Inc. 7.25% 2014	2,250	2,199
NRG Energy, Inc. 7.375% 2016	2,125	2,077
MidAmerican Energy Holdings Co. 6.50% 2037	3,000	3,143
Texas Competitive Electric Holding Co. LLC 10.25% 2015[5]	1,775	1,766
Texas Competitive Electric Holding Co. LLC 10.25% 2015[5]	1,025	1,020
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[5]	2,500	2,452
Virginia Electric and Power Co., Series B, 5.95% 2017	1,750	1,807
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	1,125	1,160
Sierra Pacific Resources 8.625% 2014	550	590
AES Corp. 9.375% 2010	112	118
AES Corp. 8.75% 2013[5]	1,371	1,438
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	1,500	1,484
Scottish Power PLC 5.375% 2015	1,500	1,449
Appalachian Power Co., Series M, 5.55% 2011	1,375	1,392
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[5,7]	1,315	1,332
PSEG Energy Holdings Inc. 8.625% 2008	725	730
		42,233

MATERIALS — 0.44%
C8 Capital (SPV) Ltd. 6.64% (undated)[5,6]	2,000	1,902
C10 Capital (SPV) Ltd. 6.722% (undated)[5,6]	5,585	5,157
United States Steel Corp. 7.00% 2018	3,375	3,358
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	910	901
Stone Container Corp. 8.375% 2012	500	499
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	1,450	1,396
Berry Plastics Holding Corp. 10.25% 2016	3,175	2,794
Plastipak Holdings, Inc. 8.50% 2015[5]	2,750	2,764
Nalco Co. 7.75% 2011	2,615	2,661
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,440	2,593
Metals USA Holdings Corp. 11.231% 2012[5,6,9]	2,225	1,836
Metals USA, Inc. 11.125% 2015	700	728
AEP Industries Inc. 7.875% 2013	2,440	2,336
Building Materials Corp. of America 7.75% 2014	2,950	2,272
Georgia Gulf Corp. 9.50% 2014	2,330	1,870
Georgia Gulf Corp. 10.75% 2016	545	368
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	2,180	2,120
Stora Enso Oyj 7.25% 2036[5]	2,000	2,003
Georgia-Pacific Corp. 8.125% 2011	650	663
Georgia-Pacific Corp. 9.50% 2011	940	992
Rockwood Specialties Group, Inc. 7.50% 2014	1,165	1,159
Owens-Illinois, Inc. 7.35% 2008	750	754
		41,126

CONSUMER STAPLES — 0.39%
Constellation Brands, Inc. 8.375% 2014	1,275	1,285
Constellation Brands, Inc. 7.25% 2017[5]	5,895	5,482
Yankee Candle Co., Inc., Series B, 8.50% 2015	2,425	2,246
Yankee Candle Co., Inc., Series B, 9.75% 2017	2,400	2,208
Stater Bros. Holdings Inc. 8.125% 2012	3,425	3,399
Albertson’s, Inc. 8.00% 2031	2,500	2,549
CVS Caremark Corp. 6.943% 2030[5,7]	2,500	2,514
Vitamin Shoppe Industries Inc. 12.369% 2012[4,6]	2,380	2,475
Kraft Foods Inc. 6.875% 2038	2,375	2,474
Dole Food Co., Inc. 7.25% 2010	1,125	1,029
Dole Food Co., Inc. 8.875% 2011	1,195	1,111
Rite Aid Corp. 6.125% 2008[5]	2,125	2,077
JBS SA 10.50% 2016	2,025	1,969
Delhaize Group 6.50% 2017	1,750	1,793
Elizabeth Arden, Inc. 7.75% 2014	1,680	1,655
Duane Reade Inc. 9.75% 2011	1,445	1,311
Cervecería Nacional Dominicana, C. por A. 8.00% 2014[5]	1,000	1,018
		36,595

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.16%
United Mexican States Government, Series MI10, 9.50% 2014	MXN55,000	5,421
Turkey (Republic of) Treasury Bill 0% 2008[4]	TRY1,875	1,476
Turkey (Republic of) 10.00% 2012[4,8]	1,633	1,463
Turkey (Republic of) 16.00% 2012[4]	1,650	1,404
Indonesia (Republic of) 11.00% 2020	IDR 8,750,000	970
Indonesia (Republic of) 12.80% 2021	10,405,000	1,290
Indonesia (Republic of) 12.90% 2022	2,241,000	279
Colombia (Republic of) Global 12.00% 2015	COP1,990,000	1,105
Colombia (Republic of) Global 9.85% 2027	1,300,000	645
Egypt (Arab Republic of) Treasury Bill 0% 2008[4]	EGP2,900	524
		14,577

Total bonds, notes & other debt instruments (cost: $2,035,280,000)		2,019,654

	Principal amount	Market value
Short-term securities — 14.47%	(000)	(000)

Federal Home Loan Bank 4.20%–4.36% due 1/2–4/16/2008	$122,300	$121,926
Procter & Gamble International Funding S.C.A. 4.25%–4.50% due 1/15–3/7/2008[5]	111,400	110,816
Paccar Financial Corp. 4.49%–4.70% due 1/18–2/7/2008	84,700	84,355
Coca-Cola Co. 4.46%–4.47% due 1/11–2/15/2008[5]	84,200	83,941
Freddie Mac 4.25% due 1/31–2/8/2008	62,400	62,127
Honeywell International Inc. 4.42%–4.46% due 1/22–1/25/2008[5]	54,850	54,678
Hewlett-Packard Co. 4.55% due 1/4/2008[5]	50,000	49,975
United Parcel Service Inc. 4.17%–4.36% due 2/5–3/31/2008[5,12]	48,100	47,681
Private Export Funding Corp. 4.50%–4.74% due 1/16–2/13/2008[5]	47,700	47,499
International Lease Finance Corp. 4.38%–4.73% due 1/17–1/31/2008	47,200	47,044
Medtronic Inc. 4.22% due 1/15–1/22/2008[5]	42,200	42,111
IBM Corp. 4.21%–4.44% due 1/16–1/29/2008[5]	29,400	29,312
IBM International Group Capital LLC 4.67% due 1/18/2008[5]	12,000	11,971
Fannie Mae 4.27% due 3/12/2008	40,900	40,580
HSBC Finance Corp. 4.63%–4.70% due 2/7–2/14/2008	39,200	38,981
Anheuser-Busch Cos. Inc. 4.18% due 1/31–2/1/2008[5]	35,000	34,871
Caterpillar Financial Services Corp. 4.20%–4.47% due 1/24–2/20/2008	34,300	34,135
Union Bank of California, N.A. 4.70% due 1/7/2008	32,700	32,699
NetJets Inc. 4.22%–4.47% due 1/9–2/1/2008[5]	30,300	30,198
Harley-Davidson Funding Corp. 4.45%–4.48% due 2/1–2/20/2008[5]	29,800	29,622
Estée Lauder Companies Inc. 4.46%–4.47% due 1/14–1/29/2008[5]	25,000	24,953
Walgreen & Co. 4.23% due 1/30/2008	25,000	24,912
Harvard University 4.10% due 2/12/2008	25,000	24,844
Eaton Corp. 4.25% due 2/27/2008[5]	25,000	24,811
Wells Fargo & Co. 4.30% due 1/18/2008	24,600	24,547
Wal-Mart Stores Inc. 4.45% due 2/11/2008[5]	22,950	22,815
E.I. duPont de Nemours and Co. 4.20% due 1/10/2008[5]	22,100	22,074
Johnson & Johnson 4.15% due 1/24/2008[5]	20,000	19,945
John Deere Capital Corp. 4.54% due 2/6/2008[5]	20,000	19,894
Bank of America Corp. 4.695% due 2/25/2008	18,400	18,266
Brown-Forman Corp. 4.27% due 1/11/2008[5]	15,000	14,980
General Electric Capital Corp. 4.15% due 1/2/2008	13,400	13,397
Becton, Dickinson and Co. 4.50% due 1/11/2008	12,900	12,882
Park Avenue Receivables Co., LLC 4.70% due 1/9/2008[5]	12,679	12,663
Ciesco LLC 4.62% due 1/17/2008[5]	11,500	11,472
Kimberly-Clark Worldwide Inc. 4.44% due 1/14/2008[5]	10,000	9,983
Scripps (E.W.) Co. 4.77% due 1/15/2008[5]	5,000	4,990
FCAR Owner Trust I 6.15% due 1/10/2008	4,900	4,892

Total short-term securities (cost: $1,347,076,000)		1,346,842

Total investment securities (cost: $8,094,393,000)		9,304,096
Other assets less liabilities		2,014

Net assets		$9,306,110

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market Value (000)	Percent of net assets

Rosetta Resources Inc.	6/28–11/9/2005	$48,481	$58,895	.63%
KGen Power Corp.	12/19/2006	18,753	21,432	.23
DigitalGlobe Inc.	4/14/1999–7/31/2003	1,000	4,903	.05
DataPath, Inc.	6/23/2006	13,087	4,164	.05

Total restricted securities		$81,321	$89,394	.96%

[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $850,964,000.
[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,042,572,000, which represented 11.20% of the net assets of the fund.

[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Index-linked bond whose principal amount moves with a government retail price index.
[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[10]	Step bond; coupon rate will increase at a later date.
[11]	Scheduled interest and/or principal payment was not received.
[12]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Bond Fund
Investment portfolio

December 31, 2007

Bonds, notes & other debt instruments — 85.59%	Principal amount (000)	Market value (000)

MORTGAGE-BACKED OBLIGATIONS[1]— 19.94%
Freddie Mac 4.00% 2015	$1,732	$1,674
Freddie Mac 5.00% 2035	5,513	5,379
Freddie Mac 5.00% 2035	5,321	5,192
Freddie Mac 5.50% 2035	2,635	2,629
Freddie Mac 5.50% 2035	2,592	2,586
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,855	1,882
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[2]	3,163	2,374
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[2]	2,743	2,097
Freddie Mac, Series 3257, Class PA, 5.50% 2036	7,291	7,384
Freddie Mac 5.50% 2037	7,011	6,995
Freddie Mac, Series 3318, Class JT, 5.50% 2037	5,385	5,420
Freddie Mac 5.735% 2037[3]	5,720	5,820
Freddie Mac 5.887% 2037[3]	1,740	1,765
Freddie Mac 6.00% 2037	74,998	76,108
Freddie Mac 6.00% 2037	73,500	74,588
Freddie Mac 6.00% 2037	54,000	54,815
Freddie Mac 6.00% 2037	33,467	33,968
Freddie Mac 6.00% 2037	13,682	13,885
Freddie Mac 6.00% 2037	8,766	8,895
Freddie Mac 6.00% 2037	7,405	7,515
Freddie Mac 7.00% 2037	4,382	4,512
Freddie Mac 7.00% 2037	4,309	4,436
Freddie Mac 7.00% 2037	1,779	1,831
Freddie Mac 7.00% 2037	1,197	1,232
Freddie Mac 6.00% 2038	54,000	54,785
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	12,250	13,157
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	5,000	5,157
Fannie Mae, Series 2001-T6B, 6.088% 2011	6,750	7,064
Fannie Mae 10.00% 2018	9	10
Fannie Mae 5.50% 2021	1,667	1,691
Fannie Mae 6.00% 2021	737	754
Fannie Mae, Series 2001-4, Class GA, 10.244% 2025[3]	125	140
Fannie Mae 6.00% 2026	3,345	3,407
Fannie Mae 5.50% 2027	10,544	10,586
Fannie Mae 6.00% 2027	22,417	22,833
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	157	167
Fannie Mae 7.50% 2031	26	28
Fannie Mae, Series 2001-20, Class C, 12.016% 2031[3]	68	78
Fannie Mae 5.50% 2033	16,315	16,322
Fannie Mae 4.50% 2035	4,225	4,004
Fannie Mae 5.00% 2035	2,880	2,812
Fannie Mae 5.50% 2035	1,363	1,362
Fannie Mae 5.50% 2036	4,192	4,186
Fannie Mae 6.00% 2036	9,396	9,544
Fannie Mae 5.386% 2037[3]	10,000	10,051
Fannie Mae 5.50% 2037	20,000	19,709
Fannie Mae 6.00% 2037	13,526	13,739
Fannie Mae 6.00% 2037	13,187	13,397
Fannie Mae 6.00% 2037	4,190	4,225
Fannie Mae 6.201% 2037[3]	15,593	15,885
Fannie Mae 6.50% 2037	4,374	4,458
Fannie Mae 6.50% 2037	4,322	4,411
Fannie Mae 6.50% 2037	2,982	3,066
Fannie Mae 7.00% 2037	13,761	14,321
Fannie Mae 7.00% 2037	7,899	8,136
Fannie Mae 7.00% 2037	5,258	5,416
Fannie Mae 7.00% 2037	4,803	4,948
Fannie Mae 7.00% 2037	3,473	3,577
Fannie Mae 7.00% 2037	1,454	1,513
Fannie Mae 7.00% 2038[2]	3,900	4,017
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	116	121
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	106	113
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	152	161
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.091% 2037[3]	19,323	19,197
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	4,848	4,800
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	10,185	10,225
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	5,266	5,336
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,4]	2,249	1,628
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	3,000	3,131
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-1A, 3.883% 2037	360	358
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	2,000	1,952
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E, 5.015% 2037[2,4]	5,000	4,711
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	1,680	1,762
CS First Boston Mortgage Securities Corp., Series 2007-5, Class 1-A-9, 7.00% 2037	6,674	6,746
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	4,000	3,930
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[3]	7,000	6,943
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	556	557
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	4,487	4,291
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	2,193	2,138
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	1,887	1,882
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	1,811	1,776
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	1,483	1,477
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.863% 2035[2,3]	1,429	1,386
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	3,305	3,271
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035[2]	2,627	2,561
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036[2]	2,639	2,563
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	2,108	2,092
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.876% 2047[3]	3,574	3,478
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.967% 2047[3]	1,466	1,416
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[2]	2,255	2,188
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	868	867
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	7,220	7,248
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	4,937	4,926
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	9,004	9,057
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	8,486	8,540
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037	3,078	3,094
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	8,371	8,483
Wells Fargo Mortgage-backed Securities Trust, Series 2005-1, Class I-A-1, 4.75% 2020	12,373	11,942
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	2,301	2,260
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[3]	3,263	3,210
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,4]	1,750	1,767
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2,4]	3,000	2,931
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[4]	3,000	3,001
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2,4]	4,500	4,242
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2,4]	3,000	2,793
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2,4]	2,000	1,940
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[4]	2,000	1,883
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,4]	4,000	3,701
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,4]	6,500	5,986
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	4,693	4,569
CHL Mortgage Pass-Through Trust, Series 2004-J7, Class 3-A-1, 5.00% 2019	7,780	7,575
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	3,000	2,999
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[4]	6,300	6,241
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[2,4]	1,000	952
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,4]	1,300	1,243
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2,4]	500	473
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[3]	4,000	4,012
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class H, 5.507% 2037[2,3,4]	2,000	1,596
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	2,540	2,525
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	3,500	3,473
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 5.681% 2034	312	313
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	4,000	3,983
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[3]	3,250	3,209
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,000	4,045
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.902% 2037[3]	5,659	5,749
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[2]	2,119	2,119
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037	2,157	2,215
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[3]	9,846	9,763
ABN AMRO Mortgage Corp., Series 2002-10, Class II-A-1, 5.00% 2018	9,526	9,105
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S8, Class A-2, 5.00% 2018	3,336	3,248
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.825% 2037[2,3]	4,246	4,246
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.125% 2045[3]	1,416	1,338
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	7,427	7,336
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	2,500	2,697
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	4,000	3,849
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	6,524	6,353
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[4]	500	500
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[2,4]	6,000	5,843
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.93% 2036[3]	6,535	6,307
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.684% 2034[3]	1,738	1,679
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.64% 2037[3]	4,298	4,293
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015[4]	5,000	5,448
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 2038[3]	2,000	1,967
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.659% 2039[3]	3,160	3,207
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.844% 2036[3]	5,235	5,133
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	1,093	1,082
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	750	787
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	3,000	2,981
CitiMortgage Alternative Loan Trust, Series 2005-A1, Class IIA-1, 5.00% 2020	4,829	4,778
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.91% 2037[3]	1,565	1,533
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.963% 2037[3]	3,244	3,193
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	1,403	1,396
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	3,258	3,231
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037	4,355	4,411
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.12% 2033[3]	638	630
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.964% 2034[3]	824	810
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2,3]	3,000	2,854
Nykredit 4.00% 2035	DKr23,218	4,021
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.339% 2044[3]	$1,000	999
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[3]	3,000	3,017
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	3,743	3,883
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 4.985% 2046[2,3]	3,912	3,731
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	882	921
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 4.871% 2042[3]	2,550	2,543
Northern Rock PLC 5.625% 2017[4]	3,000	3,047
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	2,718	2,622
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.516% 2027[3,4]	81	80
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	660	665
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	487	487
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	1,332	1,387
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4]	2,321	2,408
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.101% 2030[3]	1,250	1,265
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.101% 2030[3]	1,000	1,012
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	1,470	1,458
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	1,294	1,336
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	1,250	1,300
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	1,003	1,018
Chase Manhattan Bank-First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	750	782
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 5.749% 2045[3]	722	696
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	590	591
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	532	538
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	492	520
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	466	472
		1,020,087

FINANCIALS — 14.52%
Residential Capital, LLC 5.646% 2008[3]	3,750	3,225
Residential Capital Corp. 7.814% 2009[3]	5,000	3,575
Residential Capital Corp. 8.544% 2009[3,4]	5,445	2,709
Residential Capital Corp. 7.875% 2010[3]	21,385	13,793
General Motors Acceptance Corp. 7.25% 2011	7,795	6,837
General Motors Acceptance Corp. 6.625% 2012	5,000	4,160
General Motors Acceptance Corp. 6.875% 2012	7,000	5,871
General Motors Acceptance Corp. 7.00% 2012	2,200	1,868
Residential Capital, LLC 8.00% 2012[3]	2,860	1,773
General Motors Acceptance Corp. 6.75% 2014	1,500	1,211
General Motors Acceptance Corp. 7.324% 2014[3]	5,000	4,017
Washington Mutual, Inc. 5.184% 2012[3]	6,850	5,832
Washington Mutual Bank 5.369% 2013[3]	4,265	3,580
Washington Mutual Bank, FA 5.65% 2014	1,000	884
Washington Mutual Bank, FA, Series 16, 5.125% 2015	7,000	5,937
Washington Mutual, Inc. 7.25% 2017	2,000	1,764
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[2,3,4]	14,000	8,120
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[3,4]	11,800	6,972
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[3,4]	3,900	2,303
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated)[3,4]	13,800	11,056
AIG SunAmerica Global Financing VII 5.85% 2008[4]	1,000	1,003
American General Finance Corp., Series J, 5.185% 2011[3]	5,000	4,938
International Lease Finance Corp., Series R, 5.40% 2012	2,500	2,523
International Lease Finance Corp., Series R, 5.625% 2013	6,875	6,899
American General Finance Corp., Series I, 5.85% 2013	2,500	2,475
International Lease Finance Corp., Series R, 5.65% 2014	2,500	2,544
American General Finance Corp., Series J, 6.50% 2017	1,750	1,709
American General Finance Corp., Series J, 6.90% 2017	5,685	5,701
American International Group, Inc., Series G, 5.85% 2018	1,650	1,664
ILFC E-Capital Trust II 6.25% 2065[3,4]	6,365	6,092
American International Group, Inc., Series A-1, 6.25% 2087[3]	2,835	2,544
Citigroup Inc. 4.125% 2010	3,000	2,958
Citigroup Inc. 6.125% 2017	5,000	5,145
Citigroup Capital XXI 8.30% 2057	17,745	18,582
Ford Motor Credit Co. 9.75% 2010[3]	9,250	8,831
Ford Motor Credit Co. 7.25% 2011	2,425	2,102
Ford Motor Credit Co. 7.993% 2012[3]	6,670	5,607
Ford Motor Credit Co. 8.00% 2016	8,275	7,039
J.P. Morgan Chase & Co. 4.875% 2014	770	752
J.P. Morgan Chase & Co. 4.891% 2015[3]	5,300	5,107
JPMorgan Chase Bank NA 6.00% 2017	2,250	2,292
JPMorgan Chase & Co. 6.00% 2018	2,000	2,039
JPMorgan Chase Capital XXI, Series U, 5.844% 2037[3]	7,500	5,918
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	2,300	2,218
JPMorgan Chase Capital XX, Series T, 6.55% 2066	2,500	2,263
Santander Issuances, SA Unipersonal 5.805% 2016[3,4]	7,300	7,456
Santander Perpetual, SA Unipersonal 4.375% (undated)[3]	€2,065	2,694
Santander Perpetual, SA Unipersonal 6.671% (undated)[3,4]	$4,700	4,721
Abbey National PLC 6.70% (undated)[3]	5,600	5,479
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	€1,635	2,423
UniCredito Italiano SpA 5.584% 2017[3,4]	$9,480	9,399
UniCredito Italiano SpA 6.00% 2017[4]	6,700	6,646
Barclays Bank PLC 5.926% (undated)[3,4]	1,445	1,347
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated)[2,3,4]	1,245	1,201
Barclays Bank PLC 7.434% (undated)[3,4]	14,400	14,990
Royal Bank of Scotland Group PLC 6.99% (undated)[3,4]	17,440	17,418
Countrywide Home Loans, Inc. 5.875% 2008[2]	£740	1,233
Countrywide Home Loans, Inc., Series M, 4.125% 2009	$7,710	5,658
Countrywide Home Loans, Inc., Series K, 5.625% 2009	795	607
Countrywide Home Loans, Inc., Series H, 6.25% 2009	975	759
Countrywide Financial Corp., Series A, 4.50% 2010	1,365	992
Countrywide Home Loans, Inc., Series L, 4.00% 2011	883	638
Countrywide Financial Corp., Series B, 5.315% 2012[2,3]	5,000	3,562
Countrywide Financial Corp., Series B, 5.80% 2012	5,425	3,967
HSBK (Europe) BV 7.75% 2013	3,125	2,984
HSBK (Europe) BV 7.75% 2013[4]	505	482
HSBK (Europe) BV 7.25% 2017[4]	13,760	12,006
Capmark Financial Group, Inc. 5.529% 2010[3,4]	6,750	5,445
Capmark Financial Group, Inc. 5.875% 2012[4]	6,000	4,754
Capmark Financial Group, Inc. 6.30% 2017[4]	6,550	4,891
CIT Group Inc. 6.875% 2009	2,500	2,519
CIT Group Inc. 5.291% 2011[3]	5,000	4,411
CIT Group Inc. 5.40% 2013	4,000	3,638
CIT Group Inc. 6.10% 2067[3]	4,625	3,364
Bank of America Corp. 5.75% 2017	6,500	6,527
Bank of America Corp. 6.50% 2037	7,300	7,400
Sumitomo Mitsui Banking Corp. 4.375% 2014[3]	€1,645	2,357
Sumitomo Mitsui Banking Corp. 5.625% (undated)[3,4]	$10,670	9,978
Allstate Corp., Series B, 6.125% 2067[3]	9,710	9,385
Allstate Corp., Series A, 6.50% 2067[3]	3,000	2,801
Catlin Insurance Ltd. 7.249% (undated)[3,4]	13,110	12,006
CNA Financial Corp. 6.60% 2008	1,736	1,755
CNA Financial Corp. 5.85% 2014	625	627
CNA Financial Corp. 6.50% 2016	5,540	5,664
CNA Financial Corp. 7.25% 2023	3,000	3,089
PNC Funding Corp. 5.16% 2014[3]	5,000	4,867
PNC Funding Corp., Series II, 6.113% (undated)[2,3,4]	2,500	2,113
PNC Funding Corp., Series I, 6.517% (undated)[2,3,4]	4,700	4,112
Realogy Corp., Term Loan B, 8.24% 2013[1,3]	392	345
Realogy Corp., Term Loan B, Letter of Credit, 8.24% 2013[1,3]	106	93
Realogy Corp. 10.50% 2014[4]	7,280	5,460
Realogy Corp. 11.00% 2014[4,5]	5,000	3,488
Realogy Corp. 12.375% 2015[4]	2,500	1,581
Fifth Third Capital Trust IV 6.50% 2067[3]	11,900	10,810
Wells Fargo & Co. 5.25% 2012	5,000	5,089
Wells Fargo Bank, National Assn. 4.75% 2015	3,000	2,870
Wells Fargo & Co. 5.625% 2017	2,500	2,506
Liberty Mutual Group Inc. 6.50% 2035[4]	435	398
Liberty Mutual Group Inc. 7.50% 2036[4]	4,875	4,771
Liberty Mutual Group Inc., Series A, 7.80% 2087[4]	4,995	4,455
Hospitality Properties Trust 6.75% 2013	1,500	1,545
Hospitality Properties Trust 6.30% 2016	1,300	1,276
Hospitality Properties Trust 5.625% 2017	5,155	4,779
Hospitality Properties Trust 6.70% 2018	1,750	1,731
HBOS PLC 5.375% (undated)[3,4]	7,750	7,074
HBOS PLC, Series B, 5.92% (undated)[3,4]	2,500	2,184
Lincoln National Corp. 5.65% 2012	3,250	3,339
Lincoln National Corp. 7.00% 2066[3]	5,620	5,651
Host Marriott, LP, Series M, 7.00% 2012	4,050	4,070
Host Marriott, LP, Series K, 7.125% 2013	1,500	1,519
Host Hotels & Resorts, LP, Series S, 6.875% 2014	3,000	3,000
TuranAlem Finance BV 7.75% 2013[4]	1,000	865
TuranAlem Finance BV 8.50% 2015	2,750	2,427
TuranAlem Finance BV 8.50% 2015[4]	875	772
TuranAlem Finance BV 8.25% 2037[4]	5,000	4,275
Hartford Financial Services Group, Inc. 5.95% 2036	1,115	1,060
Glen Meadow Pass Through Trust 6.505% 2067[2,3,4]	7,550	7,237
Resona Bank, Ltd. 3.75% 2015[3]	€1,015	1,419
Resona Bank, Ltd. 4.125% (undated)[3]	970	1,281
Resona Bank, Ltd. 5.85% (undated)[3,4]	$5,865	5,461
Standard Chartered Bank 6.40% 2017[4]	1,400	1,424
Standard Chartered PLC 6.409% (undated)[3,4]	7,400	6,713
American Express Centurion Bank 6.00% 2017	2,500	2,519
American Express Co. 6.15% 2017	1,500	1,542
American Express Co. 6.80% 2066[3]	4,000	4,062
Rouse Co. 3.625% 2009	1,140	1,092
Rouse Co. 7.20% 2012	2,360	2,259
Rouse Co. 6.75% 2013[4]	4,500	4,203
Kimco Realty Corp. 6.00% 2012	500	505
Kimco Realty Corp., Series C, 4.82% 2014	2,500	2,327
Kimco Realty Corp. 5.70% 2017	5,000	4,675
AXA SA 6.379% (undated)[3,4]	3,360	2,904
AXA SA 6.463% (undated)[3,4]	5,000	4,511
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€1,595	2,125
Westfield Group 5.40% 2012[4]	$5,000	4,995
HSBC Holdings PLC 6.50% 2037	6,960	6,768
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[3,4]	7,200	6,747
Merrill Lynch & Co., Inc. 6.11% 2037	7,470	6,618
ZFS Finance (USA) Trust II 6.45% 2065[3,4]	5,000	4,667
ZFS Finance (USA) Trust V 6.50% 2067[3,4]	2,000	1,850
Lehman Brothers Holdings Inc. 6.50% 2017	6,340	6,426
Genworth Financial, Inc. 6.15% 2066[3]	6,500	5,915
iStar Financial, Inc. 7.00% 2008	950	948
iStar Financial, Inc. 5.375% 2010	3,500	3,242
iStar Financial, Inc. 6.00% 2010	750	683
iStar Financial, Inc., Series B, 5.125% 2011	1,000	892
Lloyds TSB Group PLC 6.267% (undated)[3,4]	6,200	5,634
XL Capital Ltd. 6.25% 2027	1,250	1,147
Mangrove Bay Pass Through Trust 6.102% 2033[3,4]	390	351
Twin Reefs Asset Trust (XLFA), Series B, 6.243% (undated)[3,4]	2,500	1,630
Wachovia Bank NA 6.60% 2038	5,000	5,042
E*TRADE Financial Corp. 8.00% 2011	3,075	2,683
E*TRADE Financial Corp. 7.375% 2013	2,000	1,550
E*TRADE Financial Corp. 7.875% 2015	1,050	806
Charles Schwab Corp., Series A, 6.375% 2017	3,000	3,091
Schwab Capital Trust I 7.50% 2037[3]	1,740	1,754
Kazkommerts International BV 7.00% 2009[4]	500	470
Kazkommerts International BV 7.875% 2014[4]	800	686
Kazkommerts International BV 8.00% 2015	1,300	1,086
Kazkommerts International BV 8.00% 2015[4]	1,250	1,044
Kazkommerts International BV, Series 4, 7.50% 2016	2,000	1,547
Nationwide Financial Services, Inc. 6.75% 2067[3]	5,155	4,763
Goldman Sachs Group, Inc. 6.75% 2037	4,590	4,511
BNP Paribas 7.195% (undated)[3,4]	4,500	4,450
Capital One Financial Corp. 6.15% 2016	5,000	4,444
Development Bank of Singapore Ltd. 7.875% 2009[4]	4,000	4,204
Downey Financial Corp. 6.50% 2014	4,500	4,097
Silicon Valley Bank 5.70% 2012[2]	4,000	3,931
UnumProvident Corp. 5.859% 2009	2,000	2,037
UnumProvident Finance Co. PLC 6.85% 2015[4]	1,500	1,557
North Front Pass Through Trust 5.81% 2024[3,4]	3,125	2,994
Nationwide Mutual Insurance Co. 7.875% 2033[4]	515	589
Northern Rock PLC 5.60% (undated)[2,3,4]	1,800	1,035
Northern Rock PLC 6.594% (undated)[2,3,4]	4,400	2,530
Simon Property Group, LP 4.875% 2010	1,000	1,002
Simon Property Group, LP 5.375% 2011	2,500	2,470
Chubb Corp. 6.375% 2037[3]	3,505	3,425
Prudential Financial, Inc., Series D, 6.00% 2017	1,670	1,666
Prudential Holdings, LLC, Series C, 8.695% 2023[1,4]	1,250	1,546
BBVA International SA Unipersonal 5.919% (undated)[3,4]	3,600	3,157
Lazard Group LLC 7.125% 2015	3,010	3,067
ERP Operating LP 4.75% 2009	1,000	987
ERP Operating LP 6.625% 2012	2,000	2,078
US Bank National Assn. 4.40% 2008	3,000	2,988
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[3]	3,000	2,823
ORIX Corp. 5.48% 2011	2,580	2,582
ProLogis 5.50% 2012	2,500	2,494
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	500	500
United Dominion Realty Trust, Inc. 6.50% 2009	1,000	1,017
United Dominion Realty Trust, Inc. 5.00% 2012	1,000	975
Banco Mercantil del Norte, SA 6.135% 2016[4]	1,550	1,541
Banco Mercantil del Norte, SA 6.862% 2021[4]	900	890
ACE INA Holdings Inc. 5.875% 2014	1,080	1,108
ACE INA Holdings Inc. 6.70% 2036	1,155	1,175
Shinsei Bank, Ltd. 3.75% 2016[3]	€1,030	1,376
Shinsei Bank, Ltd. 3.75% 2016[3]	675	902
New York Life Global Funding 3.875% 2009[4]	$2,250	2,238
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	2,250	2,234
Rodamco Europe Finance BV, Series 5, 3.75% 2012	€1,600	2,168
MetLife, Inc. 5.50% 2014	$2,044	2,059
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[4]	2,000	1,973
Developers Diversified Realty Corp. 3.875% 2009	1,000	977
Developers Diversified Realty Corp. 4.625% 2010	1,000	975
Loews Corp. 6.00% 2035	1,800	1,683
Morgan Stanley 10.09% 2017[2]	BRL3,000	1,535
Banco Santander-Chile 5.375% 2014[4]	$1,500	1,503
City National Corp. 5.125% 2013[2]	1,500	1,429
QBE Capital Funding II LP 6.797% (undated)[3,4]	1,415	1,357
SLM Corp., Series A, 5.40% 2011	1,210	1,104
Ambac Financial Group, Inc. 6.15% 2087[3]	1,430	1,047
Chohung Bank 4.50% 2014[2,3]	1,030	1,013
Chevy Chase Bank, FSB 6.875% 2013	1,000	958
Assurant, Inc. 5.625% 2014	765	750
Zions Bancorporation 5.50% 2015	740	695
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[3,4]	500	510
Advanta Capital Trust I, Series B, 8.99% 2026	500	358
Plum Creek Timberlands, LP 5.875% 2015	185	183
		742,421

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 11.99%
U.S. Treasury 4.375% 2008	7,000	7,009
U.S. Treasury 5.50% 2009	5,862	6,053
U.S. Treasury 3.00% 2012[2,6]	21,961	23,805
U.S. Treasury 4.25% 2012	41,825	43,282
U.S. Treasury 3.875% 2013	50,000	50,984
U.S. Treasury 4.25% 2013	5,000	5,180
U.S. Treasury 4.50% 2016	27,370	28,480
U.S. Treasury 5.125% 2016	59,000	63,854
U.S. Treasury 7.50% 2016	10,000	12,551
U.S. Treasury 9.25% 2016	11,000	15,019
U.S. Treasury 2.375% 2017[2,6]	15,540	16,416
U.S. Treasury 4.625% 2017	41,800	43,691
U.S. Treasury 8.50% 2020	34,000	47,292
U.S. Treasury 6.00% 2026	4,000	4,734
U.S. Treasury 4.50% 2036	23,114	23,240
U.S. Treasury 4.75% 2037	3,305	3,459
Freddie Mac 5.75% 2008	13,240	13,294
Freddie Mac 5.25% 2011	30,500	31,933
Freddie Mac: 5.75% 2012	40,000	42,747
Federal Home Loan Bank 5.125% 2008	7,820	7,830
Federal Home Loan Bank 5.25% 2008	44,385	44,420
Federal Home Loan Bank 5.625% 2016	10,000	10,548
Fannie Mae 1.75% 2008	¥640,000	5,741
Fannie Mae 5.50% 2011	$5,000	5,266
Fannie Mae 5.25% 2012	26,000	27,087
Fannie Mae 4.625% 2013	20,000	20,231
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	4,982
CoBank ACB 5.591% 2022[2,3,4]	4,250	3,836
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	428	442
		613,406

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 9.75%
Japanese Government 0.90% 2008	¥1,142,400	10,260
Japanese Government 1.80% 2008	1,173,050	10,556
Japanese Government 1.30% 2011	1,114,000	10,122
Japanese Government 1.50% 2014	720,000	6,585
Japanese Government 1.70% 2016	4,070,450	37,387
Japanese Government 2.30% 2035	654,900	5,816
Spanish Government 2.90% 2008	€10,450	15,098
Spanish Government 6.00% 2008	10,125	14,803
Spanish Government 6.15% 2013	10,620	16,876
Hungarian Government 6.00% 2011	HUF 857,860	4,730
Hungarian Government 7.25% 2012	2,578,860	14,810
Hungarian Government 6.75% 2017	3,379,570	19,072
Swedish Government 5.00% 2009	SKr189,325	29,544
Swedish Government 5.00% 2020	39,290	6,445
South Korean Government 5.00% 2011	KRW11,613,590	12,148
South Korean Government 4.25% 2014	3,978,800	3,903
South Korean Government 5.25% 2015	17,265,710	17,908
Israeli Government 7.50% 2014[2]	ILS35,117	9,785
Israeli Government 6.50% 2016[2]	70,755	18,729
Israeli Government 5.50% 2017[2]	19,200	4,731
Singapore (Republic of) 4.375% 2009	S$14,160	10,093
Singapore (Republic of) 3.125% 2011	14,955	10,765
Singapore (Republic of) 3.75% 2016	13,160	9,902
United Kingdom 5.00% 2008	£1,135	2,252
United Kingdom 4.75% 2015	9,596	19,343
United Kingdom 4.75% 2020	1,340	2,717
United Kingdom 4.75% 2038	2,970	6,343
Polish Government, Series 608, 5.75% 2008	PLN24,070	9,762
Polish Government 6.00% 2009	31,800	12,863
Polish Government 5.25% 2017	6,640	2,563
Queensland Treasury Corp. 6.00% 2015	A$23,470	19,525
Queensland Treasury Corp. 6.00% 2017	4,610	3,815
Malaysian Government 3.869% 2010	MYR27,435	8,371
Malaysian Government 3.718% 2012	17,800	5,382
Malaysian Government 4.262% 2016	20,900	6,393
Canadian Government 3.75% 2008	C$10,150	10,214
Canadian Government 5.50% 2010	6,900	7,223
Canadian Government 4.25% 2026[2,6]	1,274	1,746
United Mexican States Government Global 9.875% 2010	$1,000	1,109
United Mexican States Government 9.00% 2012	MXN35,000	3,342
United Mexican States Government Global 6.375% 2013	$1,260	1,343
United Mexican States Government, Series MI10, 9.50% 2014	MXN30,900	3,046
United Mexican States Government, Series M20, 10.00% 2024	93,400	9,971
Brazil (Federal Republic of) 10.00% 2014[2]	BRL22,915	11,321
French Government O.A.T. Eurobond 4.75% 2035	€6,540	9,669
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$5,750	7,373
German Government 3.50% 2016	€1,665	2,305
German Government, Series 6, 4.00% 2016	3,290	4,706
KfW 6.25% 2012	A$8,000	6,718
Belgium (Kingdom of), Series 40, 5.50% 2017	€3,050	4,816
Panama (Republic of) Global 7.125% 2026	$390	431
Panama (Republic of) Global 9.375% 2029	500	686
Panama (Republic of) Global 6.70% 2036[1]	3,450	3,657
Argentina (Republic of) 3.368% 2012[1,2,3]	4,000	2,219
Argentina (Republic of) 5.83% 2033[1,2,5,6]	ARS9,498	2,231
Russian Federation 8.25% 2010[1]	$1,945	2,021
Russian Federation 8.25% 2010[1,4]	1,111	1,155
Dominican Republic 9.04% 2018[1,4]	1,093	1,251
El Salvador (Republic of) 7.65% 2035[4]	580	671
		498,621

CONSUMER DISCRETIONARY — 8.32%
General Motors Corp. 7.20% 2011	5,875	5,420
General Motors Corp. 7.125% 2013	12,440	10,823
General Motors Corp. 7.25% 2013	€1,000	1,299
General Motors Corp. 8.80% 2021	$19,360	16,359
General Motors Corp. 9.40% 2021	1,000	893
General Motors Corp. 8.375% 2033	1,000	810
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	1,225	955
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	425	353
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[4]	6,200	6,014
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	4,425	4,248
Charter Communications Operating, LLC, Term Loan Facilities B, 6.99% 2014[1,3]	11,500	10,765
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,000	3,280
Tele-Communications, Inc. 9.80% 2012	2,000	2,312
Comcast Corp. 5.85% 2015	6,275	6,330
Comcast Corp. 6.30% 2017	3,380	3,513
Comcast Corp. 6.95% 2037	8,730	9,453
News America Inc. 4.75% 2010	2,000	1,990
News America Holdings Inc. 9.25% 2013	2,500	2,925
News America Holdings Inc. 8.25% 2018	4,885	5,719
News America Inc. 6.65% 2037[4]	5,400	5,588
News America Inc. 6.75% 2038	1,000	1,095
AOL Time Warner Inc. 6.875% 2012	1,250	1,317
AOL Time Warner Inc. 7.625% 2031	10,635	11,803
Time Warner Inc. 6.50% 2036	3,410	3,329
Univision Communications, Inc., Second Lien Term Loan, 7.345% 2009[1,3]	725	710
Univision Communications Inc. 7.85% 2011	1,500	1,502
Univision Communications, Inc., First Lien Term Loan B, 7.21% 2014[1,3]	3,800	3,471
Univision Communications Inc. 9.75% 2015[4,5]	11,725	10,743
Federated Retail Holdings, Inc. 5.35% 2012	5,056	4,931
Federated Retail Holdings, Inc. 5.90% 2016	9,780	9,226
J.C. Penney Co., Inc. 8.00% 2010	6,655	6,932
J.C. Penney Co., Inc. 9.00% 2012	2,485	2,797
J.C. Penney Corp., Inc. 5.75% 2018	2,940	2,767
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,225	2,096
K. Hovnanian Enterprises, Inc. 6.50% 2014	545	384
K. Hovnanian Enterprises, Inc. 6.25% 2015	2,980	2,056
K. Hovnanian Enterprises, Inc. 6.25% 2016	2,190	1,500
K. Hovnanian Enterprises, Inc. 7.50% 2016	2,780	1,960
K. Hovnanian Enterprises, Inc. 8.625% 2017	5,625	4,134
Michaels Stores, Inc., Term Loan B, 7.625% 2013[1,3]	2,239	2,066
Michaels Stores, Inc. 10.00% 2014	8,950	8,547
Michaels Stores, Inc. 0%/13.00% 2016[7]	750	415
Michaels Stores, Inc. 11.375% 2016	750	692
MGM MIRAGE 6.00% 2009	4,750	4,750
MGM MIRAGE 6.75% 2012	4,000	3,915
MGM MIRAGE 6.75% 2013	1,250	1,219
MGM MIRAGE 5.875% 2014	1,700	1,564
D.R. Horton, Inc. 8.00% 2009	2,700	2,625
D.R. Horton, Inc. 7.875% 2011	1,100	1,043
D.R. Horton, Inc. 5.25% 2015	4,980	3,961
D.R. Horton, Inc. 5.625% 2016	600	498
D.R. Horton, Inc. 6.50% 2016	1,245	1,082
CanWest Media Inc., Series B, 8.00% 2012	8,253	7,830
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	750	764
Dex Media, Inc., Series B, 0%/9.00% 2013[7]	1,400	1,281
Dex Media, Inc., Series B, 0%/9.00% 2013[7]	1,250	1,144
R.H. Donnelley Corp., Series A-1, 6.875% 2013	425	382
Dex Media, Inc., Series B, 8.00% 2013	1,250	1,181
R.H. Donnelley Corp., Series A-3, 8.875% 2016	1,200	1,128
R.H. Donnelley Corp. 8.875% 2017[4]	2,000	1,860
Clear Channel Communications, Inc. 4.625% 2008	875	875
Chancellor Media Corp. of Los Angeles 8.00% 2008	4,250	4,394
Clear Channel Communications, Inc. 5.75% 2013	1,575	1,306
Clear Channel Communications, Inc. 5.50% 2014	1,425	1,088
Edcon Pty Ltd. 8.198% 2014[3]	€6,000	7,358
Radio One, Inc., Series B, 8.875% 2011	$6,600	6,196
Radio One, Inc. 6.375% 2013	1,300	1,081
Mohegan Tribal Gaming Authority 6.375% 2009	5,250	5,276
Mohegan Tribal Gaming Authority 7.125% 2014	1,750	1,702
Idearc Inc. 8.00% 2016	7,450	6,873
Cox Communications, Inc. 7.875% 2009	1,500	1,570
Cox Communications, Inc. 4.625% 2010	1,750	1,737
Cox Communications, Inc. 5.45% 2014	3,500	3,435
Allison Transmission Holdings, Inc., Term Loan B, 8.00% 2014[1,3]	5,000	4,672
Allison Transmission Holdings, Inc. 11.00% 2015[4]	2,250	2,059
DaimlerChrysler North America Holding Corp. 8.00% 2010	3,000	3,202
DaimlerChrysler North America Holding Corp. 7.75% 2011	3,250	3,495
Standard Pacific Corp. 5.125% 2009	2,000	1,590
Standard Pacific Corp. 6.875% 2011	300	202
Standard Pacific Corp. 7.75% 2013	4,500	3,015
Standard Pacific Corp. 6.25% 2014	1,345	894
Standard Pacific Corp. 7.00% 2015	1,340	891
Claire’s Stores, Inc., Term Loan, 7.595% 2014[1,3]	6,348	5,388
Claire’s Stores, Inc. 9.25% 2015[4]	1,675	1,164
Liberty Media Corp. 7.75% 2009	1,750	1,795
Liberty Media Corp. 7.875% 2009	2,200	2,245
Liberty Media Corp. 8.25% 2030	2,375	2,291
Beazer Homes USA, Inc. 8.625% 2011	5,000	3,875
Beazer Homes USA, Inc. 8.125% 2016	3,145	2,359
Delphi Automotive Systems Corp. 6.50% 2009[8]	7,500	4,537
Delphi Corp. 6.50% 2013[8]	480	281
Delphi Automotive Systems Corp. 6.55% 2006[8]	500	300
Delphi Automotive Systems Corp. 7.125% 2029[8]	1,750	1,076
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	6,200	6,122
CSC Holdings, Inc., Series B, 8.125% 2009	3,750	3,820
CSC Holdings, Inc., Series B, 7.625% 2011	1,000	1,003
Cablevision Systems Corp., Series B, 8.00% 2012	1,000	975
Ford Motor Co., Term Loan B, 8.00% 2013[1,3]	5,224	4,845
Ford Motor Co. 6.50% 2018	555	411
Ford Motor Co. 8.875% 2022	315	252
NTL Cable PLC 8.75% 2014	2,675	2,668
NTL Cable PLC 8.75% 2014	€1,000	1,431
NTL Cable PLC 9.75% 2014	£700	1,344
Centex Corp. 5.70% 2014	$890	791
Centex Corp. 5.25% 2015	2,340	1,984
Centex Corp. 6.50% 2016	2,840	2,528
Time Warner Cable Inc. 5.40% 2012	5,000	5,015
Marriott International, Inc., Series J, 5.625% 2013	5,000	4,998
Harrah’s Operating Co., Inc. 5.50% 2010	4,500	4,187
Harrah’s Operating Co., Inc. 5.625% 2015	1,000	731
KB Home 5.875% 2015	1,630	1,414
KB Home 6.25% 2015	3,735	3,268
Thomson Learning 10.50% 2015[4]	4,500	4,348
Royal Caribbean Cruises Ltd. 8.00% 2010	1,375	1,428
Royal Caribbean Cruises Ltd. 8.75% 2011	2,675	2,803
Grupo Posadas, SA de CV 8.75% 2011[4]	4,000	4,110
Toys “R” Us, Inc. 7.625% 2011	4,580	3,882
Seminole Tribe of Florida 5.798% 2013[1,4]	1,575	1,611
Seminole Tribe of Florida 7.804% 2020[1,2,4]	1,500	1,572
Toll Brothers, Inc. 4.95% 2014	765	678
Toll Brothers, Inc. 5.15% 2015	2,435	2,213
Visteon Corp. 8.25% 2010	1,500	1,335
Visteon Corp. 7.00% 2014	2,000	1,510
Kabel Deutschland GmbH 10.625% 2014	2,625	2,769
American Media Operations, Inc. 8.875% 2011	3,030	2,579
American Media Operations, Inc. 8.875% 2011	110	94
DaimlerChrysler Financial Services Americas LLC, First Lien Term Loan, 9.00% 2012[1,3]	2,638	2,544
Vidéotron Ltée 6.875% 2014	1,625	1,599
Vidéotron Ltée 6.375% 2015	1,000	944
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	2,275	2,377
Boyd Gaming Corp. 7.75% 2012	1,350	1,374
Boyd Gaming Corp. 6.75% 2014	1,000	957
Viacom Inc. 6.25% 2016	2,040	2,056
Viacom Inc. 6.875% 2036	260	262
MDC Holdings, Inc. 5.50% 2013	2,385	2,284
Staples, Inc. 7.375% 2012	2,000	2,160
Young Broadcasting Inc. 10.00% 2011	2,716	2,135
Dillard’s, Inc. 6.625% 2008	700	699
Dillard Department Stores, Inc. 9.125% 2011	1,400	1,427
Tenneco Automotive Inc. 8.625% 2014	2,000	1,975
Neiman Marcus Group, Inc. 9.00% 2015[5]	1,900	1,969
Cinemark USA, Inc., Term Loan B, 6.64% 2013[1,3]	836	794
Cinemark, Inc. 0%/9.75% 2014[7]	1,000	936
Limited Brands, Inc. 6.90% 2017	1,760	1,703
Dollar General Corp. 10.625% 2015[4]	1,050	969
Dollar General Corp. 11.875% 2017[4,5]	950	722
Goodyear Tire & Rubber Co. 8.663% 2009[3]	1,375	1,392
Quebecor Media Inc. 7.75% 2016	1,325	1,279
Thomson Corp. 6.20% 2012	1,035	1,081
YUM! Brands, Inc. 7.70% 2012	1,000	1,079
Regal Cinemas Corp., Series B, 9.375% 2012[2]	1,000	1,028
William Lyon Homes, Inc. 7.625% 2012	1,500	900
Carnival Corp. 6.15% 2008	750	752
Education Management LLC and Education Management Finance Corp. 8.75% 2014	650	656
AMC Entertainment Inc. 8.00% 2014	675	638
		425,381

INDUSTRIALS — 4.07%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[1]	1,000	1,009
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[1]	3,570	3,610
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[1]	277	267
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[1]	1,446	1,388
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[1]	2,162	2,173
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	3,351	3,402
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	1,204	1,212
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[1]	3,927	3,809
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[1]	634	636
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[1]	1,325	1,259
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	2,691	2,812
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[1]	2,545	2,711
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[1]	539	542
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[1]	8,627	8,723
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[1]	1,000	976
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[1]	280	274
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[1]	10,798	11,054
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[1]	1,703	1,757
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 8.58% 2014[1,3]	5,677	5,645
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 8.60% 2014[1,3]	4,298	4,274
DAE Aviation Holdings, Inc. 11.25% 2015[4]	8,255	8,750
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[1]	1,310	1,271
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[1]	1,559	1,578
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[1]	1,850	1,869
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[1]	8,535	8,970
AMR Corp. 9.00% 2016	1,500	1,436
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[1]	935	856
AMR Corp. 10.20% 2020	1,345	1,261
AMR Corp. 10.00% 2021[2]	1,200	1,095
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[1]	453	451
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[1,8]	3,633	4,287
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[1]	3,736	3,747
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[1]	436	438
United Air Lines, Inc., Term Loan B, 7.125% 2014[1,3]	717	673
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[1]	644	645
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[1,2,8]	230	—
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[1,2]	3,970	3,728
General Electric Co. 5.00% 2013	1,250	1,267
General Electric Co. 5.25% 2017	1,500	1,500
General Electric Capital Corp., Series A, 5.625% 2017	2,250	2,313
General Electric Capital Corp., Series A, 5.145% 2018[3]	1,000	968
General Electric Capital Corp., Series A, 5.258% 2026[2,3]	6,400	6,125
Allied Waste North America, Inc., Series B, 6.50% 2010	2,250	2,261
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	985
Allied Waste North America, Inc., Series B, 6.125% 2014	2,750	2,657
Allied Waste North America, Inc., Series B, 7.375% 2014	1,000	1,002
Allied Waste North America, Inc. 7.25% 2015	2,000	2,000
Allied Waste North America, Inc. 6.875% 2017	2,000	1,960
Northwest Airlines, Inc., Term Loan A, 6.58% 2018[1,3]	9,550	9,264
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	5,300	5,446
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[7]	4,200	2,972
Hutchison Whampoa International Ltd. 7.00% 2011[4]	500	528
Hutchison Whampoa International Ltd. 6.50% 2013[4]	6,750	7,104
Kansas City Southern Railway Co. 9.50% 2008	1,850	1,896
Kansas City Southern Railway Co. 7.50% 2009	4,200	4,226
Tyco International Group SA 6.125% 2008	2,375	2,396
Tyco International Group SA 7.00% 2028	620	658
Tyco International Group SA 6.875% 2029	2,380	2,417
Ashtead Group PLC 8.625% 2015[4]	1,000	880
Ashtead Capital, Inc. 9.00% 2016[4]	4,500	4,005
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[1,4]	1,632	1,714
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,4]	1,816	1,870
John Deere Capital Corp., Series D, 4.375% 2008	1,500	1,498
John Deere Capital Corp. 5.40% 2011	2,000	2,049
TFM, SA de CV 9.375% 2012	3,150	3,315
RBS Global, Inc. and Rexnord LLC 9.50% 2014	3,250	3,234
ARAMARK Corp., Term Loan B, 6.83% 2014[1,3]	1,202	1,146
ARAMARK Corp., Term Loan B, Letter of Credit, 6.83% 2014[1,3]	86	82
ARAMARK Corp. 8.411% 2015[3]	200	196
ARAMARK Corp. 8.50% 2015	1,775	1,806
Atrium Companies, Inc., Term Loan B, 8.46% 2012[1,3]	3,465	3,224
Terex Corp. 7.375% 2014	3,000	3,053
THL Buildco, Inc. 8.50% 2014	3,225	2,596
US Investigations Services 11.75% 2016[4]	2,955	2,586
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	2,325	2,433
American Standard Inc. 7.625% 2010	2,300	2,416
Atlas Copco AB 5.60% 2017[4]	2,340	2,345
CSX Corp. 5.75% 2013	2,300	2,331
USG Corp. 6.30% 2016	2,000	1,810
Waste Management, Inc. 7.375% 2010	650	687
WMX Technologies, Inc. 7.10% 2026	500	541
Union Pacific Corp. 5.75% 2017	1,080	1,078
Volvo Treasury AB 5.00% 2017	€590	816
RSC Holdings III, LLC, Second Lien Term Loan B, 8.75% 2013[1,3]	$696	649
BNSF Funding Trust I 6.613% 2055[3]	685	641
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,4]	479	501
		208,035

TELECOMMUNICATION SERVICES — 3.81%
Nextel Communications, Inc., Series E, 6.875% 2013	16,720	16,485
Nextel Communications, Inc., Series D, 7.375% 2015	17,740	17,481
Sprint Capital Corp. 6.875% 2028	1,000	951
Sprint Capital Corp. 8.75% 2032	4,350	4,917
AT&T Corp. 7.30% 2011[3]	1,850	2,006
AT&T Wireless Services, Inc. 7.875% 2011	1,890	2,048
SBC Communications Inc. 5.10% 2014	2,700	2,676
SBC Communications Inc. 5.625% 2016	6,750	6,838
SBC Communications Inc. 6.45% 2034	2,130	2,202
AT&T Inc. 6.30% 2038	3,800	3,874
U S WEST Capital Funding, Inc. 6.375% 2008	100	100
Qwest Capital Funding, Inc. 7.90% 2010	4,295	4,359
Qwest Capital Funding, Inc. 7.25% 2011	6,475	6,410
Qwest Communications International Inc. 7.25% 2011	4,000	4,020
Qwest Corp. 8.875% 2012	1,250	1,344
Qwest Capital Funding, Inc. 7.625% 2021	350	317
U S WEST Capital Funding, Inc. 6.875% 2028	700	595
British Telecommunications PLC 5.15% 2013	4,000	3,996
British Telecommunications PLC 5.95% 2018	7,500	7,574
Verizon Communications Inc. 5.50% 2017	8,885	8,942
Verizon Global Funding Corp. 7.75% 2030	1,900	2,235
American Tower Corp. 7.125% 2012	5,250	5,421
American Tower Corp. 7.50% 2012	4,500	4,658
Intelsat, Ltd. 6.50% 2013	3,000	2,198
Intelsat (Bermuda), Ltd. 8.25% 2013	1,775	1,793
Intelsat (Bermuda), Ltd. 0%/9.25% 2015[7]	1,200	987
Intelsat Corp. 9.00% 2016	2,500	2,531
Intelsat (Bermuda), Ltd. 9.25% 2016	2,000	2,020
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,700	1,797
Windstream Corp. 8.625% 2016	5,800	6,119
Cricket Communications, Inc. 9.375% 2014	4,880	4,599
Cricket Communications, Inc. 9.375% 2014[4]	2,700	2,545
France Télécom 7.75% 2011[3]	6,500	6,991
Rogers Wireless Inc. 7.25% 2012	3,825	4,150
Rogers Wireless Inc. 7.50% 2015	1,975	2,163
Hawaiian Telcom Communications, Inc. 9.75% 2013	2,870	2,863
Hawaiian Telcom Communications, Inc. 10.318% 2013[3]	2,195	2,222
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	1,125	1,167
Rural Cellular Corp. 8.124% 2013[3]	5,500	5,610
Sogerim SA 7.25% 2011[3]	€905	1,387
Telecom Italia Capital SA 5.25% 2015	$4,000	3,903
Embarq Corp. 6.738% 2013	5,000	5,178
Telefónica Emisiones, SAU 5.984% 2011	5,000	5,147
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,000	1,055
Centennial Communications Corp. 10.981% 2013[3]	500	514
Centennial Communications Corp., Centennial Cellular Operating Co. LLC
and Centennial Puerto Rico Operations Corp. 8.125% 2014[3]	2,700	2,673
Cincinnati Bell Inc. 7.25% 2013	3,750	3,778
Triton PCS, Inc. 8.50% 2013	3,250	3,380
NTELOS Inc., Term Loan B, 7.10% 2011[1,3]	2,432	2,403
Level 3 Financing, Inc. 9.25% 2014	2,500	2,275
Digicel Group Ltd. 8.875% 2015[4]	2,000	1,835
Deutsche Telekom International Finance BV 8.125% 2012[3]	€835	1,341
Singapore Telecommunications Ltd. 6.375% 2011[4]	$750	795
		194,868

ENERGY — 2.62%
Williams Companies, Inc. 6.375% 2010[4]	1,000	1,016
Williams Companies, Inc. 7.125% 2011	500	531
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	2,950	3,098
Williams Companies, Inc. 8.125% 2012	6,180	6,759
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	2,500	2,588
Williams Companies, Inc. 8.75% 2032	2,400	2,946
TransCanada PipeLines Ltd. 6.35% 2067[3]	14,250	13,379
Gaz Capital SA 6.51% 2022[4]	8,940	8,522
Gaz Capital SA, Series 9, 6.51% 2022	1,750	1,668
Gaz Capital SA 7.288% 2037[4]	3,000	3,043
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1,4]	2,673	2,670
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1]	37	37
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1]	675	756
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1,4]	360	403
Ras Laffan Liquefied Natural Gas II 5.298% 2020[1,4]	7,500	7,296
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1,4]	7,250	6,870
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1]	4,000	3,790
Southern Natural Gas Co. 5.90% 2017[4]	2,510	2,481
El Paso Natural Gas Co. 5.95% 2017	1,500	1,488
Tennessee Gas Pipeline Co. 7.00% 2028	2,000	2,029
Southern Natural Gas Co. 8.00% 2032	750	839
Enterprise Products Operating LP, Series B, 5.00% 2015	1,055	1,009
Enterprise Products Operating LP 8.375% 2066[3]	4,195	4,302
Enterprise Products Operating LP 7.034% 2068[3]	805	731
LUKOIL International Finance BV 6.656% 2022[4]	6,100	5,711
Transocean Inc. 6.00% 2018	4,665	4,661
Qatar Petroleum 5.579% 2011[1,4]	4,278	4,418
TEPPCO Partners LP 7.00% 2067[3]	4,700	4,308
Kinder Morgan Inc., Term Loan B, 6.35% 2014[1,3]	2,418	2,408
K N Energy, Inc. 7.25% 2028	1,500	1,415
Teekay Shipping Corp. 8.875% 2011	3,350	3,530
Kinder Morgan Energy Partners LP 6.75% 2011	2,000	2,100
Kinder Morgan Energy Partners LP 6.00% 2017	380	381
Kinder Morgan Energy Partners LP 6.50% 2037	900	892
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[1,4]	3,132	3,158
Petroleum Export Ltd., Class A-3, 5.265% 2011[1,4]	3,133	3,099
Drummond Co., Inc. 7.375% 2016[4]	2,545	2,373
Overseas Shipholding Group, Inc. 8.25% 2013	2,250	2,295
Newfield Exploration Co. 6.625% 2014	1,000	995
Newfield Exploration Co. 6.625% 2016	1,250	1,231
Polar Tankers, Inc. 5.951% 2037[1,4]	2,250	2,187
Pemex Project Funding Master Trust 6.625% 2035	2,000	2,118
XTO Energy Inc. 6.25% 2017	2,000	2,102
Sunoco, Inc. 5.75% 2017	2,000	1,991
Premcor Refining Group Inc. 6.75% 2011	1,250	1,328
Premcor Refining Group Inc. 9.50% 2013	400	420
Encore Acquisition Co. 6.00% 2015	1,825	1,652
Gulfstream Natural Gas 6.19% 2025[4]	1,220	1,188
		134,212

ASSET-BACKED OBLIGATIONS[1]— 2.57%
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	4,750	4,763
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	3,500	3,525
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	6,750	6,910
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	2,250	2,268
Chase Issuance Trust, Series 2007-A9, Class A, 5.058% 2014[3]	11,500	11,373
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[2,4]	7,445	7,441
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 5.078% 2015[3,4]	5,000	4,881
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012	9,340	9,363
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	5,250	5,288
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	2,500	2,540
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[3]	7,338	7,308
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[4]	2,000	1,998
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[2,4]	5,000	4,687
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[4]	3,000	3,015
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[4]	3,617	3,608
Carrington Mortgage Loan Trust, Series 2006-NC2, Class A-2, 4.955% 2036[3]	5,000	4,725
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 4.925% 2037[3]	1,186	1,124
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[4]	4,500	4,541
ABFC Trust, Series 2006-HE1, Class A-2C, 5.025% 2037[2,3]	5,000	4,025
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[2,3]	4,500	4,021
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[4]	4,000	4,006
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	3,750	3,795
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	3,320	3,403
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 2036[2,3]	4,000	3,328
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	3,000	2,981
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	2,795	2,797
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	2,750	2,731
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2,4]	2,000	1,895
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[4]	1,547	1,545
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[3]	1,500	1,386
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[2,3]	1,360	1,246
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	1,229	1,233
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029[2]	1,560	1,225
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 5.015% 2036[3]	1,350	1,098
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 4.965% 2037[2,3]	2,031	914
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[4]	512	503
		131,490

MATERIALS — 1.94%
Abitibi-Consolidated Co. of Canada 5.25% 2008	500	481
Abitibi-Consolidated Finance LP 7.875% 2009	2,812	2,692
Abitibi-Consolidated Inc. 7.75% 2011	1,850	1,452
Abitibi-Consolidated Co. of Canada 8.491% 2011[3]	1,650	1,312
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	316
Abitibi-Consolidated Co. of Canada 8.375% 2015	7,215	5,393
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	2,000	1,980
Stone Container Corp. 8.375% 2012	2,250	2,244
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	2,800	2,695
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	2,835	2,753
C5 Capital (SPV) Ltd. 6.196% (undated)[3,4]	5,000	4,950
C10 Capital (SPV) Ltd. 6.722% (undated)[3,4]	4,500	4,155
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	8,275	8,047
Stora Enso Oyj 6.404% 2016[4]	1,780	1,757
Stora Enso Oyj 7.25% 2036[4]	4,950	4,957
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,675	1,780
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,975	3,198
Bayer AG 5.00% (undated)[3]	€3,780	4,904
Alcoa Inc. 5.55% 2017	$4,700	4,568
UPM-Kymmene Corp. 5.625% 2014[4]	4,500	4,257
Owens-Brockway Glass Container Inc. 8.875% 2009	2,197	2,208
Owens-Brockway Glass Container Inc. 6.75% 2014	€1,250	1,770
NewPage Corp. 10.00% 2012[4]	$3,500	3,535
Graphic Packaging International, Inc. 8.50% 2011	3,475	3,458
Algoma Steel Inc. 9.875% 2015[4]	3,000	2,475
Norske Skogindustrier ASA 7.625% 2011[4]	2,500	2,400
Neenah Paper, Inc. 7.375% 2014	2,325	2,186
Rockwood Specialties Group, Inc. 7.625% 2014	€1,500	2,157
Plastipak Holdings, Inc. 8.50% 2015[4]	$2,000	2,010
Domtar Corp. 5.375% 2013	500	454
Domtar Corp. 7.125% 2015	1,500	1,478
Airgas, Inc. 6.25% 2014	2,000	1,920
JSG Funding PLC 7.75% 2015	2,000	1,910
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	2,000	1,850
Georgia-Pacific Corp. 8.125% 2011	500	510
Georgia-Pacific Corp., First Lien Term Loan B, 6.896% 2012[1,3]	1,005	958
Ainsworth Lumber Co. Ltd. 7.25% 2012	375	228
Ainsworth Lumber Co. Ltd. 6.75% 2014	2,000	1,215
Building Materials Corp. of America 7.75% 2014	1,850	1,425
Allegheny Technologies, Inc. 8.375% 2011	500	535
International Paper Co. 5.85% 2012	520	529
		99,102

HEALTH CARE — 1.86%
HealthSouth Corp. 10.829% 2014[3]	8,180	8,364
HealthSouth Corp. 10.75% 2016	6,715	7,051
HCA Inc., Term Loan B, 7.09% 2013[1,3]	12,870	12,403
HCA Inc. 9.125% 2014	580	605
HCA Inc. 9.25% 2016	680	716
HCA Inc. 9.625% 2016[5]	680	721
Schering-Plough Corp. 5.375% 2014	€1,020	1,464
Schering-Plough Corp. 6.00% 2017	$4,840	5,024
Schering-Plough Corp. 6.55% 2037	3,000	3,189
Coventry Health Care, Inc. 6.30% 2014	7,800	7,994
VWR International, Inc. 10.25% 2015[3,4,5]	7,320	7,009
Tenet Healthcare Corp. 6.375% 2011	700	640
Tenet Healthcare Corp. 9.875% 2014	4,100	3,926
Tenet Healthcare Corp. 9.25% 2015	2,150	1,999
PTS Acquisition Corp. 9.50% 2015[4,5]	5,295	4,937
AstraZeneca PLC 5.40% 2012	4,500	4,657
UnitedHealth Group Inc. 6.00% 2017[4]	4,500	4,553
WellPoint, Inc. 5.25% 2016	625	606
WellPoint, Inc. 5.875% 2017	3,000	3,026
Viant Holdings Inc. 10.125% 2017[4]	3,390	3,119
Mylan Inc., Term Loan B, 8.313% 2014[1,3]	2,600	2,578
Amgen Inc. 4.00% 2009	2,500	2,483
Elan Finance PLC and Elan Finance Corp. 9.249% 2013[3]	2,440	2,367
Surgical Care Affiliates, Inc. 10.00% 2017[4]	2,500	2,287
Humana Inc. 6.45% 2016	1,500	1,514
Cardinal Health, Inc. 6.30% 2016[4]	1,235	1,268
Warner Chilcott Corp. 8.75% 2015	650	673
		95,173

INFORMATION TECHNOLOGY — 1.64%
NXP BV and NXP Funding LLC 7.993% 2013[3]	8,025	7,413
NXP BV and NXP Funding LLC 7.875% 2014	5,600	5,348
NXP BV and NXP Funding LLC 9.50% 2015	12,000	11,025
Western Union Co. 5.055% 2008[3]	4,000	3,992
Western Union Co. 5.93% 2016	6,000	5,997
Celestica Inc. 7.875% 2011	6,750	6,531
Celestica Inc. 7.625% 2013	3,450	3,234
Sanmina-SCI Corp. 7.741% 2014[3,4]	2,000	1,938
Sanmina-SCI Corp. 8.125% 2016	7,425	6,618
Freescale Semiconductor, Inc., Term Loan B, 6.975% 2013[1,3]	1,293	1,201
Freescale Semiconductor, Inc. 8.875% 2014	5,000	4,487
SunGard Data Systems Inc. 9.125% 2013	5,500	5,624
First Data Corp., Term Loan B2, 7.634% 2014[1,3]	4,988	4,747
National Semiconductor Corp. 6.15% 2012	4,500	4,592
Ceridian Corp. 11.25% 2015[4]	3,900	3,627
Jabil Circuit, Inc. 5.875% 2010	3,060	3,098
Xerox Corp. 7.125% 2010	2,500	2,621
Electronic Data Systems Corp., Series B, 6.50% 2013[3]	1,500	1,518
Exodus Communications, Inc. 11.625% 2010[2,8]	377	—
		83,611

UTILITIES — 1.61%
Edison Mission Energy 7.75% 2016	6,000	6,210
Midwest Generation, LLC, Series B, 8.56% 2016[1]	1,586	1,693
Edison Mission Energy 7.00% 2017	4,050	3,999
Edison Mission Energy 7.20% 2019	5,250	5,184
Edison Mission Energy 7.625% 2027	4,500	4,253
AES Corp. 9.50% 2009	695	723
AES Corp. 9.375% 2010	4,769	5,031
AES Corp. 8.75% 2013[4]	3,958	4,151
AES Red Oak, LLC, Series A, 8.54% 2019[1]	856	921
AES Ironwood, LLC 8.857% 2025[1]	1,102	1,213
AES Red Oak, LLC, Series B, 9.20% 2029[1]	2,500	2,788
ISA Capital do Brasil SA 7.875% 2012[4]	625	639
ISA Capital do Brasil SA 8.80% 2017[4]	6,500	6,711
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[4]	3,920	3,845
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	2,000	1,932
NRG Energy, Inc. 7.25% 2014	725	709
NRG Energy, Inc. 7.375% 2016	4,675	4,570
National Grid PLC 6.30% 2016	2,315	2,367
National Grid Transco PLC 4.375% 2020	€1,290	1,621
Veolia Environnement 6.125% 2033	2,740	3,857
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	$2,200	2,142
MidAmerican Energy Holdings Co. 6.125% 2036	1,500	1,501
Constellation Energy Group, Inc. 6.125% 2009	1,800	1,836
Constellation Energy Group, Inc. 4.55% 2015	1,080	997
Cilcorp Inc. 8.70% 2009	1,000	1,056
Union Electric Co. 5.25% 2012	1,495	1,518
Texas Competitive Electric Holding Co. LLC 10.25% 2015[4]	2,500	2,488
SP PowerAssets Ltd. 3.80% 2008[4]	2,000	1,987
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	150	150
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,450	1,445
Mirant Americas Generation, Inc. 8.30% 2011	1,400	1,411
Exelon Generation Co., LLC 6.95% 2011	1,300	1,357
Scottish Power PLC 5.375% 2015	1,230	1,188
Israel Electric Corp. Ltd. 7.70% 2018[4]	500	578
PSEG Energy Holdings Inc. 8.625% 2008	408	411
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	100	100
		82,582

CONSUMER STAPLES — 0.88%
Tesco PLC 5.50% 2017[4]	6,955	6,950
Tesco PLC 5.50% 2033	£330	641
Tesco PLC 6.15% 2037[4]	$5,000	4,901
CVS Caremark Corp. 6.943% 2030[1,4]	7,575	7,619
SUPERVALU INC., Term Loan B, 6.396% 2012[1,3]	1,971	1,934
SUPERVALU INC. 7.50% 2012	585	608
Albertson’s, Inc. 7.25% 2013	2,410	2,476
Albertson’s, Inc. 8.00% 2031	2,000	2,039
Tyson Foods, Inc. 6.85% 2016[3]	4,305	4,439
Kroger Co. 6.40% 2017	4,130	4,327
Stater Bros. Holdings Inc. 8.125% 2012	2,550	2,531
Stater Bros. Holdings Inc. 7.75% 2015	1,425	1,382
Spectrum Brands, Inc. 7.375% 2015	2,600	1,937
Safeway Inc. 6.35% 2017	1,600	1,671
Kraft Foods Inc. 6.125% 2018	1,575	1,590
		45,045

MUNICIPALS — 0.07%
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Federally Taxable,
Series 2003-E, 5.55% 2014	1,625	1,624
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	1,445	1,341
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	395	409
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	322	312
		3,686

Total bonds, notes & other debt instruments (cost: $4,438,947,000)		4,377,720

Convertible securities — 0.28%	Principal amount

CONSUMER DISCRETIONARY — 0.16%
Beazer Homes USA, Inc. 4.625% convertible notes 2024	$8,640,000	6,102
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€1,518,000	2,272
		8,374

FINANCIALS — 0.12%
Countrywide Financial Corp., Series A, 1.743% convertible debentures 2037[3,4]	$7,500,000	5,886

Total convertible securities (cost: $14,410,000)		14,260

Preferred stocks — 3.00%	Shares

FINANCIALS — 2.92%
Fannie Mae, Series S, 8.25% noncumulative[9]	768,000	19,594
Fannie Mae, Series O, 7.00%[3,4]	135,855	6,296
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[3]	20,148,000	19,114
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative[3,4]	3,025,000	3,065
Freddie Mac, Series Z, 8.375%[9]	618,440	16,311
Sumitomo Mitsui Banking Corp. 6.078%[3,4]	16,008,000	14,827
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[3,4]	5,555,000	5,605
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[3,4]	3,230,000	3,260
Mizuho Capital Investment (EUR) 1 Ltd. 5.02%[3]	800,000	1,075
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[3,4]	10,090,000	9,291
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[3,4]	10,800,000	9,143
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up3,4	6,030,000	6,594
Royal Bank of Scotland Group PLC 5.512% noncumulative trust[3]	5,000,000	4,603
RBS Capital Trust I 4.709% noncumulative trust[3]	1,500,000	1,351
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[4]	520,000	4,940
Banco Santander Central Hispano, SA 6.50%[10]	200,000	4,175
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[3]	3,100,000	4,010
ING Capital Funding Trust III 8.439% noncumulative[3]	2,700,000	2,862
Deutsche Bank Capital Funding Trust I 7.872%[3,4]	2,500,000	2,611
Wachovia Capital Trust III 5.80%[3]	2,450,000	2,191
XL Capital Ltd., Series E, 6.50%[3]	2,226	1,950
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[4]	65,000	1,916
Barclays Bank PLC 4.75%[3]	1,560,000	1,809
BNP Paribas Capital Trust 9.003% noncumulative trust[3,4]	850,000	910
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[3,4]	750,000	802
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[3,4]	600,000	596
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	20,000	435
		149,336

MISCELLANEOUS — 0.08%
Other preferred stocks in initial period of acquisition		4,293

Total preferred stocks (cost: $164,923,000)		153,629

Common stocks — 0.30%

UTILITIES — 0.05%
Drax Group PLC	200,094	2,402

TELECOMMUNICATION SERVICES — 0.05%
American Tower Corp., Class A9	42,271	1,801
Sprint Nextel Corp., Series 1	33,726	443
Embarq Corp.	1,686	83
XO Holdings, Inc.[9]	1,134	2
		2,329

INDUSTRIALS — 0.02%
DigitalGlobe Inc.[2,9,10]	306,464	1,226
UAL Corp.[9]	1,580	56
		1,282

INFORMATION TECHNOLOGY — 0.00%
ZiLOG, Inc.[9]	32,500	113

HEALTH CARE — 0.00%
Clarent Hospital Corp.[2,9]	16,114	3

MISCELLANEOUS — 0.18%
Other common stocks in initial period of acquisition		9,075

Total common stocks (cost: $16,235,000)		15,204

		Market value
Rights & warrants — 0.00%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[9]	2,273	$1
XO Holdings, Inc., Series B, warrants, expire 2010[9]	1,704	—
XO Holdings, Inc., Series C, warrants, expire 2010[9]	1,704	—
GT Group Telecom Inc., warrants, expire 2010[2,4,9]	1,000	—

Total rights & warrants (cost: $52,000)		1

	Principal amount
Short-term securities — 13.04%	(000)

Wells Fargo & Co. 4.30% due 1/14–1/18/2008	$81,400	81,242
U.S. Treasury Bills 3.20%–4.05% due 4/3–5/22/2008[11]	65,700	65,044
Procter & Gamble International Funding S.C.A. 4.47%–4.74% due 1/4–3/4/2008[4,11]	54,800	54,618
Federal Home Loan Bank 4.25%–4.61% due 1/4–1/22/2008[11]	54,233	54,147
Freddie Mac 4.0947%–4.62% due 3/10–12/8/2008[11]	53,000	52,130
Caterpillar Financial Services Corp. 4.20%–4.47% due 1/24–2/19/2008[11]	50,800	50,575
Coca-Cola Co. 4.47% due 1/15/2008[4,11]	49,000	48,909
IBM International Group Capital LLC 4.47% due 2/15/2008[4]	25,000	24,841
IBM Corp. 4.40% due 1/11/2008[4]	23,000	22,969
JPMorgan Chase & Co. 5.05% due 1/4/2008[11]	40,400	40,379
United Parcel Service Inc. 4.38%–4.53% due 1/3–3/19/2008[4,11]	37,900	37,688
International Bank for Reconstruction and Development 4.33% due 1/22/2008	30,500	30,430
Wal-Mart Stores Inc. 4.73% due 1/29/2008[4]	29,500	29,379
Harley-Davidson Funding Corp. 4.75% due 1/17/2008[4]	20,000	19,954
Edison Asset Securitization LLC 4.61% due 1/23/2008[4]	14,500	14,450
Hewlett-Packard Co. 4.52% due 1/2/2008[4,11]	14,000	13,996
Medtronic Inc. 4.22% due 1/22/2008[4]	9,700	9,675
International Lease Finance Corp. 4.69% due 1/3/2008	9,200	9,197
Paccar Financial Corp. 4.72% due 1/3/2008	7,100	7,097

Total short-term securities (cost: $666,635,000)		666,720

Total investment securities (cost: $5,301,202,000)		5,227,534
Other assets less liabilities		(112,935)

Net assets		$5,114,599

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $247,371,000.
[3]	Coupon rate may change periodically.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $979,499,000, which represented 19.15% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Index-linked bond whose principal amount moves with a government retail price index.
[7]	Step bond; coupon rate will increase at a later date.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Security did not produce income during the last 12 months.
[10]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restriction on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Banco Santander Central Hispano, SA 6.50%	1/11/2007	$5,000	$4,175	.08%
DigitalGlobe Inc.	4/14/1999–7/31/2003	250	1,226	.02

Total restricted securities		$5,250	$5,401	.10%

[11]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Global Bond Fund
Investment portfolio

December 31, 2007

Bonds, notes & other debt instruments — 87.05%	Principal amount (000)	Market value (000)

EUROS — 20.08%
German Government 5.25% 2008	€920	US$ 1,343
German Government 4.50% 2009	2,500	3,669
German Government 3.75% 2013	1,650	2,361
German Government 4.50% 2013	3,975	5,900
German Government 4.25% 2014	2,880	4,212
German Government, Series 6, 4.00% 2016	7,125	10,192
German Government 4.25% 2017	7,425	10,791
German Government, Series 7, 4.00% 2018	2,085	2,964
German Government 6.25% 2024	275	478
German Government 4.75% 2034	1,225	1,822
Spanish Government 2.90% 2008	2,125	3,070
Spanish Government 4.20% 2013	640	934
Spanish Government 6.15% 2013	1,694	2,692
Netherlands Government Eurobond 5.00% 2012	100	151
Netherlands Government Eurobond 4.25% 2013	620	907
Netherlands Government Eurobond 7.50% 2023	400	769
Netherlands Government Eurobond 4.00% 2037	300	393
French Government O.A.T. Eurobond 4.75% 2035	914	1,351
Bayer AG 5.00% (undated)[1]	790	1,025
Pfizer Inc. 4.75% 2014	700	1,014
National Grid Transco PLC 4.375% 2020	500	628
Merrill Lynch & Co., Inc. 4.625% 2018	525	624
Schering-Plough Corp. 5.375% 2014	350	502
Shinsei Bank, Ltd. 3.75% 2016[1]	250	334
Shinsei Bank, Ltd. 3.75% 2016[1]	100	134
Sumitomo Mitsui Banking Corp. 4.375% (undated)[1]	350	433
Vodafone Group PLC 4.75% 2016	300	418
UniCredito Italiano SpA 3.95% 2016	300	380
UPM-Kymmene Corp. 6.125% 2012	200	294
Veolia Environnement 4.875% 2013	150	214
Veolia Environnement 6.125% 2033	55	77
Resona Bank, Ltd 4.125% (undated)[1]	200	264
Croatian Government 5.00% 2014	165	238
Saint-Gobain Nederland BV 5.00% 2014	150	210
Rodamco Europe Finance BV, Series 5, 3.75% 2012	145	196
Santander Perpetual, SA Unipersonal 4.375% (undated)[1]	150	196
Metro Finance BV 4.625% 2011	125	179
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	120	160
Northern Rock PLC, Series 7, 4.125% 2017[2]	100	132
PLD International Finance LLC 4.375% 2011	50	68
		61,719

JAPANESE YEN — 6.89%
Japanese Government 0.90% 2008	¥208,900	US$ 1,876
Japanese Government 1.80% 2008	89,000	801
Japanese Government 1.30% 2011	320,650	2,914
Japanese Government 0.50% 2013	163,000	1,416
Japanese Government 1.50% 2014	823,550	7,532
Japanese Government 1.70% 2016	589,250	5,412
Japanese Government 1.70% 2017	50,000	457
Japanese Government 2.30% 2035	87,400	776
		21,184

BRITISH POUNDS — 3.25%
United Kingdom 5.00% 2008	£115	228
United Kingdom 5.25% 2012	475	973
United Kingdom 5.00% 2014	1,025	2,091
United Kingdom 4.75% 2015	755	1,522
United Kingdom 4.00% 2016	1,920	3,674
United Kingdom 8.00% 2021	275	732
United Kingdom 4.75% 2038	310	662
Countrywide Home Loans, Inc. 5.875% 2008[3]	60	100
		9,982

ISRAELI SHEKELS — 2.84%
Israeli Government 7.50% 2014[3]	ILS 8,693	2,422
Israeli Government 6.50% 2016[3]	19,180	5,077
Israeli Government 5.50% 2017[3]	5,029	1,239
		8,738

AUSTRALIAN DOLLARS — 2.83%
Queensland Treasury Corp. 6.00% 2015	A$5,785	4,812
New South Wales Treasury Corp. 5.50% 2014	1,975	1,599
KfW 6.25% 2012	1,850	1,554
European Investment Bank 6.125% 2017	900	742
		8,707

SWEDISH KRONOR — 2.79%
Swedish Government 5.00% 2009	SKr17,290	2,698
Swedish Government 5.25% 2011	5,610	896
Swedish Government 4.00% 2012[2]	8,000	1,201
Swedish Government 5.00% 2020	8,770	1,439
Nordea Hypotek AB 4.00% 2012[2]	8,000	1,199
Stadshypotek AB 6.00% 2012[2]	7,000	1,144
		8,577

MALAYSIAN RINGGIT — 1.83%
Malaysian Government 3.869% 2010	MYR3,050	931
Malaysian Government 3.718% 2012	8,060	2,437
Malaysian Government 4.262% 2016	6,910	2,114
Malaysian Government 3.814% 2017	520	154
		5,636

SINGAPORE DOLLARS — 1.78%
Singapore (Republic of) 4.375% 2009	S$2,590	1,846
Singapore (Republic of) 3.125% 2011	3,820	2,750
Singapore (Republic of) 3.75% 2016	1,160	873
		5,469

SOUTH KOREAN WON — 1.69%
South Korean Government 5.00% 2011	KRW1,090,000	1,140
South Korean Government 5.25% 2015	1,566,430	1,625
South Korean Government 5.00% 2016	2,390,000	2,431
		5,196

POLISH ZLOTY — 1.60%
Polish Government, Series 608, 5.75% 2008	PLN1,560	US$ 633
Polish Government 6.00% 2009	3,290	1,331
Polish Government 5.75% 2010	6,750	2,711
Polish Government 5.25% 2017	650	251
		4,926

HUNGARIAN FORINT — 1.59%
Hungarian Government 7.25% 2012	HUF449,050	2,579
Hungarian Government 6.75% 2017	407,250	2,298
		4,877

EGYPTIAN POUNDS — 1.37%
Egypt (Arab Republic of) Treasury Bill 0% 2008[3]	EGP4,750	850
Egypt (Arab Republic of) Treasury Bill 0% 2008[3]	4,000	713
Egypt (Arab Republic of) Treasury Bill 0% 2008[3]	3,000	528
Egypt (Arab Republic of) Treasury Bill 0% 2008[3]	1,525	269
Egypt (Arab Republic of) Treasury Bill 0% 2008[3]	1,000	180
Egypt (Arab Republic of) Treasury Bill 0% 2008[3]	550	99
Egypt (Arab Republic of) Treasury Bill 0% 2008[3]	125	22
Egypt (Arab Republic of) 11.50% 2011[3]	1,125	224
Egypt (Arab Republic of) 8.75% 2012[3]	2,250	420
Egypt (Arab Republic of) 8.85% 2013[3]	5,000	921
		4,226

MEXICAN PESOS — 1.28%
United Mexican States Government 9.00% 2012	MXN20,000	1,910
United Mexican States Government, Series MI10, 9.50% 2014	16,500	1,626
United Mexican States Government, Series M20, 10.00% 2024	3,800	406
		3,942

DANISH KRONER — 1.26%
Nykredit 5.00% 2038[2]	DKr14,702	2,729
Nykredit 6.00% 2038[2,3]	3,000	583
Nordea Kredit 5.00% 2038[2]	2,988	556
		3,868

INDONESIAN RUPIAH — 1.07%
Indonesia (Republic of) 12.50% 2013	IDR 9,672,000	1,160
Indonesia (Republic of) 11.00% 2020	3,100,000	344
Indonesia (Republic of) 12.80% 2021	14,400,000	1,786
Indonesia (Republic of) 11.00% 2025	100,000	11
		3,301

TURKISH LIRE — 1.04%
Turkey (Republic of) Treasury Bill 0% 2008[3]	TRY2,110	1,661
Turkey (Republic of) 10.00% 2012[3,4]	629	562
Turkey (Republic of) 16.00% 2012[3]	790	672
European Investment Bank 0% 2016	1,000	311
		3,206

BRAZILIAN REAIS — 1.01%
Brazil (Federal Republic of) 10.00% 2014[3]	BRL2,600	1,284
Brazilian Treasury Bill 6.00% 2015[3,4]	1,673	861
Brazil (Federal Republic of) 10.00% 2017[3]	2,000	948
		3,093

CANADIAN DOLLARS — 0.53%
Canadian Government 3.75% 2008	C$ 460	463
Canadian Government 5.50% 2010	70	73
Canadian Government 4.50% 2015	1,050	1,095
		1,631

ARGENTINE PESOS — 0.23%
Argentina (Republic of) 5.83% 2033[2,3,4,5]	ARS3,008	US$ 706

COLOMBIAN PESOS — 0.17%
Colombia (Republic of) Global 11.75% 2010	COP 17,000	9
Colombia (Republic of) Global 12.00% 2015	139,000	77
Colombia (Republic of) Global 9.85% 2027	882,000	438
		524

DOMINICAN PESOS — 0.07%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[3]	DOP6,557	198

U.S. DOLLARS — 31.85%
U.S. Treasury 5.50% 2009	US$2,190	2,261
U.S. Treasury 4.25% 2011	1,090	1,127
U.S. Treasury 4.25% 2012[6]	1,750	1,811
U.S. Treasury 4.875% 2012[6]	5,642	5,984
U.S. Treasury 4.50% 2016[6]	3,750	3,902
U.S. Treasury 5.125% 2016[6]	6,175	6,683
U.S. Treasury 4.625% 2017[6]	4,010	4,191
Freddie Mac 5.75% 2008	500	502
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[2]	94	72
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[2,3,6]	720	555
Freddie Mac 5.50% 2037[2,6]	1,961	1,957
Freddie Mac 6.00% 2037[2,6]	2,710	2,752
Freddie Mac 6.00% 2037[2,6]	1,247	1,266
Freddie Mac 6.00% 2037[2]	455	462
Freddie Mac 6.00% 2037[2]	285	290
Freddie Mac 6.00% 2037[2]	280	284
Fannie Mae 4.50% 2035[2]	426	403
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[2,3]	406	324
Fannie Mae 6.00% 2036[2]	331	336
Fannie Mae 6.50% 2036[2]	460	470
Fannie Mae 5.50% 2037[2]	297	293
Fannie Mae 5.50% 2037[2]	244	241
Fannie Mae 6.00% 2037[2,6]	1,379	1,401
Fannie Mae 6.50% 2037[2]	248	255
Fannie Mae 7.00% 2037[2]	121	126
Federal Home Loan Bank 4.875% 2008	910	911
Federal Home Loan Bank 5.125% 2008	895	896
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[2]	380	382
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037[2,6]	209	210
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037[2]	751	761
Comcast Corp. 6.30% 2017	670	696
Comcast Corp. 6.95% 2037	570	617
Nextel Communications, Inc., Series E, 6.875% 2013	285	281
Nextel Communications, Inc., Series F, 5.95% 2014	175	165
Sprint Capital Corp. 6.875% 2028	300	285
Sprint Capital Corp. 8.75% 2032	500	565
Washington Mutual Bank, FA, Series 16, 5.125% 2015	250	212
Washington Mutual, Inc. 7.25% 2017	500	441
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[1,3,7]	100	58
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[1,7]	300	177
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated)[1,7]	300	240
Chase Issuance Trust, Series 2007-A9, Class A, 5.058% 2014[1,2]	1,000	989
American General Finance Corp., Series J, 6.90% 2017	175	175
American International Group, Inc., Series G, 5.85% 2018	620	625
American International Group, Inc., Series A-1, 6.25% 2087[1]	130	117
Goldman Sachs Group, Inc. 6.75% 2037	930	914
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037[2]	899	911
Gaz Capital SA 6.51% 2022[7]	590	562
Gaz Capital SA, Series 9, 6.51% 2022	250	238
Gaz Capital SA 7.288% 2037[7]	100	101
Barclays Bank PLC 5.926% (undated)[1,7]	160	149
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated)[1,3,7]	160	154
Barclays Bank PLC 7.434% (undated)[1,7]	495	515
Santander Perpetual, SA Unipersonal 6.671% (undated)[1,7]	800	804
Citigroup Capital XXI 8.30% 2057	760	796
Standard Chartered Bank 6.40% 2017[7]	400	407
Standard Chartered PLC 6.409% (undated)[1,7]	400	363
Charles Schwab Corp., Series A, 6.375% 2017	125	129
Schwab Capital Trust I 7.50% 2037[1]	630	635
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012[2]	720	722
HSBK (Europe) BV 7.75% 2013	235	224
HSBK (Europe) BV 7.25% 2017[7]	305	266
HSBK (Europe) BV 7.25% 2017	265	231
Lehman Brothers Holdings Inc. 6.50% 2017	640	649
Nielsen Finance LLC, Term Loan B, 7.146% 2013[1,2]	50	48
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	200	205
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[8]	530	375
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[2]	100	98
CS First Boston Mortgage Securities Corp., Series 2007-5, Class 1-A-9, 7.00% 2037[2]	320	324
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038[2]	200	197
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2,3,6,7]	550	533
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,3,7]	25	23
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[2,3,7]	40	36
Capmark Financial Group, Inc. 5.875% 2012[7]	670	531
Capmark Financial Group, Inc. 6.30% 2017[7]	50	37
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	75	74
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[7]	200	194
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	40	38
Charter Communications Operating, LLC, Term Loan Facilities B, 6.99% 2014[1,2]	75	70
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	230	189
Tenet Healthcare Corp. 6.375% 2011	50	46
Tenet Healthcare Corp. 7.375% 2013	80	70
Tenet Healthcare Corp. 9.875% 2014	420	402
Tenet Healthcare Corp. 9.25% 2015	50	46
CVS Caremark Corp. 6.943% 2030[2,7]	560	563
Univision Communications, Inc., Second Lien Term Loan, 7.345% 2009[1,2]	25	24
Univision Communications Inc. 7.85% 2011	25	25
Univision Communications, Inc., First Lien Term Loan B, 7.21% 2014[1,2]	70	64
Univision Communications Inc. 9.75% 2015[5,7]	470	431
TransCanada PipeLines Ltd. 6.35% 2067[1]	570	535
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.141% 2036[1,2,3]	401	375
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[1,2,3]	160	147
British Telecommunications PLC 5.95% 2018	500	505
Wells Fargo & Co. 5.625% 2017	500	501
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.339% 2044[1,2]	500	500
Royal Bank of Scotland Group PLC 6.99% (undated)[1,7]	500	499
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class II-A-1, 4.50% 2019[2]	275	263
Wells Fargo Mortgage-backed Securities Trust, Series 2005-1, Class I-A-1, 4.75% 2020[2]	242	234
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[1,2,3]	359	251
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[1,2,3]	416	237
Turkey (Republic of) 7.25% 2015[6]	450	484
Countrywide Home Loans, Inc., Series M, 4.125% 2009	75	55
Countrywide Financial Corp., Series B, 5.80% 2012	585	428
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,7]	250	237
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2]	250	237
TuranAlem Finance BV, Series 8, 8.25% 2037	400	342
TuranAlem Finance BV 8.25% 2037[7]	150	128
NXP BV and NXP Funding LLC 7.993% 2013[1]	175	162
NXP BV and NXP Funding LLC 9.50% 2015	300	276
Intergen Power 9.00% 2017[7]	400	423
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[2]	26	26
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[2,3]	420	394
Hospitality Properties Trust 5.625% 2017	225	209
Hospitality Properties Trust 6.70% 2018	210	208
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	58	58
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[2]	85	83
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	74	78
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[2]	182	194
Atlas Copco AB 5.60% 2017[7]	400	401
AOL Time Warner Inc. 7.625% 2031	145	161
Time Warner Inc. 6.50% 2036	240	234
Schering-Plough Corp. 6.00% 2017	380	394
AstraZeneca PLC 5.40% 2012	380	393
Argentina (Republic of) 3.368% 2012[1,2,3]	600	333
Argentina (Republic of) GDP-Linked 2035	435	50
American Tower Corp. 7.125% 2012	50	52
American Tower Corp. 7.00% 2017[7]	325	328
LUKOIL International Finance BV 6.356% 2017	300	286
LUKOIL International Finance BV 6.656% 2022[7]	100	94
Edison Mission Energy 7.50% 2013	25	26
Edison Mission Energy 7.75% 2016	50	52
Midwest Generation, LLC, Series B, 8.56% 2016[2]	79	85
Edison Mission Energy 7.20% 2019	100	99
Edison Mission Energy 7.625% 2027	125	118
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020[2]	383	378
C10 Capital (SPV) Ltd. 6.722% (undated)[1,7]	400	369
Stora Enso Oyj 6.404% 2016[7]	185	183
Stora Enso Oyj 7.25% 2036[7]	180	180
Sunoco, Inc. 5.75% 2017	350	348
TL Acquisitions, Inc., Term Loan B, 7.60% 2014[1,2]	75	71
Thomson Learning 10.50% 2015[7]	260	251
Thomson Learning 0%/13.25% 2015[7,8]	30	24
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[2,3]	39	39
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037[2]	304	306
Constellation Brands, Inc. 8.375% 2014	75	76
Constellation Brands, Inc. 7.25% 2017[7]	285	265
Safeway Inc. 6.35% 2017	310	324
Liberty Mutual Group Inc. 6.50% 2035[7]	30	27
Liberty Mutual Group Inc. 7.50% 2036[7]	120	117
Liberty Mutual Group Inc., Series A, 7.80% 2087[7]	200	178
CanWest Media Inc., Series B, 8.00% 2012	260	247
CanWest MediaWorks Inc. 9.25% 2015[7]	75	74
Ford Motor Credit Co. 7.375% 2009	25	24
Ford Motor Credit Co. 7.375% 2011	175	157
Ford Motor Co. 9.50% 2011	50	47
Ford Motor Co., Term Loan B, 8.00% 2013[1,2]	50	46
Ford Motor Co. 6.50% 2018	60	44
J.C. Penney Corp., Inc. 5.75% 2018	330	311
Kraft Foods Inc. 6.125% 2018	300	303
Bank of America Corp. 5.75% 2017	300	301
General Electric Co. 5.25% 2017	300	300
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018[2]	309	299
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	100	105
Williams Companies, Inc. 8.125% 2012	50	55
Williams Companies, Inc. 8.75% 2032	110	135
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[2,3]	132	132
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[2]	157	161
Bausch & Lomb Inc. 9.875% 2015[7]	275	280
Verizon Communications Inc. 5.50% 2017	270	272
SunGard Data Systems Inc. 3.75% 2009	250	244
SunGard Data Systems Inc. 9.125% 2013	26	27
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1,2]	268	267
Michaels Stores, Inc. 10.00% 2014	185	177
Michaels Stores, Inc. 11.375% 2016	50	46
Michaels Stores, Inc. 0%/13.00% 2016[8]	75	42
National Grid PLC 6.30% 2016	250	256
Kansas City Southern Railway Co. 7.50% 2009	250	252
Allison Transmission Holdings, Inc. 11.00% 2015[7]	225	206
Allison Transmission Holdings, Inc. 11.25% 2015[5,7]	50	44
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[2,3,7]	250	250
Prudential Financial, Inc., Series D, 6.00% 2017	250	249
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 4.871% 2042[1,2]	250	249
Corporación Andina de Fomento 5.75% 2017	250	248
Allied Waste North America, Inc., Series B, 5.75% 2011	200	197
Allied Waste North America, Inc., Series B, 6.125% 2014	50	48
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[1,7]	260	244
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[2]	250	241
Hawker Beechcraft 8.50% 2015[7]	125	125
Hawker Beechcraft 8.875% 2015[5,7]	90	89
Hawker Beechcraft 9.75% 2017[7]	25	25
Chubb Corp. 6.375% 2037[1]	245	239
BBVA International SA Unipersonal 5.919% (undated)[1,7]	270	237
Quebecor Media Inc. 7.75% 2016[7]	150	145
Quebecor Media Inc. 7.75% 2016	95	92
Lincoln National Corp. 7.00% 2066[1]	235	236
Resona Bank, Ltd. 5.85% (undated)[1,7]	250	233
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[1,2]	250	231
Overseas Shipholding Group, Inc. 8.25% 2013	225	229
Skandinaviska Enskilda Banken AB 5.471% (undated)[1,7]	250	226
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.347% 2037[1,2]	227	225
US Investigations Serivces 10.50% 2015[7]	200	184
US Investigations Serivces 11.75% 2016[7]	45	39
SLM Corp., Series A, 5.40% 2011	240	219
E*TRADE Financial Corp. 8.00% 2011	250	218
Radio One, Inc., Series B, 8.875% 2011	125	117
Radio One, Inc. 6.375% 2013	115	96
Coventry Health Care, Inc. 6.30% 2014	200	205
ARAMARK Corp., Term Loan B, 6.83% 2014[1,2]	21	20
ARAMARK Corp., Term Loan B, Letter of Credit, 6.83% 2014[1,2]	1	1
ARAMARK Corp. 8.50% 2015	180	183
Nationwide Financial Services, Inc. 6.75% 2067[1]	220	203
Tenneco Automotive Inc. 8.625% 2014	205	202
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[1,2]	200	201
AXA SA 6.379% (undated)[1,7]	230	199
HCA Inc., Term Loan B, 7.09% 2013[1,2]	204	196
Cablevision Systems Corp., Series B, 8.00% 2012	200	195
Freescale Semiconductor, Inc., Term Loan B, 6.975% 2013[1,2]	25	23
Freescale Semiconductor, Inc. 9.125% 2014[5]	200	171
Glen Meadow Pass Through Trust 6.505% 2067[1,3,7]	200	192
ORIX Corp. 5.48% 2011	185	185
Scottish Power PLC 5.375% 2015	185	179
Ashtead Group PLC 8.625% 2015[7]	200	176
HSBC Holdings PLC 6.50% 2037	180	175
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 8.58% 2014[1,2]	43	42
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 8.60% 2014[1,2]	32	32
DAE Aviation Holdings, Inc. 11.25% 2015[7]	90	95
First Data Corp., Term Loan B2, 7.634% 2014[1,2]	175	166
Federated Retail Holdings, Inc. 5.35% 2012	85	83
Federated Retail Holdings, Inc. 5.90% 2016	85	80
Pinnacle Entertainment, Inc. 7.50% 2015[7]	175	160
Chohung Bank 4.50% 2014[1,3,7]	160	157
Gabonese Republic 8.20% 2017[6,7]	150	156
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	20	20
Stone Container Corp. 8.375% 2012	125	125
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	10	10
Enterprise Products Operating LP 8.375% 2066[1]	50	51
Enterprise Products Operating LP 7.034% 2068[1]	110	100
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[7]	160	150
Texas Competitive Electric Holding Co. LLC 10.25% 2015[7]	75	75
Texas Competitive Electric Holding Co. LLC 10.25% 2015[7]	75	75
American Media Operations, Inc., Series B, 10.25% 2009	165	141
American Media Operations, Inc., Series B, 10.25% 2009	6	5
D.R. Horton, Inc. 5.25% 2015	15	12
D.R. Horton, Inc. 5.625% 2016	35	29
D.R. Horton, Inc. 6.50% 2016	120	104
Metals USA Holdings Corp. 11.231% 2012[1,5,7]	50	41
Metals USA, Inc. 11.125% 2015	100	104
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 4.925% 2037[1,2]	153	145
Allstate Corp., Series B, 6.125% 2067[1]	150	145
Idearc Inc. 8.00% 2016	155	143
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 5.015% 2036[1,2]	175	142
NRG Energy, Inc. 7.25% 2014	145	142
K N Energy, Inc. 7.25% 2028	150	142
Kinder Morgan Energy Partners LP 6.00% 2017	140	140
Toys “R” Us, Inc. 7.625% 2011	165	140
Hanesbrands Inc., Series B, 8.204% 2014[1]	140	139
Kroger Co. 6.40% 2017	130	136
Hertz Corp. 10.50% 2016	125	130
Sanmina-SCI Corp. 6.75% 2013	30	26
Sanmina-SCI Corp. 8.125% 2016	115	102
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[7]	130	127
LBI Media, Inc. 8.50% 2017[7]	130	126
Nalco Co. 7.75% 2011	75	76
Nalco Co. 8.875% 2013	25	26
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[8]	25	23
Centex Corp. 6.50% 2016	140	125
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	125	124
Stater Bros. Holdings Inc. 8.125% 2012	125	124
Serena Software, Inc. 10.375% 2016	125	124
Centennial Communications Corp. 10.00% 2013	75	78
Centennial Communications Corp. 10.981% 2013[1]	40	41
Fifth Third Capital Trust IV 6.50% 2067[1]	130	118
Young Broadcasting Inc. 10.00% 2011	150	118
Drummond Co., Inc. 7.375% 2016[7]	125	117
Ceridian Corp. 11.25% 2015[7]	125	116
Residential Capital Corp. 7.875% 2010[1]	50	32
Residential Capital, LLC 8.00% 2012[1]	70	43
General Motors Acceptance Corp. 6.75% 2014	50	40
Realogy Corp., Term Loan B, 8.24% 2013[1,2]	20	17
Realogy Corp., Term Loan B, Letter of Credit, 8.24% 2013[1,2]	5	5
Realogy Corp. 10.50% 2014[7]	100	75
Realogy Corp. 11.00% 2014[5,7]	25	17
HVB Funding Trust I 8.741% 2031[7]	100	111
Catlin Insurance Ltd. 7.249% (undated)[1,7]	120	110
Development Bank of Singapore Ltd. 7.125% 2011[7]	100	106
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.91% 2037[1,2]	106	103
AMC Entertainment Inc. 8.00% 2014	25	24
AMC Entertainment Inc., Series B, 11.00% 2016	75	79
Rural Cellular Corp. 8.124% 2013[1]	100	102
Albertson’s, Inc. 8.00% 2031	100	102
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-2, 4.98% 2013[2]	100	102
R.H. Donnelley Corp., Series A-1, 6.875% 2013	40	36
R.H. Donnelley Corp. 8.875% 2017[7]	70	65
THL Buildco, Inc. 8.50% 2014	125	101
Mylan Inc., Term Loan B, 8.313% 2014[1,2]	100	99
SBC Communications Inc. 5.10% 2014	100	99
Southern Natural Gas Co. 5.90% 2017[7]	100	99
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.967% 2047[1,2]	101	97
JBS SA 10.50% 2016	100	97
Celestica Inc. 7.875% 2011	90	87
Celestica Inc. 7.625% 2013	10	9
Hawaiian Telcom Communications, Inc. 9.75% 2013	25	25
Hawaiian Telcom Communications, Inc., Term Loan C, 7.08% 2014[1,2]	20	19
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	50	52
Petroplus Finance Ltd. 6.75% 2014[7]	100	94
Sumitomo Mitsui Banking Corp. 5.625% (undated)[1,7]	100	94
TRW Automotive Inc. 7.00% 2014[7]	100	92
Viacom Inc. 6.25% 2016	90	91
Merrill Lynch & Co., Inc. 6.11% 2037	100	89
PTS Acquisition Corp. 9.50% 2015[5,7]	95	89
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	120	88
DRS Technologies, Inc. 6.875% 2013	60	60
DRS Technologies, Inc. 7.625% 2018	25	25
Banco Mercantil del Norte, SA 6.135% 2016[7]	85	84
Boyd Gaming Corp. 7.75% 2012	10	10
Boyd Gaming Corp. 6.75% 2014	25	24
Boyd Gaming Corp. 7.125% 2016	50	47
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.659% 2039[1,2]	80	81
Burlington Coat Factory Warehouse Corp. 11.125% 2014	100	81
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	75	79
HealthSouth Corp. 10.75% 2016	75	79
K. Hovnanian Enterprises, Inc. 8.875% 2012	20	11
K. Hovnanian Enterprises, Inc. 7.75% 2013	25	14
K. Hovnanian Enterprises, Inc. 6.50% 2014	50	35
K. Hovnanian Enterprises, Inc. 6.25% 2016	25	17
Telecom Italia Capital SA 7.20% 2036	70	77
Duane Reade Inc. 9.75% 2011	85	77
Navios Maritime Holdings Inc. 9.50% 2014	75	77
Ambac Financial Group, Inc. 6.15% 2087[1]	105	77
Intelsat (Bermuda), Ltd. 8.625% 2015	50	50
Intelsat (Bermuda), Ltd. 11.25% 2016	25	26
Standard Pacific Corp. 5.125% 2009	25	20
Standard Pacific Corp. 6.50% 2010	75	51
Standard Pacific Corp. 7.00% 2015	5	3
Georgia-Pacific Corp. 8.125% 2011	35	36
Georgia-Pacific Corp. 9.50% 2011	35	37
VWR International, Inc. 10.25% 2015[1,5,7]	75	72
Education Management LLC and Education Management Finance Corp. 8.75% 2014	50	50
Education Management LLC and Education Management Finance Corp. 10.25% 2016	20	21
MetroPCS Wireless, Inc. 9.25% 2014	75	71
TEPPCO Partners LP 7.00% 2067[1]	75	69
Surgical Care Affiliates, Inc. 8.875% 2015[5,7]	50	46
Surgical Care Affiliates, Inc. 10.00% 2017[7]	25	23
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	75	67
Warner Music Group 7.375% 2014	85	66
Level 3 Financing, Inc. 9.25% 2014	70	64
AEP Industries Inc. 7.875% 2013	65	62
Local T.V. Finance LLC 9.25% 2015[5,7]	60	58
Northern Rock PLC 6.594% (undated)[1,3,7]	100	57
Windstream Corp. 8.625% 2016	50	53
Lafarge 6.15% 2011	50	51
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	55	51
TransDigm Inc. 7.75% 2014	50	51
Hughes Communications, Inc. 9.50% 2014	50	51
Lazard Group LLC 6.85% 2017	50	49
Elizabeth Arden, Inc. 7.75% 2014	50	49
Mandalay Resort Group 6.375% 2011	25	25
MGM MIRAGE 6.75% 2013	25	24
Smithfield Foods, Inc. 7.75% 2017	50	49
Yankee Candle Co., Inc., Series B, 8.50% 2015	45	42
Tyson Foods, Inc. 6.85% 2016[1]	40	41
Accuride Corp. 8.50% 2015	50	41
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	35	37
Neiman Marcus Group, Inc. 9.00% 2015[5]	35	36
Qwest Capital Funding, Inc. 7.25% 2011	25	25
U S WEST Communications, Inc. 6.875% 2033	10	9
Liberty Media Corp. 8.25% 2030	35	34
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,3,7]	35	33
William Lyon Homes, Inc. 10.75% 2013	25	15
William Lyon Homes, Inc. 7.50% 2014	25	15
Universal Hospital Services, Inc. 8.288% 2015[1]	20	20
Universal Hospital Services, Inc. 8.50% 2015[5]	10	10
DaimlerChrysler Financial Services Americas LLC, First Lien Term Loan, 9.00% 2012[1,2]	5	5
DaimlerChrysler Financial Services Americas LLC, Second Lien Term Loan, 11.50% 2013[1,2]	25	22
Team Finance LLC and Health Finance Corp. 11.25% 2013	25	27
Berry Plastics Holding Corp. 10.25% 2016	30	26
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	25	26
Alion Science and Technology Corp. 10.25% 2015	30	26
Seneca Gaming Corp., Series B, 7.25% 2012	25	25
Esterline Technologies Corp. 6.625% 2017	25	25
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	25	25
Goodyear Tire & Rubber Co. 8.625% 2011	23	24
Cooper-Standard Automotive Inc. 7.00% 2012	25	22
Claire’s Stores, Inc., Term Loan, 7.595% 2014[1,2]	25	21
Warner Chilcott Corp. 8.75% 2015	20	21
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	20	19
Building Materials Corp. of America 7.75% 2014	25	19
Sensata Technologies BV 8.00% 2014[1]	20	19
Northwest Airlines, Inc., Term Loan B, 8.33% 2013[1,2]	9	9
Northwest Airlines, Inc., Term Loan A, 6.58% 2018[1,2]	10	9
Toll Brothers, Inc. 4.95% 2014	15	13
Toll Brothers, Inc. 5.15% 2015	5	5
Meritage Homes Corp. 6.25% 2015	25	18
Georgia Gulf Corp. 9.50% 2014	20	16
Goodman Global Holdings, Inc., Series B, 7.875% 2012	15	16
Viant Holdings Inc. 10.125% 2017[7]	15	14
Dole Food Co., Inc. 8.875% 2011	10	9
Riddell Bell Holdings Inc. 8.375% 2012	10	9
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	10	8
ACIH, Inc. 11.50% 2012[7]	10	6
		97,903

Total bonds, notes & other debt instruments (cost: $263,190,000)		267,609

Preferred stocks — 1.57%	Shares

EUROS — 0.75%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[1]	750,000	970
Barclays Bank PLC 4.75%[1]	620,000	719
Allied Irish Banks, PLC 4.781%[1]	525,000	624
		2,313

U.S. DOLLARS — 0.30%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[1]	600,000	569
Sumitomo Mitsui Banking Corp. 6.078%[1,7]	226,000	209
XL Capital Ltd., Series E, 6.50%[1]	155	136
		914

BRITISH POUNDS — 0.06%
Sumitomo Mitsui Banking Corp. 6.164%[1]	100,000	179

MISCELLANEOUS — 0.46%
Other preferred stocks in initial period of acquisition		1,409

Total preferred stocks (cost: $4,787,000)		4,815

	Principal amount
Short-term securities — 8.93%	(000)

BP Capital Markets PLC 4.20% due 2/14/2008[6,7]	US$5,100	5,073
Liberty Street Funding Corp. 6.25% due 1/2/2008[7]	2,400	2,399
ING (U.S.) Funding LLC 5.15% due 1/9/2008	2,400	2,397
American Honda Finance Corp. 4.50% due 1/3/2008[6]	2,300	2,299
BASF AG 4.52% due 1/24/2008[6,7]	2,200	2,193
HBOS Treasury Services PLC 4.80% due 1/15/2008[6]	2,040	2,036
Fannie Mae 4.24% due 1/22/2008	2,000	1,995
Electricité de France 4.30% due 3/10/2008[6]	1,800	1,784
Coca-Cola Co. 4.20% due 1/9/2008[7]	1,600	1,598
General Electric Capital Corp. 4.15% due 1/2/2008	1,300	1,300
Danske Corp. 4.82% due 1/17/2008[7]	1,300	1,297
Calyon North America Inc. 4.50% due 2/21/2008[6]	1,177	1,169
Variable Funding Capital Corp. 5.30% due 1/17/2008[7]	900	898
Bank of Ireland 4.90% due 1/28/2008[7]	600	598
National Australia Funding (Delaware) Inc. 4.55% due 1/11/2008[7]	400	399

Total short-term securities (cost: $27,437,000)		27,435

Total investment securities (cost: $295,414,000)		299,859
Other assets less liabilities		7,541

Net assets		US$307,400

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Coupon rate may change periodically.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $24,819,000.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
[7]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $30,220,000, which represented 9.83% of the net assets of the fund.

[8]	Step bond; coupon rate will increase at a later date.
[9]	Security did not produce income during the last 12 months.

High-Income Bond Fund
Investment portfolio

December 31, 2007

Bonds, notes & other debt instruments — 84.64%	Principal amount (000)	Market value (000)

CONSUMER DISCRETIONARY — 23.71%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$1,167	$1,149
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	1,050	872
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[1]	2,875	2,789
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125% 2012	1,000	740
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	6,208	5,960
Charter Communications Operating, LLC, Term Loan Facilities B, 6.99% 2014[2,3,4]	8,225	7,699
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[1]	1,025	997
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	6,975	5,719
Univision Communications, Inc., Second Lien Term Loan, 7.345% 2009[2,3,4]	500	490
Univision Communications, Inc., First Lien Term Loan B, 7.21% 2014[2,3,4]	4,850	4,430
Univision Communications Inc. 9.75% 2015[1,5]	13,990	12,818
General Motors Corp. 7.20% 2011	1,485	1,370
General Motors Corp. 7.125% 2013	4,020	3,497
General Motors Corp. 7.25% 2013	€400	520
General Motors Corp. 7.70% 2016	$900	765
General Motors Corp. 8.80% 2021	7,957	6,724
General Motors Corp. 8.25% 2023	250	200
General Motors Corp. 8.375% 2033	700	567
Michaels Stores, Inc., Term Loan B, 7.625% 2013[2,3,4]	2,239	2,067
Michaels Stores, Inc. 10.00% 2014	7,575	7,234
Michaels Stores, Inc. 0%/13.00% 2016[6]	575	318
Michaels Stores, Inc. 11.375% 2016	1,800	1,661
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	800	815
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	250	229
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	250	229
R.H. Donnelley Corp., Series A-2, 6.875% 2013	1,275	1,147
R.H. Donnelley Corp., Series A-1, 6.875% 2013	225	202
Dex Media, Inc., Series B, 8.00% 2013	2,575	2,433
R.H. Donnelley Corp., Series A-3, 8.875% 2016	1,675	1,574
R.H. Donnelley Corp. 8.875% 2017[1]	4,785	4,450
TL Acquisitions, Inc., Term Loan B, 7.60% 2014[2,3,4]	2,943	2,790
Thomson Learning 0%/13.25% 2015[1,6]	1,620	1,290
Thomson Learning 10.50% 2015[1]	4,650	4,493
Allison Transmission Holdings, Inc. 11.00% 2015[1]	1,000	915
Allison Transmission Holdings, Inc. 11.25% 2015[1,5]	8,050	7,144
Sun Media Corp. 7.625% 2013	1,500	1,468
Quebecor Media Inc. 7.75% 2016[1]	3,450	3,329
Quebecor Media Inc. 7.75% 2016	3,350	3,233
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,000	1,950
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,030	592
K. Hovnanian Enterprises, Inc. 6.375% 2014	1,075	758
K. Hovnanian Enterprises, Inc. 6.50% 2014	495	349
K. Hovnanian Enterprises, Inc. 6.25% 2015	920	635
K. Hovnanian Enterprises, Inc. 6.25% 2016	1,575	1,079
K. Hovnanian Enterprises, Inc. 7.50% 2016	2,990	2,108
K. Hovnanian Enterprises, Inc. 8.625% 2017	695	511
CanWest Media Inc., Series B, 8.00% 2012	7,076	6,713
CanWest MediaWorks Inc. 9.25% 2015[1]	750	738
Mirage Resorts, Inc. 6.75% 2008	500	502
MGM MIRAGE 6.00% 2009	1,000	1,000
MGM MIRAGE 6.75% 2012	1,050	1,028
MGM MIRAGE 6.75% 2013	3,130	3,052
MGM MIRAGE 6.625% 2015	1,550	1,461
American Media Operations, Inc., Series B, 10.25% 2009	4,375	3,746
American Media Operations, Inc., Series B, 10.25% 2009	159	136
American Media Operations, Inc. 8.875% 2011	3,480	2,962
American Media Operations, Inc. 8.875% 2011	127	108
Ford Capital BV 9.50% 2010	200	189
Ford Motor Co., Term Loan B, 8.00% 2013[2,3,4]	1,990	1,846
Ford Motor Co. 6.50% 2018	5,614	4,161
Ford Motor Co. 8.875% 2022	785	628
CSC Holdings, Inc., Series B, 8.125% 2009	3,650	3,718
Cablevision Systems Corp., Series B, 8.00% 2012	2,690	2,623
Tenneco Automotive Inc., Series B, 10.25% 2013	772	826
Tenneco Automotive Inc. 8.625% 2014	3,535	3,491
Tenneco Automotive Inc. 8.125% 2015[1]	1,750	1,741
Idearc Inc. 8.00% 2016	6,400	5,904
Young Broadcasting Inc. 10.00% 2011	7,467	5,871
Toys “R” Us, Inc. 7.625% 2011	5,455	4,623
Toys “R” Us-Delaware, Inc., Term Loan B, 9.155% 2012[2,3,4]	1,244	1,205
Education Management LLC and Education Management Finance Corp. 8.75% 2014	1,350	1,362
Education Management LLC and Education Management Finance Corp. 10.25% 2016	3,995	4,135
Cinemark USA, Inc., Term Loan B, 6.64% 2013[2,3,4]	3,123	2,966
Cinemark, Inc. 0%/9.75% 2014[6]	2,625	2,458
Pinnacle Entertainment, Inc. 7.50% 2015[1]	5,500	5,019
NTL Cable PLC 8.75% 2014	3,590	3,581
NTL Cable PLC 8.75% 2014	€500	715
NTL Cable PLC 9.75% 2014	£300	576
Burlington Coat Factory Warehouse Corp. 11.125% 2014	$5,675	4,583
Radio One, Inc., Series B, 8.875% 2011	4,000	3,755
Radio One, Inc. 6.375% 2013	900	748
Boyd Gaming Corp. 7.75% 2012	1,300	1,323
Boyd Gaming Corp. 6.75% 2014	1,550	1,484
Boyd Gaming Corp. 7.125% 2016	1,725	1,639
Claire’s Stores, Inc., Term Loan, 7.595% 2014[2,3,4]	4,169	3,538
Claire’s Stores, Inc. 9.25% 2015[1]	1,250	869
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	6,000	4,387
Local T.V. Finance LLC 9.25% 2015[1,5]	4,485	4,306
Bon-Ton Department Stores, Inc. 10.25% 2014	5,400	4,104
LBI Media, Inc. 8.50% 2017[1]	4,210	4,078
Standard Pacific Corp. 5.125% 2009	1,675	1,332
Standard Pacific Corp. 6.50% 2010	675	462
Standard Pacific Corp. 6.875% 2011	300	202
Standard Pacific Corp. 6.25% 2014	700	465
Standard Pacific Corp. 7.00% 2015	1,935	1,287
Grupo Posadas, SA de CV 8.75% 2011[1]	3,450	3,545
Kabel Deutschland GmbH 10.625% 2014	3,350	3,534
Beazer Homes USA, Inc. 8.125% 2016	4,350	3,262
Neiman Marcus Group, Inc. 9.00% 2015[5]	3,095	3,207
Hanesbrands Inc., Series B, 8.204% 2014[2]	3,215	3,199
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	3,225	3,185
Vidéotron Ltée 6.875% 2014	1,995	1,963
Vidéotron Ltée 6.375% 2015	1,220	1,151
Edcon Pty Ltd. 8.198% 2014[2]	€2,500	3,066
Delphi Automotive Systems Corp. 6.50% 2009[7]	$3,500	2,117
Delphi Corp. 6.50% 2013[7]	555	325
Delphi Automotive Systems Corp. 6.55% 2006[7]	250	150
Delphi Automotive Systems Corp. 7.125% 2029[7]	750	461
Viacom Inc. 5.75% 2011	3,000	3,040
Liberty Media Corp. 7.875% 2009	1,000	1,020
Liberty Media Corp. 8.25% 2030	2,000	1,929
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,750	2,853
iesy Repository GmbH 10.125% 2015	€500	765
iesy Repository GmbH 10.375% 2015[1]	$2,000	2,050
DaimlerChrysler Financial Services Americas LLC, First Lien Term Loan, 9.00% 2012[2,3,4]	1,077	1,039
DaimlerChrysler Financial Services Americas LLC, Second Lien Term Loan, 11.50% 2013[2,3,4]	1,775	1,577
Mohegan Tribal Gaming Authority 6.375% 2009	1,695	1,703
Mohegan Tribal Gaming Authority 6.125% 2013	250	246
Mohegan Tribal Gaming Authority 7.125% 2014	575	559
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,675	2,488
AMC Entertainment Inc. 8.00% 2014	500	473
AMC Entertainment Inc., Series B, 11.00% 2016	1,750	1,851
KB Home 5.875% 2015	685	594
KB Home 6.25% 2015	1,810	1,584
Seneca Gaming Corp., Series B, 7.25% 2012	2,125	2,152
Riddell Bell Holdings Inc. 8.375% 2012	2,200	1,991
Goodyear Tire & Rubber Co. 8.663% 2009[2]	675	683
Goodyear Tire & Rubber Co. 8.625% 2011	1,142	1,196
Sealy Mattress Co. 8.25% 2014	1,950	1,872
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,850	1,841
WDAC Intermediate Corp. 8.375% 2014[1]	1,450	1,450
WDAC Intermediate Corp. 8.50% 2014	€250	344
Visteon Corp. 8.25% 2010	$2,000	1,780
William Lyon Homes, Inc. 10.75% 2013	1,750	1,059
William Lyon Homes, Inc. 7.50% 2014	1,125	681
Warner Music Group 7.375% 2014	2,000	1,550
Dollarama Group LP and Dollarama Corp. 8.875% 2012	1,500	1,538
J.C. Penney Co., Inc. 8.00% 2010	750	781
J.C. Penney Co., Inc. 9.00% 2012	495	557
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	1,500	1,337
D.R. Horton, Inc. 8.00% 2009	875	851
D.R. Horton, Inc. 7.875% 2011	300	285
D.R. Horton, Inc. 6.875% 2013	200	179
Meritage Corp. 7.00% 2014	500	360
Meritage Homes Corp. 6.25% 2015	1,300	910
Royal Caribbean Cruises Ltd. 8.00% 2010	875	909
Royal Caribbean Cruises Ltd. 8.75% 2011	275	288
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	1,021	1,067
Dillard’s, Inc. 6.625% 2008	700	699
Dillard Department Stores, Inc. 9.125% 2011	350	357
Clear Channel Communications, Inc. 5.75% 2013	695	576
Clear Channel Communications, Inc. 5.50% 2014	605	462
Regal Cinemas Corp., Series B, 9.375% 2012[8]	1,000	1,028
Gaylord Entertainment Co. 8.00% 2013	500	500
Gaylord Entertainment Co. 6.75% 2014	500	474
TRW Automotive Inc. 7.00% 2014[1]	1,000	925
Dollar General Corp. 10.625% 2015[1]	425	392
Dollar General Corp. 11.875% 2017[1,5]	375	285
Warnaco, Inc. 8.875% 2013	500	510
Harrah’s Operating Co., Inc. 5.625% 2015	400	292
Carmike Cinemas, Inc., Term Loan B, 8.65% 2012[2,3,4]	289	283
Cooper-Standard Automotive Inc. 7.00% 2012	250	218
Ryland Group, Inc. 5.375% 2008	167	166
KAC Acquisition Corp. 8.00% 2026[1,5,8]	84	84
Stoneridge, Inc. 11.50% 2012	10	10
		315,813

INDUSTRIALS — 11.87%
Nielsen Finance LLC, Term Loan B, 7.146% 2013[2,3,4]	249	237
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	7,600	7,809
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	9,965	7,050
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 8.58% 2014[2,3,4]	3,463	3,443
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 8.60% 2014[2,3,4]	2,622	2,607
DAE Aviation Holdings, Inc. 11.25% 2015[1]	6,845	7,256
Calair LLC and Calair Capital Corp. 8.125% 2008	1,000	1,005
Continental Airlines, Inc. 8.75% 2011	1,250	1,184
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	553	535
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	721	732
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	1,400	1,394
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	733	738
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[3]	2,800	2,667
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	1,712	1,717
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	986	1,031
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	874	870
American Airlines, Inc., Series 1999-1, Class B, 7.324% 2011[3]	1,855	1,834
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	2,000	1,940
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	1,440	1,513
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	3,409	3,123
AMR Corp. 10.00% 2021[8]	1,000	913
Hawker Beechcraft 8.50% 2015[1]	725	727
Hawker Beechcraft 8.875% 2015[1,5]	8,110	8,049
Hawker Beechcraft 9.75% 2017[1]	250	249
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	1,005
Allied Waste North America, Inc., Series B, 5.75% 2011	1,500	1,477
Allied Waste North America, Inc. 7.875% 2013	400	411
Allied Waste North America, Inc., Series B, 6.125% 2014	1,750	1,691
Allied Waste North America, Inc., Series B, 7.375% 2014	3,100	3,108
Allied Waste North America, Inc. 7.25% 2015	100	100
Allied Waste North America, Inc. 6.875% 2017	700	686
Delta Air Lines, Inc., Term Loan A, 6.84% 2012[2,3,4]	2,000	1,890
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[3]	2,500	2,528
Delta Air Lines, Inc., Second Lien Term Loan B, 8.082% 2014[2,3,4]	2,985	2,854
DRS Technologies, Inc. 6.875% 2013	3,575	3,575
DRS Technologies, Inc. 6.625% 2016	2,000	1,985
DRS Technologies, Inc. 7.625% 2018	875	890
NTK Holdings Inc. 0%/10.75% 2014[3,6]	5,250	3,098
THL Buildco, Inc. 8.50% 2014	3,935	3,168
ARAMARK Corp., Term Loan B, 6.83% 2014[2,3,4]	2,301	2,194
ARAMARK Corp., Term Loan B, Letter of Credit, 6.83% 2014[2,3,4]	164	157
ARAMARK Corp. 8.411% 2015[2]	100	98
ARAMARK Corp. 8.50% 2015	3,375	3,434
US Investigations Services, Inc., Term Loan B, 7.91% 2015[2,3,4]	997	944
US Investigations Services 10.50% 2015[1]	2,925	2,691
US Investigations Services 11.75% 2016[1]	2,500	2,188
Northwest Airlines, Inc., Term Loan B, 8.33% 2013[2,3,4]	2,283	2,197
Northwest Airlines, Inc., Term Loan A, 6.58% 2018[2,3,4]	3,572	3,465
Ashtead Group PLC 8.625% 2015[1]	2,050	1,804
Ashtead Capital, Inc. 9.00% 2016[1]	4,125	3,671
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	1,520	1,525
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3]	651	653
United Air Lines, Inc., Term Loan B, 7.125% 2014[2,3,4]	1,434	1,345
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	1,127	1,128
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,3,8]	500	463
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	4,319	4,519
Alion Science and Technology Corp. 10.25% 2015	5,190	4,450
TransDigm Inc. 7.75% 2014	4,075	4,157
Goodman Global Holdings, Inc., Series B, 7.875% 2012	2,945	3,048
Goodman Global Holdings, Inc., Series B, 7.991% 2012[2]	359	358
Kansas City Southern Railway Co. 9.50% 2008	685	702
Kansas City Southern Railway Co. 7.50% 2009	2,365	2,380
RBS Global, Inc. and Rexnord LLC 9.50% 2014	2,575	2,562
RBS Global, Inc. and Rexnord LLC 8.875% 2016	500	478
Sequa Corp., Term Loan B, 8.08% 2014[2,3,4]	3,000	2,948
TFM, SA de CV 9.375% 2012	2,150	2,263
Atrium Companies, Inc., Term Loan B, 8.46% 2012[2,3,4]	1,485	1,382
ACIH, Inc. 11.50% 2012[1]	1,225	704
Esterline Technologies Corp. 6.625% 2017	2,000	1,990
Accuride Corp. 8.50% 2015	2,390	1,948
RSC Holdings III, LLC, Second Lien Term Loan B, 8.75% 2013[2,3,4]	1,753	1,635
United Rentals (North America), Inc., Series B, 6.50% 2012	1,750	1,597
Hertz Corp. 10.50% 2016	1,275	1,326
Navios Maritime Holdings Inc. 9.50% 2014	1,175	1,207
FTI Consulting, Inc. 7.625% 2013	1,000	1,030
Terex Corp. 7.375% 2014	1,000	1,018
Quebecor World Inc. 8.75% 2016[1]	1,000	741
H&E Equipment Services, Inc. 8.375% 2016	685	637
		158,126

FINANCIALS — 7.82%
Residential Capital, LLC 5.646% 2008[2]	1,250	1,075
Residential Capital Corp. 8.544% 2009[1,2]	2,750	1,368
Residential Capital Corp. 7.875% 2010[2]	4,675	3,015
General Motors Acceptance Corp. 7.25% 2011	2,197	1,927
General Motors Acceptance Corp. 6.625% 2012	500	416
General Motors Acceptance Corp. 6.875% 2012	300	252
General Motors Acceptance Corp. 7.00% 2012	1,450	1,231
Residential Capital, LLC 8.00% 2012[2]	990	614
General Motors Acceptance Corp. 6.75% 2014	2,565	2,071
General Motors Acceptance Corp. 7.324% 2014[2]	1,650	1,326
General Motors Acceptance Corp. 8.00% 2031	480	404
Ford Motor Credit Co. 5.80% 2009	1,000	949
Ford Motor Credit Co. 7.375% 2009	475	447
Ford Motor Credit Co. 7.875% 2010	2,125	1,962
Ford Motor Credit Co. 9.75% 2010[2]	750	716
Ford Motor Credit Co. 7.375% 2011	1,425	1,277
Ford Motor Credit Co. 9.875% 2011	2,000	1,893
Ford Motor Credit Co. 7.993% 2012[2]	3,300	2,774
Realogy Corp., Term Loan B, 8.24% 2013[2,3,4]	1,254	1,103
Realogy Corp., Term Loan B, Letter of Credit, 8.24% 2013[2,3,4]	338	297
Realogy Corp. 10.50% 2014[1]	5,375	4,031
Realogy Corp. 11.00% 2014[1,5]	5,100	3,557
Realogy Corp. 12.375% 2015[1]	1,000	633
Washington Mutual Bank, FA 5.65% 2014	1,000	884
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[1,2,8]	7,600	4,408
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[1,2]	2,000	1,181
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated)[1,2]	2,500	2,003
TuranAlem Finance BV 7.875% 2010	1,500	1,406
TuranAlem Finance BV 7.75% 2013[1]	2,000	1,730
TuranAlem Finance BV 8.50% 2015	500	441
TuranAlem Finance BV 8.50% 2015[1]	260	229
TuranAlem Finance BV 8.25% 2037[1]	3,710	3,172
Citigroup Capital XXI 8.30% 2057	5,625	5,890
Host Marriott, LP, Series M, 7.00% 2012	2,970	2,985
Host Marriott, LP, Series K, 7.125% 2013	1,125	1,139
Host Hotels & Resorts, LP, Series S, 6.875% 2014	1,150	1,150
Countrywide Home Loans, Inc., Series L, 3.25% 2008	375	339
Countrywide Home Loans, Inc., Series M, 4.125% 2009	1,475	1,082
Countrywide Home Loans, Inc., Series K, 5.625% 2009	1,775	1,355
Countrywide Financial Corp., Series A, 4.50% 2010	390	284
Countrywide Home Loans, Inc., Series L, 4.00% 2011	1,460	1,055
Countrywide Financial Corp., Series B, 5.80% 2012	1,165	852
E*TRADE Financial Corp. 8.00% 2011	1,725	1,505
E*TRADE Financial Corp. 7.375% 2013	225	174
E*TRADE Financial Corp. 7.875% 2015	3,935	3,020
HSBK (Europe) BV 7.75% 2013	1,690	1,614
HSBK (Europe) BV 7.75% 2013[1]	270	258
HSBK (Europe) BV 7.25% 2017[1]	2,400	2,094
CIT Group Inc. 7.625% 2012	3,600	3,653
Rouse Co. 3.625% 2009	615	589
Rouse Co. 7.20% 2012	1,495	1,431
Rouse Co. 6.75% 2013[1]	1,575	1,471
Capmark Financial Group, Inc. 5.529% 2010[1,2]	1,250	1,008
Capmark Financial Group, Inc. 5.875% 2012[1]	2,300	1,822
Catlin Insurance Ltd. 7.249% (undated)[1,2]	2,500	2,289
Lazard Group LLC 7.125% 2015	1,190	1,213
Lazard Group LLC 6.85% 2017	975	965
HSBC Finance Corp. 5.00% 2015	2,265	2,164
Northern Rock PLC 5.60% (undated)[1,2,8]	600	345
Northern Rock PLC 6.594% (undated)[1,2,8]	3,050	1,754
ILFC E-Capital Trust II 6.25% 2065[1,2]	2,000	1,914
Kazkommerts International BV 8.50% 2013	500	455
Kazkommerts International BV 8.00% 2015	600	501
Kazkommerts International BV, Series 4, 7.50% 2016	1,000	774
Liberty Mutual Group Inc., Series A, 7.80% 2087[1]	1,500	1,338
Downey Financial Corp. 6.50% 2014	1,250	1,138
SLM Corp., Series A, 5.388% 2014[2]	1,200	1,027
Morgan Stanley 10.09% 2017[8]	BRL2,000	1,023
Schwab Capital Trust I 7.50% 2037[2]	$1,000	1,008
PNC Funding Corp., Series I, 6.517% (undated)[1,2,8]	1,000	875
UnumProvident Finance Co. PLC 6.85% 2015[1]	800	830
iStar Financial, Inc., Series B, 4.875% 2009	500	483
Chevy Chase Bank, FSB 6.875% 2013	500	479
		104,137

TELECOMMUNICATION SERVICES — 7.81%
Intelsat, Ltd. 6.50% 2013	2,000	1,465
Intelsat (Bermuda), Ltd. 8.25% 2013	2,765	2,793
Intelsat (Bermuda), Ltd. 0%/9.25% 2015[6]	1,100	905
Intelsat (Bermuda), Ltd. 8.625% 2015	1,685	1,702
Intelsat Corp. 9.00% 2016	2,200	2,227
Intelsat (Bermuda), Ltd. 9.25% 2016	2,100	2,121
Intelsat (Bermuda), Ltd. 11.25% 2016	500	519
American Tower Corp. 7.125% 2012	8,115	8,379
American Tower Corp. 7.50% 2012	1,925	1,992
Windstream Corp. 8.125% 2013	4,225	4,394
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,775	1,876
Windstream Corp. 8.625% 2016	1,875	1,978
Windstream Corp. 7.00% 2019	1,000	958
Centennial Communications Corp. 10.00% 2013	250	261
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,695	1,788
Centennial Communications Corp. 10.981% 2013[2]	2,950	3,031
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	3,450	3,416
Hawaiian Telcom Communications, Inc. 9.75% 2013	3,135	3,127
Hawaiian Telcom Communications, Inc. 10.318% 2013[2]	1,725	1,747
Hawaiian Telcom Communications, Inc., Term Loan C, 7.08% 2014[2,3,4]	3,216	3,047
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	425	441
U S WEST Capital Funding, Inc. 6.375% 2008	250	250
Qwest Capital Funding, Inc. 7.90% 2010	1,660	1,685
Qwest Capital Funding, Inc. 7.25% 2011	2,050	2,030
Qwest Communications International Inc. 7.25% 2011	600	603
Qwest Communications International Inc., Series B, 7.50% 2014	2,500	2,506
U S WEST Capital Funding, Inc. 6.875% 2028	1,200	1,020
Triton PCS, Inc. 8.50% 2013	6,625	6,890
MetroPCS Wireless, Inc. 9.25% 2014	7,250	6,851
Rural Cellular Corp. 10.661% 2012[2]	850	871
Rural Cellular Corp. 8.124% 2013[2]	5,675	5,789
Nextel Communications, Inc., Series E, 6.875% 2013	550	542
Nextel Communications, Inc., Series D, 7.375% 2015	5,175	5,099
Cricket Communications, Inc. 9.375% 2014	4,605	4,340
Cricket Communications, Inc. 9.375% 2014[1]	1,000	943
Rogers Wireless Inc. 7.25% 2012	600	651
Rogers Wireless Inc. 7.50% 2015	2,675	2,929
Cincinnati Bell Inc. 7.25% 2013	3,200	3,224
Level 3 Financing, Inc. 9.25% 2014	3,000	2,730
Digicel Group Ltd. 8.875% 2015[1]	2,250	2,064
Orascom Telecom 7.875% 2014[1]	1,500	1,425
Millicom International Cellular SA 10.00% 2013	1,320	1,412
France Télécom 7.75% 2011[2]	1,000	1,076
NTELOS Inc., Term Loan B, 7.10% 2011[2,3,4]	973	961
		104,058

INFORMATION TECHNOLOGY — 6.60%
NXP BV and NXP Funding LLC 7.993% 2013[2]	3,550	3,279
NXP BV and NXP Funding LLC 7.875% 2014	4,825	4,608
NXP BV and NXP Funding LLC 9.50% 2015	12,145	11,158
Hughes Communications, Inc. 9.50% 2014	9,150	9,310
Sanmina-SCI Corp. 7.741% 2014[1,2]	1,000	969
Sanmina-SCI Corp. 8.125% 2016	9,350	8,333
First Data Corp., Term Loan B2, 7.634% 2014[2,3,4]	8,978	8,545
SunGard Data Systems Inc. 9.125% 2013	6,984	7,141
Celestica Inc. 7.875% 2011	4,600	4,451
Celestica Inc. 7.625% 2013	2,250	2,109
Serena Software, Inc. 10.375% 2016	5,975	5,915
Freescale Semiconductor, Inc., Term Loan B, 6.975% 2013[2,3,4]	1,318	1,224
Freescale Semiconductor, Inc. 8.875% 2014	1,900	1,705
Freescale Semiconductor, Inc. 9.125% 2014[5]	3,350	2,864
Ceridian Corp. 11.25% 2015[1]	5,150	4,790
Sensata Technologies BV 8.00% 2014[2]	4,870	4,602
Xerox Corp. 7.125% 2010	1,250	1,310
Xerox Corp. 7.625% 2013	1,000	1,044
Nortel Networks Ltd. 9.493% 2011[1,2]	1,250	1,225
Iron Mountain Inc. 7.75% 2015	1,060	1,084
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	1,000	1,012
Jabil Circuit, Inc. 5.875% 2010	875	886
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	520	393
		87,957

MATERIALS — 5.96%
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	525	520
Stone Container Corp. 8.375% 2012	1,430	1,426
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	3,650	3,513
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	2,770	2,690
Nalco Co. 7.75% 2011	4,340	4,416
Nalco Co. 8.875% 2013	500	524
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[6]	1,900	1,757
Georgia Gulf Corp. 9.50% 2014	7,135	5,726
Georgia Gulf Corp. 10.75% 2016	1,140	769
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	3,545	3,767
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	1,390	1,494
Abitibi-Consolidated Co. of Canada 5.25% 2008	700	674
Abitibi-Consolidated Finance LP 7.875% 2009	767	734
Abitibi-Consolidated Inc. 8.55% 2010	680	598
Abitibi-Consolidated Inc. 7.75% 2011	525	412
Abitibi-Consolidated Co. of Canada 8.491% 2011[2]	475	378
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	316
Abitibi-Consolidated Co. of Canada 8.375% 2015	2,715	2,029
Plastipak Holdings, Inc. 8.50% 2015[1]	4,585	4,608
Building Materials Corp. of America 7.75% 2014	5,675	4,370
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	4,425	4,303
Algoma Steel Inc., Term Loan B, 7.33% 2013[2,3,4]	709	675
Algoma Steel Inc. 9.875% 2015[1]	2,500	2,063
Domtar Corp. 7.125% 2015	2,550	2,512
Rockwood Specialties Group, Inc. 7.50% 2014	1,500	1,493
Rockwood Specialties Group, Inc. 7.625% 2014	€700	1,007
Graphic Packaging International, Inc. 8.50% 2011	$2,450	2,438
Owens-Brockway Glass Container Inc. 8.875% 2009	391	393
Owens-Illinois, Inc. 7.50% 2010	1,275	1,297
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	531
Associated Materials Inc. 9.75% 2012	$1,200	1,230
AMH Holdings, Inc. 0%/11.25% 2014[6]	1,250	806
Berry Plastics Holding Corp. 10.25% 2016	2,075	1,826
Metals USA Holdings Corp. 11.231% 2012[1,2,5]	1,550	1,279
Metals USA, Inc. 11.125% 2015	500	520
Georgia-Pacific Corp. 8.125% 2011	485	495
Georgia-Pacific Corp. 9.50% 2011	680	717
Georgia-Pacific Corp., First Lien Term Loan B, 6.896% 2012[2,3,4]	588	561
FMG Finance Pty Ltd. 10.625% 2016[1]	1,500	1,725
Ryerson Inc. 12.574% 2014[1,2]	1,375	1,327
Ryerson Inc. 12.00% 2015[1]	275	273
AEP Industries Inc. 7.875% 2013	1,665	1,594
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	1,275	1,177
Neenah Paper, Inc. 7.375% 2014	1,200	1,128
Vale Overseas Ltd. 6.25% 2017	1,000	1,008
JSG Funding PLC 7.75% 2015	1,000	955
MacDermid 9.50% 2017[1]	1,000	945
Momentive Performance Materials Inc. 9.75% 2014[1]	1,000	925
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	1,000	925
Allegheny Technologies, Inc. 8.375% 2011	750	803
Airgas, Inc. 6.25% 2014	750	720
Ainsworth Lumber Co. Ltd. 7.25% 2012	175	106
Ainsworth Lumber Co. Ltd. 6.75% 2014	900	547
Witco Corp. 6.875% 2026	505	409
		79,434

HEALTH CARE — 5.29%
HCA Inc., Term Loan B, 7.09% 2013[2,3,4]	9,566	9,219
HCA Inc. 9.125% 2014	495	516
HCA Inc. 9.25% 2016	1,015	1,068
HCA Inc. 9.625% 2016[5]	890	944
HealthSouth Corp. 10.829% 2014[2]	1,640	1,677
HealthSouth Corp. 10.75% 2016	8,005	8,405
Tenet Healthcare Corp. 6.375% 2011	1,770	1,620
Tenet Healthcare Corp. 7.375% 2013	1,825	1,606
Tenet Healthcare Corp. 9.875% 2014	4,725	4,524
Tenet Healthcare Corp. 9.25% 2015	880	818
VWR International, Inc. 10.25% 2015[1,2,5]	6,310	6,042
Warner Chilcott Corp. 8.75% 2015	5,187	5,369
PTS Acquisition Corp. 9.50% 2015[1,5]	5,345	4,984
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	2,500	2,475
Elan Finance PLC and Elan Finance Corp. 9.249% 2013[2]	1,720	1,669
Bausch & Lomb Inc. 9.875% 2015[1]	3,955	4,024
Surgical Care Affiliates, Inc. 8.875% 2015[1,5]	1,950	1,784
Surgical Care Affiliates, Inc. 10.00% 2017[1]	1,825	1,670
Mylan Inc., Term Loan B, 8.313% 2014[2,3,4]	3,370	3,342
Universal Hospital Services, Inc. 8.288% 2015[2]	440	442
Universal Hospital Services, Inc. 8.50% 2015[5]	2,085	2,116
Viant Holdings Inc. 10.125% 2017[1]	2,583	2,376
Team Finance LLC and Health Finance Corp. 11.25% 2013	1,485	1,582
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	1,175	1,246
Accellent Inc. 10.50% 2013	1,075	908
		70,426

ENERGY — 5.04%
Williams Companies, Inc. 6.375% 2010[1]	1,000	1,016
Williams Companies, Inc. 7.231% 2010[1,2]	1,500	1,526
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	3,825	4,016
Williams Companies, Inc. 8.125% 2012	1,900	2,078
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	2,525	2,613
Williams Companies, Inc. 7.875% 2021	250	279
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	1,041
Williams Companies, Inc. 8.75% 2032	6,825	8,378
Enterprise Products Operating LP 8.375% 2066[2]	3,750	3,845
Enterprise Products Operating LP 7.034% 2068[2]	5,675	5,153
Kinder Morgan Inc., Term Loan B, 6.35% 2014[2,3,4]	967	963
Kinder Morgan Finance Co. ULC 5.70% 2016	1,000	910
K N Energy, Inc. 7.25% 2028	3,625	3,420
Drummond Co., Inc. 7.375% 2016[1]	5,070	4,728
Petroplus Finance Ltd. 6.75% 2014[1]	2,900	2,715
Petroplus Finance Ltd. 7.00% 2017[1]	2,000	1,840
Gaz Capital SA 7.288% 2037[1]	4,000	4,057
Teekay Shipping Corp. 8.875% 2011	3,650	3,846
Forest Oil Corp. 7.25% 2019[1]	3,000	3,030
TEPPCO Partners LP 7.00% 2067[2]	3,260	2,988
Newfield Exploration Co. 7.625% 2011	500	521
Newfield Exploration Co. 6.625% 2014	1,325	1,318
Newfield Exploration Co. 6.625% 2016	825	813
Premcor Refining Group Inc. 6.75% 2011	1,150	1,222
Premcor Refining Group Inc. 9.50% 2013	625	656
Massey Energy Co. 6.875% 2013	1,500	1,421
Sabine Pass LNG, LP 7.25% 2013	1,000	960
Encore Acquisition Co. 6.00% 2015	1,000	905
Whiting Petroleum Corp. 7.25% 2013	500	495
Peabody Energy Corp. 5.875% 2016	500	473
		67,226

UTILITIES — 4.34%
Edison Mission Energy 7.50% 2013	4,700	4,841
Edison Mission Energy 7.75% 2016	2,200	2,277
Midwest Generation, LLC, Series B, 8.56% 2016[3]	2,108	2,250
Edison Mission Energy 7.00% 2017	5,525	5,456
Edison Mission Energy 7.20% 2019	5,725	5,653
Edison Mission Energy 7.625% 2027	2,425	2,292
AES Corp. 9.50% 2009	396	412
AES Corp. 9.375% 2010	1,497	1,579
AES Corp. 8.75% 2013[1]	2,820	2,957
AES Gener SA 7.50% 2014	750	793
AES Corp. 7.75% 2015[1]	1,500	1,519
AES Corp. 8.00% 2017[1]	1,000	1,027
AES Red Oak, LLC, Series A, 8.54% 2019[3]	428	460
NRG Energy, Inc. 7.25% 2014	2,125	2,077
NRG Energy, Inc. 7.375% 2016	4,775	4,668
Texas Competitive Electric Holding Co. LLC 10.25% 2015[1]	4,050	4,030
Texas Competitive Electric Holding Co. LLC 10.25% 2015[1]	800	796
Intergen Power 9.00% 2017[1]	4,100	4,336
ISA Capital do Brasil SA 7.875% 2012[1]	2,225	2,275
ISA Capital do Brasil SA 8.80% 2017[1]	800	826
Cilcorp Inc. 8.70% 2009	2,000	2,112
Sierra Pacific Resources 8.625% 2014	875	939
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	275	275
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	500	498
FPL Energy National Wind Portfolio, LLC 6.125% 2019[1,3]	1,309	1,335
PSEG Energy Holdings Inc. 8.625% 2008	1,176	1,184
Mirant Americas Generation, Inc. 8.30% 2011	950	957
		57,824

CONSUMER STAPLES — 2.86%
SUPERVALU INC., Term Loan B, 6.396% 2012[2,3,4]	986	967
SUPERVALU INC. 7.50% 2012	340	353
Albertson’s, Inc. 7.25% 2013	1,260	1,295
Albertson’s, Inc. 8.00% 2031	3,575	3,645
Stater Bros. Holdings Inc. 8.125% 2012	4,900	4,863
Stater Bros. Holdings Inc. 7.75% 2015	400	388
Dole Food Co., Inc. 7.25% 2010	1,275	1,167
Dole Food Co., Inc. 8.875% 2011	4,358	4,053
Constellation Brands, Inc. 8.375% 2014	1,250	1,260
Constellation Brands, Inc. 7.25% 2017[1]	3,770	3,506
Smithfield Foods, Inc. 7.75% 2017	3,525	3,428
Yankee Candle Co., Inc., Series B, 8.50% 2015	1,725	1,598
Yankee Candle Co., Inc., Series B, 9.75% 2017	1,750	1,610
Vitamin Shoppe Industries Inc. 12.369% 2012[2,8]	3,030	3,151
JBS SA 10.50% 2016	2,425	2,358
Elizabeth Arden, Inc. 7.75% 2014	1,165	1,148
Spectrum Brands, Inc. 7.375% 2015	1,250	931
Duane Reade Inc. 9.75% 2011	1,015	921
Rite Aid Corp. 6.125% 2008[1]	750	733
Cervecería Nacional Dominicana, C. por A. 8.00% 2014[1]	698	710
		38,085

MORTGAGE-BACKED OBLIGATIONS[3]— 1.70%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,8]	1,750	1,612
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,8]	6,050	5,499
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[1,8]	5,970	5,816
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,8]	4,600	4,397
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[1,8]	700	662
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[1,8]	235	222
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[1,8]	2,235	2,081
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[1,8]	1,235	1,164
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[1,8]	1,235	1,152
		22,605

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 1.44%
United Mexican States Government, Series MI10, 9.50% 2014	MXN37,500	3,696
Turkey (Republic of) Treasury Bill 0% 2008[8]	TRY1,350	1,063
Turkey (Republic of) 12.375% 2009	$250	279
Turkey (Republic of) 10.00% 2012[8,9]	TRY1,170	1,045
Turkey (Republic of) 16.00% 2012[8]	1,175	1,000
Argentina (Republic of) 3.368% 2012[2,3,8]	$1,625	901
Argentina (Republic of) 5.83% 2033[3,5,8,9]	ARS7,123	1,673
Argentina (Republic of) GDP-Linked 2035	5,935	167
Colombia (Republic of) Global 10.75% 2013	$500	616
Colombia (Republic of) Global 12.00% 2015	COP2,180,000	1,211
Colombia (Republic of) Global 9.85% 2027	900,000	447
Panama (Republic of) Global 7.125% 2026	$310	343
Panama (Republic of) Global 9.375% 2029	130	178
Panama (Republic of) Global 6.70% 2036[3]	1,522	1,613
Brazilian Treasury Bill 6.00% 2045[8,9]	BRL3,297	1,731
Indonesia (Republic of) 11.00% 2025	IDR14,490,000	1,579
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	EGP2,450	435
Egypt (Arab Republic of) Treasury Bill 0% 2008[8]	2,050	371
Egypt (Arab Republic of) 11.50% 2011[8]	125	25
Dominican Republic 9.04% 2018[1,3]	$683	782
		19,155

U.S. GOVERNMENT BONDS & NOTES — 0.18%
U.S. Treasury 6.00% 2026	2,000	2,367

MUNICIPALS — 0.02%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	225	233

Total bonds, notes & other debt instruments (cost: $1,184,478,000)		1,127,446

	Shares or	Market value
Convertible securities — 0.77%	principal amount	(000)

CONSUMER DISCRETIONARY — 0.29%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€2,593,000	3,880

UTILITIES — 0.15%
AES Trust VII 6.00% convertible preferred 2008	40,000	1,990

FINANCIALS — 0.15%
Countrywide Financial Corp., Series A, 1.743% convertible debentures 2037[1,2]	$2,500,000	$1,962

MISCELLANEOUS — 0.18%
Other convertible securities in initial period of acquisition		2,373

Total convertible securities (cost: $8,639,000)		10,205

Preferred stocks — 1.77%	Shares

FINANCIALS — 1.50%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	160,000	4,715
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	5,370,000	4,546
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[1,2]	2,900,000	2,927
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[1,2]	875,000	883
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative[1,2]	2,909,000	2,948
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[1]	246,000	2,337
Fannie Mae, Series O, 7.00%[1,2]	20,000	927
Sumitomo Mitsui Banking Corp. 6.078%[1,2]	500,000	463
SB Treasury Co. LLC, Series A, 9.40% noncumulative[1,2]	205,000	209
		19,955

MISCELLANEOUS — 0.27%
Other preferred stocks in initial period of acquisition		3,623

Total preferred stocks (cost: $24,943,000)		23,578

Common stocks — 1.99%

INDUSTRIALS — 1.11%
DigitalGlobe Inc.[8,10,11]	3,677,578	14,710

UTILITIES — 0.30%
Drax Group PLC	334,565	4,016

TELECOMMUNICATION SERVICES — 0.16%
Sprint Nextel Corp., Series 1	127,382	1,673
Embarq Corp.	6,369	316
American Tower Corp., Class A10	3,522	150
XO Holdings, Inc.[10]	651	1
		2,140

INFORMATION TECHNOLOGY — 0.05%
ZiLOG, Inc.[10]	153,000	531
HSW International, Inc.[8,10,11]	7,452	33
HSW International, Inc.[8,10,11]	7,452	33
HSW International, Inc.[8,10,11]	7,452	33
		630

CONSUMER DISCRETIONARY — 0.01%
Radio One, Inc., Class D, nonvoting[10]	34,000	80
Radio One, Inc., Class A10	17,000	40
ACME Communications, Inc.[10]	13,100	36
Mobil Travel Guide[8,10,11]	7,285	2
		158

HEALTH CARE — 0.00%
Clarent Hospital Corp.[8,10]	80,522	16

MISCELLANEOUS — 0.36%
Other common stocks in initial period of acquisition		4,779

Total common stocks (cost: $16,516,000)		26,449

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[10]	1,305	—
XO Holdings, Inc., Series B, warrants, expire 2010[10]	978	—
XO Holdings, Inc., Series C, warrants, expire 2010[10]	978	—
KMC Telecom Holdings, Inc., warrants, expire 2008[1,8,10]	9,500	—
GT Group Telecom Inc., warrants, expire 2010[1,8,10]	4,000	—

Total rights & warrants (cost: $428,000)		—

	Principal amount
Short-term securities — 8.70%	(000)

Federal Home Loan Bank 4.20%–4.61% due 1/4–4/16/2008[12]	$25,100	24,940
Hewlett-Packard Co. 4.24% due 1/14/2008[1]	17,300	17,271
Caterpillar Financial Services Corp. 4.47% due 1/24/2008	16,800	16,744
Wal-Mart Stores Inc. 4.73% due 1/29/2008[1]	16,200	16,133
Ranger Funding Co. LLC 5.02% due 1/25/2008[1]	13,150	13,102
Procter & Gamble International Funding S.C.A. 4.74% due 1/4/2008[1]	6,800	6,796
General Electric Capital Corp. 4.15% due 1/2/2008	5,100	5,099
Fannie Mae 4.23% due 3/12/2008[12]	4,900	4,862
IBM Corp. 4.24% due 1/17/2008[1]	4,200	4,192
Kimberly-Clark Worldwide Inc. 4.47% due 1/11/2008[1]	3,800	3,795
Coca-Cola Co. 4.47% due 1/17/2008[1]	3,000	2,994

Total short-term securities (cost: $115,931,000)		115,928

Total investment securities (cost: $1,350,935,000)		1,303,606
Other assets less liabilities		28,373

Net assets		$1,331,979

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $329,727,000, which represented 24.75% of the net assets of the fund.

[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Loan participations and assignments; the total value of all such loans was $88,132,000, which represented 6.62% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $59,720,000.
[9]	Index-linked bond whose principal amount moves with a government retail price index.
[10]	Security did not produce income during the last 12 months.
[11]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restriction on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

DigitalGlobe Inc.	4/14/1999-7/31/2003	$3,000	$14,710	1.11%
HSW International, Inc.	12/17/2007	69	99	.01
Mobil Travel Guide	12/17/2007	2	2	.00

Total restricted securities		$3,071	$14,811	1.12%

[12]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

U.S. Government/AAA-Rated Securities Fund
Investment portfolio

December 31, 2007

Bonds, notes and other debt instruments — 92.68%	Principal amount (000)	Market value (000)

MORTGAGE-BACKED OBLIGATIONS — 52.43%
Federal agency mortgage-backed obligations[1]— 37.51%
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	$6,750	$6,755
Fannie Mae 12.00% 2015	53	60
Fannie Mae 5.50% 2017	2,371	2,423
Fannie Mae 9.00% 2018	22	24
Fannie Mae 10.00% 2018	92	104
Fannie Mae, Series 2001-4, Class GB, 10.185% 2018[2]	349	393
Fannie Mae 6.00% 2021	309	316
Fannie Mae 6.00% 2021	132	135
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	1,756	1,729
Fannie Mae, Series 2001-4, Class GA, 10.244% 2025[2]	136	152
Fannie Mae, Series 2001-4, Class NA, 11.897% 2025[2]	361	404
Fannie Mae 6.00% 2026	837	853
Fannie Mae 6.00% 2027	7,699	7,842
Fannie Mae 8.50% 2027	78	84
Fannie Mae 8.50% 2027	73	79
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	589	625
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	439	469
Fannie Mae 7.50% 2029	37	40
Fannie Mae 7.50% 2029	29	31
Fannie Mae 7.50% 2031	215	227
Fannie Mae 7.50% 2031	64	69
Fannie Mae 7.50% 2031	20	21
Fannie Mae 7.50% 2031	11	12
Fannie Mae, Series 2001-20, Class C, 12.016% 2031[2]	228	258
Fannie Mae 5.50% 2033	15,965	15,972
Fannie Mae 5.50% 2033	3,699	3,700
Fannie Mae 5.50% 2034	2,065	2,064
Fannie Mae 4.481% 2035[2]	1,863	1,863
Fannie Mae 4.50% 2035	11,027	10,449
Fannie Mae 4.50% 2035	2,183	2,069
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	1,607	1,575
Fannie Mae 4.50% 2035	1,192	1,130
Fannie Mae 5.50% 2035	12,265	12,259
Fannie Mae 5.50% 2035	1,797	1,798
Fannie Mae 6.50% 2035	1,185	1,224
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,829	1,381
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[3]	1,353	1,079
Fannie Mae 5.50% 2036	5,208	5,138
Fannie Mae 5.50% 2036	3,820	3,814
Fannie Mae 5.534% 2036[2]	2,938	2,980
Fannie Mae 6.00% 2036	2,027	2,059
Fannie Mae 6.00% 2036	40	41
Fannie Mae 6.50% 2036	4,134	4,220
Fannie Mae 5.424% 2037[2]	5,292	5,339
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	4,561	4,595
Fannie Mae 5.50% 2037	2,571	2,536
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	1,937	1,963
Fannie Mae 5.50% 2037	1,830	1,805
Fannie Mae 5.684% 2037[2]	1,250	1,266
Fannie Mae 5.869% 2037[2]	2,028	2,070
Fannie Mae 6.00% 2037	2,983	3,030
Fannie Mae 6.00% 2037	2,157	2,191
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	1,921	1,978
Fannie Mae 6.00% 2037[3]	1,753	1,761
Fannie Mae 6.00% 2037	739	751
Fannie Mae 6.06% 2037[2]	1,384	1,410
Fannie Mae 6.356% 2037[2]	5,000	5,107
Fannie Mae 6.50% 2037	7,150	7,351
Fannie Mae 6.50% 2037	5,250	5,352
Fannie Mae 6.50% 2037	5,103	5,202
Fannie Mae 6.50% 2037	2,933	3,019
Fannie Mae 6.50% 2037	1,934	1,974
Fannie Mae 7.00% 2037	8,617	8,876
Fannie Mae 7.00% 2037[3]	5,250	5,407
Fannie Mae 7.00% 2037	1,998	2,058
Fannie Mae 7.00% 2037	1,885	1,962
Fannie Mae 7.00% 2037	1,766	1,819
Fannie Mae 7.00% 2037[3]	1,657	1,707
Fannie Mae 7.00% 2037	1,520	1,582
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039	464	489
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	445	465
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	422	451
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	76	81
Fannie Mae 6.496% 2047[2]	4,921	5,017
Freddie Mac 7.00% 2008	11	11
Freddie Mac 8.25% 2008	1	1
Freddie Mac 8.00% 2012	12	12
Freddie Mac 7.00% 2015	58	61
Freddie Mac, Series 2356, Class GD, 6.00% 2016	1,997	2,047
Freddie Mac 8.00% 2017	95	101
Freddie Mac 8.50% 2018	1	1
Freddie Mac 11.00% 2018	37	42
Freddie Mac, Series 1567, Class A, 4.365% 2023[2]	376	357
Freddie Mac 6.00% 2026	7,594	7,739
Freddie Mac 6.00% 2027	14,682	14,962
Freddie Mac 8.50% 2027	34	38
Freddie Mac 9.00% 2030	218	242
Freddie Mac 4.645% 2035[2]	3,499	3,495
Freddie Mac, Series 3061, Class PN, 5.50% 2035	618	627
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,876	1,434
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[3]	1,828	1,404
Freddie Mac, Series 3257, Class PA, 5.50% 2036	1,871	1,895
Freddie Mac 6.00% 2036	5,246	5,324
Freddie Mac, Series 3233, Class PA, 6.00% 2036	1,810	1,864
Freddie Mac 5.50% 2037	9,364	9,342
Freddie Mac, Series 3312, Class PA, 5.50% 2037	7,804	7,857
Freddie Mac 5.50% 2037	4,943	4,931
Freddie Mac 5.50% 2037	3,429	3,421
Freddie Mac 5.50% 2037	2,997	2,990
Freddie Mac 5.50% 2037	745	743
Freddie Mac 5.686% 2037[2]	2,000	2,016
Freddie Mac 5.99% 2037[2]	1,326	1,344
Freddie Mac 6.00% 2037	15,750	15,983
Freddie Mac 6.00% 2037	7,405	7,515
Freddie Mac 6.00% 2037	6,331	6,424
Freddie Mac 6.00% 2037	4,883	4,958
Freddie Mac 6.00% 2037	3,478	3,532
Freddie Mac 6.00% 2037	2,739	2,781
Freddie Mac 6.00% 2037	1,950	1,980
Freddie Mac 6.00% 2037	1,132	1,149
Freddie Mac 6.056% 2037[2]	1,058	1,076
Freddie Mac 6.36% 2037[2]	2,431	2,476
Freddie Mac 6.424% 2037[2]	1,744	1,776
Freddie Mac 6.00% 2038	3,000	3,044
Government National Mortgage Assn. 9.50% 2009	84	86
Government National Mortgage Assn. 9.50% 2020	63	71
Government National Mortgage Assn. 8.50% 2021	99	110
Government National Mortgage Assn. 8.50% 2022	91	101
Government National Mortgage Assn. 8.50% 2022	21	24
Government National Mortgage Assn. 8.50% 2022	14	15
Government National Mortgage Assn. 8.50% 2023	158	175
		314,111

Commercial mortgage-backed securities[1]— 7.72%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	775	762
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	1,000	988
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	1,000	999
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	1,166	1,154
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1, Class A-2, 4.262% 2040	2,000	1,987
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	1,000	994
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[2]	1,000	962
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[2]	1,500	1,505
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 2043[2]	2,500	2,452
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.339% 2044[2]	1,750	1,749
GE Commercial Mortgage Corp., Series 2006-C1, Class A-AB, 5.339% 2044[2]	600	601
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3,4]	4,500	4,365
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,557	2,670
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.228% 2045[2]	1,500	1,497
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	1,000	1,044
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038[2]	1,000	990
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.555% 2039[2]	500	508
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[2]	1,000	992
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-M, 5.23% 2040[2]	565	547
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	3,826	3,832
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	1,000	983
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	1,250	1,245
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[2]	500	486
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	1,000	1,011
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	2,861	2,880
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	451	455
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	2,000	1,924
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	1,000	988
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	2,600	2,622
Fannie Mae, Series 1998-M6, Class A-2, 6.32% 2008	106	106
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,148
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	2,000	2,000
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	286	290
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	1,750	1,706
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	1,248	1,294
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A-M, 4.754% 2043	500	483
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033	66	66
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	1,550	1,617
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3,4]	1,650	1,643
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-1B, 6.24% 2031	1,119	1,125
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	466	472
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	455	461
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	492	520
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	601	596
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-4, 5.773% 2042[2]	1,500	1,537
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	1,204	1,221
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[2]	1,000	999
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[2]	1,000	982
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	805	797
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	651	659
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	600	606
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	146	149
		64,669

Collateralized mortgage-backed obligations (privately originated)[1]— 7.20%
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	1,435	1,372
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	731	713
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	629	627
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.863% 2035[2,3]	1,429	1,386
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	992	981
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	1,331	1,321
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	713	704
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.876% 2047[2]	2,037	1,983
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.967% 2047[2]	2,748	2,655
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	1,896	1,846
CHL Mortgage Pass-Through Trust, Series 2004-J7, Class 3-A-1, 5.00% 2019	4,004	3,898
CHL Mortgage Pass-Through Trust, Series 2004-J6, Class 3-A-1, 5.00% 2019	2,966	2,889
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2]	2,104	2,066
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.91% 2037[2]	1,921	1,881
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 2-A3, 5.999% 2037[2,3]	4,664	4,635
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	3,998	3,858
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.516% 2027[2,4]	475	474
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.744% 2027[2,4]	737	736
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.826% 2028[2,4]	384	387
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class A-3, 5.00% 2018	901	877
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.347% 2037[2]	1,158	1,145
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.825% 2037[2,3]	944	943
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.125% 2045[2]	477	450
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[3]	1,552	1,529
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[3]	626	608
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	981	987
Wells Fargo Mortgage-backed Securities Trust, Series 2004-2, Class A-1, 5.00% 2019	343	334
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	1,416	1,379
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	690	678
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	118	118
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3,4]	2,744	1,986
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class I-A1, 4.75% 2018[3]	1,516	1,481
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	472	470
Chase Mortgage Finance Trust, Series 2003-S10, Class A-1, 4.75% 2018	1,982	1,912
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2,3]	2,000	1,903
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	1,779	1,764
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.141% 2036[2,3]	1,773	1,657
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[2]	1,421	1,409
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019	1,311	1,261
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 5.672% 2040[2,4]	1,106	1,033
Citicorp Mortgage Securities, Inc., Series 2003-10, Class A-1, 4.50% 2018	1,017	973
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	687	667
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.125% 2035[2,3]	303	288
		60,264

Total mortgage-backed obligations		439,044

U.S. TREASURY BONDS & NOTES — 25.28%
U.S. Treasury 2.375% 2011[3,5,6]	1,579	1,647
U.S. Treasury 4.625% 2011	12,250	12,847
U.S. Treasury 3.00% 2012[3,5]	11,620	12,595
U.S. Treasury 4.25% 2012[6]	4,500	4,657
U.S. Treasury 4.625% 2012[6]	8,000	8,396
U.S. Treasury 4.25% 2013	37,994	39,365
U.S. Treasury 4.00% 2014	2,500	2,554
U.S. Treasury 4.25% 2014	5,000	5,169
U.S. Treasury 11.25% 2015	7,500	10,959
U.S. Treasury 5.125% 2016	19,250	20,834
U.S. Treasury 8.875% 2017	13,690	18,833
U.S. Treasury 8.125% 2019	13,695	18,462
U.S. Treasury 8.50% 2020	12,600	17,526
U.S. Treasury 7.875% 2021[6]	3,750	5,043
U.S. Treasury 7.125% 2023	7,500	9,676
U.S. Treasury 5.375% 2031	3,000	3,381
U.S. Treasury 4.50% 2036	19,600	19,707
		211,651

ASSET-BACKED OBLIGATIONS[1]— 8.01%
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[4]	6,125	6,156
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[4]	1,650	1,647
CPS Auto Receivables Trust, Series 2007-C, Class A-4, FSA insured, 5.92% 2014[4]	1,000	978
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	1,000	994
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,570	5,643
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	4,977
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[4]	750	748
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[4]	4,000	4,006
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	3,507	3,502
UPFC Auto Receivables Trust, Series 2006-B, Class A-3, AMBAC insured, 5.01% 2012	1,000	1,000
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[4]	3,944	3,950
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010[2]	740	728
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	3,000	2,994
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class A-I-3, MBIA insured, 6.03% 2037[2,3]	1,500	1,125
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[2]	1,488	1,482
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[2,3]	2,626	2,347
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[3,4]	2,650	2,271
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	2,125	2,128
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[4]	2,000	2,028
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[3,4]	2,229	1,889
CWABS Asset-backed Certificates Trust, Series 2007-9, Class 2-A-3, 5.045% 2047[2]	2,150	1,854
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	1,850	1,830
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	1,500	1,511
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[3,4]	1,500	1,499
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	1,450	1,458
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	1,101	1,100
RAMP Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	1,048	1,036
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	1,000	1,007
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	1,000	1,001
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	1,000	1,000
Argent Securities Trust, Series 2006-W3, Class A-2C, 5.045% 2036[2]	1,000	850
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[3,4]	750	714
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[3,4]	750	705
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	501	493
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 2031[2,3]	555	431
		67,082

FEDERAL AGENCY BONDS & NOTES — 6.35%
Freddie Mac 4.50% 2014	5,500	5,615
Freddie Mac 5.25% 2016	5,000	5,277
Freddie Mac 5.50% 2016	5,000	5,363
Freddie Mac 5.50% 2017	3,500	3,750
Fannie Mae 6.00% 2011	13,750	14,718
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	5,292	5,315
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	827	845
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	643	663
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	1,763	1,849
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	2,577	2,585
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	2,000	2,060
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	1,250	1,298
United States Agency for International Development, Republic of Egypt 4.45% 2015	1,000	996
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	2,000	2,158
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[1]	611	642
		53,134

INDUSTRIALS — 0.40%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,4]	2,198	2,264
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,4]	1,078	1,127
		3,391

UTILITIES — 0.18%
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008[4]	1,500	1,502

ENERGY — 0.03%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[1,4]	278	273

Total bonds, notes and other debt instruments (cost: $763,025,000)		776,077

Short-term securities — 8.72%

Federal Home Loan Bank 4.20% due 4/16/2008	18,545	18,322
Procter & Gamble International Funding S.C.A. 4.25% due 1/22/2008[4]	13,400	13,365
E.I. duPont de Nemours and Co. 4.20% due 1/11/2008[4]	10,000	9,987
Walgreen & Co. 4.20% due 1/4/2008	9,000	8,996
General Electric Capital Corp. 4.15% due 1/2/2008	8,900	8,898
Hewlett-Packard Co. 4.52% due 1/2/2008[4]	8,000	7,998
Estée Lauder Companies Inc. 4.24% due 1/3/2008[4]	5,500	5,498

Total short-term securities (cost: $73,056,000)		73,064

Total investment securities (cost: $836,081,000)		849,141
Other assets less liabilities		(11,750)

Net assets		$837,391

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $59,611,000.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $85,193,000, which represented 10.17% of the net assets of the fund.

[5]	Index-linked bond whose principal amount moves with a government retail price index.
[6]	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Cash Management Fund
Investment portfolio

December 31, 2007

Short-term securities — 99.69%	Principal amount (000)	Market value (000)

CORPORATE SHORT-TERM NOTES — 86.44%
Nestlé Capital Corp. 4.15% due 2/13/2008[1]	$20,500	$20,396
Toronto-Dominion Holdings USA Inc. 4.73%–4.83% due 1/8–1/31/2008[1]	20,100	20,045
BMW U.S. Capital LLC 4.45% due 1/3/2008[1]	20,000	19,993
American Honda Finance Corp. 4.50% due 1/9/2008	20,000	19,977
Wells Fargo & Co. 4.30% due 1/11/2008	20,000	19,974
Brown-Forman Corp. 4.25% due 1/18/2008[1]	20,000	19,957
KfW International Finance Inc. 4.30% due 1/24/2008[1]	20,000	19,943
Eksportfinans ASA 4.58% due 1/23/2008[1]	20,000	19,937
IBM International Group Capital LLC 4.47% due 1/30/2008[1]	20,000	19,915
Chevron Funding Corp. 4.27%–4.28% due 2/5–2/6/2008	20,000	19,913
Hewlett-Packard Co. 4.52%–4.55% due 1/2–1/4/2008[1]	18,700	18,691
HBOS Treasury Services PLC 4.85%–5.15% due 1/15-–2/4/2008	17,400	17,326
Procter & Gamble International Funding S.C.A. 4.20%–4.22% due 1/25–1/28/2008[1]	16,500	16,448
Bank of America Corp. 4.93% due 1/25/2008	16,400	16,344
Anheuser-Busch Cos. Inc. 4.18% due 2/1/2008[1]	16,000	15,940
Honeywell International Inc. 4.47% due 1/10/2008[1]	15,000	14,981
Sheffield Receivables Corp. 4.88% due 1/7/2008[1]	7,900	7,892
Barclays U.S. Funding Corp. 4.60% due 1/30/2008	6,500	6,472
Canadian Wheat Board 4.22% due 1/15/2008	13,600	13,576
Walgreen & Co. 4.40% due 1/14/2008	13,000	12,978
Coca-Cola Co. 4.47% due 1/17/2008[1]	13,000	12,972
GlaxoSmithKline Finance PLC 4.55% due 1/22/2008[1]	13,000	12,961
Medtronic Inc. 4.22% due 1/17–1/22/2008[1]	12,900	12,870
PepsiCo Inc. 4.15% due 1/14/2008[1]	12,600	12,580
Caterpillar Financial Services Corp. 4.20%–4.47% due 1/7–1/8/2008	11,900	11,889
United Parcel Service Inc. 4.36% due 1/24/2008[1]	11,800	11,766
Westpac Banking Corp. 5.10% due 1/14/2008[1]	11,700	11,677
Old Line Funding, LLC 4.85% due 1/16/2008[1]	11,700	11,673
Dexia Delaware LLC 4.77% due 1/10/2008	11,600	11,585
Johnson & Johnson 4.20% due 1/9/2008[1]	10,000	9,989
CAFCO, LLC 5.30% due 1/8/2008[1]	9,500	9,489
Bank of Ireland 4.86% due 1/28/2008[1]	8,590	8,556
International Lease Finance Corp. 4.69% due 1/3/2008	8,000	7,997
Lowe’s Co.s, Inc. 4.28% due 1/4/2008	6,400	6,397
Unilever Capital Corp. 4.23% due 1/25/2008[1]	5,181	5,166
ANZ National (International) Ltd. 4.50% due 2/1/2008[1]	5,000	4,980
Kimberly-Clark Worldwide Inc. 4.45% due 1/7/2008[1]	1,900	1,898
		505,143

FEDERAL AGENCY DISCOUNT NOTES — 13.25%
Federal Home Loan Bank 4.215% due 2/8/2008	31,000	30,858
Fannie Mae 4.27%–4.29% due 1/18–2/8/2008	25,900	25,833
Freddie Mac 4.21%–4.25% due 1/31–2/7/2008	18,000	17,929
International Bank for Reconstruction and Development 4.33% due 1/22/2008	2,800	2,794
		77,414

Total investment securities (cost: $582,578,000)		582,557
Other assets less liabilities		1,807

Net assets		$584,364

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $340,715,000, which represented 58.31% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

American Funds Insurance Series serves as the underlying investment for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can only be purchased through insurance products. This material is not an offer of the funds.

MFGEFP-995-0208O-S10882

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
American Funds Insurance Series:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund, Global Growth and Income Fund and Global Bond Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") as of December 31, 2007, and for the year then ended and have issued our unqualified report thereon dated February 8, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Series' investment portfolio (the “Portfolio”) as of December 31, 2007 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Series' management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: March 7, 2008

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: March 7, 2008